Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Sales (notes 4 and 5)	$ 10,924		$ 8,136		$ 7,613
Costs and expenses
Cost of sales (notes 4 and 6)	4,201	[1]	3,807	[1]	3,706	[1]
Amortization and accretion (notes 4 and 15B)	1,196		1,073		957
Corporate administration	154		171		155
Exploration (notes 4 and 7)	180		141		198
Project development expense (notes 4 and 7)	153		85		242
Elimination of gold sales contracts			5,933
Other expense (note 8A)	463		343		302
Impairment charges (note 8B)	7		277		598
Total costs and expenses	6,354		11,830		6,158
Interest income	14		10		39
Interest expense (note 20B)	(121)		(57)		(21)
Other income (note 8C)	124		112		291
Write-down of investments (note 8B)			(1)		(205)
Total nonoperating income and expenses	17		64		104
Income (loss) from continuing operations before income taxes and other items	4,587		(3,630)		1,559
Income tax expense (note 9)	(1,370)		(648)		(594)
Loss from equity investees (note 12)	(41)		(87)		(64)
Income (loss) from continuing operations before non-controlling interests	3,176		(4,365)		901
Income (loss) from discontinued operations (note 3I)	121		97		(104)
Income (loss) before non-controlling interests	3,297		(4,268)		797
Non-controlling interests (note 27)	(23)		(6)		(12)
Net income (loss)	$ 3,274		$ (4,274)		$ 785
Income (loss) from continuing operations
Basic (in dollars per share)	$ 3.19		$ (4.84)		$ 1.02
Diluted (in dollars per share)	$ 3.16		$ (4.84)		$ 1.01
Income (loss) from discontinued operations
Basic (in dollars per share)	$ 0.13		$ 0.11		$ (0.12)
Diluted (in dollars per share)	$ 0.12		$ 0.11		$ (0.12)
Net income (loss)
Basic (in dollars per share)	$ 3.32		$ (4.73)		$ 0.9
Diluted (in dollars per share)	$ 3.28		$ (4.73)		$ 0.89

[1]	Exclusive of amortization.

Consolidated Statements of Cash Flow (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
OPERATING ACTIVITIES
Net income (loss)	$ 3,274	$ (4,274)	$ 785
Amortization and accretion (notes 4 and 15B)	1,196	1,073	957
Impairment charges and write-down of investments (note 8B)	7	278	803
Income tax expense (note 9)	1,370	648	594
Income taxes paid	(647)	(376)	(575)
Net proceeds taxes paid	(85)	(66)
Increase in inventory	(403)	(372)	(370)
Elimination of gold sales contracts		5,933
Payment on settlement for gold sales contracts	(656)	(5,221)
Gain on sale/acquisition of long-lived assets (note 8C)	(50)	(85)	(187)
(Income) loss from discontinued operations (note 3I)	(121)	(97)	104
Operating cash flows of discontinued operations (note 3I)	(8)	7	26
Other operating activities (note 11A)	250	230	117
Net cash provided by (used in) operating activities	4,127	(2,322)	2,254
Property, plant and equipment
Capital expenditures (note 4)	(3,323)	(2,351)	(1,749)
Sales proceeds	61	10	185
Acquisitions (note 3)	(813)	(101)	(2,174)
Investments (note 12)
Purchases	(61)	(3)	(18)
Sales	15	7	76
Decrease in restricted cash		113	18
Investing cash flows of discontinued operations (note 3I)		(3)	(27)
Other investing activities (note 11B)	(51)	(87)	(231)
Net cash used in investing activities	(4,172)	(2,415)	(3,920)
Capital stock
Proceeds on exercise of stock options	127	65	74
Proceeds on common share offering (note 25)		3,885
Proceeds from public issuance of common shares by a subsidiary (note 3E)	884
Long-term debt (note 20B)
Proceeds	782	2,154	2,717
Repayments	(149)	(397)	(1,603)
Dividends (note 25)	(436)	(369)	(349)
Funding from non-controlling interests	114	304	88
Deposit on silver sale agreement	137	213
Financing cash flows of discontinued operations (note 3I)
Other financing activities (note 11C)	(25)	(26)	(34)
Net cash provided by financing activities	1,434	5,829	893
Effect of exchange rate changes on cash and equivalents	15	35	3
Net increase (decrease) in cash and equivalents	1,404	1,127	(770)
Cash and equivalents at beginning of period (note 20A)	2,564	1,437	2,207
Cash and equivalents at end of period (note 20A)	$ 3,968	$ 2,564	$ 1,437

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and equivalents (note 20A)	$ 3,968	$ 2,564
Accounts receivable (note 14)	346	251
Inventories (note 13)	1,852	1,540
Other current assets (note 14)	947	524
Assets of discontinued operations (note 3I)		59
Total current assets	7,113	4,938
Non-current assets
Equity in investees (note 12A)	291	1,136
Other investments (note 12B)	203	92
Property, plant and equipment (note 15)	17,751	13,125
Goodwill (note 17)	5,287	5,197
Intangible assets (note 16)	140	66
Deferred income tax assets (note 24)	467	949
Other assets (note 18)	2,070	1,531
Assets of discontinued operations (note 3I)		41
Total assets	33,322	27,075
Current liabilities
Accounts payable	1,511	1,221
Current portion of long-term debt (note 20B)	14	54
Other current liabilities (note 19)	964	475
Liabilities of discontinued operations (note 3I)		23
Total current liabilities	2,489	1,773
Non-current liabilities
Long-term debt (note 20B)	6,678	6,281
Asset retirement obligations (note 22)	1,439	1,122
Deferred income tax liabilities (note 24)	1,114	1,184
Other liabilities (note 23)	868	1,145
Liabilities of discontinued operations (note 3I)		23
Total liabilities	12,588	11,528
Equity
Capital stock (note 25)	17,790	17,390
Additional paid-in capital	288
Retained earnings (deficit)	456	(2,382)
Accumulated other comprehensive income (note 26)	531	55
Total shareholders' equity	19,065	15,063
Non-controlling interests (note 27)	1,669	484
Total equity	20,734	15,547
Contingencies and commitments (notes 15 and 30)
Total liabilities and equity	$ 33,322	$ 27,075

Consolidated Statements of Equity (USD $) Share data in Thousands	Total shareholders' equity	Common shares	Additional paid-in capital	Retained earnings (deficit)	Accumulated other comprehensive income (loss) (note 26)	Non-controlling interests (note 27)	Total
Balance at Dec. 31, 2007		$ 13,273,000,000		$ 1,832,000,000		$ 82,000,000
Balance, (in shares) at Dec. 31, 2007		869,887
Increase (Decrease) in Stockholders' Equity
Issued on exercise of stock options		74,000,000
Issued on exercise of stock options (in shares)		2,383
Issued on redemption of exchangeable shares (note 25B) (in shares)		469
Recognition of stock option expense		25,000,000
Net income (loss)				785,000,000			785,000,000
Dividends (note 25)				(349,000,000)
Repurchase of preferred shares of a subsidiary				(7,000,000)
Net income attributable to non-controlling interests						12,000,000	797,000,000
Funding from non-controlling interests						90,000,000	90,000,000
Other increase (decrease) in non-controlling interests						(2,000,000)	(2,000,000)
Balance at Dec. 31, 2008	15,277,000,000	13,372,000,000		2,261,000,000	(356,000,000)	182,000,000	15,459,000,000
Balance, (in shares) at Dec. 31, 2008		872,739
Increase (Decrease) in Stockholders' Equity
Issued on public equity offering (note 25 and note 3E)		3,926,000,000
Issued on public equity offering (note 25) (in shares)		108,973
Issued on exercise of stock options		65,000,000
Issued on exercise of stock options (in shares)		2,349
Issued on redemption of exchangeable shares (note 25B) (in shares)		267
Recognition of stock option expense		20,000,000
Other adjustments		7,000,000
Net income (loss)				(4,274,000,000)			(4,274,000,000)
Dividends (note 25)				(369,000,000)
Net income attributable to non-controlling interests						6,000,000	(4,268,000,000)
Funding from non-controlling interests						299,000,000	299,000,000
Other increase (decrease) in non-controlling interests						(3,000,000)	(3,000,000)
Balance at Dec. 31, 2009	15,063,000,000	17,390,000,000		(2,382,000,000)	55,000,000	484,000,000	15,547,000,000
Balance, (in shares) at Dec. 31, 2009		984,328
Increase (Decrease) in Stockholders' Equity
Issued on public equity offering (note 25 and note 3E)			288,000,000
Issued on exercise of stock options		127,000,000
Issued on exercise of stock options (in shares)		4,760
Issued on conversion of debentures (note 20B)		268,000,000
Issued on conversion of debentures (note 20B) (in shares)		9,412
Recognition of stock option expense		14,000,000
Other adjustments		(9,000,000)
Net income (loss)				3,274,000,000			3,274,000,000
Dividends (note 25)				(436,000,000)
Net income attributable to non-controlling interests						23,000,000	3,297,000,000
Funding from non-controlling interests						114,000,000	114,000,000
Other increase (decrease) in non-controlling interests						1,048,000,000	1,048,000,000
Balance at Dec. 31, 2010	$ 19,065,000,000	$ 17,790,000,000	$ 288,000,000	$ 456,000,000	$ 531,000,000	$ 1,669,000,000	$ 20,734,000,000
Balance, (in shares) at Dec. 31, 2010		998,500

Consolidated Statements of Comprehensive Income (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net income (loss)	$ 3,274	$ (4,274)	$ 785
Other comprehensive income (loss), net of tax (note 26)	476	411	(507)
Comprehensive income (loss)	$ 3,750	$ (3,863)	$ 278

NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2010
NATURE OF OPERATIONS
NATURE OF OPERATIONS

1 · Nature of Operations

Barrick Gold Corporation (“Barrick” or the “Company”) principally engages in the production and sale of gold, as well as related activities such as exploration and mine development. We also produce significant amounts of copper and hold interests in oil and gas properties located in Canada through our oil and gas subsidiary, Barrick Energy. Our producing mines are concentrated in three regional business units: North America, South America, and Australia Pacific. We also hold a 73.9% equity interest in a listed company, African Barrick Gold plc (“ABG”), which includes our African gold mines and exploration properties. We sell our gold production into the world market and we sell our copper production into the world market and to private customers.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2010
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES

2 · Significant Accounting Policies

a) Basis of Preparation

These consolidated financial statements have been prepared under United States generally accepted accounting principles (“US GAAP”). To ensure comparability of financial information, certain prior year amounts have been reclassified to reflect current financial statement presentation.

b) Principles of Consolidation

These consolidated financial statements include the accounts of Barrick Gold Corporation and those entities that we have the ability to control either through voting rights or means other than voting rights. For these entities, we record 100% of the revenues, expenses, cash flows, assets and liabilities in our consolidated financial statements. For entities that we control but hold less than a 100% ownership interest, a non-controlling interest is recorded in the consolidated income statement to reflect the non-controlling interest’s share of the net income (loss), and a non-controlling interest is recorded in the consolidated balance sheet to reflect the non-controlling interest’s share of the net assets of the entity. For entities that are subject to joint control (“joint ventures” or “JVs”) we account for our interest using the equity method of accounting where our interest is held through a corporate structure.

For unincorporated JVs in which we hold an undivided interest in the assets and liabilities and receive our share of production from the joint venture, we include our pro rata share of the assets, liabilities, revenues, expenses and cash flows in our financial statements.

We have assessed all entities including those entities that hold economic interests in projects that are in the exploration or development stage, in which we hold an economic interest, to determine if they are variable interest entities (“VIEs”).  If they are determined to be VIEs, we assess on an ongoing basis who the primary beneficiary is based on who has the power to direct matters that most significantly impact the activities of the VIE and who has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Matters that may have a significant impact on the activities of VIEs include, but are not limited to, approval of budgets and programs, construction decisions and delegation of certain responsibilities to the operator of the project. For VIEs where we are the primary beneficiary, we consolidate the entity and record a non-controlling interest, measured initially at its estimated fair value, for the interest held by other equity owners. For VIEs where we have shared power with unrelated parties over the aforementioned matters that most significantly impact the activities of the VIE, we use the equity method of accounting to report their results (note 12). For all VIEs, our risk is limited to our investment in the entity.

The following table illustrates our policy used to account for significant operating mines/projects where we hold less than a 100% economic interest. We consolidate all operating mines/projects where we hold a 100% economic interest.

Consolidation Method at December 31, 2010

	Entity type at December 31, 2010	Economic interest at December 31, 2010(1)	Method
African Barrick Gold(2)	Non-Wholly Owned Subsidiary	73.9%	Consolidation
Australia
Kalgoorlie Mine	Unincorporated JV	50%	Pro Rata
Porgera Mine(3)	Unincorporated JV	95%	Pro Rata
North America
Round Mountain Mine	Unincorporated JV	50%	Pro Rata
Marigold Mine	Unincorporated JV	33%	Pro Rata
Turquoise Ridge Mine	Unincorporated JV	75%	Pro Rata
Capital Projects
Pueblo Viejo Project(4)	VIE	60%	Consolidation
Cerro Casale Project(5)	VIE	75%	Consolidation
Donlin Creek Project(6)	VIE	50%	Equity Method
Reko Diq Project(6),(7)	VIE	37.5%	Equity Method
Kabanga Project(6),(8)	VIE	50%	Equity Method

(1)          Unless otherwise noted, all of our joint ventures are funded by contributions made by their partners in proportion to their economic interest.

(2)          In 2010, we completed an initial public offering (“IPO”) for a non-controlling interest in our African gold mining operations. As a result of this transaction, our economic interest in the North Mara, Bulyanhulu and Buzwagi gold mines was reduced from 100% to 73.9% and our economic interest in the Tulawaka gold mine (an unincorporated JV held through ABG) was reduced from 70% to 51.7% (note 3e).

(3)          We hold an undivided interest in our share of assets and liabilities at the Porgera mine.

(4)          In accordance with the terms of the agreement with our partner, Barrick is responsible for 60% of the funding requirements for the Pueblo Viejo project. We consolidate Pueblo Viejo and record a non-controlling interest for the 40% interest held by our partner. In 2009, we determined that the mineralization at Pueblo Viejo met the definition of proven and probable reserves for United States reporting purposes and began capitalizing development costs attributable to the project. At December 31, 2010, the consolidated carrying amounts (100%) of the Pueblo Viejo project were: assets of  $2,889 million (2009:  $1,385 million) and liabilities of  $1,392 million (2009:  $182 million). The maximum exposure to loss related to this VIE is  $898 million (2009:  $722 million), calculated as 60% of the shareholder’s equity of the entity.

(5)          On March 31, 2010, we obtained control over the Cerro Casale project by acquiring an additional 25% interest, which increased our ownership interest to 75%. As a result, we began to consolidate Cerro Casale and record a non-controlling interest for the 25% interest held by our partner, prospectively from March 31, 2010. Previously, we had joint control over Cerro Casale and accounted for our ownership interest using the equity method of accounting. At December 31, 2010, the consolidated carrying amounts (100%) of the Cerro Casale project were: assets of  $1,883 million (2009:  $861 million) and of liabilities  $22 million (2009:  $nil). The maximum exposure to loss related to this VIE is  $1,396 million (2009:  $861 million), calculated as 75% of the shareholder’s equity of the entity.

(6)          Our Donlin Creek, Reko Diq and Kabanga projects are VIEs that we account for ownership interests using the equity method of accounting. Our maximum exposure to loss is limited to the carrying amount of the investment (note 12).

(7)          We hold a 50% interest in Atacama Copper, which has a 75% interest in the Reko Diq project. We use the equity method to account for our interest in Atacama Copper (note 12).

(8)          In accordance with an agreement with our partner, from 2006 until the third quarter of 2008, our partner was responsible for funding 100% of exploration and project expenditures and we did not incur any costs attributable to our economic interest in this period. During the third quarter of 2008, our partner reached the  $145 million funding cap for these expenditures, and thereafter we began funding 50% of the exploration and project expenditures (note 12).

c) Foreign Currency Translation

The functional currency of our gold and copper operations is the US dollar. We translate non-US dollar balances for these operations into US dollars as follows:

·                 Property, plant and equipment, intangible assets and equity method investments using historical rates;

·                  Available-for-sale securities using closing rates with translation gains and losses recorded in other comprehensive income;

·                  Asset retirement obligations using historical rates;

·                  Deferred tax assets and liabilities using closing rates with translation gains and losses recorded in income tax expense;

·                  Other assets and liabilities using closing rates with translation gains and losses recorded in other income/expense; and

·                  Income and expenses using average exchange rates, except for expenses that relate to non-monetary assets and liabilities measured at historical rates, which are translated using the same historical rate as the associated non-monetary assets and liabilities.

The functional currency of our oil and gas operations, (“Barrick Energy”) is the Canadian dollar. We translate balances related to Barrick Energy into US dollars as follows:

·                  Assets and liabilities using closing exchange rates with translation gains and losses recorded in other comprehensive income; and

·                  Income and expense using average exchange rates with translation gains and losses recorded in other comprehensive income.

d) Use of Estimates

The preparation of these financial statements requires us to make estimates and assumptions. The most significant ones are: classification of mineralization as either reserves or non-reserves; quantities of proven and probable mineral reserves; fair values of acquired assets and liabilities under business combinations, including the value of mineralized material beyond proven and probable mineral reserves; future costs and expenses to produce proven and probable mineral reserves; future commodity prices for gold, copper, silver and other products; future costs of oil and other consumables; future currency exchange rates; the future cost of asset retirement obligations; amounts and likelihood of contingencies; the fair values of reporting units that include goodwill; uncertain tax positions; and credit risk adjustments to discount rates. Using these and other estimates and assumptions, we make various decisions in preparing the financial statements including:

·                  The treatment of expenditures at mineral properties prior to when production begins as either an asset or an expense (note 15);

·                  Whether tangible, intangible long-lived assets and equity investments are impaired, and if so, estimates of the fair value of those assets and any corresponding impairment charge (note 15);

·                  Our ability to realize deferred income tax assets and amounts recorded for any corresponding valuation allowances and amounts recorded for uncertain tax positions (note 24);

·                  The useful lives of tangible and intangible long-lived assets and the measurement of amortization (note 15);

·                 The fair value of asset retirement obligations (note 22);

·                  Whether to record a liability for loss contingencies and the amount of any such liability (notes 15 and 30);

·                 The amount of income tax expense (note 9);

·                  Allocations of the purchase price in business combinations to assets and liabilities acquired (notes 3 and 17);

·                  Whether any impairments of goodwill have occurred and if so the amounts of impairment charges (note 17);

·                 Transfers of value beyond proven and probable reserves to assets subject to amortization (note 15); and

·                  Fair value of derivative instruments including credit risk adjustments to the discount rates in determining fair value (notes 20 and 21).

As the estimation process is inherently uncertain, actual future outcomes could differ from our present estimates and assumptions, potentially having material future effects on our financial statements.

e) Accounting Changes

Future Accounting Policy Changes

Barrick has made the decision to convert our basis of accounting from US GAAP to International Financial Reporting Standards (“IFRS”) for periods beginning January 1, 2011, preparing its first interim financial statements in accordance with IFRS for the three-month period ending March 31, 2011. As a result of our transition to reporting under IFRS, new US GAAP pronouncements effective from 2011 onwards will not have an impact on our consolidated financial statements.

Accounting Pronouncements Implemented in 2010

Variable Interest Entities (“VIEs”)

As a result of recently issued ASU 2009-17 guidance, we reassessed our VIEs in first quarter 2010, and determined that these changes did not have an impact on our classification of VIEs. We have also increased our disclosures in respect of VIEs (note 2b).

Accounting Pronouncements Implemented in 2009

Measuring Fair Value of Liabilities

In August 2009, the FASB issued Accounting Standards Update (“ASU 2009-05”), Measuring Fair Value of Liabilities which is effective prospectively for interim periods beginning after August 1, 2009, with early adoption permitted. Previous guidance required that the fair value of liabilities be measured under the assumption that the liability is transferred to a market participant. ASU 2009-05 provides further clarification that the fair value measurement of a liability should assume transfer to a market participant as of the measurement date without settlement with the counterparty. Therefore, the fair value of the liability shall reflect non-performance risk, including but not limited to a reporting entity’s own credit risk. The application of ASU 2009-05 in fourth quarter 2009 did not have a material impact on the measurement of our liabilities.

Business Combinations

In first quarter 2009, we began applying the new FASB guidance for business combinations consummated after December 31, 2008. Under the new guidance, business combinations are accounted for under the “acquisition method”, as opposed to the “purchase method”.

The more significant changes to our accounting for business combinations resulting from the application of the acquisition method include: (i) the definition of a business is broadened to include some development stage entities, and therefore more acquisitions may be accounted for as business combinations rather than asset acquisitions; (ii) the measurement date for equity interests issued by the acquirer is the acquisition date instead of a few days before and after terms are agreed to and announced, which may significantly change the amount recorded for the acquired business if share prices differ from the agreement and announcement date to the acquisition date; (iii) all future adjustments to income tax estimates will be recorded as a component of income tax expense, whereas under the previous guidance, certain changes in income tax estimates were recorded to goodwill; (iv) acquisition-related costs of the acquirer, including investment banking fees, legal fees, accounting fees, valuation fees, and other professional or consulting fees will be expensed as incurred, whereas under the previous guidance these costs were capitalized as part of the cost of the business combination; (v) the assets acquired and liabilities assumed as part of a business combination, whether full, partial or step acquisition, result in the recording of assets and liabilities at 100% of their fair value, whereas under the previous guidance only the controlling interest’s portion was recorded at fair value; (vi) recognition of a bargain purchase gain when the fair value of the identifiable assets exceeds the purchase price, whereas under the previous guidance, the net book value of the identifiable assets would have been adjusted downward; and (vii) the non-controlling interest will be recorded at its share of fair value of net assets acquired, including its share of goodwill, whereas under previous guidance the non-controlling interest is recorded at its share of the carrying value of net assets acquired with no goodwill being allocated. See note 3 for our disclosure of the accounting impact of business combinations and asset acquisitions.

Non-controlling Interests in Consolidated Financial Statements

In first quarter 2009, we adopted the new FASB guidance for non-controlling interests. Under the new guidance, non-controlling interests are measured at 100% of the fair value of assets acquired and liabilities assumed. Prior to the effective date of the new guidance, non-controlling interests were measured at book value. For presentation and disclosure purposes, non-controlling interests are now classified as a separate component of equity. In addition, the new guidance changes the manner in which increases/decreases in ownership percentages are accounted for. Changes in ownership percentages are recorded as equity transactions and no gain or loss is recognized as long as the parent retains control of the subsidiary. When a parent company deconsolidates a subsidiary but retains a non-controlling interest, the non-controlling interest is remeasured at fair value on the date control is lost and a gain or loss is recognized at that time. Further, accumulated losses attributable to the non-controlling interests are no longer limited to the original carrying amount, and therefore non-controlling interests could have a negative carrying balance.

The new provisions have been applied prospectively with the exception of the presentation and disclosure provisions, which have been applied for all prior periods presented in the financial statements. The presentation and disclosure provisions resulted in the reclassification of non-controlling interests to the Equity section of the Balance Sheet totaling  $484 million as at December 31, 2009 (December 31, 2008:  $182 million).

f) Other Notes to the Financial Statements

	Note	Page
Acquisitions and divestitures	3	112
Segment information	4	115
Sales	5	118
Cost of sales	6	119
Exploration and project development expense	7	120
Other expense and income	8	121
Income tax expense	9	122
Earnings (loss) per share	10	124
Cash flow — other items	11	125
Equity in investees and other investments	12	126
Inventories	13	127
Accounts receivable and other current assets	14	129
Property, plant and equipment	15	130
Intangible assets	16	134
Goodwill	17	135
Other assets	18	137
Other current liabilities	19	137
Financial instruments	20	137
Fair value measurements	21	147
Asset retirement obligations	22	148
Other non-current liabilities	23	149
Deferred income taxes	24	150
Capital stock	25	152
Other comprehensive income (loss) (“OCI”)	26	153
Non-controlling interests	27	153
Stock-based compensation	28	154
Post-retirement benefits	29	157
Litigation and claims	30	160

ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2010
ACQUISITIONS AND DIVESTITURES
ACQUISITIONS AND DIVESTITURES

3 · Acquisitions and Divestitures

For the years ended December 31	2010	2009
Cash paid on acquisition(1)
Cerro Casale	$454	$—
Barrick Energy acquisitions	264	53
Tusker Gold Limited	74	—
REN joint venture	36	—
Hemlo	—	50
	$828	$103
Less: cash acquired	(15)	(2)
	$813	$101
Cash proceeds on divestiture(1)
ABG	$884	$—
Osborne	17	—
	$901	$—

(1) All amounts represent gross cash paid or received on acquisition or divestiture.

a) Barrick Energy Acquisitions

In 2010, Barrick Energy completed three acquisitions. On May 17, 2010, Barrick Energy acquired all of the outstanding shares of Bountiful Resources (“Bountiful”), a privately held corporation, for approximately  $109 million. On June 25, 2010, Barrick Energy acquired the Puskwa property from Galleon Energy Inc. (“Puskwa”) for approximately  $130 million. On September 17, 2010, Barrick Energy acquired the assets of Dolomite Resources (“Dolomite”) for approximately  $25 million. We have determined that all of these transactions represent business combinations, with Barrick Energy identified as the acquirer. We have recognized goodwill on these acquisitions due to expected synergies and the deferred tax impact. The tables below present the combined purchase cost and purchase price allocation for these transactions. Barrick Energy began consolidating the operating results, cash flows, and net assets of Bountiful, Puskwa, and Dolomite, from the respective acquisition dates.

Total Costs to Allocate

Purchase cost	$264

Allocation of Fair Values to Bountiful, Puskwa, and Dolomite’s Net Assets

Current assets	$8
Property, plant and equipment	252
Goodwill	64
Total assets	324
Current liabilities	2
Asset retirement obligations	8
Bank debt	13
Deferred income tax liabilities	37
Total liabilities	60
Net assets acquired	$264

b) Acquisition of Tusker Gold Limited

On April 27, 2010, ABG acquired 100% of the issued and outstanding shares of Tusker Gold Limited (“Tusker”) for aggregate net consideration of approximately  $74 million. As a result of this acquisition, ABG has increased its interest in the Nyanzaga joint venture from 51% to 100%. We have determined that this transaction represents a business combination, with ABG identified as the acquirer. The tables below present the purchase cost and our preliminary purchase price allocation. The purchase price allocation will be finalized upon the determination of the deferred tax impact. Any adjustments to deferred tax impact will have a corresponding impact on goodwill.

ABG began consolidating the operating results, cash flows and net assets of Tusker from the date of acquisition.

Total Costs to Allocate

Purchase cost	$74
Less: cash acquired	(8)
Cash consideration paid	$66

Preliminary Allocation of Fair Values to Tusker’s Net Assets

Property, plant and equipment	$80
Goodwill	22
Total assets	102
Current liabilities	10
Other non-current liabilities	4
Deferred income tax liabilities	22
Total liabilities	36
Net assets acquired	$66

c) Disposition of Sedibelo

On February 4, 2011, we entered into agreements to dispose of our 10% interest in the Sedibelo platinum project (“Sedibelo”) and certain assets to the Bakgatla-Ba-Kgafela Tribe (“BBK”), owner of the remaining 90% interest in Sedibelo, as well as the transfer of certain long lead items required for the development of Sedibelo to Newshelf 1101 (Proprietary) Limited, for total consideration of approximately  $44 million; and to settle various outstanding matters between Barrick and the BBK regarding Sedibelo and their respective interests. The agreements are subject to certain customary conditions and the transactions are expected to close by the end of first quarter 2011.

d) Acquisition of 64% Interest in REN Joint Venture

On April 8, 2010, we entered into an agreement to acquire the remaining 64% interest in the REN joint venture from Centerra Gold Inc. for  $36 million. The REN property is located next to the Goldstrike operations in Nevada. The transaction closed on July 2, 2010. The acquisition was accounted for as an asset purchase.

e) IPO of African Gold Mining Operations

On March 24, 2010, the initial public offering (“IPO”) for ABG closed and its approximately 404 million ordinary shares were admitted to the Official List of the UK Listing Authority and to trading on the London Stock Exchange’s main market for listed securities. ABG sold approximately 101 million ordinary shares in the offering, or about 25% of its equity and Barrick retained an interest in approximately 303 million ordinary shares, or about 75% of the equity of ABG. In April 2010, the over-allotment option was partially exercised resulting in a 1.1% dilution of our interest in ABG to 73.9% .

The net proceeds from the IPO and the exercise of the over-allotment option were approximately  $884 million. As Barrick has retained a controlling financial interest in ABG, we will continue to consolidate ABG and we accounted for the disposition of ABG shares as an equity transaction. Accordingly, the difference between the proceeds received and the carrying value of  $596 million has been recorded as  $288 million of additional paid-in capital in shareholders’ equity, and we set up a non-controlling interest to reflect our ownership interest in ABG.

f) Acquisition of Additional 25% Interest in Cerro Casale

On March 31, 2010, we completed the acquisition of the additional 25% interest in Cerro Casale from Kinross Gold Corporation (“Kinross”) for cash consideration of  $454 million and the elimination of a  $20 million contingent obligation, which was payable by Kinross to Barrick on a construction decision. Our interest in the project is now 75% and we have obtained control over the project. As a result, we began consolidating 100% of the operating results, cash flows and net assets of Cerro Casale, and we recorded a non-controlling interest for the 25% ownership interest held by Kinross, prospectively from March 31, 2010. We have remeasured our previously held 50% ownership interest to fair value and recorded a corresponding gain of  $29 million.

The tables below present the purchase cost and preliminary purchase price allocation.

Total Costs to Allocate

Purchase cost (25% interest)	$455
Purchase price adjustment	(1)
Less: cash acquired	(7)
Cash consideration paid	447
Equity method investment	879
Non-controlling interest	454
Subtotal	1,780
Fair value of net assets	1,809
Gain on acquisition	$29

Preliminary Allocation of Purchase Price to Cerro Casale’s Net Assets (100% basis)

Current assets	$1
Water rights	75
VAT receivables	11
Property, plant and equipment	1,732
Total assets	1,819
Current liabilities	10
Net assets acquired	$1,809

g) Acquisition of 50% Interest in Valhalla

On September 17, 2009, Barrick Energy completed the acquisition of 50% interest in the Valhalla oil and gas field, which is close to our existing Sturgeon Lake field, for total cash consideration of  $53 million. This transaction was considered an asset purchase.

h) Acquisition of 50% Interest in Hemlo

On April 22, 2009, we completed the acquisition of the remaining 50% interest in the Williams and David Bell gold mines (“Hemlo”) in Canada from Teck Resources Ltd. for cash consideration of  $50 million, thereby increasing our interest to 100%. We recognized a bargain purchase gain of  $43 million, resulting from the excess fair value of the net assets acquired over the cash consideration paid. Following this transaction, we remeasured our existing 50% interest in the assets and liabilities of Hemlo held prior to this transaction to their fair values, recognizing a gain of approximately  $29 million. The total gain of  $72 million was recorded in other income (note 8c).

The tables below represent the purchase cost, purchase price allocation and the bargain purchase gain recorded in other income in 2009 (note 8c).

Total Costs to Allocate

Purchase cost	$65
Purchase price adjustment	(15)
Less: cash acquired	(2)
$48

Preliminary Allocation of Fair Values to Hemlo’s Net Assets

Current assets	$10
Property, plant and equipment
Buildings, plant and equipment	25
Capitalized development costs	21
Capitalized reserve acquisition costs	81
Total assets	137
Current liabilities	8
Asset retirement obligations	32
Deferred income tax liabilities	21
Total liabilities	61
Net assets acquired	$76

i) Discontinued Operations

Results of Discontinued Operations

For the years ended December 31	2010	2009	2008
Gold sales
Osborne	$43	$31	$27
Henty	—	25	52
Copper sales
Osborne	244	212	221
	$287	$268	$300
Income before tax
Osborne	$173	$129	$(85)
Henty	—	9	(23)
	$173	$138	$(108)
Net income
Osborne	$121	$91	$(81)
Henty	—	6	(23)
	$121	$97	$(104)

Osborne

On September 30, 2010, we divested our Osborne copper mine to Ivanhoe Australia Limited (“Ivanhoe”), for consideration of approximately  $17 million cash and a royalty payable from any future production, capped at approximately  $14 million. Ivanhoe has agreed to assume all site environmental obligations. A loss of approximately  $7 million, primarily due to severance obligations, was recognized in the third quarter of 2010. The results of operations, including the loss on disposition, and the assets and liabilities of Osborne have been presented as discontinued operations in these consolidated financial statements.

Henty

On July 6, 2009, we finalized an agreement with Bendigo Mining Limited (“Bendigo”) to divest our Henty mine in our Australia Pacific segment for cash consideration of  $4 million and Bendigo shares with a fair value of  $2 million as at the closing date. We are also entitled to receive a royalty payable on production from future exploration discoveries, capped at approximately  $17 million. A gain of  $4 million was recognized in the third quarter. The results of operations and the assets and liabilities of Henty have been presented as discontinued operations in these consolidated financial statements.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2010
SEGMENT INFORMATION
SEGMENT INFORMATION

4 · Segment Information

In first quarter 2010 we revised the format of information provided to the Chief Operating Decision Maker to better reflect management’s view of the operations. The primary change involves the presentation of Exploration and Project Development, RBU Costs and Other Expenses (Income) as a component of Segment Income. Previously, these expenditures were monitored separately. Accordingly, we have revised our operating segment disclosure to be consistent with the reporting changes, with adjustments to comparative information to conform to the current period presentation.

Income Statement Information

For the year ended December 31, 2010	Sales	Cost of Sales	Exploration & Project Development	RBU Costs	Other Expenses (Income)(1)	Amortization	Segment Income (Loss)(2)
Gold
North America	$3,823	$1,511	$106	$39	$53	$444	$1,670
South America	2,523	515	17	41	36	165	1,749
Australia Pacific	2,434	1,276	61	51	36	251	759
African Barrick Gold	919	487	23	38	26	119	226
Copper
South America	1,102	345	—	5	20	84	648
Capital Projects(3)	—	—	134	3	(49)	4	(92)
Barrick Energy	123	67	—	7	4	60	(15)
	$10,924	$4,201	$341	$184	$126	$1,127	$4,945

Income Statement Information

For the year ended December 31, 2009	Sales	Cost of Sales	Exploration & Project Development	RBU Costs	Other Expenses (Income)(1)	Amortization	Segment Income (Loss)(2)
Gold
North America	$2,780	$1,421	$66	$43	$(9)	$362	$897
South America	1,831	499	30	24	33	134	1,111
Australia Pacific	1,836	1,110	38	50	56	282	300
African Barrick Gold	688	377	8	32	35	93	143
Copper
South America	943	361	1	3	14	76	488
Capital Projects(3)	—	—	107	5	(6)	3	(109)
Barrick Energy	58	39	—	6	4	30	(21)
	$8,136	$3,807	$250	$163	$127	$980	$2,809

Income Statement Information

For the year ended December 31, 2008	Sales	Cost of Sales	Exploration & Project Development	RBU Costs	Other Expenses (Income)(1)	Amortization	Segment Income (Loss)(2)
Gold
North America	$2,627	$1,517	$108	$46	$(16)	$354	$618
South America	1,833	531	55	20	33	163	1,031
Australia Pacific	1,579	1,002	47	48	—	240	242
African Barrick Gold	538	327	16	24	14	63	94
Copper
South America	1,007	315	11	4	4	66	607
Capital Projects(3)	—	—	162	5	9	—	(176)
Barrick Energy	29	14	1	2	—	13	(1)
	$7,613	$3,706	$400	$149	$44	$899	$2,415

(1)          Other expenses include accretion expense. For the year ended December 31, 2010, accretion expense was  $47 million (2009:  $57 million; 2008:  $45 million). See note 15 for further details.

(2)          We manage the performance of our regional business units using a measure of income before interest and taxes, consequently interest income, interest expense and income taxes are not allocated to our regional business units.

(3)          Segment loss for the Capital Projects segment includes project development expense and losses from equity investees that hold capital projects. See notes 7 and 12 for further details. For the year ended December 31, 2010, Capital Projects other expenses (income) includes a  $29 million pre-tax gain on the acquisition of the 25% interest in Cerro Casale (note 3f).

Reconciliation of Segment Income to Income (Loss) from Continuing Operations Before Income Taxes and Other Items

For the years ended December 31	2010	2009	2008
Segment income	$4,945	$2,809	$2,415
Amortization of corporate assets	(22)	(36)	(13)
Exploration not attributable to segments	(9)	(11)	(12)
Project development not attributable to segments	(36)	(58)	(97)
Corporate administration	(154)	(171)	(155)
Other expense not attributable to segments	(76)	2	137
Elimination of gold sales contracts	—	(5,933)	—
Impairment charges	(7)	(277)	(598)
Interest income	14	10	39
Interest expense	(121)	(57)	(21)
Write-down of investments	—	(1)	(205)
Loss from capital projects held through equity investees	53	93	69
Income (loss) from continuing operations before income taxes and other items	$4,587	$(3,630)	$1,559

Geographic Information

	Long-lived assets(1)			Sales(2)
For the years ended December 31	2010	2009	2008	2010	2009	2008
North America
United States	$4,746	$4,618	$4,322	$3,520	$2,552	$2,501
Canada	1,528	1,040	643	426	286	155
Dominican Republic	2,550	1,352	446	—	—	—
South America
Peru	415	283	318	1,200	1,291	1,367
Chile	4,395	2,181	1,930	1,102	943	1,007
Argentina	1,758	1,214	1,104	1,323	540	466
Australia Pacific
Australia	1,680	1,646	1,536	1,823	1,306	1,040
Papua New Guinea	868	682	677	611	530	539
Africa
Tanzania	1,864	1,628	1,645	919	688	538
Other	17	12	17	—	—	—
Segment total	$19,821	$14,656	$12,638	$10,924	$8,136	$7,613

(1) Long-lived assets include property, plant and equipment and other assets.

(2) Presented based on the location in which the sale originated.

Asset Information

	Segment assets			Segment capital expenditures(1)
For the years ended December 31	2010	2009	2008	2010	2009	2008
Gold
North America	$4,877	$4,779	$4,304	$523	$553	$434
South America	1,311	1,166	1,183	202	161	84
Australia Pacific	2,548	2,328	2,212	295	221	207
African Barrick Gold	1,855	1,621	1,024	137	126	138
Copper
South America	1,231	1,242	1,267	63	37	57
Capital projects	6,643	2,686	1,904	2,187	1,317	919
Barrick Energy	808	501	382	86	31	15
Segment total	19,273	14,323	12,276	3,493	2,446	1,854
Cash and equivalents	3,968	2,564	1,437
Other current assets	3,145	2,315	2,642
Equity in investees	291	1,136	1,085
Other investments	203	92	60
Intangible assets	140	66	74
Deferred income tax assets	467	949	869
Assets of discontinued operations	—	100	76
Goodwill	5,287	5,197	5,280
Other items not allocated to segments	548	333	362	67	21	62
Enterprise total	$33,322	$27,075	$24,161	$3,560	$2,467	$1,916

(1)          Segment capital expenditures are presented for internal management reporting purposes on an accrual basis. Capital expenditures in the Consolidated Statements of Cash Flow are presented on a cash basis. In 2010, cash expenditures were  $3,323 million (2009:  $2,351 million; 2008:  $1,749 million) and the increase in accrued expenditures was  $237 million in 2010 (2009:  $116 million increase; 2008:  $167 million increase).

SALES	12 Months Ended
Dec. 31, 2010
SALES
SALES

5 · Sales

For the years ended December 31	2010	2009	2008
Gold bullion sales(1),(2)
Spot market sales	$9,374	$6,991	$6,455
Concentrate sales(3)	325	144	122
	9,699	7,135	6,577
Copper sales(1),(4)
Copper cathode sales	1,098	943	1,007
Concentrate sales	4	—	—
	1,102	943	1,007
Oil and gas sales	123	58	29
	$10,924	$8,136	$7,613

(1)          Revenues include amounts transferred from OCI to earnings for commodity cash flow hedges (see notes 20e and 26).

(2)          Gold sales include gains and losses on non-hedge derivative contracts: For the year ended December 31, 2010:  $26 million gain (2009:  $56 million gain; 2008:  $19 million gain).

(3)          Concentrate sales include gains and losses on the mark-to-market receivable balances arising from smelting contracts, which are accounted for as embedded derivatives: For the year ended December 31, 2010:  $3 million gain (2009:  $1 million gain; 2008:  $3 million loss).

(4)          Copper sales include gains and losses on economic copper hedges that do not qualify for hedge accounting treatment: For the year ended December 31, 2010:  $40 million gain (2009:  $55 million loss; 2008:  $67 million gain). Sales also include gains and losses on the mark-to-market receivable balances arising from copper smelting contracts, which are accounted for as embedded derivatives: For the year ended December 31, 2010:  $10 million gain (2009:  $4 million gain; 2008:  $nil).

Principal Products

All of our gold mining operations produce gold in doré form, except Bulyanhulu and Buzwagi which produce both gold doré and gold concentrate. Gold doré is unrefined gold bullion bars usually consisting of 90% gold that is refined to pure gold bullion prior to sale to our customers. Gold concentrate is a processing product containing the valuable ore mineral (gold) from which most of the waste mineral has been eliminated. This concentrate undergoes a smelting process to convert it into gold bullion. Gold bullion is sold primarily in the London spot market. Gold concentrate is sold to third-party smelters. At our Zaldívar mine we produce copper cathode, which consists of 99.9% copper. Copper cathodes are sold directly under copper cathode sales contracts with various third-party buyers.

Revenue Recognition

We record revenue when the following conditions are met: persuasive evidence of an arrangement exists; delivery and transfer of title (gold revenue only) have occurred under the terms of the arrangement; the price is fixed or determinable; and collectability is reasonably assured. Revenue is presented net of direct sales taxes of  $68 million (2009:  $30 million; 2008:  $23 million). Incidental revenues from the sale of by-products, primarily copper and silver, are classified within cost of sales.

Bullion Sales

We record revenue from gold and silver bullion sales at the time of physical delivery, which is also the date that title to the gold or silver passes. The sales price is fixed at the delivery date based on either the terms of gold sales contracts or the gold spot price.

Concentrate Sales

Under the terms of concentrate sales contracts with independent smelting companies, gold and copper sales prices are provisionally set on a specified future date after shipment based on market prices. We record revenues under these contracts at the time of shipment, which is also when title passes to the smelting companies, using forward market gold and copper prices on the expected date that final sales prices will be determined. Variations between the price recorded at the shipment date and the actual final price set under the smelting contracts are caused by changes in market gold and copper prices and result in an embedded derivative in the accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value included as a component of revenue.

Copper Cathode Sales

Under the terms of copper cathode sales contracts, copper sales prices are provisionally set on a specified future date based upon market commodity prices plus certain price adjustments. Revenue is recognized at the time of shipment when risk of loss passes to the customer, and collectability is reasonably assured. Revenue is provisionally measured using forward market prices on the expected date that final selling prices will be determined. Variations occur between the price recorded on the date of revenue recognition and the actual final price under the terms of the contracts due to changes in market copper prices and result in an embedded derivative in the accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value included as a component of revenue.

Provisional Copper and Gold Sales

Revenues before treatment and refining charges subject to final price adjustments as at December 31 and final provisional price adjustments recorded within the year were as follows:

At December 31	2010	2009	2008
Copper	$143	$88	$45
Gold	66	8	15

Final price adjustments recorded during the year:

For the years ended December 31	2010	2009	2008
Gain (loss)
Copper	$21	$45	$(36)
Gold	—	—	—

Oil and Gas Sales

Revenue from the sale of crude oil, natural gas and natural gas liquids is recorded at the time it enters the pipeline system, which is also when title transfers and there is reasonable assurance of collectability. At the time of delivery of oil and gas, prices are fixed and determinable based upon contracts referenced to monthly market commodity prices plus certain price adjustments. Price adjustments include product quality and transportation adjustments and market differentials.

COST OF SALES	12 Months Ended
Dec. 31, 2010
COST OF SALES.
COST OF SALES

6 · Cost of Sales

	Gold			Copper			Oil & Gas
For the years ended December 31	2010	2009	2008	2010	2009	2008	2010	2009	2008
Cost of goods sold(1)	$3,542	$3,230	$3,211	$349	$362	$315	$39	$29	$8
Unrealized (gains) losses on non-hedge contracts	(6)	(7)	14	—	—	—	—	—	—
By-product revenues	(124)	(73)	(92)	(4)	(1)	—	—	—	—
Royalty expense	287	218	202	—	—	—	28	10	6
Mining production taxes	90	39	42	—	—	—	—	—	—
	$3,789	$3,407	$3,377	$345	$361	$315	$67	$39	$14

(1)          Cost of goods sold includes charges to reduce the cost of inventory to net realizable value as follows:  $3 million for the year ended December 31, 2010 (2009:  $6 million; 2008:  $62 million). The cost of inventory sold in the period reflects all components capitalized to inventory, except that, for presentation purposes, the component of inventory cost relating to amortization of property, plant and equipment is classified in the income statement under “amortization”. Some companies present this amount under “cost of sales”. The amount presented in amortization rather than cost of sales was  $1,097 million in the year ended December 31, 2010 (2009:  $964 million; 2008:  $893 million).

Royalties

Certain of our properties are subject to royalty arrangements based on mineral production at the properties. The primary type of royalty is a net smelter return (NSR) royalty. Under this type of royalty we pay the holder an amount calculated as the royalty percentage multiplied by the value of gold production at market gold prices less third-party smelting, refining and transportation costs. Other types of royalties include:

· Net profits interest (NPI) royalty,

· Modified net smelter return (NSR) royalty,

· Net smelter return sliding scale (NSRSS) royalty,

· Gross proceeds sliding scale (GPSS) royalty,

· Gross smelter return (GSR) royalty,

· Net value (NV) royalty, and a

· Land tenement (LT) royalty.

Royalty expense is recorded on completion of the production process.

Royalties applicable to our oil and gas properties include:

· Crown royalties,
· Net profits interest (NPI) royalty, and

· Overriding royalty (ORR).

Producing mines &
development projects	Type of royalty

North America
Goldstrike	0%–5% NSR, 0%–6% NPI
Williams	1.5% NSR, 0.75% NV,
1% NV
David Bell	3%–3.5% NSR
Round Mountain	3.53%–6.35% NSRSS
Bald Mountain	3.5%–7% NSRSS,
2.9%–4% NSR,
10% NPI
Ruby Hill	3% modified NSR
Cortez	1.5% GSR
Cortez – Pipeline/South Pipeline deposit	0.4%–9% GSR
Cortez – portion of Pipeline/South Pipeline deposit	5% NV

South America
Veladero	3.75% modified NSR
Lagunas Norte	2.51% NSR

Australia Pacific
Porgera	2% NSR, 0.25% other
Queensland & Western Australia production(1)	2.5%–2.7% of gold revenue
Cowal	4% of net gold revenue
Africa
Bulyanhulu	3% NSR
Tulawaka	3% NSR
North Mara – Nyabirama and Nyabigena pit	3% NSR, 1% LT
North Mara – Gokona pit	3% NSR, 1.1% LT
Buzwagi	3% NSR, 30% NPI(2)
Capital Projects
Donlin Creek Project	1.5% NSR (first 5 years),
4.5% NSR (thereafter),
8.0% NPI(3)
Pascua-Lama Project – Chile gold production	1.5%–9.8% GPSS
Pascua-Lama Project – Chile copper production	2% NSR
Pascua-Lama Project – Argentina production	3% modified NSR
Pueblo Viejo	3.2% NSR (for gold & silver),
28.75% NPI(3)
Cerro Casale	3% NSR (capped at
$3 million cumulative)
Reko Diq	2% NSR
Kabanga	3% NSR
Other
Barrick Energy	0.40% NPI, 0.54% ORR,
22.1% Crown royalty, net

(1)          Includes the Kalgoorlie, Kanowna, Granny Smith, Plutonic, Darlot and Lawlers mines.

(2)          The NPI is calculated as a percentage of profits realized from the Buzwagi mine after all capital, exploration, and development costs and interest incurred in relation to the Buzwagi mine have been recouped and all operating costs relating to the Buzwagi mine have been paid. No amount is currently payable.

(3)          The NPI is calculated as a percentage of profits realized from the mine until all funds invested to date with interest at an agreed upon rate are recovered. No amount is currently payable.

EXPLORATION AND PROJECT DEVELOPMENT EXPENSE	12 Months Ended
Dec. 31, 2010
EXPLORATION AND PROJECT DEVELOPMENT EXPENSE
EXPLORATION AND PROJECT DEVELOPMENT EXPENSE

7 · Exploration and Project Development Expense

For the years ended December 31	2010	2009	2008

Exploration:
Minesite exploration	$66	$42	$62
Projects	114	99	136
	$180	$141	$198
Project development expense:
Pueblo Viejo(1)	$3	$(3)	$62
Sedibelo	2	8	17
Fedorova	1	2	24
Pascua-Lama	12	17	21
Kainantu	3	10	28
Cerro Casale	63	—	—
Other	19	27	33
	103	61	185
Other project expenses(2)	50	24	57
	$153	$85	$242

(1)

We record a non-controlling interest balance for our partner’s share of expenditures within “non-controlling interests” in the income statement. In 2009, the costs include a reimbursement of historical remediation expenditures.

(2)	Includes costs related to corporate development activities, research and development costs, and other corporate project expenditures.

Accounting Policy for Exploration and Project Expenditures

Exploration Expenditures

Exploration activities relate to the initial search for deposits with economic potential and the evaluation and assessment of deposits that have been identified as having economic potential. Exploration activity is undertaken at both greenfield sites (sites where we do not have any mineral deposits that are already being mined or developed) and brownfield sites (sites that are adjacent or in close proximity to a mineral deposit that is classified within proven and probable reserves as defined by United States reporting standards and is already being mined or developed). Exploration expenditures reflect the costs of such activities, including exploratory drilling costs.

Expenditures on exploration activity conducted at greenfield sites are expensed as incurred. Exploration expenditures are capitalized when incurred at brownfield sites where the activities are directed at obtaining additional information on an ore body that is classified within proven and probable reserves or for the purpose of converting a mineral resource into a proven and probable reserve and, prior to the commencement of the exploration program, we can conclude that it is probable that such a conversion will take place. Our assessment of probability is based on the following factors: results from previous exploration programs; results from geological models; results from a mine scoping study confirming economic viability of the resource; and preliminary estimates of mine inventory, ore grade, cash flow and mine life. Costs incurred at brownfield sites that meet the above criteria are capitalized as mine development costs. All other exploration expenditures incurred at these sites are expensed as mine site exploration.

Project Expenditures

Project expenditures reflect costs incurred at development projects related to establishing the technical and commercial viability of developing mineral deposits identified through exploration or acquired through a business combination or asset acquisition. Project expenditures include the cost of: i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities in an ore body that is classified as either a mineral resource or a proven and probable reserve; ii) determining the optimal methods of extraction and metallurgical and treatment processes; iii) studies related to surveying, transportation and infrastructure requirements; iv) permitting activities; and v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, prefeasibility and final feasibility studies.

We capitalize the costs of activities at projects after mineralization is classified as proven and probable reserves. Before classifying mineralization as proven and probable reserves, the costs of project activities are expensed as incurred, except for costs incurred to construct tangible assets that are capitalized within property, plant and equipment. The costs of start-up activities at mines and projects, such as recruiting and training costs, are also expensed as incurred within project development expense.

The Cerro Casale, Donlin Creek, Reko Diq and Kabanga projects are in various stages of development; however, none of these projects had met the criteria for cost capitalization at December 31, 2010. We account for our interests in the Reko Diq and Kabanga projects using the equity method of accounting and project expenses are included in “equity investees” in the Consolidated Income Statement (see note 12). Effective January 1, 2009, we determined that mineralization of Pueblo Viejo met the definition of proven and probable reserves for United States reporting purposes. Following this determination, we began capitalizing the cost of project activities at Pueblo Viejo.

OTHER EXPENSE AND INCOME	12 Months Ended
Dec. 31, 2010
OTHER EXPENSE AND INCOME
OTHER EXPENSE AND INCOME

8 · Other Expense and Income

a) Other Expense

For the years ended December 31	2010	2009	2008
Regional business unit costs(1)	$184	$163	$149
Severance costs(2)	16	41	1
Currency translation losses(3)	26	8	37
Changes in estimate of AROs at closed mines	14	8	9
Finance charges(4)	22	—	—
Community relations(5)	35	14	21
Environmental costs	8	13	7
World Gold Council fees	16	14	11
Non-hedge derivative losses	—	1	17
Provision for supply contract restructuring costs(6)	46	—	—
Pension and other post-retirement benefit expense	6	9	5
Other items	90	72	45
	$463	$343	$302

(1)          Relates to costs incurred at regional business unit offices.

(2)          In 2009, includes  $21 million in restructuring costs related to an organizational review, and other termination and restructuring costs.

(3)          Amounts attributable to currency translation losses on working capital balances.

(4)          Represents financing charges on the settlement obligation to close out gold sales contracts. Those contracts were settled in fourth quarter 2010 (note 23).

(5)          Amounts mainly related to community programs and other related expenses.

(6)          Amount relates to the present value of required payments to restructure a tire supply contract.

Environmental Costs

During the production phases of a mine, we incur and expense the cost of various activities connected with environmental aspects of normal operations, including compliance with and monitoring of environmental regulations; disposal of hazardous waste produced from normal operations; and operation of equipment designed to reduce or eliminate environmental effects. In limited circumstances, costs to acquire and install plant and equipment are capitalized during the production phase of a mine if the costs are expected to mitigate risk or prevent future environmental contamination from normal operations.

When a contingent loss arises from the improper use of an asset, a loss accrual is recorded if the loss is probable and reasonably estimable. Amounts recorded are adjusted as further information develops or if circumstances change. Recoveries of environmental remediation costs from other parties are recorded as assets when receipt is deemed probable.

b) Impairment Charges

For the years ended December 31	2010	2009	2008
Impairment of goodwill (note 17)(1)	$—	$63	$584
Impairment of long-lived assets(2)	7	214	14
	7	277	598
Write-down of investments (note 12)(3)	—	1	205
	$7	$278	$803

(1)          In 2009, we recorded an impairment charge of  $63 million for Plutonic. Impairment charges for Osborne ( $64 million) and Henty ( $30 million) in 2008 are reflected in the results of discontinued operations. Impairment charges recorded in 2008 related to Kanowna ( $272 million), North Mara ( $216 million), Barrick Energy ( $88 million) and Marigold ( $8 million).

(2)          In 2010, an impairment charge of  $7 million was recorded to write off the remaining carrying amount of an intangible asset relating to a tire supply contract. In 2009, impairment charges of  $43 million and  $158 million were recorded to reduce the carrying amount of long-lived assets for Plutonic and Sedibelo to their estimated fair values, respectively. In 2008, impairment charges primarily relate to a  $12 million charge recorded to reduce the carrying amount of long-lived assets at Marigold to their estimated fair value.

(3)          In 2008, we recorded impairment charges on our investments in Highland Gold ( $140 million), on Asset-Backed Commercial Paper ( $39 million) and various other investments in junior gold mining companies ( $26 million).

c) Other Income

For the years ended December 31	2010	2009	2008
Gains on sale of assets(1)	$21	$13	$187
Gain on sale of investments(2)	12	6	59
Gain on acquisition of assets(3)	29	72	—
Royalty income	7	5	25
Sale of water rights	3	4	4
Non-hedge derivative gains	24	—	—
Other	28	12	16
	$124	$112	$291

(1)          In 2008, we recorded a gain of  $167 million on the disposition of royalties to Royal Gold and a gain of  $9 million on the sale of the Doyon royalty.

(2)          In 2008, we recorded a gain of  $12 million on the sale of available-for-sale investments. We also sold Asset-Backed Commercial Paper for cash proceeds of  $49 million and recorded a gain on sale of  $42 million.

(3)          Relates to a  $29 million gain recorded on gaining control of Cerro Casale following the acquisition of an additional 25% interest (note 3f). In 2009, we recorded a gain of  $72 million on the acquisition of the remaining 50% interest in Hemlo (note 3h).

INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2010
INCOME TAX EXPENSE
INCOME TAX EXPENSE

9 · Income Tax Expense

For the years ended December 31	2010	2009	2008
Current
Canada	$15	$(21)	$22
International	1,180	562	613
	$1,195	$541	$635
Deferred
Canada	$54	$(11)	$3
International	179	210	(146)
	$233	$199	$(143)
Income tax expense before elements below	$1,428	$740	$492
Net currency translation (gains) losses on deferred tax balances	(2)	(40)	98
Impact of legislative amendments in Australia	(78)	—	—
Dividend withholding tax	74	—	—
Canadian functional currency election	—	(70)	—
Canadian tax rate changes	—	59	—
Total expense	1,422	689	590
Current (2010) and deferred income tax (expense) recovery (2009 and 2008) – discontinued operations	(52)	(41)	4
Income tax expense – continuing operations	$1,370	$648	$594

Currency Translation

Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. The most significant balances are Canadian deferred tax liabilities with a carrying amount of approximately  $25 million, Argentinean deferred tax liabilities with a carrying amount of approximately  $106 million, and Australian and Papua New Guinea deferred tax liabilities with a carrying amount of approximately  $144 million. In 2010 and 2009, the appreciation of the Canadian and Australian dollar against the US dollar, and the weakening of the Argentine peso against the US dollar resulted in net translation gains totaling  $2 million and  $40 million, respectively. These gains are included within deferred tax expense/recovery.

Impact of Legislative Amendments in Australia

In Australia, we elected to enter into the consolidated tax regime in 2004 (in 2002 for the former Placer Dome Inc. subsidiaries). At the time the elections were made, there were certain accrued gains that were required to be included in taxable income upon subsequent realization. In second quarter 2010, clarifying legislative amendments to the Australian consolidation tax rules were enacted. These amendments enable us to reduce the inclusion of certain of these accrued gains, resulting in a permanent decrease in taxable income. The impact of the amendment is a current tax recovery of  $78 million recorded in second quarter 2010.

Dividend Withholding Tax

In fourth quarter 2010, we recorded a  $74 million dollar dividend withholding current tax expense in respect of funds available to be repatriated from a foreign subsidiary.

Canadian Functional Currency Election

In fourth quarter 2008, we filed an election under Canadian draft legislation to prepare some of our Canadian tax returns using US dollar functional currency effective January 1, 2008. The legislation was enacted in first quarter 2009 which resulted in a one-time benefit of  $70 million.

Canadian Tax Rate Changes

In fourth quarter 2009, a provincial rate change was enacted in Canada that lowered the applicable tax rate. The impact of this tax rate change was to reduce net deferred tax assets in Canada by  $59 million, recorded as a component of deferred tax expense.

Reconciliation to Canadian Statutory Rate

For the years ended December 31	2010	2009	2008
At 31% (2009: 33%; 2008: 33.50%) statutory rate	$1,422	$(1,198)	$522
Increase (decrease) due to:
Allowances and special tax deductions(1)	(168)	(110)	(100)
Impact of foreign tax rates(2)	73	1,786	(86)
Expenses not tax deductible	25	16	13
Impairment charges not tax deductible	—	21	199
Gain on acquisition of assets not taxable	—	(18)	—
Net currency translation (gains)/losses on deferred tax balances	(2)	(40)	98
Canadian functional currency election	—	(70)	—
Impact of legislative amendments in Australia	(78)	—	—
Release of valuation allowances	(129)	—	(175)
Valuation allowances set up against current year tax losses	73	163	74
Canadian tax rate changes	—	59	—
Dividend withholding tax	74	—	—
Other withholding taxes	21	16	21
Mining taxes(3)	48	21	19
Other items	11	2	9
Income tax expense	$1,370	$648	$594

(1)         We are able to claim certain allowances and tax deductions unique to extractive industries that result in a lower effective tax rate.

(2)         We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate. Additionally, we have reinvested earnings and cash flow generated by the Zaldívar mine in Chile to fund a portion of the construction cost of Pascua-Lama. The reinvestment of these earnings and cash flow resulted in a lower tax rate applied for the period. Amounts in 2009 include the impact of the elimination of gold sales contracts in a low tax jurisdiction.

(3)         For 2010, this includes the impact of adopting the new Chilean specific mining tax (royalty).

EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2010
EARNINGS (LOSS) PER SHARE
EARNINGS (LOSS) PER SHARE

10 · Earnings (loss) per share

For the years ended December 31 ( $ millions, except shares in millions	2010		2009		2008
and per share amounts in dollars)	Basic	Diluted	Basic	Diluted	Basic	Diluted
Income (loss) from continuing operations	$3,153	$3,153	$(4,371)	$(4,371)	$889	$889
Plus: interest on convertible debentures	—	—	—	—	—	3
Income (loss) available to common shareholders and after assumed conversions	3,153	3,153	(4,371)	(4,371)	889	892
Income (loss) from discontinued operations	121	121	97	97	(104)	(104)
Net income (loss)	$3,274	$3,274	$(4,274)	$(4,274)	$785	$788
Weighted average shares outstanding	987	987	903	903	872	872
Effect of dilutive securities
Stock options	—	2	—	—	—	4
Convertible debentures	—	8	—	—	—	9
	987	997	903	903	872	885
Earnings (loss) per share
Income (loss) from continuing operations	$3.19	$3.16	$(4.84)	$(4.84)	$1.02	$1.01
Net income (loss)	$3.32	$3.28	$(4.73)	$(4.73)	$0.90	$0.89

Earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if additional common shares are assumed to be issued under securities that entitle their holders to obtain common shares in the future. For stock options, the number of additional shares for inclusion in diluted earnings per share calculations is determined using the treasury stock method. Under this method, stock options, whose exercise price is less than the average market price of our common shares, are assumed to be exercised and the proceeds are used to repurchase common shares at the average market price for the period. The incremental number of common shares issued under stock options and repurchased from proceeds is included in the calculation of diluted earnings per share. For convertible debentures, the number of additional shares for inclusion in diluted earnings per share calculations is determined using the as if converted method. The incremental number of common shares issued is included in the number of weighted average shares outstanding and interest on the convertible debentures is excluded from the calculation of income.

CASH FLOW - OTHER ITEMS	12 Months Ended
Dec. 31, 2010
CASH FLOW - OTHER ITEMS
CASH FLOW - OTHER ITEMS

11 · Cash Flow – Other Items

a) Operating Cash Flows – Other Items

For the years ended December 31	2010	2009	2008
Adjustments for non-cash income statement items:
Currency translation losses (note 8a)	$26	$8	$37
Amortization of premium on debt securities (note 20b)	(6)	(6)	(7)
Amortization of debt issue costs (note 20b)	4	6	7
Stock option expense (note 28a)	14	20	25
Loss from equity in investees (note 12)	41	87	64
Gain on sale of investments (note 8c)	(12)	(6)	(59)
Losses on write-down of inventory (note 13)	3	6	62
Non-controlling interests (notes 2b and 27)	23	6	12
Net change in current operating assets and liabilities, excluding inventory	195	148	7
Revisions to AROs (note 22)	8	10	9
Settlement of AROs (note 22)	(44)	(39)	(38)
Amortization of hedge gains/losses on acquired gold hedge position	(2)	(10)	(2)
Other net operating activities	$250	$230	$117
Operating cash flow includes payments for:
Pension plan contributions (note 29a)	$56	$50	$47
Cash interest paid	400	311	213

b) Investing Cash Flows – Other Items

For the years ended December 31	2010	2009	2008
Funding for equity investees (note 12)	$(51)	$(80)	$(107)
Loans to joint venture partners	—	—	(4)
Purchase of land and water rights	—	—	(16)
Purchases of royalties	—	—	(42)
Long-term supply contract	—	—	(35)
Other	—	(7)	(27)
Other net investing activities	$(51)	$(87)	$(231)

c) Financing Cash Flows – Other Items

For the years ended December 31	2010	2009	2008
Financing fees on long-term debt	$(37)	$(16)	$(11)
Derivative settlements	12	(10)	(23)
Other net financing activities	$(25)	$(26)	$(34)

EQUITY IN INVESTEES AND OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2010
EQUITY IN INVESTEES AND OTHER INVESTMENTS
EQUITY IN INVESTEES AND OTHER INVESTMENTS

12 · Equity in Investees and Other Investments

a) Equity Method Investment Continuity

	Highland	Atacama(1)	Cerro Casale	Donlin Creek	Kabanga	Total
At January 1, 2008	$169	$118	$734	$64	$—	$1,085
Purchases	1	—	41	—	—	42
Equity pick-up (loss) from equity investees	5	(32)	(11)	(17)	(9)	(64)
Capitalized interest	—	9	42	4	—	55
Funding	—	62	9	27	9	107
Impairment charges	(140)	—	—	—	—	(140)
At January 1, 2009	35	157	815	78	—	1,085
Equity pick-up (loss) from equity investees	6	(39)	(21)	(18)	(15)	(87)
Capitalized interest	—	8	46	4	—	58
Funding	—	31	21	11	17	80
At January 1, 2010	41	157	861	75	2	1,136
Equity pick-up (loss) from equity investees	12	(19)	(6)	(22)	(6)	(41)
Capitalized interest	—	8	12	4	—	24
Funding	—	12	12	22	5	51
Transfer to property, plant and equipment(2)	—	—	(879)	—	—	(879)
At December 31, 2010	$53	$158	$—	$79	$1	$291
Publicly traded	Yes	No	No	No	No

(1)         Represents our investment in Reko Diq.

(2)         The carrying amount of the Cerro Casale investment has been transferred to property, plant and equipment as a result of our obtaining control over the entity due to the acquisition of an additional 25% interest. See note 3f for further details.

Accounting Policy for Equity Method Investments

Under the equity method, we record our equity share of the income or loss of equity investees each period. On acquisition of an equity investment, the underlying identifiable assets and liabilities of an equity investee are recorded at fair value and the income or loss of equity investees is based on these fair values. For an investment in a company that represents a business, if the cost of any equity investment exceeds the total amount of the fair value of identifiable assets and liabilities, any excess is accounted for in a manner similar to goodwill, with the exception that an annual goodwill impairment test is not required. Additional funding into an investee is recorded as an increase in the carrying value of the investment. The carrying amount of each investment in a publicly traded equity investee is evaluated for impairment using the same method as an available-for-sale security.

Our investments in non-publicly traded equity investees are exploration and development projects; therefore, we assess if there has been a potential impairment triggering event for an other-than-temporary impairment by: testing the underlying assets of the equity investee for recoverability; and assessing if there has been a change in the mining plan or strategy for the project. If we determine underlying assets are recoverable and no other potential impairment conditions were identified, then our investment in the non-publicly traded equity investee is carried at cost. If the other underlying assets are not recoverable, we record an impairment charge equal to the difference between the carrying amount of the investee and its fair value. Where reliable information is available, we determine fair value based on the present value of cash flows expected to be generated by the investee. Where reliable cash flow information is not available, we determine fair value using a market comparable approach.

b) Other Investments

At December 31	2010	2009
Available-for-sale securities	$171	$61
Other investments	32	31
	$203	$92

Available-for-sale Securities

		2010		2009
	Fair	Gains	Fair	Gains
At December 31	value(1)	in OCI	value	in OCI
Securities in an unrealized gain position
Equity securities	$169	$85	$54	$27
Benefit plans(2)
Fixed-income	—	—	1	—
Equity	—	—	5	—
	169	85	60	27
Securities in an unrealized loss position
Other equity securities(3)	2	—	1	—
	171	85	61	27
Other investments
Long-term loan receivable(4)	32	—	31	—
	$203	$85	$92	$27

(1) Refer to note 21 for further information on the measurement of fair value.

(2) Under various benefit plans for certain former Homestake executives, a portfolio of marketable fixed-income and equity securities are held in a rabbi trust that is used to fund obligations under the plans.

(3) Other equity securities in a loss position consist of investments in various junior mining companies.

(4) The long-term loan receivable is measured at amortized cost. The principal amount is  $35 million.

Gains on Investments Recorded in Earnings

	2010	2009	2008
Gains realized on sales	$12	$6	$59
Cash proceeds from sales	$15	$7	$76

Accounting Policy for Available-for-Sale Securities

Available-for-sale securities are recorded at fair value with unrealized gains and losses recorded in other comprehensive income (“OCI”). Realized gains and losses are recorded in earnings when investments mature or on sale, calculated using the average cost of securities sold. If the fair value of an investment declines below its carrying amount, we undertake an assessment of whether the impairment is other than temporary. We consider all relevant facts and circumstances in this assessment, particularly: the length of time and extent to which fair value has been less than the carrying amount; the financial condition and near-term prospects of the investee, including any specific events that have impacted its fair value; both positive and negative evidence that the carrying amount is recoverable within a reasonable period of time; and our ability and intent to hold the investment for a reasonable period of time sufficient for an expected recovery of the fair value up to or beyond the carrying amount. We record in earnings any unrealized declines in fair value judged to be other than temporary.

INVENTORIES	12 Months Ended
Dec. 31, 2010
INVENTORIES
INVENTORIES

13 · Inventories

	Gold		Copper
At December 31	2010	2009	2010	2009
Raw materials
Ore in stockpiles	$1,440	$1,052	$110	$77
Ore on leach pads	242	215	156	172
Mine operating supplies	563	488	25	19
Work in process	265	215	48	5
Finished products
Gold doré	75	69	—	—
Copper cathode	—	—	15	4
Gold concentrate	19	20	—	—
	2,604	2,059	354	277
Non-current ore in stockpiles(1)	(958)	(679)	(148)	(117)
	$1,646	$1,380	$206	$160

(1) Ore that we do not expect to process in the next 12 months is classified within other assets.

Accounting Policy for Inventory

Material extracted from our mines is classified as either ore or waste. Ore represents material that, at the time of extraction, we expect to process into a saleable form, and sell at a profit. Ore is recorded as an asset that is classified within inventory as material is extracted from the open pit or underground mine. Ore is accumulated in stockpiles that are subsequently processed into gold/copper in a saleable form under a mine plan that takes into consideration optimal scheduling of production of our reserves, present plant capacity, and the market price of gold/copper. Gold/copper work in process represents gold/copper in the processing circuit that we count as production but is not yet in a saleable form.

Gold and copper ore contained in stockpiles is measured by estimating the number of tons added and removed from the stockpile, and the associated estimate of gold and copper contained therein (based on assay data) and applying estimated metallurgical recovery rates (based on the expected processing method). Stockpile ore tonnages are verified by periodic surveys. Costs are allocated to ore stockpiles based on quantities of material stockpiled using current mining costs incurred up to the point of stockpiling the ore and including allocations of waste mining costs, overheads, depreciation, depletion and amortization relating to mining operations. As ore is processed, costs are removed based on recoverable quantities of gold and/or copper and each stockpile’s average cost per unit. Ore stockpiles are reduced by provisions required to reduce inventory to net realizable value.

We record gold in process, gold doré and gold in concentrate form at average cost, less provisions required to reduce inventory to market value. Average cost is calculated based on the cost of inventory at the beginning of a period, plus the cost of inventory produced in a period. Costs capitalized to in process and finished goods inventory include the cost of stockpiles processed; direct and indirect materials and consumables; direct labor; repairs and maintenance; utilities; amortization of property, plant and equipment; and local mine administrative expenses. Costs are removed from inventory and recorded in cost of sales and amortization expense based on the average cost per ounce of gold in inventory. Mine operating supplies are recorded at the lower of purchase cost and market value.

We record provisions to reduce inventory to net realizable value, to reflect changes in economic factors that impact inventory value or to reflect present intentions for the use of slow moving and obsolete supplies inventory.

For the years ended December 31	2010	2009	2008
Inventory impairment charges	$3	$6	$62

Ore on leach pads

The recovery of gold and copper from certain oxide ores is achieved through the heap leaching process. Our Pierina, Lagunas Norte, Veladero, Cortez, Bald Mountain, Round Mountain, Ruby Hill and Marigold mines all use a heap leaching process for gold and our Zaldívar mine uses a heap leaching process for copper. Under this method, ore is placed on leach pads where it is treated with a chemical solution, which dissolves the gold or copper contained in the ore. The resulting “pregnant” solution is further processed in a plant where the gold or copper is recovered. For accounting purposes, costs are added to ore on leach pads based on current mining and leaching costs, including applicable depreciation, depletion and amortization relating to mining operations. Costs are removed from ore on leach pads as ounces or pounds are recovered based on the average cost per recoverable ounce of gold or pound of copper on the leach pad.

Estimates of recoverable gold or copper on the leach pads are calculated from the quantities of ore placed on the leach pads (measured tons added to the leach pads), the grade of ore placed on the leach pads (based on assay data) and a recovery percentage (based on ore type).

Although the quantities of recoverable gold or copper placed on the leach pads are reconciled by comparing the grades of ore placed on pads to the quantities of gold or copper actually recovered (metallurgical balancing), the nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is regularly monitored and estimates are refined based on actual results over time. Historically, our operating results have not been materially impacted by variations between the estimated and actual recoverable quantities of gold or copper on our leach pads. At December 31, 2010, the weighted average cost per recoverable ounce of gold and recoverable pound of copper on leach pads was  $547 per ounce and  $1.10 per pound, respectively (2009:  $383 per ounce of gold and  $1.01 per pound of copper). Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis.

The ultimate recovery of gold or copper from a leach pad will not be known until the leaching process is concluded. Based on current mine plans, we expect to place the last ton of ore on our current leach pads at dates for gold ranging from 2011 to 2027 and for copper ranging from 2011 to 2027. Including the estimated time required for residual leaching, rinsing and reclamation activities, we expect that our leaching operations will terminate within a period of up to six years following the date that the last ton of ore is placed on the leach pad.

The current portion of ore inventory on leach pads is determined based on estimates of the quantities of gold or copper at each balance sheet date that we expect to recover during the next 12 months.

Ore in Stockpiles

At December 31	2010	2009	Year(1)
Gold
Goldstrike
Ore that requires roasting	$499	$452	2025
Ore that requires autoclaving	42	46	2024
Kalgoorlie	89	80	2021
Porgera	140	117	2024
Cowal	93	88	2019
Veladero	21	26	2024
Cortez	365	98	2027
Turquoise Ridge	14	15	2036
Other	177	130
Copper
Zaldívar	110	77	2026
	$1,550	$1,129

(1) Year in which we expect to complete full processing of the ore in stockpiles.

Ore on Leachpads

At December 31	2010	2009	Year(1)
Gold
Veladero	$87	$75	2011
Cortez	16	25	2011
Ruby Hill	10	24	2011
Bald Mountain	15	24	2011
Lagunas Norte	17	22	2011
Round Mountain	25	18	2011
Pierina	53	14	2011
Marigold	19	13	2011
Copper
Zaldívar	156	172	2011
	$398	$387

(1) Year in which we expect to complete full processing of the ore on leachpads.

Purchase Commitments

At December 31, 2010, we had purchase obligations for supplies and consumables of approximately  $1,449 million.

ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2010
ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS
ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS

14 · Accounts Receivable and Other Current Assets

At December 31	2010	2009
Accounts receivable
Amounts due from concentrate sales	$22	$9
Amounts due from copper cathode sales	159	109
Other receivables	165	133
	$346	$251
Other current assets
Derivative assets (note 20e)	$615	$214
Goods and services taxes recoverable(1)	211	201
Deferred share-based compensation (note 28b)	13	7
Prepaid expenses	95	92
Other	13	10
	$947	$524

(1)          2010 includes  $59 million and  $132 million in VAT and fuel tax receivables in Africa and South America, respectively (2009:  $50 million and  $111 million, respectively).

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2010
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

15 · Property, Plant and Equipment

	Assets			Exploration
	subject to	Accumulated	Capital	properties	Construction
	amortization(1),(2)	amortization	Projects(6)	& VBPP	in progress(3)	Total
At January 1, 2008	$14,073	$(7,598)	$1,089	$474	$397	$8,435
Additions	584	(155)	756	—	626	1,811
Acquisitions	1,609	—	—	409	—	2,018
Capitalized interest(5)	57	—	102	8	—	167
Amortization	—	(912)	—	—	—	(912)
Impairments	(14)	—	—	—	—	(14)
Transfers between categories(4)	481	—	(31)	(178)	(272)	—
At January 1, 2009	16,790	(8,665)	1,916	713	751	11,505
Additions	445	21	1,207	3	608	2,284
Acquisitions	276	—	—	—	—	276
Capitalized interest(5)	71	—	132	8	—	211
Amortization	—	(1,033)	—	—	—	(1,033)
Impairments	(56)	—	(122)	—	—	(178)
Currency translation adjustment	60	—	—	—	—	60
Transfers between categories(4)	1,130	—	(616)	(92)	(422)	—
At January 1, 2010	18,716	(9,677)	2,517	632	937	13,125
Additions	533	43	1,957	(1)	1,032	3,564
Acquisitions	252	—	1,732	116	—	2,100
Capitalized interest(5)	14	—	241	10	—	265
Amortization	—	(1,331)	—	—	—	(1,331)
Currency translation adjustment	28	—	—	—	—	28
Transfers between categories(4)	1,263	—	5	(64)	(1,204)	—
At December 31, 2010	$20,806	$(10,965)	$6,452	$693	$765	$17,751

(1)          Represents capitalized reserve acquisition and development costs and buildings, plant and equipment.

(2)          Includes assets under capital leases, leach pads and tailings dams.

(3)          Includes construction in process for tangible assets at operating mines, as well as deposits on long lead capital items. Once an asset is available for use, it is transferred to assets subject to amortization and amortized over its estimated useful life.

(4)          Includes construction in process that is transferred to buildings, plant and equipment as the asset is available for use and value beyond proven and probable reserves (“VBPP”) that is transferred to capitalized reserve acquisition and development costs, once mineralized material is converted into proven and probable reserves. In 2009, Buzwagi transitioned from a development project to an operating mine and its property, plant, and equipment balance was transferred from exploration properties, capital projects & VBPP to assets subject to amortization and construction in progress.

(5)          Capitalized interest for assets subject to amortization primarily reflects capitalized interest at Cortez Hills.

(6)          Includes construction in process for tangible assets at capital projects.

a) Accounting Policy for Property, Plant and Equipment

Capitalized Reserve Acquisition Costs

We capitalize the cost of acquisition of land and mineral rights. On acquiring a mineral or petroleum and natural gas property, we estimate the fair value of proven and probable reserves, and we record these amounts as assets at the date of acquisition. When production begins, capitalized reserve acquisition costs are amortized using the units-of-production (“UOP”) method, whereby the numerator is the number of ounces of gold/pounds of copper/barrels of oil equivalent (boe) produced and the denominator is the estimated recoverable ounces of gold/pounds of copper/boe contained in proven and probable reserves.

Value Beyond Proven and Probable Reserves (“VBPP”)

On acquisition of mineral property, we prepare an estimate of the fair value of the resources and exploration potential of that property and record this amount as an asset (VBPP) as at the date of acquisition. As part of our annual business cycle, we prepare estimates of proven and probable gold and copper mineral reserves for each mineral property. The change in reserves, net of production is used to determine the amount to be converted from VBPP to proven and probable reserves subject to amortization. For 2010 the effect on amortization expense of transfers from VBPP to proven and probable reserves is an increase of  $3 million (2009:  $3 million increase; 2008:  $5 million increase).

VBPP
At January 1, 2008	$313
VBPP conversion to reserves	(178)
Acquisitions(1)	381
At January 1, 2009	516
VBPP conversion to reserves	(93)
At January 1, 2010	$423
VBPP conversion to reserves	(64)
At December 31, 2010	$359

(1) Represents VBPP acquired on acquisition of the additional 40% interest in Cortez.

Capitalized Development Costs

Capitalized development costs include the costs of removing overburden and waste materials at our open pit mining operations prior to the commencement of production; costs incurred to access reserves at our underground mining operations; exploration expenditures incurred that meet the definition of an asset (refer to note 7 for capitalization criteria for drilling and related costs), and qualifying development costs incurred at our petroleum and natural gas properties.

The costs of removing overburden and waste materials to access the ore body at an open pit mine prior to the production phase are referred to as “pre-stripping costs”. Pre-stripping costs are capitalized during the development of an open pit mine. Where a mine operates several open pits that utilize common processing facilities, we capitalize the pre-stripping costs associated with each pit. The production phase of an open pit mine commences when saleable materials, beyond a de minimus amount, are produced. Stripping costs incurred during the production phase of a mine are variable production costs that are included as a component of inventory to be recognized as a component of cost of sales in the same period as the revenue from the sale of inventory. Capitalized pre-stripping costs are amortized using the UOP method, whereby the denominator is the estimated recoverable ounces of gold/pounds of copper in proven and probable reserves in the associated open pit.

At our underground mines, we incur development costs to build new shafts, drifts and ramps that will enable us to physically access ore underground. The time over which we will continue to incur these costs depends on the mine life, which could in some cases be greater than 25 years. These underground development costs are capitalized as incurred. Costs incurred and capitalized to enable access to specific ore blocks or areas of the mine, and which only provide an economic benefit over the period of mining that ore block or area, are amortized using the UOP method, whereby the denominator is estimated recoverable ounces of gold/pounds of copper contained in proven and probable reserves within that ore block or area. If capitalized underground development costs provide an economic benefit over the entire mine life, the costs are amortized using the UOP method, whereby the denominator is the estimated recoverable ounces of gold/pounds of copper contained in total accessible proven and probable reserves.

For our petroleum and natural gas properties, we follow the successful efforts method of accounting, whereby exploration expenditures which are either general in nature or related to an unsuccessful drilling program are expensed. Only costs which relate directly to the discovery and development of specific commercial oil and gas reserves are capitalized as development costs and amortized using the UOP method, whereby the denominator is the estimated recoverable amount of boe in proven developed reserves.

Buildings, Plant and Equipment

We record buildings, plant and equipment at cost, which includes all expenditures incurred to prepare an asset for its intended use. Cost includes the purchase price; brokers’ commissions; and installation costs including architectural, design and engineering fees, legal fees, survey costs, site preparation costs, freight charges, transportation insurance costs, duties, testing and preparation charges. In addition, if the cost of an asset acquired other than through a business combination is different from its tax basis on acquisition, the cost is adjusted to reflect the related future income tax consequences.

We capitalize costs that extend the productive capacity or useful economic life of an asset. Costs incurred that do not extend the productive capacity or useful economic life of an asset are considered repairs and maintenance and expensed as incurred. We amortize the capitalized cost of assets less any estimated residual value, using the straight-line method over the estimated useful economic life of the asset based on their expected use in our business. The longest estimated useful economic life for buildings and equipment at ore processing facilities is 25 years and for mining equipment is 15 years. Depreciation of oil and gas plants and related facilities is calculated using the UOP method.

In the normal course of our business, we have entered into certain leasing arrangements whose conditions meet the criteria for the leases to be classified as capital leases. For capital leases, we record an asset and an obligation at an amount equal to the present value at the beginning of the lease term of minimum lease payments over the lease term. In the case of our capital leasing arrangements, there is transfer of ownership of the leased assets to us at the end of the lease term and therefore we amortize these assets on a basis consistent with our other owned assets. As at December 31, 2010, the carrying value of our capital leases is  $72 million.

Exploration Properties and Development Projects

The amounts capitalized to exploration and development projects comprise the cost of mineral interests acquired either as individual asset purchases or as part of a business combination. The amount capitalized to development projects with proven and probable reserves also includes the capitalization cost associated with developing and constructing the mine. The value of such assets is primarily driven by the nature and amount of mineralized material contained in such properties. Exploration and development stage mineral interests represent interests in properties that contain proven and probable reserves or are believed to potentially contain mineralized material consisting of (i) other mineralized material such as measured, indicated and inferred material; (ii) other mine exploration potential such as inferred material not immediately adjacent to existing reserves and mineralization but located within the immediate mine area; (iii) other mine-related exploration potential that is not part of measured, indicated or inferred material greenfield exploration potential; and (iv) any acquired right to explore and develop a potential mineral deposit.

Amounts capitalized to capital projects include costs associated with the construction of tangible assets, such as processing plants, permanent housing facilities and other tangible infrastructure associated with the project.

Exploration Properties, Capital Projects and VBPP

	Carrying amount	Carrying amount
	at December 31,	at December 31,
	2010	2009
Exploration projects and other land positions
Papua New Guinea land positions	$194	$187
Tanzanian exploration properties(1)	82	—
REN joint venture	36	—
Other	22	22
Value beyond proven and probable reserves at producing mines	359	423
Capital projects(2)
Pascua-Lama	2,164	1,196
Pueblo Viejo	2,502	1,321
Cerro Casale(3)	1,786	—
	$7,145	$3,149

(1)          Represents amounts allocated to exploration properties as a result of the Tusker acquisition. See note 3b for further details.

(2)          The carrying amounts for the Donlin Creek, Reko Diq, and Kabanga projects are reflected in the carrying amounts of the equity investments through which they are owned. Refer to note 12.

(3)          The carrying amount for the Cerro Casale investment has been transferred to property, plant and equipment in 2010 as a result of our obtaining control of the entity due to the acquisition of an additional 25% interest. Refer to note 3f.

Capitalized Interest

Interest cost is considered an element of the historical cost of an asset when a period of time is necessary to prepare it for its intended use. We capitalize interest costs to exploration properties and development projects prior to when production begins while exploration, development or construction activities are in progress. We also capitalize interest costs on the cost of certain equity method investments, wherein the only significant assets are exploration properties or capital projects, and while exploration, development or construction activities are in progress. For 2010, we capitalized  $289 million of interest costs (2009:  $269 million).

Gold and Copper Mineral Reserves

At the end of each fiscal year, as part of our annual business cycle, we prepare estimates of proven and probable gold and copper mineral reserves for each mineral property. We prospectively revise calculations of amortization expense for property, plant and equipment amortized using the UOP method, whereby the denominator is estimated recoverable ounces of gold/pounds of copper. The effect of changes in reserve estimates on amortization expense for 2010 was  $nil (2009:  $70 million decrease; 2008:  $57 million decrease).

b) Amortization and Accretion

	2010	2009	2008
Amortization	$1,149	$1,016	$912
Accretion (note 22)	47	57	45
	$1,196	$1,073	$957

c) Impairment Evaluations

Producing Mines, Development Projects and Petroleum & Natural Gas Properties

We review and test the carrying amounts of assets when events or changes in circumstances suggest that the carrying amount may not be recoverable. We group assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For operating mines, capital projects and petroleum and natural gas properties, the individual mine/project/property is a single reporting unit for impairment testing purposes. A potential impairment is identified if the sum of the reporting unit’s undiscounted cash flows is less than its carrying amount. When a potential long-lived asset impairment is identified, the amount of impairment is calculated by comparing its fair value to its carrying amount.

Long-lived assets subject to potential impairment at mine sites/capital projects/petroleum and natural gas properties include buildings, plant and equipment, capitalized reserve acquisition and development costs and VBPP. For impairment assessment purposes, the estimated fair value of buildings, plant and equipment is based on a combination of current depreciated replacement cost and current market value. The estimated fair value of capitalized reserve acquisition, development costs and VBPP is determined using an income approach which measures the present value of the related cash flows expected to be derived from the asset.

Exploration Properties

After acquisition, various factors can affect the recoverability of the capitalized cost of land and mineral rights, particularly the results of exploration drilling. The length of time between the acquisition of land and mineral rights and when we undertake exploration work varies based on the prioritization of our exploration projects and the size of our exploration budget. If we determine that a potential impairment condition may exist, we compare the sum of the undiscounted cash flows expected to be generated from the project to its carrying amount. If the sum of undiscounted cash flows is less than the carrying amount, an impairment charge is recognized if the carrying amount of the individual long-lived assets within the group exceeds their fair value. For projects that do not have reliable cash flow projections, a market approach is applied.

In 2010, we did not record any impairment charge related to our exploration properties. In 2008, we completed a bankable feasibility study (“BFS”) for our Sedibelo platinum project in South Africa meeting the conditions for a 10% interest in the property. We also held the right to increase our interest to 65% in return for a decision to develop Sedibelo and payment of approximately  $106 million in fourth quarter 2009. In third quarter 2009, after conducting a thorough review of development alternatives to maximize the project’s potential, we decided not to proceed with this payment to increase our ownership interest in Sedibelo. As a consequence of this decision, we recorded an impairment charge of  $158 million in third quarter 2009, reducing the carrying amount of our investment in the project and related assets to their estimated fair values.

d) Capital Commitments

In addition to entering into various operational commitments in the normal course of business, we had commitments of approximately  $1,254 million at December 31, 2010 for construction activities at our capital projects.

e) Insurance

We purchase insurance coverage for certain insurable losses, subject to varying deductibles, at our mineral properties and corporate locations including losses such as property damage and business interruption. We record losses relating to insurable events as they occur. Proceeds receivable from insurance coverage are recorded at such time as receipt is probable and the amount receivable is fixed or determinable.

Insurance Proceeds	2010	2009	2008
Cost of sales	$2	$18	$30
Other income	6	26	2
	$8	$44	$32

INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2010
INTANGIBLE ASSETS
INTANGIBLE ASSETS

16 · Intangible Assets

	2010			2009
	Gross carrying	Accumulated	Net carrying	Gross carrying	Accumulated	Net carrying
For the years ended December 31	amount	amortization	amount	amount	amortization	amount
Water rights(1)	$116	$—	$116	$40	$—	$40
Technology(2)	17	—	17	17	—	17
Supply contracts(3)	23	16	7	24	15	9
	$156	$16	$140	$81	$15	$66
Aggregate period amortization expense		$1			$—

For the years ended December 31	2011	2012	2013	2014	2015
Estimated aggregate amortization expense	$—	$2	$2	$2	$2

(1)          Water rights in South America ( $116 million) are subject to annual impairment testing and will be amortized when used in the future. In 2010, we recorded a  $75 million increase as a result of gaining control of Cerro Casale. Refer to note 3f. In 2009, we increased our investment in water rights for our Sedibelo project by  $26 million. We subsequently recorded an impairment charge for water rights related to Sedibelo ( $34 million) in third quarter 2009 (note 15c).

(2)          The amount will be amortized using the UOP method over the estimated proven and probable reserves of the Pueblo Viejo mine, with no assumed residual value.

(3)          Relates to a supply agreement with Michelin North America Inc. to secure a supply of tires and will be amortized upon the commencement of the supply of tires in the future.

Accounting Policy for Intangible Assets

Intangible assets acquired as part of an acquisition of a business are recognized separately from goodwill if the asset is separable or arises from contractual or legal rights. Intangible assets are also recognized when acquired individually or with a group of other assets.

Intangible assets are initially recorded at their estimated fair value. Intangible assets with a finite life are amortized over their useful economic lives on a straight-line or UOP basis, as appropriate. Intangible assets having indefinite lives and intangible assets that are not yet ready for use are not amortized and are reviewed annually for impairment. We also review and test the carrying amounts of all intangible assets when events or changes in circumstances suggest that their carrying amount may not be recoverable.

In second quarter 2010, after restructuring a tire supply agreement, we recorded an impairment charge of  $7 million. In third quarter 2009, after making a decision not to continue developing the Sedibleo project, we recorded an impairment charge of  $34 million related to water rights at the project.

GOODWILL	12 Months Ended
Dec. 31, 2010
GOODWILL
GOODWILL

17 · Goodwill

	Gold				Copper	Other
	North		South		South	Barrick
	America	Australia	America	Africa	America	Energy	Total
At January 1, 2008	$2,381	$1,815	$441	$373	$743	$—	$5,753
Additions(1)	23	—	—	—	—	96	119
Other(2)	—	—	—	—	—	(8)	(8)
Impairments(3)	(8)	(272)	—	(216)	—	(88)	(584)
At December 31, 2008	2,396	1,543	441	157	743	—	5,280
Other(4)	(20)	—	—	—	—	—	(20)
Impairments(5)	—	(63)	—	—	—	—	(63)
At December 31, 2009	2,376	1,480	441	157	743	—	5,197
Additions(6)	—	—	—	22	—	64	86
Other(2)	—	—	—	—	—	4	4
At December 31, 2010	$2,376	$1,480	$441	$179	$743	$68	$5,287

(1)          Represents goodwill acquired as a result of the acquisitions of an additional 40% interest in Cortez ( $20 million), an additional 40% interest in Storm ( $3 million) and Barrick Energy ( $96 million).

(2)          Represents the impact of foreign exchange rate changes on the translation of Barrick Energy from C $ to US $.

(3)          Impairment charges recorded in 2008 related to Kanowna ( $272 million), North Mara ( $216 million), Barrick Energy ( $88 million), and Marigold ( $8 million).

(4)          Represents a reduction of goodwill as a result of the acquisition of an additional 50% interest in the Hemlo mine (note 3h).

(5)          Impairment charge recorded in 2009 related to Plutonic ( $63 million).

(6)          Represents goodwill acquired as a result of the acquisition of Tusker ( $22 million) (note 3b) and Bountiful, Puskwa and Dolomite ( $64 million) (note 3a).

Accounting Policy for Goodwill and Goodwill Impairment

Under the purchase method, the costs of business acquisitions are allocated to the assets acquired and liabilities assumed based on the estimated fair value at the date of acquisition. The excess of purchase cost over the net fair value of identified tangible and intangible assets and liabilities acquired represents goodwill that is allocated to reporting units. We believe that goodwill arises principally because of the following factors: 1) The going concern value implicit in our ability to sustain and/or grow our business by increasing reserves and resources through new discoveries; 2) The ability to capture unique synergies that can be realized from managing a portfolio of both acquired and existing mines and mineral properties in our regional business units; and 3) the requirement to record a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed in a business combination at amounts that do not reflect fair value.

Each individual mineral property that is an operating mine is a reporting unit for goodwill impairment testing purposes. On an annual basis, as at October 1, and at any other time if events or changes in circumstances indicate that the fair value of a reporting unit has been reduced below its carrying amount, we evaluate the carrying amount of goodwill for potential impairment.

There is no active market for our reporting units. Consequently, when assessing a reporting unit for potential goodwill impairment, we use an income approach (being the net present value of expected future cash flows or net asset value (“NAV”) of the relevant reporting unit) to determine the fair value we could receive for the reporting unit in an arm’s length transaction at the measurement date. Expected future cash flows are based on a probability-weighted approach applied to potential outcomes. Estimates of expected future cash flows reflect estimates of projected future revenues, cash costs of production and capital expenditures contained in our long-term life of mine (“LOM”) plans, which are updated for each reporting unit in the fourth quarter of each fiscal year.

Our LOM plans are based on detailed research, analysis and modeling to optimize the internal rate of return generated from each reporting unit. As such, these plans consider the optimal level of investment, overall production levels and sequence of extraction taking into account all relevant characteristics of the ore body, including waste to ore ratios, ore grades, haul distances, chemical and metallurgical properties impacting process recoveries and capacities of available extraction, haulage and processing equipment. Therefore, the LOM plan is the appropriate basis for forecasting production output in each future year and the related production costs and capital expenditures.

Projected future revenues reflect the forecasted future production levels at each of our reporting units as detailed in our LOM plans. Included in these forecasts is the production of mineral resources that do not currently qualify for inclusion in proven and probable ore reserves where there is a high degree of confidence in its economic extraction. This is consistent with the methodology we use to measure value beyond proven and probable reserves when allocating the purchase price of a business combination to acquired mining assets.

Projected future revenues also reflect our estimated long-term metals prices, which are determined based on current prices, an analysis of the expected total production costs of the producers, forward pricing curves of the particular metal and forecasts of expected long-term metals prices prepared by analysts. These estimates often differ from current price levels, but our methodology is consistent with how a market participant would assess future long-term metals prices. In 2010, we have used estimated 2011, 2012 and long-term gold prices of  $1,250,  $1,250 and  $1,150 per ounce, respectively (2009: short-term  $1,050, long-term  $950), and estimated 2011, 2012 and long-term copper prices of  $3.25,  $3.25 and  $2.75 per pound, respectively (2009: short-term  $2.50, long-term  $2.25).

Our estimates of future cash costs of production and capital expenditures are based on the LOM plans for each reporting unit. Costs incurred in currencies other than the US dollar are translated to US dollars using expected long-term exchange rates based on the relevant forward pricing curve. Oil prices are a significant component, both directly and indirectly, of our expected cash costs of production. We have used an estimated average oil price of  $75 per barrel (2009:  $75), which is based on the spot price, forward pricing curve, and long-term oil price forecasts prepared by analysts.

The discount rate applied to present value the net future cash flows is based upon our real weighted average cost of capital with an appropriate adjustment for the remaining life of a mine and risks associated with the relevant cash flows based on the geographic location of the reporting unit. These risk adjustments were based on observed historical country risk premiums and the average credit default swap spreads for the period. In 2010, we used the following real discount rates for our gold mines with goodwill: United States 2.31% — 3.87% (2009: 3.03% — 4.61% ); Australia 3.05% — 3.83% (2009: 3.53% — 4.45%); Argentina 10.25% (2009: 12.52%); Tanzania 7.12% — 8.67% (2009: 8.79% — 10.37%); Papua New Guinea 8.67% (2009: 8.46%); and Peru 3.76% — 4.53% (2009: 4.87% — 5.78%).The decrease in discount rates compared to the prior year primarily reflects lower risk free borrowing rates. Discount rates for Papua New Guinea increased due to higher country risk premiums. For our copper mine, we used the following real discount rate in 2010: Chile 8.94% (2009: 8.82%). The increase in discount rates compared to the prior year primarily reflects a higher country risk premium.

For our gold reporting units, we apply a market multiple to the NAV computed using the present value of future cash flows approach in order to assess their estimated fair value. Gold companies typically trade at a market capitalization that is based on a multiple of their underlying NAV. Consequently, a market participant would generally apply a NAV multiple when estimating the fair value of an operating gold mine.

When selecting NAV multiples to arrive at fair value, we considered trading prices of comparable gold mining companies on October 1, 2010. The selected ranges of multiples for all operating gold mines were also based on mine life. The range of selected multiples in respect of operating gold mines with lives of five years or less were based on the lower end of the observed multiples. Mines with lives greater than five years were generally based on median and/or average observation. Mines with lives of twenty years or greater were based on a 20% increase on the median and/or average observations. In 2010, we have used the following multiples in our assessment of the fair value of our gold reporting units: North America 1.0 – 1.9 (2009: 1.2 – 2.2); Australia 1.0 – 1.6 (2009: 1.3 – 1.8); South America 1.0 – 1.5 (2009: 1.1 – 1.6); and Africa 1.0 – 1.7 (2009: 1.2 – 2.0).

In 2010 there were no goodwill impairment charges (2009:  $63 million Plutonic; 2008: Kanowna  $272 million; North Mara  $216 million; Osborne, included in discontinued operations,  $64 million; Henty, included in discontinued operations,  $30 million; Marigold  $8 million; and Barrick Energy  $88 million). In second quarter 2009, we acquired the remaining 50% interest in our Hemlo mine, which resulted in a  $20 million reduction of goodwill.

OTHER ASSETS	12 Months Ended
Dec. 31, 2010
OTHER ASSETS.
OTHER ASSETS

18 · Other Assets

At December 31	2010	2009
Non-current ore in stockpiles (note 13)	$1,106	$796
Derivative assets (note 20e)	511	290
Goods and services taxes recoverable(1)	138	124
Debt issue costs	54	42
Unamortized share-based compensation (note 28b)	70	67
Notes receivable	90	94
Deposits receivable	—	11
Other	101	107
	$2,070	$1,531

(1)          Includes  $75 million and  $63 in VAT and fuel tax receivables in South America and Africa, respectively (2009:  $94 million and  $30 million, respectively).

Debt Issue Costs

In 2010, a total of  $9 million of debt issue costs arose from the non-recourse project financing for Pueblo Viejo.

Amortization of debt issue costs is calculated using the interest method over the term of each debt obligation, and classified as a component of interest cost (see note 20b).

In 2009, a total of  $16 million of debt issue costs arose on debenture issuances of  $1.25 billion and  $750 million.

OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2010
OTHER CURRENT LIABILITIES.
OTHER CURRENT LIABILITIES

19 · Other Current Liabilities

At December 31	2010	2009
Asset retirement obligations (note 22)	$88	$85
Derivative liabilities (note 20e)	173	180
Post-retirement benefits (note 29)	10	16
Income taxes payable (note 9)	535	94
Restricted stock units (note 28b)	64	33
Other	94	67
	$964	$475

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2010
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

20 · Financial Instruments

Financial instruments include cash; evidence of ownership in an entity; or a contract that imposes an obligation on one party and conveys a right to a second entity to deliver/receive cash or another financial instrument. Information on certain types of financial instruments is included elsewhere in these financial statements as follows: accounts receivable — note 14; investments — note 12; restricted share units — note 28b.

a) Cash and Equivalents

Cash and equivalents include cash, term deposits, treasury bills and money markets with original maturities of less than 90 days.

At December 31	2010	2009
Cash deposits	$1,345	$509
Term deposits	1,236	298
Treasury bills	—	125
Money market investments	1,387	1,632
	$3,968	$2,564

b) Long-Term Debt(1)

2010				2009				2008
		Repay-	Amorti-			Repay-	Amorti-			Repay-	Amorti-
		ments/	zation			ments/	zation			ments/	zation
At		Redemp-	and	At		Redemp-	and	At		Redemp-	and	At
Dec. 31	Proceeds	tions(7)	Other(2)	Dec. 31	Proceeds	tions	Other(2)	Dec. 31	Proceeds	tions	Other(2)	Jan. 1
Fixed rate notes	$3,217	$—	$—	$3	$3,214	$1,964	$—	$—	$1,250	$1,250	$—	$—	$—
5.80%/4.875% notes(3)	752	—	—	4	748	—	—	1	747	—	—	2	745
Copper-linked notes	—	—	—	—	—	—	190	—	190	—	325	—	515
US dollar notes(8)	996	—	—	—	996	190	—	1	805	325	—	—	480
Convertible senior debentures	—	—	281	(4)	285	—	—	(4)	289	—	—	(4)	293
Project financing	754	754	62	—	62	—	53	—	115	—	99	—	214
Capital leases	72	—	24	34	62	—	25	17	70	—	21	6	85
Other debt obligations(4)	901	—	63	(4)	968	—	16	7	977	152	150	52	923
First credit facility(5)	—	—	—	—	—	—	—	—	—	990	990	—	—
	6,692	754	430	33	6,335	2,154	284	22	4,443	2,717	1,585	56	3,255
Less: current portion(6)	(14)	—	—	—	(54)	—	—	—	(93)	—	—	—	(102)
	$6,678	$754	$430	$33	$6,281	$2,154	$284	$22	$4,350	$2,717	$1,585	$56	$3,153
Short-term debt
Demand financing facility	—	—	—	—	—	—	113	—	113	—	18	—	131
	$—	$—	$—	$—	$—	$—	$113	$—	$113	$—	$18	$—	$131

(1)

The agreements that govern our long-term debt each contain various provisions which are not summarized herein. In certain cases, these provisions allow Barrick to, at its option, redeem indebtedness prior to maturity at specified prices and also may permit redemption of debt by Barrick upon the occurrence of certain specified changes in tax legislation.

(2)	Amortization of debt premium/discount.
(3)

During third quarter 2004, we issued  $400 million of debentures at a  $3 million discount that mature on November 15, 2034 and  $350 million of debentures at a  $2 million discount that mature on November 15, 2014.

(4)

The obligations have an aggregate amount of  $901 million, of which  $100 million is subject to floating interest rates and  $801 million is subject to fixed interest rates ranging from 4.75% to 8.05%. The obligations mature at various times between 2012 and 2035.

(5)

We have a credit and guarantee agreement with a group of banks (the “Lenders”), which requires the Lenders to make available to us a credit facility of up to  $1.5 billion or the equivalent amount in Canadian currency. The credit facility, which is unsecured, has an interest rate of LIBOR plus 0.25% to 0.35% on drawn down amounts, and a commitment rate of 0.07% to 0.08% on undrawn amounts.  $50 million matures in 2012 and the remaining  $1.45 billion matures in 2013.

(6)	The current portion of long-term debt consists of capital leases ( $14 million).
(7)	On October 20, 2010 we redeemed all of our entire outstanding Placer Dome 2.75% Convertible Senior Debentures due 2023.
(8)	$400 million of US dollar notes with a coupon of 5.75% mature in 2016 and $600 million of US dollar notes with a coupon of 6.35% mature in 2036.

Redemption of Convertible Senior Debentures

On October 20, 2010 (the “Redemption Date”) we redeemed our entire outstanding Placer Dome 2.75% Convertible Senior Debentures due 2023 (the “Debentures”). The registered holders of the Debentures were to receive a redemption price of 100.825% of the principal amount outstanding, plus accrued and unpaid interest to the Redemption Date, for a total of  $1,008.63 per  $1,000.00 principal amount of Debentures if the conversion option was not exercised.

Effective September 1, 2010 to October 19, 2010, the conversion rate per each  $1,000 principal amount of Securities was 40.9378 common shares. Substantially all the holders of these debentures exercised their right to convert these Securities into common shares. No gain or loss was recognized in the income statement on conversion.

Pueblo Viejo Project Financing Agreement

In April 2010, Barrick and Goldcorp finalized terms for  $1.035 billion (100% basis) in non-recourse project financing for Pueblo Viejo. The lending syndicate is comprised of international financial institutions including export development agencies and commercial banks. The amount is divided into three tranches of  $400 million,  $375 million and  $260 million with tenors of 15, 15 and 12 years, respectively. The  $400 million tranche bears a coupon of LIBOR+3.25% pre-completion and scales gradually to LIBOR+5.10% (inclusive of political risk insurance premium) for years 13—15. The  $375 million tranche bears a fixed coupon of 4.02% for the entire 15 years. The  $260 million tranche bears a coupon of LIBOR+3.25% pre-completion and scales gradually to LIBOR+4.85% (inclusive of political risk insurance premium) for years 11—12. Barrick and Goldcorp each provided a guarantee for their proportionate share which will terminate upon Pueblo Viejo meeting certain operating completion tests and are subject to an exclusion for certain political risk events. In June 2010 we received  $782 million (100% basis), less financing fees of  $28 million on this financing agreement by fully drawing on the  $400 million and  $260 million tranches and a portion of the  $375 million tranche.

Fixed Rate Notes

On October 16, 2009, we issued two tranches of debentures totaling  $1.25 billion through our wholly-owned indirect subsidiary Barrick (PD) Australia Finance Pty Ltd. (“BPDAF”) consisting of  $850 million of 30-year notes with a coupon rate of 5.95%, and  $400 million of 10-year notes with a coupon rate of 4.95% (collectively the “Notes”). BPDAF used the proceeds to provide loans to us for settling the Gold Hedges and some of the Floating Contracts. In exchange, we provide sufficient funds to BPDAF to meet the principal and interest obligations on the notes. We also provided an unconditional and irrevocable guarantee of these payments, which will rank equally with our other unsecured and unsubordinated obligations.

On March 19, 2009, we issued an aggregate of  $750 million of 10-year notes with a coupon rate of 6.95% for general corporate purposes. The notes are unsecured, unsubordinated obligations and will rank equally with our other unsecured, unsubordinated obligations.

In September, 2008, we issued an aggregate of  $1,250 million of notes through our wholly-owned indirect subsidiaries Barrick North America Finance LLC and Barrick Gold Financeco LLC (collectively the “LLCs”) consisting of  $500 million of 5-year notes with a coupon rate of 6.125%,  $500 million of 10-year notes with a coupon rate of 6.8%, and  $250 million of 30-year notes with a coupon rate of 7.5% (collectively the “Notes”). The LLCs used the proceeds to provide loans to us. We provide sufficient funds to the LLCs to meet the principal and interest obligations on the notes. We also provided an unconditional and irrevocable guarantee of these payments, which will rank equally with our other unsecured and unsubordinated obligations.

We provide an unconditional and irrevocable guarantee on debentures totaling  $1.25 billion through our wholly-owned indirect subsidiary Barrick (PD) Australia Finance Pty Ltd. and  $1.25 billion of notes through our wholly-owned indirect subsidiaries Barrick North America Finance LLC and Barrick Gold Financeco LLC. These payments will rank equally with our other unsecured and unsubordinated obligations.

Project Financing

One of our wholly-owned subsidiaries, Minera Argentina Gold S.A. in Argentina, had a limited recourse amortizing loan of  $62 million outstanding at December 31, 2009, the majority of which had a variable interest rate. During the year this loan was fully repaid.

	For the years ended December 31
	2010		2009		2008
	Interest	Effective	Interest	Effective	Interest	Effective
Interest	cost	rate(1)	cost	rate(1)	cost	rate(1)
Fixed rate notes	$211	6.49%	$142	6.40%	$26	7.00%
5.80%/4.875% notes	41	5.48%	44	5.80%	42	5.70%
US dollar notes	62	6.22%	62	6.20%	62	6.20%
Convertible senior debentures	2	0.80%	3	0.80%	4	1.50%
Project financing	16	3.65%	8	8.20%	19	11.00%
Capital leases	3	4.30%	2	5.60%	4	5.00%
Other debt obligations	47	4.94%	49	5.10%	50	5.30%
Deposit on silver sale agreement (note 23)	21	8.59%	6	8.59%	—	—
First credit facility	—	—	—	—	17	3.30%
Demand financing facility	—	—	5	8.70%	11	8.90%
Other interest	7		5		8
	410		326		243
Less: interest capitalized	(289)		(269)		(222)
	$121		$57		$21
Cash interest paid	$400		$311		$213
Amortization of debt issue costs	4		6		7
Amortization of premium	(6)		(6)		(7)
Losses on interest rate hedges	2		3		1
Increase in interest accruals	10		12		29
Interest cost	$410		$326		$243

(1)   The effective rate includes the stated interest rate under the debt agreement, amortization of debt issue costs and debt discount/premium and the impact of interest rate contracts designated in a hedging relationship with long-term debt.

						2016 and
Scheduled Debt Repayments	2011	2012	2013	2014	2015	thereafter
Fixed rate notes	$—	$—	$500	$—	$—	$2,750
5.80%/4.875% notes	—	—	—	350	—	400
Project financing	—	—	38	76	76	592
US dollar notes	—	—	—	—	1,000	—
Other debt obligations	—	120	65	—	100	566
	$—	$120	$603	$426	$1,176	$4,308
Minimum annual payments under capital leases	$14	$17	$16	$10	$8	$7

c) Use of Derivative Instruments (“Derivatives”) in Risk Management

In the normal course of business, our assets, liabilities and forecasted transactions, as reported in US dollars, are impacted by various market risks including, but not limited to:

Item	Impacted by

· Sales	· Prices of gold, copper, oil and natural gas
· Cost of sales
· Consumption of diesel fuel, propane, natural gas and electricity	· Prices of diesel fuel, propane, natural gas and electricity
· Non-US dollar expenditures	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, JPY, PGK, TZS and ZAR
· By-product credits	· Prices of silver and copper
· Corporate and regional administration, exploration and business development costs	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, JPY, PGK, TZS and ZAR
· Capital expenditures
· Non-US dollar capital expenditures	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, EUR and PGK
· Consumption of steel	· Price of steel
· Interest earned on cash and equivalents	· US dollar interest rates
· Interest paid on fixed-rate borrowings	· US dollar interest rates

The timeframe and manner in which we manage risks varies for each item based upon our assessment of the risk and available alternatives for mitigating risk. For these particular risks, we believe that derivatives are an appropriate way of managing the risk.

The primary objective of our risk management program is to mitigate variability associated with changing market values related to the hedged item. Many of the derivatives we use meet the hedge effectiveness criteria and are designated in a hedge accounting relationship. Some of the derivative instruments are effective in achieving our risk management objectives, but they do not meet the strict hedge effectiveness criteria, and they are classified as “economic hedges”. The change in fair value of these economic hedges is recorded in current period earnings, classified with the income statement line item that is consistent with the derivative instruments’ intended risk objective.

d) Other Use of Derivative Instruments

We also enter into derivative instruments with the objective of realizing trading gains to increase our reported net income.

During the year, we wrote  $100 million net USD pay-fixed swaptions giving the buyer the right, but not the obligation, to enter into an interest rate swap at a specific date in the future, at a particular fixed rate, for a specified term. Changes in the fair value of the swaptions and the premiums earned were recognized in current period earnings through interest expense. For the year, we recognized a gain on premiums of  $2 million and a loss on position value of  $1 million in current period earnings. There were  $200 million USD pay-fixed swaptions outstanding at December 31, 2010.

We enter into purchased and written contracts with the primary objective of increasing the realized price on our gold and copper sales. During 2010, we wrote gold put and call options with an average outstanding notional volume of 0.3 million and 0.3 million ounces, respectively, on a net basis. We also held other net purchased gold long positions during the year with an average outstanding notional of 0.1 million ounces. During the year, we wrote copper call options averaging 5 million pounds and purchased other net long copper positions averaging 7 million pounds.

As a result of these activities, we recorded realized gains in revenue of  $26 million on gold contracts and realized gains of  $7 million on copper contracts in 2010. There are no outstanding gold or copper positions at December 31, 2010.

e) Summary of Derivatives at December 31, 2010

					Accounting
					classification by
	Notional amount by term to maturity				notional amount
	Within	2 to 3	4 to 5		Cash flow	Fair value	Non-	Fair value
	1 year	years	years	Total	hedge	hedge	hedge	(USD)
US dollar interest rate contracts
Total receive — fixed swap positions	$—	$100	$100	$200	$—	$200	$—	$6
Total pay — fixed swap positions	—	—	(100)	(100)	—	—	(100)	(3)
Total pay — fixed swaption positions	—	—	(200)	(200)	—	—	(200)	(2)
Currency contracts
A $:US $ contracts (A $ millions)	1,638	2,064	515	4,217	4,217	—	—	804
C $:US $ contracts (C $ millions)	353	19	—	372	372	—	—	12
CLP:US $ contracts (CLP millions)(1)	172,595	71,800	—	244,395	98,295	—	146,100	37
EUR:US $ contracts (EUR millions)	10	10	—	20	20	—	—	(1)
PGK:US $ contracts (PGK millions)	54	—	—	54	—	—	54	1
Commodity contracts
Copper collar sell contracts (millions of pounds)	278	8	—	286	185	—	101	(128)
Copper net call spread contracts (millions of pounds)	132	—	—	132	—	—	132	23
Copper net collar buy contracts (millions of pounds)	79	—	—	79	—	—	79	56
Silver collar sell contracts (millions of ozs)	—	—	15	15	15	—	—	(15)
Diesel contracts (thousands of barrels)(2)	2,316	2,341	50	4,707	4,707	—	—	55
Propane contracts (millions of gallons)	13	6	—	19	19	—	—	3
Electricity contracts (thousands of megawatt hours)	53	35	—	88	—	—	88	—

(1)   Non-hedge contracts economically hedge pre-production capital expenditures at our Pascua-Lama project.

(2)   Diesel commodity contracts represent a combination of WTI, ULSD and ULSD/WTI Crack spread swaps, WTB, MOPS and JET hedge contracts. These derivatives hedge physical supply contracts based on the price of ULSD, WTB, MOPS and JET respectively, plus a spread. WTI represents West Texas Intermediate, WTB represents Waterborne, MOPS represents Mean of Platts Singapore, JET represents Jet Fuel, ULSD represents Ultra Low Sulfur Diesel US Gulf Coast.

Fair Values of Derivative Instruments

	Asset Derivatives				Liability Derivatives
	At Dec. 31, 2010		At Dec. 31, 2009		At Dec. 31, 2010		At Dec. 31, 2009
	Balance sheet	Fair	Balance sheet	Fair	Balance sheet	Fair	Balance sheet	Fair
	classification	value	classification	value	classification	value	classification	value
Derivatives designated as hedging instruments
US dollar interest rate contracts	Other assets	$6	Other assets	$—	Other liabilities	$—	Other liabilities	$—
Currency contracts	Other assets	831	Other assets	374	Other liabilities	1	Other liabilities	9
Commodity contracts	Other assets	112	Other assets	53	Other liabilities	192	Other liabilities	131
Total derivatives classified as hedging instruments		$949		$427		$193		$140
Derivatives not designated as hedging instruments
US dollar interest rate contracts	Other assets	$—	Other assets	$1	Other liabilities	$5	Other liabilities	$7
Currency contracts	Other assets	30	Other assets	15	Other liabilities	7	Other liabilities	9
Commodity contracts	Other assets	147	Other assets	61	Other liabilities	73	Other liabilities	43
Total derivatives not designated as hedging instruments		$177		$77		$85		$59
Total derivatives		$1,126		$504		$278		$199

US Dollar Interest Rate Contracts

Non-hedge Contracts

We have a  $300 million US dollar receive-fixed interest rate swap outstanding that is used to economically hedge US dollar interest rate risk on our outstanding cash balance.

Currency Contracts

Cash Flow Hedges

During the year, currency contracts totaling A $1,449 million, C $370 million, EUR 13 million, PGK 42 million, and CLP 145,885 million have been designated against forecasted non-US dollar denominated expenditures, some of which are hedges that matured within the year. The outstanding contracts hedge the variability of the US dollar amount of those expenditures caused by changes in currency exchange rates over the next four years.

Hedged items that relate to operating and/or sustaining capital expense are identified as the first stated quantity of dollars of forecasted expenditures in a future month. For A $110 million, C $295 million, and CLP 30,780 million of collar contracts, we have concluded that the hedges are 100% effective because the critical terms (including notional amount and maturity date) of the hedged items and the currency contracts are the same. For all remaining currency hedges, prospective and retrospective hedge effectiveness is assessed using the hypothetical derivative method. The prospective test is based on regression analysis of the month-on-month change in fair value of both the actual derivative and a hypothetical derivative caused by actual historic changes in forward exchange rates over the last three years. The retrospective test involves comparing the effect of historic changes in exchange rates each period on the fair value of both the actual and hypothetical derivative, and ineffectiveness is measured using a dollar offset approach. The effective portion of changes in fair value of the currency contracts is recorded in OCI until the forecasted expenditure impacts earnings.

Hedged items that relate to pre-production expenditures at our development projects are identified as the stated quantity of dollars of the forecasted expenditures associated with a specific transaction in a pre-defined time period. For AUD 55 million, EUR 20 million and CLP 54,900 million, hedge effectiveness is assessed using the dual spot method, where changes in fair value attributable to changes in spot prices are calculated on a discounted basis for the actual derivative and an undiscounted basis for the hypothetical derivative. The effectiveness testing excludes time value of the hedging instrument. Prospective and retrospective hedge effectiveness uses a dollar offset method.

Non-hedge Contracts

We concluded that CLP 146,100 million of collar contracts do not meet the effectiveness criteria of the dual spot method. These contracts represent an economic hedge of pre-production capital expenditures at our Pascua-Lama and Cerro Casale projects. Although not qualifying as an accounting hedge, the contracts protect us against variability of the CLP to the US dollar on pre-production expenditures at our Pascua-Lama and Cerro Casale projects. Changes in the fair value of the non-hedge CLP contracts are recorded in current period project expense. In 2010, we recorded an unrealized gain of  $24 million on the outstanding collar contracts. Non-hedge currency contracts are used to mitigate the variability of the US dollar amount of non-US dollar denominated exposures that do not meet the strict hedge effectiveness criteria. Changes in the fair value of non-hedge currency contracts are recorded in current period cost of sales, corporate administration, other income, other expense or income tax expense according to the intention of the hedging instrument.

Commodity Contracts

Diesel/Propane/Electricity/Natural Gas

Cash Flow Hedges

During the year, we entered into 480 thousand barrels of WTI/ ULSD crack spread swaps, 1,222 thousand barrels of MOPS forwards, 228 thousand barrels of WTB forwards, 228 thousand barrels of JET forwards, and 19 million gallons of propane designated against forecasted fuel purchases for expected consumption at our mines. The designated contracts act as a hedge against variability in market prices on the cost of future fuel purchases over the next four years. Hedged items are identified as the first stated quantity of forecasted consumption purchased in a future month. Prospective and retrospective hedge effectiveness is assessed using the hypothetical derivative method. The prospective test is based on regression analysis of the month-on-month change in fair value of both the actual derivative and a hypothetical derivative caused by actual historic changes in commodity prices over the last three years. The retrospective test involves comparing the effect of historic changes in commodity prices each period on the fair value of both the actual and hypothetical derivative, and ineffectiveness is measured using a dollar offset approach. The effective portion of changes in fair value of the commodity contracts is recorded in OCI until the forecasted transaction impacts earnings.

In 2009, we entered into a diesel fuel supply contract. Under the terms of the contract, fuel purchased for consumption at our Nevada based mines is priced based on the ULSD index. We have continued to hedge our exposure to diesel using our existing WTI forward contracts. Retrospective hedge effectiveness testing shows a strong correlation between ULSD and WTI and thus we expect that these hedges will continue to be effective. The prospective and retrospective testing is assessed using the hypothetical derivative method.

Non-hedge Contracts

Non-hedge electricity contracts of 88 thousand megawatt hours are used to mitigate the risk of price changes on electricity consumption at Barrick Energy. Although not qualifying as an accounting hedge, the contracts protect the Company to a significant extent from the effects of changes in electricity prices. Changes in the fair value of non-hedge electricity contracts are recorded in current period cost of sales.

Copper

Cash Flow Hedges

Copper collar contracts totaling 185 million pounds have been designated as hedges against copper cathode sales at our Zaldívar mine. The contracts contain purchased put and sold call options with weighted average strike prices of  $3.00/lb and  $4.35/lb, respectively.

For collars designated against copper cathode production, the hedged items are identified as the first stated quantity of pounds of forecasted sales in a future month. Prospective hedge effectiveness is assessed on these hedges using a dollar offset method. The dollar offset assessment involves comparing the effect of theoretical shifts in forward copper prices on the fair value of both the actual hedging derivative and a hypothetical hedging derivative. The retrospective assessment involves comparing the effect of historic changes in copper prices each period on the fair value of both the actual and hypothetical derivative using a dollar offset approach. The effective portion of changes in fair value of the copper contracts is recorded in OCI until the forecasted copper sale impacts earnings.

Non-hedge Contracts

Copper sell collar contracts totaling 22 million pounds were entered into during the year containing purchased puts and sold calls with an average strike price of  $3.25/lb and  $4.77/lb, respectively. The options mature over a period of two years, with 14 million pounds maturing in 2011 and the remaining 8 million pounds maturing in 2012. During 2010, we also de-designated collar sell contracts for 79 million pounds and crystallized  $12 million of losses in OCI. These hedges were originally designated against future copper production at our Zaldívar mine. The exposure is still expected to occur and therefore amounts crystallized in OCI will be recorded in copper revenue when the sales occur. We continue to hold these collars as non-hedge contracts. The contracts contain purchased put and sold call options with an average strike of  $3.00/lb and  $4.02/lb, respectively.

During 2010, we purchased 79 million pounds of collar buy contracts containing sold put and purchased call options with an average strike of  $3.00/lb and  $3.99/lb, respectively, for a net premium of  $11 million. Premiums paid have been recorded as a reduction of current period revenue. The options mature evenly throughout 2011.

During 2010, we purchased 132 million pounds of call options at an average strike of  $4.26/lb and sold 132 million pounds of call options at  $4.72/lb for a net premium of  $13 million. Premiums paid have been recorded as a reduction of current period revenue. The options mature evenly throughout 2011. These contracts are not designated as cash flow hedges. Changes in the fair value of these copper options are recorded in current period revenue.

Silver

Cash Flow Hedges

During the year we designated silver collar contracts totaling 15 million ounces as hedges against silver bullion sales from our silver producing mines. The contracts contain purchased put and sold call options with weighted average strike prices of  $20/oz and  $55/oz respectively. For collars designated against silver bullion sales, the hedged items are identified as the first stated quantity of ounces of forecasted sales in a future month. Prospective hedge effectiveness is assessed using a regression method. The regression method involves comparing week-by-week changes in the fair value of both the actual hedging derivative and a hypothetical derivative caused by actual historical changes in commodity prices over the last fifty-two weeks. The retrospective assessment involves comparing the effect of historic changes in silver prices each period on the fair value of both the actual and hypothetical derivative using a regression approach. The effective portion of changes in fair value of the silver contracts is recorded in OCI until the forecasted silver sale impacts earnings.

Non-hedge Gains (Losses)

For the years ended December 31	2010	2009	2008	Income statement classification
Risk management activities
Commodity contracts
Copper	$33	$(53)	$73	Revenue/cost of sales
Fuel	—	1	(30)	Cost of sales
Steel	—	—	(3)	Project development expense
Currency contracts	30	(4)	(8)	Cost of sales/corporate administration/ other income/expense/
Interest rate contracts	(2)	(7)	(4)	Interest income/expense
	61	(63)	28
Other use of derivative instruments
Commodity contracts
Gold	26	56	19	Revenue
Copper	7	(2)	—	Revenue
Interest rate swaptions	—	3	—	Interest income/expense
	33	57	19
Other gains (losses)
Embedded derivatives(1)	13	5	(3)	Revenue
Hedge ineffectiveness	11	(3)	(6)	Cost of sales/revenue/other income
Ineffective portion of fair value hedge	3	—	—	Other income/expense
	$27	$2	$(9)
	$121	$(4)	$38

(1) Includes embedded derivatives on gold concentrate sales and copper cathode sales.

Derivative Assets and Liabilities

	2010	2009
At January 1	$305	$(43)
Derivatives cash (inflow) outflow
Operating activities	(168)	(328)
Financing activities	(12)	10
Change in fair value of:
Non-hedge derivatives	103	(39)
Cash flow hedges
Effective portion	601	708
Ineffective portion	11	(3)
Fair value hedges	5	—
Ineffective portion of fair value hedge	3	—
At December 31	$848	$305
Classification:
Other current assets	$615	$214
Other long-term assets	511	290
Other current liabilities	(173)	(180)
Other long-term obligations	(105)	(19)
	$848	$305

Cash Flow Hedge Gains (Losses) in OCI

	Commodity						Interest rate
	price hedges			Currency hedges			hedges
				Operating	Administration/	Capital	Long-term
	Silver(1)	Copper	Fuel	costs	other costs	expenditures	debt	Total
At January 1, 2008	$15	$14	$79	$238	$27	$(1)	$(17)	$355
Effective portion of change in fair value of hedging instruments	—	582	(215)	(610)	(46)	5	(17)	(301)
Transfers to earnings:
On recording hedged items in earnings	(2)	(112)	(33)	(106)	(11)	(4)	1	(267)
At December 31, 2008	13	484	(169)	(478)	(30)	—	(33)	(213)
Effective portion of change in fair value of hedging instruments	—	(273)	68	820	42	48	—	705
Transfers to earnings:
On recording hedged items in earnings	(10)	(283)	95	(22)	7	(3)	3	(213)
Hedge ineffectiveness due to changes in original forecasted transaction	—	—	2	(5)	—	—	—	(3)
At December 31, 2009	3	(72)	(4)	315	19	45	(30)	276
Effective portion of change in fair value of hedging instruments	(15)	(60)	29	549	56	53	—	612
Transfers to earnings:
On recording hedged items in earnings	(2)	54	26	(146)	(33)	(6)	3	(104)
At December 31, 2010	$(14)	$(78)	$51	$718	$42	$92	$(27)	$784

	Cost of	Copper	Cost of	Cost of	Administration/		Interest
Hedge gains/losses classified within	sales	sales	sales	sales	Other expense	Amortization	expense
Portion of hedge gain (loss) expected to affect 2011 earnings(2)	$2	$(78)	$22	$273	$39	$—	$(3)	$255

(1) Amounts prior to 2010 reflect amortization of crystallized gold positions.

(2) Based on the fair value of hedge contracts at December 31, 2010.

Cash Flow Hedge Gains (Losses) at December 31

							Amount of gain (loss)
				Amount of gain (loss)		Location of gain (loss)	recognized in income
	Amount of gain			transferred from		recognized in income	(ineffective portion and
	(loss) recognized		Location of gain (loss)	OCI into income		(ineffective portion and	amount excluded from
Derivatives in cash flow	in OCI		transferred from OCI into	(effective portion)		amount excluded from	effectiveness testing)
hedging relationships	2010	2009	income (effective portion)	2010	2009	effectiveness testing)	2010	2009
Interest rate contracts	$—	$—	Interest income/expense	$(3)	$(3)	Interest income/expense	$—	$—
Foreign exchange			Cost of sales/corporate			Cost of sales/corporate	14	2
contracts	658	910	administration/amortization	185	21	administration/amortization
Commodity contracts	(46)	(205)	Revenue/cost of sales	(78)	198	Revenue/cost of sales	—	(2)
Total	$612	$705		$104	$216		$14	$—

Fair Value Hedge Gains at December 31

		Amount of gain
	Location of gain	recognized in income
	recognized in income	on derivative
Derivatives in fair value hedging relationships	on derivative	2010	2009
Interest rate contracts	Interest income/expense	$8	$—

f) Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss to us by failing to discharge its obligations. Credit risk arises and is associated with our overall position in cash and cash equivalents, derivative assets and accounts receivables. To mitigate our exposure to credit risk we maintain policies to limit the concentration of credit risk, review counterparty creditworthiness on a monthly basis, and ensure liquidity of available funds.

Specifically, we invest our cash and cash equivalents in highly rated financial institutions primarily within the United States and other investment grade countries.(1)

We sell our gold and copper production into the world market and to private customers with strong credit ratings. Historically the level of customer defaults has not had a significant impact on our operating results or financial position.

The fair value of our derivative contracts is adjusted for credit risk based on observed credit default swap spreads. In cases where we have a legally enforceable master netting agreement with a counterparty, credit risk exposure represents the net amount of the positive and negative fair values by counterparty. For derivatives in a net asset position, credit risk is measured using credit default swap spreads for each particular counterparty, as appropriate. For derivatives in a net liability position, credit risk is measured using Barrick’s credit default swap spreads. We specifically mitigate credit risk on derivatives in a net asset position by:

·        entering into derivatives with high credit-quality counterparties (investment grade);

·        limiting the amount of exposure to each counterparty; and

·        monitoring the financial condition of counterparties on a regular basis.

The company’s maximum exposure to credit risk is as follows:

At December 31	2010	2009
Cash and equivalents	$3,968	$2,564
Accounts receivable	346	251
Net derivative assets by counterparty	901	235
	$5,215	$3,050

(1)          Investment grade countries include Canada, Chile, Australia, and Peru. Investment grade countries are defined as being rated BBB- or higher by S&P.

g) Risks Relating to the Use of Derivatives

By using derivatives, in addition to credit risk, we are affected by market risk. Market risk is the risk that the fair value of a derivative might be adversely affected by a change in commodity prices, interest rates, or currency exchange rates, and that this in turn affects our financial condition. We manage market risk by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2010
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

21 · Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

a) Assets and Liabilities Measured at Fair Value on a Recurring Basis

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable	Aggregate
	identical assets	inputs	inputs	fair
	(Level 1)	(Level 2)	(Level 3)	value
Cash equivalents	$2,781	$—	$—	$2,781
Available-for-sale securities	171	—	—	171
Derivatives	—	848	—	848
Receivables from provisional copper and gold sales	—	159	—	159
	$2,952	$1,007	$—	$3,959

b) Fair Values of Financial Instruments

	2010		2009
		Estimated		Estimated
	Carrying	fair	Carrying	fair
At December 31	amount	value	amount	value
Financial assets
Cash and equivalents(1)	$3,968	$3,968	$2,564	$2,564
Accounts receivable(1)	346	346	251	251
Available-for-sale securities(2)	171	171	61	61
Derivative assets	1,126	1,126	504	504
	$5,611	$5,611	$3,380	$3,380
Financial liabilities
Accounts payable(1)	$1,511	$1,511	$1,221	$1,221
Long-term debt(3)	6,692	7,070	6,335	6,723
Settlement obligation to close out gold sales contracts	—	—	647	647
Derivative liabilities	278	278	199	199
Restricted share units(4)	153	153	124	124
Deferred share units(4)	9	9	6	6
	$8,643	$9,021	$8,532	$8,920

(1)          Fair value approximates the carrying amounts due to the short-term nature and historically negligible credit losses.

(2)          Recorded at fair value. Quoted market prices are used to determine fair value.

(3)          Long-term debt is generally recorded at cost except for obligations that are designated in a fair-value hedge relationship, which are recorded at fair value in periods when a hedge relationship exists. The fair value of long-term debt is primarily determined using quoted market prices. Balance includes current portion of long-term debt.

(4)          Recorded at fair value based on our period-end closing market share price.

c) Valuation Techniques

Cash Equivalents

The fair value of our cash equivalents is classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices in active markets. Our cash equivalents are comprised of U.S. Treasury bills and money market securities that are invested primarily in U.S. Treasury bills.

Available-for-Sale Securities

The fair value of available-for-sale securities is determined based on a market approach reflecting the closing price of each particular security at the balance sheet date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the particular security, and therefore available-for-sale securities are classified within Level 1 of the fair value hierarchy.

Derivative Instruments

The fair value of derivative instruments is determined using either present value techniques or option pricing models that utilize a variety of inputs that are a combination of quoted prices and market-corroborated inputs. The fair values of all our derivative contracts include an adjustment for credit risk. For counterparties in a net asset position credit risk is based upon the observed credit default swap spread for each particular counterparty, as appropriate. For counterparties in a net liability position credit risk is based upon Barrick’s observed credit default swap spread. The fair value of US dollar interest rate and currency swap contracts is determined by discounting contracted cash flows using a discount rate derived from observed LIBOR and swap rate curves and CDS rates. In the case of currency contracts, we convert non-US dollar cash flows into US dollars using an exchange rate derived from currency swap curves and CDS rates. The fair value of commodity forward contracts is determined by discounting contractual cash flows using a discount rate derived from observed LIBOR and swap rate curves and CDS rates. Contractual cash flows are calculated using a forward pricing curve derived from observed forward prices for each commodity. Derivative instruments are classified within Level 2 of the fair value hierarchy.

Receivables from Provisional Copper and Gold Sales

The fair value of receivables rising from copper and gold sales contracts that contain provisional pricing mechanisms is determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, these receivables are classified within Level 2 of the fair value hierarchy.

ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2010
ASSET RETIREMENT OBLIGATIONS
ASSET RETIREMENT OBLIGATIONS

22 · Asset Retirement Obligations

Asset Retirement Obligations (AROs)

	2010	2009
At January 1	$1,207	$1,036
AROs acquired during the year	9	30
AROs arising in the year	305	119
Impact of revisions to expected cash flows recorded in earnings	8	10
Settlements
Cash payments	(44)	(39)
Settlement gains	(5)	(6)
Accretion	47	57
At December 31	1,527	1,207
Current portion (note 19)	(88)	(85)
	$1,439	$1,122

Each period we assess cost estimates and other assumptions used in the valuation of AROs at each of our mineral properties to reflect events, changes in circumstances and new information available. Changes in these cost estimates and assumptions have a corresponding impact on the fair value of the ARO. For closed mines, any change in the fair value of AROs results in a corresponding charge or credit within other expense, whereas at operating mines the charge is recorded as an adjustment to the carrying amount of the corresponding asset. In 2010, adjustments of  $27 million were recorded to reflect changes in cost estimates for AROs at closed mines and Barrick Energy (2009:  $10 million; 2008:  $9 million).

At December 31	2010	2009
Operating mines and development properties
ARO increase(1)	$301	$119
ARO decrease(2)	(8)	(1)
Closed mines
ARO increase(3)	14	8
Barrick Energy
ARO increase(1)	13	2

(1)          These adjustments were recorded with a corresponding adjustment to property, plant and equipment. 2010 balance includes revisions to mine closure plans at Porgera ( $118 million) and Pierina ( $90 million).

(2)          Represents a decrease in AROs at a mine where the corresponding ARO asset had been fully amortized and was therefore recorded as a recovery in other income.

(3)          For closed mines, any change in the fair value of AROs results in a corresponding charge or credit to other expense or other income, respectively.

AROs arise from the acquisition, development, construction and normal operation of mining property, plant and equipment, due to government controls and regulations that protect the environment on the closure and reclamation of mining properties. The major parts of the carrying amount of AROs relate to tailings and heap leach pad closure/rehabilitation; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance of closed mines. The fair values of AROs are measured by discounting the expected cash flows using a discount factor that reflects the credit-adjusted risk-free rate of interest. We prepare estimates of the timing and amount of expected cash flows when an ARO is incurred. We update expected cash flows to reflect changes in facts and circumstances. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and a corresponding change in the life-of-mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; and changes in laws and regulations governing the protection of the environment. When expected cash flows increase, the revised cash flows are discounted using a current discount factor whereas when expected cash flows decrease the reduced cash flows are discounted using a historic discount factor, and then in both cases any change in the fair value of the ARO is recorded. We record the fair value of an ARO when it is incurred. At producing mines AROs incurred and changes in the fair value of AROs are recorded as an adjustment to the corresponding asset carrying amounts. At closed mines, any adjustment to the fair value of an ARO is charged directly to earnings. AROs are adjusted to reflect the passage of time (accretion) calculated by applying the discount factor implicit in the initial fair-value measurement to the beginning-of-period carrying amount of the AROs. For producing mines, development projects and closed mines, accretion is recorded in amortization and accretion. Upon settlement of an ARO, we record a gain or loss if the actual cost differs from the carrying amount of the ARO. Settlement gains/losses are recorded in other (income) expense. Other environmental remediation costs that are not AROs are expensed as incurred (see note 8a).

OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2010
OTHER NON-CURRENT LIABILITIES
OTHER NON-CURRENT LIABILITIES

23 · Other Non-current Liabilities

At December 31	2010	2009
Deposit on silver sale agreement	$312	$196
Settlement obligation to close out gold sales contracts	—	647
Pension benefits (note 29c)	103	96
Other post-retirement benefits (note 29e)	25	26
Derivative liabilities (note 20e)	105	19
Restricted share units (note 28b)	89	91
Provision for supply contract restructuring costs	31	—
Provision for offsite remediation	61	—
Other	142	70
	$868	$1,145

Silver Sale Agreement

On September 22, 2009, we entered into an agreement with Silver Wheaton Corp. to sell the equivalent of 25% of the life-of-mine silver production from the Pascua-Lama project and 100% of silver production from the Lagunas Norte, Pierina and Veladero mines until project completion at Pascua-Lama. In return, we were entitled to an upfront cash payment of  $625 million payable over three years from the date of the agreement, as well as ongoing payments in cash of the lesser of  $3.90 (subject to an annual inflation adjustment of 1% starting three years after project completion at Pascua-Lama) and the prevailing market price for each ounce of silver delivered under the agreement.

During 2010 we received cash payments of  $137.5 million (2009:  $213 million). Providing that construction continues to progress at Pascua-Lama, we are entitled to receive additional cash payments totaling  $275 million in aggregate over the next two anniversary dates of the agreement. An imputed interest expense is being recorded on the liability at the rate implicit in the agreement. The liability plus imputed interest will be amortized based on the difference between the effective contract price for silver and the amount of the ongoing cash payment per ounce of silver delivered under the agreement.

Settlement Obligation to Close Out Gold Sales Contracts

In September 2009, we announced a plan to eliminate our “Gold Hedges” and a significant portion of our “Floating Contracts”. Our “Gold Hedges” were fixed price contracts which did not participate in gold price movements. Our “Floating Contracts” were essentially Gold Hedges that had been offset against future movements in the gold price but not yet settled. As at December 31, 2009, the obligation relating to the Floating Contracts had been reduced to  $0.6 billion. During 2010 the  $0.6 billion obligation relating to the Floating Contracts was repaid.

DEFERRED INCOME TAXES	12 Months Ended
Dec. 31, 2010
DEFERRED INCOME TAXES
DEFERRED INCOME TAXES

24 · Deferred Income Taxes

Recognition and Measurement

We record deferred income tax assets and liabilities where temporary differences exist between the carrying amounts of assets and liabilities in our balance sheet and their tax bases. The measurement and recognition of deferred income tax assets and liabilities takes into account: enacted rates that will apply when temporary differences reverse; interpretations of relevant tax legislation; tax planning strategies; estimates of the tax bases of assets and liabilities; and the deductibility of expenditures for income tax purposes. We recognize the effect of changes in our assessment of these estimates and factors when they occur. Changes in deferred income tax assets, liabilities and valuation allowances are allocated between net income and other comprehensive income based on the source of the change.

Current income taxes of  $74 million and deferred income taxes of  $48 million have been provided on the undistributed earnings of certain foreign subsidiaries. Deferred income taxes have not been provided on the undistributed earnings of all other foreign subsidiaries which are considered to be reinvested indefinitely outside Canada. The determination of the unrecorded deferred income tax liability is not considered practicable.

Sources of Deferred Income Tax Assets and Liabilities

At December 31	2010	2009
Deferred tax assets
Tax loss carry forwards	$553	$659
Capital tax loss carry forwards	101	—
Alternative minimum tax (“AMT”) credits	318	287
Asset retirement obligations	494	413
Property, plant and equipment	177	268
Post-retirement benefit obligations	14	16
Accrued interest payable	63	108
Other	53	—
	1,773	1,751
Valuation allowances	(425)	(481)
	1,348	1,270
Deferred tax liabilities
Property, plant and equipment	(1,725)	(1,328)
Derivative instruments	(168)	(81)
Inventory	(102)	(70)
Other	—	(26)
	$(647)	$(235)
Classification:
Non-current assets	$467	$949
Non-current liabilities	(1,114)	(1,184)
	$(647)	$(235)

Expiry Dates of Tax Losses and AMT Credits

						No
						expiry
	2011	2012	2013	2014	2015+	date	Total
Tax losses(1)
Canada	$7	$—	$2	$—	$1,290	$—	$1,299
Barbados	—	—	—	—	7,280	—	$7,280
Chile	—	—	—	—	—	202	$202
Tanzania	—	—	—	—	—	97	$97
Dominican Republic	—	—	—	—	—	247	$247
Other	—	—	—	—	6	100	$106
	$7	$—	$2	$—	$8,576	$646	$9,231
AMT credits(2)						$318	$318

(1)          Represents the gross amount of tax loss carry forwards translated at closing exchange rates at December 31, 2010.

(2)          Represents the amounts deductible against future taxes payable in years when taxes payable exceed “minimum tax” as defined by United States tax legislation.

Net Deferred Tax Assets

	2010	2009
Gross deferred tax assets
Canada	$350	$366
Chile	20	44
Argentina	97	119
Australia	104	109
Tanzania	56	122
United States	136	542
Barbados	73	69
Other	56	59
	892	1,430
Valuation allowances
Canada	(52)	(45)
Chile	(20)	(22)
Argentina	(97)	(119)
Australia	(104)	(11)
Tanzania	(30)	(30)
United States	(7)	(136)
Barbados	(73)	(69)
Other	(42)	(49)
	(425)	(481)
Net	$467	$949

Valuation Allowances

We consider the need to record a valuation allowance against deferred tax assets, taking into account the effects of local tax law. A valuation allowance is not recorded when we conclude that sufficient positive evidence exists to demonstrate that it is more likely than not that a deferred tax asset will be realized.

The main factors considered are:

·        Historic and expected future levels of taxable income;

·        Tax plans that affect whether tax assets can be realized; and

·        The nature, amount and expected timing of reversal of taxable temporary differences.

Levels of future taxable income are mainly affected by: market gold and silver prices; forecasted future costs and expenses to produce gold reserves; quantities of proven and probable gold reserves; market interest rates; and foreign currency exchange rates. If these factors or other circumstances change, we record an adjustment to valuation allowances to reflect our latest assessment of the amount of deferred tax assets that will more likely than not be realized.

A deferred income tax asset totaling  $298 million has been recorded in Canada. This deferred tax asset primarily arose due to mark-to-market losses realized for acquired Placer Dome derivative instruments. Projections of various sources of income support the conclusion that the realizability of this deferred tax asset is more likely than not, and consequently no valuation allowance has been set up for this deferred tax asset.

Due to the impact of higher market gold prices in third quarter 2010 the remaining valuation allowance relating to AMT credits in the United States was released.

Source of Changes in Deferred Tax Balances

For the years ended December 31	2010	2009	2008
Temporary differences
Property, plant and equipment	$(402)	$(279)	$(3)
Asset retirement obligations	81	47	24
Tax loss carry forwards	(106)	2	(72)
Capital tax loss carry forwards	101	—	—
Derivatives	(86)	(171)	212
Other	(1)	8	(2)
	(413)	(393)	159
Net currency translation gains/ (losses) on deferred tax balances	2	40	(98)
Canadian tax rate changes	—	(59)	—
Canadian functional currency election	—	70	—
Release of other valuation allowances	—	—	175
	$(411)	$(342)	$236
Intraperiod allocation to:
Income (loss) from continuing operations before income taxes	$(231)	$(107)	$41
Income (loss) from discontinued operations	—	(41)	4
Tusker acquisition	(22)	—	—
Acquisition of Hemlo	—	(56)	—
Share issue costs	—	40	—
Redemption of convertible senior debentures	(12)	—	—
Cortez acquisition	—	—	11
Barrick Energy Inc. acquisitions	(37)	—	(22)
Kainantu acquisition	—	—	(19)
Other acquisition	—	—	2
OCI (note 26)	(109)	(178)	219
Other	(1)	(8)	(2)
	$(412)	$(350)	$234

Unrecognized Tax Benefits

	2010	2009
At January 1	$67	$46
Additions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	—	38
Reductions for tax positions of prior years	—	—
Settlements	(3)	(17)
At December 31(1)	$64	$67

(1)          If recognized, the total amount of  $64 million would be recognized as a benefit to income taxes on the income statement, and therefore would impact the reported effective tax rate.

We anticipate the amount of unrecognized tax benefits to decrease within 12 months of the reporting date by approximately  $2 million to  $3 million, related primarily to the expected settlement of income tax and mining tax assessments.

We further anticipate that it is reasonably possible for the amount of unrecognized tax benefits to decrease within 12 months of the reporting date by approximately  $37 million through a potential settlement with tax authorities that may result in a reduction of available tax pools.

Tax Years Still Under Examination

Canada	2006–2010
United States	2010
Peru	2007–2010
Chile(1)	2007–2010
Argentina	2004–2010
Australia	All years open
Papua New Guinea	2004–2010
Tanzania	All years open

(1)          In addition, operating loss carry forwards from earlier periods are still open for examination.

Peruvian Tax Assessment

On September 30, 2004, the Tax Court of Peru issued a decision in our favor in the matter of our appeal of a 2002 income tax assessment for an amount of  $32 million, excluding interest and penalties. The assessment mainly related to the validity of a revaluation of the Pierina mining concession, which affected its tax basis for the years 1999 and 2000. The full life-of-mine effect on current and deferred income tax liabilities totaling  $141 million was fully recorded at December 31, 2002, as well as other related costs of about  $21 million.

In January 2005, we received written confirmation that there would be no appeal of the September 30, 2004 Tax Court of Peru decision. In December 2004, we recorded a  $141 million reduction in current and deferred income tax liabilities and a  $21 million reduction in other accrued costs. The confirmation concluded the administrative and judicial appeals process with resolution in Barrick’s favor.

Notwithstanding the favorable Tax Court decision we received in 2004 on the 1999 to 2000 revaluation matter, in an audit concluded in 2005, SUNAT has reassessed us on the same issue for tax years 2001 to 2003. On October 19, 2007, SUNAT confirmed their reassessment. The tax assessment is for  $53 million of tax, plus interest and penalties of  $209 million updated as of December 31, 2010. We filed an appeal to the Tax Court of Peru within the statutory period. We believe that the audit reassessment has no merit, that we will prevail in court again, and accordingly no liability has been recorded for this reassessment.

CAPITAL STOCK	12 Months Ended
Dec. 31, 2010
CAPITAL STOCK
CAPITAL STOCK

25 · Capital Stock

a) Common Shares

Our authorized capital stock includes an unlimited number of common shares (issued 998,499,673 common shares); 9,764,929 First preferred shares Series A (issued nil); 9,047,619 Series B (issued nil); and 14,726,854 Second preferred shares Series A (issued nil).

Common Share Offering

On September 23, 2009, we issued 109 million common shares of Barrick at a price of  $36.95 per share, for net proceeds of  $3,885 million.

In 2010, we declared and paid dividends in US dollars totaling  $0.44 per share ( $436 million) (2009:  $0.40 per share,  $369 million; 2008:  $0.40 per share,  $349 million).

b) Exchangeable Shares

In connection with a 1998 acquisition, Barrick Gold Inc. (“BGI”) issued 11.1 million BGI exchangeable shares, which were each exchangeable for 0.53 of a Barrick common share at any time at the option of the holder, and had essentially the same voting, dividend (payable in Canadian dollars), and other rights as 0.53 of a Barrick common share. BGI is a subsidiary that holds our interest in the Hemlo and Eskay Creek Mines. We had the right to require the exchange of each outstanding BGI exchangeable share for 0.53 of a Barrick common share. In first quarter 2009, the remaining 0.5 million BGI exchangeable shares were redeemed for 0.3 million Barrick common shares.

OTHER COMPREHENSIVE INCOME (LOSS)	12 Months Ended
Dec. 31, 2010
OTHER COMPREHENSIVE INCOME (LOSS) ("OCI")
OTHER COMPREHENSIVE INCOME (LOSS) ("OCI")

26 · Other Comprehensive Income (Loss)  (“OCI”)

	2010	2009	2008
Accumulated OCI at beginning of period
Cash flow hedge gains, net of tax of $81, $89, $105	$195	$(124)	$250
Investments, net of tax of $3, $nil, $4	24	(2)	37
Currency translation adjustments, net of tax of $nil, $nil, $nil	(141)	(197)	(143)
Pension plans and other post-retirement benefits, net of tax of $14, $19, $2	(23)	(33)	7
	55	(356)	151
Other comprehensive income (loss) for the period:
Changes in fair value of cash flow hedges	612	705	(301)
Changes in fair value of investments	69	34	(52)
Currency translation adjustments(1)	22	56	(54)
Pension plan and other post-retirement benefit adjustments (note 29):
Net actuarial gain (loss)	(2)	15	(62)
Transition obligation (asset)	—	—	1
Less: reclassification adjustments for (gains) losses recorded in earnings:
Transfers of cash flow hedge gains to earnings on recording hedged items in earnings	(104)	(216)	(267)
Investments:
Other than temporary impairment charges	—	1	26
Gains realized on sale	(12)	(6)	(17)
Other comprehensive income (loss), before tax	585	589	(726)
Income tax recovery (expense) related to OCI	(109)	(178)	219
Other comprehensive income (loss), net of tax	$476	$411	$(507)
Accumulated OCI at December 31
Cash flow hedge gains, net of tax of $186, $81, $89	$598	$195	$(124)
Investment, net of tax of $7, $3, $nil	77	24	(2)
Currency translation adjustments, net of tax of $nil, $nil, $nil	(119)	(141)	(197)
Pension plans and other post-retirement benefits, net of tax of $14, $14, $19	(25)	(23)	(33)
	$531	$55	$(356)

(1) Represents currency translation adjustments for Barrick Energy.

NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2010
NON-CONTROLLING INTERESTS
NON-CONTROLLING INTERESTS

27 · Non-controlling Interests

	Pueblo Viejo project	African Barrick Gold(1)	Cerro Casale(2)	Other	Total
At January 1, 2008	$60	$17	$—	$5	$82
Share of net earnings (loss)	(26)	38	—	—	12
Cash contributed	120	(30)	—	—	90
Other increase in non-controlling interest	—	—	—	(2)	(2)
At December 31, 2008	154	25	—	3	182
Share of net earnings (loss)	1	5	—	—	6
Cash contributed	307	(8)	—	—	299
Other increase in non-controlling interest	—	—	—	(3)	(3)
At December 31, 2009	462	22	—	—	484
Share of net earnings (loss)	(3)	41	(15)	—	23
Cash contributed	101	—	13	—	114
Other increase in non-controlling interest	—	594	454	—	1,048
At December 31, 2010	$560	$657	$452	$—	$1,669

(1)          Represents non-controlling interest in ABG. The balance at January 1, 2010 includes the non-controlling interest of 30% in our Tulawaka mine.

(2)          Represents non-controlling interest in Cerro Casale. Refer to note 3f.

STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2010
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

28 · Stock-based Compensation

a) Stock Options

Under Barrick’s stock option plan, certain officers and key employees of the Corporation may purchase common shares at an exercise price that is equal to the closing share price on the day before the grant of the option. The grant date is the date when the details of the award, including the number of options granted by individual and the exercise price, are approved. Stock options vest evenly over four years, beginning in the year after granting. Options granted in July 2004 and prior are exercisable over 10 years, whereas options granted since December 2004 are exercisable over seven years. At December 31, 2010, 6.7 million (2009: 6.9 million; 2008: 7.4 million) common shares, in addition to those currently outstanding, were available for granting options. Stock options when exercised result in an increase to the number of common shares issued by Barrick.

Compensation expense for stock options was  $14 million in 2010 (2009:  $20 million; 2008:  $25 million), and is presented as a component of corporate administration and other expense, consistent with the classification of other elements of compensation expense for those employees who had stock options. In 2009, we recognized an additional  $7 million of stock option expense as a result of accelerating the vesting conditions of certain plan participants on their departure from the Company. The recognition of compensation expense for stock options reduced earnings per share for 2010 by  $0.01 per share (2009:  $0.03 per share; 2008:  $0.03 per share).

Total intrinsic value relating to options exercised in 2010 was  $96 million (2009:  $38 million; 2008:  $61 million).

Employee Stock Option Activity (Number of Shares in Millions)

	2010		2009		2008
		Average		Average		Average
	Shares	price	Shares	price	Shares	price
C $ options
At January 1	3.3	$27	4.8	$27	7.1	$27
Exercised	(1.9)	27	(1.4)	26	(2.1)	28
Forfeited	—	—	—	—	—	—
Cancelled/expired	—	—	(0.1)	23	(0.2)	28
At December 31	1.4	$26	3.3	$27	4.8	$27
US $ options
At January 1	9.1	$33	8.9	$28	7	$28
Granted	0.9	55	1.6	41	2.8	34
Exercised	(2.9)	28	(1.3)	24	(0.8)	24
Forfeited	(0.1)	38	(0.1)	35	(0.1)	31
Cancelled/expired	—	—	—	—	—	—
At December 31	7.0	$38	9.1	$33	8.9	$28

Stock Options Outstanding (Number of Shares in Millions)

	Outstanding				Exercisable
				Intrinsic			Intrinsic
		Average	Average	value(1)		Average	value(1)
Range of exercise prices	Shares	price	life (years)	( $ millions)	Shares	price	( $ millions)
C $ options
$ 22 – $ 27	0.8	$24	2	$24	0.8	$24	$24
$ 28 – $ 31	0.6	29	3	15	0.6	29	15
	1.4	$26	2	$39	1.4	$26	$39
US $ options
$ 9 – $ 19	0.1	$13	2	$3	0.1	$13	$3
$ 20 – $ 27	1.9	26	3	53	1.4	25	40
$ 28 – $ 41	1.4	37	5	32	1.3	37	22
$ 42 – $ 55	3.6	46	6	21	0.8	43	9
	7.0	$38	5	$109	3.6	$33	$74

(1)          Based on the closing market share price on December 31, 2010 of C $53.12 and US $53.18.

Option Information

For the years ended December 31
(per share and per option amounts in dollars)	2010		2009		2008
Valuation assumptions	Lattice	(1),(2)	Lattice	(1),(2)	Lattice	(1),(2)
Expected term (years)	5.0–5.1		5.0–5.1		4.5–5.2
Expected volatility(2)	33%–60%		35%–60%		30%–70%
Weighted average expected volatility(2)	36%		51%		43%
Expected dividend yield	1%–1.13%		1%–1.1%		0.7%–1.5%
Risk-free interest rate(2)	0.19%–2.88%		0.16%–3.44%		0.25%–5.1%

Options granted (in millions)	0.9		1.6		2.8
Weighted average fair value per option	$16		$13		$12

(1)          Different assumptions were used for the multiple stock option grants during the year.

(2)          The volatility and risk-free interest rate assumption varied over the expected term of these stock option grants.

The expected volatility assumptions have been developed taking into consideration both historical and implied volatility of our US dollar share price. The risk-free rate for periods within the contractual life of the option is based on the US Treasury yield curve in effect at the time of the grant.

We use the straight-line method for attributing stock option expense over the vesting period. Stock option expense incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate.

The expected term assumption is derived from the option valuation model and is in part based on historical data regarding the exercise behavior of option holders based on multiple share-price paths. The Lattice model also takes into consideration employee turnover and voluntary exercise patterns of option holders.

As at December 31, 2010, there was  $37 million (2009:  $58 million; 2008:  $42 million) of total unrecognized compensation cost relating to unvested stock options. We expect to recognize this cost over a weighted average period of 2 years (2009: 2 years; 2008: 2 years).

b) Restricted Share Units (RSUs) and Deferred Share Units (DSUs)

Under our RSU plan, selected employees are granted RSUs where each RSU has a value equal to one Barrick common share. RSUs vest at the end of a two-and-a-half or three-year period and are settled in cash on the third anniversary of the grant date. Additional RSUs are credited to reflect dividends paid on Barrick common shares over the vesting period.

A liability for RSUs is recorded at fair value on the grant date, with a corresponding amount recorded as a deferred compensation asset that is amortized on a straight-line basis over the vesting period. Changes in the fair value of the RSU liability are recorded each period, with a corresponding adjustment to the deferred compensation asset.

Compensation expense for RSUs incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate. At December 31, 2010, the weighted average remaining contractual life of RSUs was 1.22 years.

Compensation expense for RSUs was  $48 million in 2010 (2009:  $40 million; 2008:  $33 million) and is presented as a component of corporate administration and other expense, consistent with the classification of other elements of compensation expense for those employees who had RSUs. As at December 31, 2010 there was  $83 million of total unamortized compensation cost relating to unvested RSUs (2009:  $74 million; 2008:  $84 million).

Under our DSU plan, Directors must receive a specified portion of their basic annual retainer in the form of DSUs, with the option to elect to receive 100% of such retainer in DSUs. Each DSU has the same value as one Barrick common share. DSUs must be retained until the Director leaves the Board, at which time the cash value of the DSUs will be paid out. Additional DSUs are credited to reflect dividends paid on Barrick common shares. DSUs are recorded at fair value on the grant date and are adjusted for changes in fair value. The fair value of amounts granted each period together with changes in fair value are expensed.

DSU and RSU Activity

		Fair		Fair
	DSUs	value	RSUs	value
	(thousands)	( $ millions)	(thousands)	( $ millions)
At January 1, 2008	100	$4	2,383	$100
Settled for cash	(4)	(0.1)	(348)	(10.3)
Forfeited	—	—	(262)	(10.6)
Granted	34	1.2	1,493	42
Credits for dividends	—	—	20	0.7
Change in value	—	(0.5)	—	(1.7)
At December 31, 2008	130	$5	3,286	$120
Settled for cash	—	—	(897)	(35.7)
Forfeited	—	—	(279)	(11.1)
Granted	37	1.2	1,013	42.1
Credits for dividends	—	—	27	1
Change in value	—	0.7	—	7.4
At December 31, 2009	167	$7	3,150	$124
Settled for cash	(20)	(0.6)	(824)	(42.8)
Forfeited	—	—	(326)	(17.0)
Granted	33	1.5	918	49.3
Credits for dividends	—	—	30	1.3
Change in value	—	1.9	—	37.9
At December 31, 2010	180	$9	2,948	$153

c) Performance Restricted Share Units (PRSUs)

In 2008, Barrick launched a PRSU plan. Under this plan, selected employees are granted PRSUs, where each PRSU has a value equal to one Barrick common share. PRSUs vest at the end of a three-year period and are settled in cash on the third anniversary of the grant date. Additional PRSUs are credited to reflect dividends paid on Barrick common shares over the vesting period. Vesting, and therefore, the liability is based on the achievement of performance goals and the target settlement will range from 0% to 200% of the value. At December 31, 2010, 335 thousand units were outstanding (2009: 250 thousand units).

d) Employee Share Purchase Plan (ESPP)

In 2008, Barrick launched an Employee Share Purchase Plan. This plan enables Barrick employees to purchase Company shares through payroll deduction. Each year, employees may contribute 1%—6% of their combined base salary and annual bonus, and Barrick will match 50% of the contribution, up to a maximum of  $5,000 per year. During 2010, Barrick contributed  $0.6 million to this plan (2009:  $0.8 million).

e) ABG Stock Options

African Barrick Gold has a stock option plan for its directors and selected employees. The exercise price of the granted options is determined by the ABG Remuneration Committee before the grant of an option provided that this price cannot be less than the average of the middle-market quotation of ABG’s shares (as derived from the London Stock Exchange Daily Official List) for the three dealing days immediately preceding the date of grant. All options outstanding at the end of the year expire in 2017. None of the ABG options granted were exercisable at December 31, 2010. Stock option expense of  $1 million (2009:  $nil; 2008:  $nil) is included as a component of other expense.

POST-RETIREMENT BENEFITS	12 Months Ended
Dec. 31, 2010
POST-RETIREMENT BENEFITS
POST-RETIREMENT BENEFITS

29 · Post-retirement Benefits

a) Defined Contribution Pension Plans

Certain employees take part in defined contribution employee benefit plans. We also have a retirement plan for certain officers of the Company, under which we contribute 15% of the officer’s annual salary and bonus. Our share of contributions to these plans, which is expensed in the year it is earned by the employee, was  $56 million in 2010,  $50 million in 2009 and  $47 million in 2008.

b) Defined Benefit Pension Plans

We have qualified defined benefit pension plans that cover certain of our United States and Canadian employees and provide benefits based on employees’ years of service. Our policy is to fund the amounts necessary on an actuarial basis to provide enough assets to meet the benefits payable to plan members. Independent trustees administer assets of the plans, which are invested mainly in fixed income and equity securities. In 2009, two of our qualified defined benefit plans in Canada were wound up. No curtailment gain or loss resulted and the obligations of the plans were settled in 2009. In 2007, one of our qualified defined benefit plans in Canada was wound up. No curtailment gain or loss resulted and the obligations of the plans were settled in 2009.

As well as the qualified plans, we have non-qualified defined benefit pension plans covering certain employees and former directors of the Company. An irrevocable trust (“rabbi trust”) was set up to fund these plans. The fair value of assets held in this trust was  $nil in 2010 (2009:  $6 million).

Actuarial gains and losses arise when the actual return on plan assets differs from the expected return on plan assets for a period, or when the expected and actuarial accrued benefit obligations differ at the end of the year. We amortize actuarial gains and losses over the average remaining life expectancy of plan participants, in excess of a 10% corridor.

Pension Expense (Credit)

For the years ended December 31	2010	2009	2008
Expected return on plan assets	$(14)	$(14)	$(19)
Service cost	—	—	—
Interest cost	17	19	21
Actuarial losses	2	2	1
	$5	$7	$3

c) Pension Plan Information

Fair Value of Plan Assets

For the years ended December 31	2010	2009	2008
Balance at January 1	$215	$237	$293
Increase for plans assumed on acquisitions(1)	—	8	9
Actual return on plan assets	25	36	(41)
Company contributions	12	9	12
Settlements	—	(24)	—
Benefits paid	(25)	(52)	(33)
Foreign currency adjustments	—	1	(3)
Balance at December 31	$227	$215	$237

(1)          In 2009, represents plan acquired on acquisition of additional 50% in Hemlo.

In 2008, represents plan acquired on acquisition of additiona l 40% in Cortez.

	2010		2010
At December 31	Target(1)	Actual	Actual
Composition of plan assets(2)
Equity securities	54%	54%	$122
Fixed income securities	46%	46%	105
	100%	100%	$227

(1)          Based on the weighted average target for all defined benefit plans

(2)          Holdings in Equity and Fixed income securities consist of Level 1 and Level 2 assets within the fair value hierarchy.

Projected Benefit Obligation (PBO)

For the years ended December 31	2010	2009
Balance at January 1	$321	$357
Increase for plans assumed on acquisitions	—	6
Amendments	1	—
Service cost	—	—
Interest cost	17	19
Actuarial losses	20	6
Benefits paid	(25)	(52)
Foreign currency adjustments	2	8
Settlements	—	(23)
Balance at December 31	$336	$321
Funded status(1)	$(109)	$(106)
ABO(2)	$335	$321

(1)          Represents the fair value of plan assets less projected benefit obligations.

(2)          Represents the accumulated benefit obligation (“ABO”) for all plans. The ABO for plans where the PBO exceeds the fair value of plan assets was  $326 million (2009:  $314 million). Based on actuarial reports at December 31, 2010, our funding requirements for 2011 are  $nil.

Pension Plan Assets/Liabilities

For the years ended December 31	2010	2009
Non-current assets	$2	$3
Current liabilities	(8)	(13)
Non-current liabilities	(103)	(96)
Other comprehensive loss	43	34
	$(66)	$(72)

The projected benefit obligation and fair value of plan assets for pension plans with a projected benefit obligation in excess of plan assets at December 31, 2010 and 2009 were as follows:

For the years ended December 31	2010	2009
Projected benefit obligation, end of year	$328	$314
Fair value of plan assets, end of year	$217	$206

The projected benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets at December 31, 2010 and 2009 were as follows:

For the years ended December 31	2010	2009
Projected benefit obligation, end of year	$328	$314
Accumulated benefit obligation, end of year	$326	$314
Fair value of plan assets, end of year	$217	$206

Expected Future Benefit Payments

For the years ending December 31
2011	$24
2012	23
2013	31
2014	23
2015	23
2016 – 2020	$114

d) Actuarial Assumptions

For the years ended December 31	2010	2009	2008
Discount rate(1)
Benefit obligation	4.95%–5.77%	5.55–6.87%	4.50–6.25%
Pension cost	4.82%–6.87%	6.00–6.25%	4.50–6.25%
Return on plan assets(1)	4.50%–7.00%	4.50–7.00%	3.75–7.00%
Wage increases	5.00%	5.00%	3.50–5.00%

(1)          Effect of a one-percent change: Discount rate:  $32 million increase in ABO and  $1.5 million decrease in pension cost; Return on plan assets:  $2 million decrease in pension cost.

Pension plan assets, which consist primarily of fixed-income and equity securities, are valued using current market quotations. Plan obligations and the annual pension expense are determined on an actuarial basis and are affected by numerous assumptions and estimates including the market value of plan assets, estimates of the expected return on plan assets, discount rates, future wage increases and other assumptions. The discount rate, assumed rate of return on plan assets and wage increases are the assumptions that generally have the most significant impact on our pension cost and obligation.

The discount rate used to calculate the benefit obligation and pension cost is the rate at which the pension obligation could be effectively settled. This rate was developed by matching the cash flows underlying the pension obligation with a spot rate curve based on the actual returns available on high-grade (Moody’s Aa) US corporate bonds. Bonds included in this analysis were restricted to those with a minimum outstanding balance of  $50 million. Only non-callable bonds, or bonds with a make-whole provision, were included. Finally, outlying bonds (highest and lowest 10%) were discarded as being non-representative and likely to be subject to a change in investment grade. The procedure was applied separately for pension and post-retirement plan purposes, and produced the same rate in each case.

The assumed rate of return on assets for pension cost purposes is the weighted average of expected long-term asset return assumptions. In estimating the long-term rate of return for plan assets, historical markets are studied and long-term historical returns on equities and fixed-income investments reflect the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are finalized.

Wage increases reflect the best estimate of merit increases to be provided, consistent with assumed inflation rates.

e) Other Post-retirement Benefits

We provide post-retirement medical, dental, and life insurance benefits to certain employees. We use the corridor approach in the accounting for post-retirement benefits. Actuarial gains and losses resulting from variances between actual results and economic estimates or actuarial assumptions are deferred and amortized over the average remaining life expectancy of participants when the net gains or losses exceed 10% of the accumulated post-retirement benefit obligation.

Other Post-retirement Benefits Expense

For the years ended December 31	2010	2009	2008
Interest cost	$1	$2	$2

Fair Value of Plan Assets

For the years ended December 31	2010	2009	2008
Balance at January 1	$—	$—	$—
Contributions	2	1	2
Benefits paid	(2)	(1)	(2)
Balance at December 31	$—	$—	$—

Accumulated Post-retirement Benefit Obligation (APBO)

For the years ended December 31	2010	2009	2008
Balance at January 1	$29	$32	$30
Interest cost	1	2	2
Actuarial (gains) losses	(1)	(3)	2
Benefits paid	(2)	(2)	(2)
Balance at December 31	$27	$29	$32
Funded status	(27)	(29)	(32)
Unrecognized net transition obligation	n/a	n/a	n/a
Unrecognized actuarial losses	n/a	n/a	n/a
Net benefit liability recorded	n/a	n/a	n/a

Other Post-retirement Liabilities

For the years ended December 31	2010	2009
Current liability	$2	$3
Non-current liability	25	26
	$27	$29

Amounts recognized in accumulated other comprehensive income consist of:(1)

For the years ended December 31	2010	2009
Net actuarial loss (gain)	$(4)	$(4)
Transition obligation (asset)	—	1
	$(4)	$(3)

(1)          The estimated amounts that will be amortized into net periodic benefit cost in 2011.

We have assumed a health care cost trend of 8% in 2011, decreasing ratably to 4.75% in 2019 and thereafter. The assumed health care cost trend had a minimal effect on the amounts reported. A one percentage point change in the assumed health care cost trend rate at December 31, 2010 would have had no significant effect on the post-retirement obligation and would have had no significant effect on the benefit expense for 2010.

Expected Future Benefit Payments

For the years ending December 31
2011	$2
2012	2
2013	3
2014	3
2015	2
2016 – 2020	$5

LITIGATION AND CLAIMS	12 Months Ended
Dec. 31, 2010
LITIGATION AND CLAIMS
LITIGATION AND CLAIMS

30 · Litigation and Claims

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company and its legal counsel evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency suggests that a loss is probable, and the amount can be reliably estimated, then a loss is recorded. When a contingent loss is not probable but is reasonably possible, or is probable but the amount of loss cannot be reliably estimated, then details of the contingent loss are disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case we disclose the nature of the guarantee. Legal fees incurred in connection with pending legal proceedings are expensed as incurred.

Cortez Hills Complaint

On November 12, 2008, the United States Bureau of Land Management issued a Record of Decision approving the Cortez Hills Expansion Project. On November 20, 2008, the TeMoak Shoshone Tribe, the East Fork Band Council of the TeMoak Shoshone Tribe and the Timbisha Shoshone Tribe, the Western Shoshone Defense Project, and Great Basin Resource Watch filed a lawsuit against the United States seeking to enjoin the majority of the activities comprising the Project on grounds that it violated the Western Shoshone rights under the Religious Freedom Restoration Act (“RFRA”), that it violated the Federal Land Policy and Management Act’s (“FLPMA”) prohibition on “unnecessary and undue degradation,” and that the Project’s Environment Impact Statement (“EIS”) did not meet the requirements of the National Environmental Policy Act (“NEPA”). The Plaintiffs subsequently dismissed their RFRA claim, with prejudice, conceding that it was without merit, in light of a decision in another case.

On November 24, 2008, the Plaintiffs filed a Motion for a Temporary Restraining Order and a Preliminary Injunction barring work on the Project until after a trial on the merits. In January 2009, the Court denied the Plaintiffs’ Motion for a Preliminary Injunction, concluding that the Plaintiffs had failed to demonstrate a likelihood of success on the merits and that the Plaintiffs had otherwise failed to satisfy the necessary elements for a preliminary injunction. The Plaintiffs appealed that decision to the United States Court of Appeals for the Ninth Circuit. In December 2009, the Ninth Circuit issued an opinion in which it held that the Plaintiffs had failed to show that they were likely to succeed on the merits of their FLPMA claims, and thus were not entitled to an injunction based on those claims. The Ninth Circuit, however, held that Plaintiffs were likely to succeed on two of their NEPA claims and ordered that a supplemental EIS be prepared by Barrick that specifically provided more information on (i) the effectiveness of proposed mitigation measures for seeps and springs that might be affected by groundwater pumping, and (ii) the air quality impact of the shipment of refractory ore to Goldstrike for processing and that additional air quality modeling for fine particulate matter using updated EPA procedures should be performed and included in the supplemental EIS. The Ninth Circuit decision directed the District Court to enter an injunction consistent with the decision. In April 2010, the District Court granted Barrick’s motion seeking a tailored preliminary injunction, which allows mining operations to continue while the supplemental EIS is being completed.

In August 2010, the District Court issued an order granting summary judgment for Cortez except, generally for those issues covered by the supplemental EIS, on which it reserved ruling until the completion of that document. The final supplemental EIS was published on January 14, 2011. BLM’s record of decision on the final supplemental EIS is expected sometime after February 14, 2011.

Marinduque Complaint

Placer Dome Inc. was named the sole defendant in a Complaint filed in October 2005, by the Provincial Government of Marinduque, an island province of the Philippines (“Province”), with the District Court in Clark County, Nevada. The Complaint asserted that Placer Dome Inc. was responsible for alleged environmental degradation with consequent economic damages and impacts to the environment in the vicinity of the Marcopper mine that was owned and operated by Marcopper Mining Corporation (“Marcopper”). Placer Dome Inc. indirectly owned a minority shareholding of 39.9% in Marcopper until the divestiture of its shareholding in 1997. The Province sought “to recover damages for injuries to the natural, ecological and wildlife resources within its territory”. In addition, the Province sought compensation for the costs of restoring the environment, an order directing Placer Dome Inc. to undertake and complete “the remediation, environmental cleanup, and balancing of the ecology of the affected areas,” and payment of the costs of environmental monitoring. The Complaint addressed the discharge of mine tailings into Calancan Bay, the 1993 Maguila-guila dam breach, the 1996 Boac river tailings spill, and alleged past and continuing damage from acid rock drainage.

The action was removed to the U.S. District Court for the District of Nevada on motion of Placer Dome Inc. After the amalgamation of Placer Dome Inc. and the Company, the Court granted the Province’s motion to join the Company as an additional named Defendant. In June 2007, the Court issued an order granting the Company’s motion to dismiss on grounds of forum non conveniens (improper choice of forum). In September 2009, the U.S. Court of Appeals for the Ninth Circuit reversed the decision of the District Court on the ground that the U.S. District Court lacked subject matter jurisdiction over the case and removal from the Nevada state court was improper.

In April 2010, the Company filed a motion to dismiss the claims in the Nevada state court on the grounds of forum non conveniens and on October 12, 2010, the court issued an order granting the Company’s motion to dismiss the action. On February 11, 2011, the Court issued its written reasons for the dismissal order and the Province now has 30 days in which to determine whether or not to appeal the order.

No amounts have been accrued for any potential loss under this complaint.

Calancan Bay (Philippines) Complaint

In July 2004, a complaint was filed against Marcopper and Placer Dome Inc. in the Regional Trial Court of Boac, on the Philippine island of Marinduque, on behalf of a putative class of fishermen who reside in the communities around Calancan Bay, in northern Marinduque. The complaint alleges injuries to health and economic damages to the local fisheries resulting from the disposal of mine tailings from the Marcopper mine. The total amount of damages claimed is approximately US $1 billion.

In October 2006, the court granted the plaintiffs’ application for indigent status, allowing the case to proceed without payment of filing fees. In March 2008, an attempt was made to serve Placer Dome Inc. by serving the summons and complaint on Placer Dome Technical Services (Philippines) Inc. (“PDTS”). PDTS has returned the summons and complaint stating that PDTS is not an agent of Placer Dome Inc. for any purpose and is not authorized to accept service or to take any other action on behalf of Placer Dome Inc. In April 2008, Placer Dome Inc. made a special appearance by counsel to move to dismiss the complaint for lack of personal jurisdiction and on other grounds. The plaintiffs have opposed the motion to dismiss. The motion has been briefed and is currently pending.

In October 2008, the plaintiffs filed a motion challenging Placer Dome Inc.’s legal capacity to participate in the proceedings in light of its alleged “acquisition” by the Company. Placer Dome Inc. opposed this motion. The motion has been briefed and is currently pending.

The Company intends to defend the action vigorously. No amounts have been accrued for any potential loss under this complaint.

Perilla Complaint

In August 2009, Barrick Gold Inc. was purportedly served in Ontario with a complaint filed in November 2008 in the Regional Trial Court of Boac, on the Philippine island of Marinduque, on behalf of two named individuals and purportedly on behalf of the approximately 200,000 residents of Marinduque. In December 2009, the complaint was also purportedly served in Ontario in the name of Placer Dome Inc. The complaint alleges injury to the economy and the ecology of Marinduque as a result of the discharge of mine tailings from the Marcopper mine into the Calancan Bay, the Boac River, and the Mogpog River. The plaintiffs are claiming for abatement of a public nuisance allegedly caused by the tailings discharge and for nominal damages for an alleged violation of their constitutional right to a balanced and healthful ecology. Barrick Gold Inc. has moved to dismiss the complaint on a variety of grounds, which motion is now pending a decision of the Court following the failure of plaintiffs’ counsel to appear at the hearing in February 2010 or to timely file any comment or opposition to the motion. Motions to dismiss the complaint on a variety of grounds have also been filed in the name of Placer Dome Inc. In May 2010, the plaintiffs filed a motion for an order to admit an amended complaint in which they are seeking additional remedies including temporary and permanent environmental protection orders. In June 2010, Barrick Gold Inc. and Placer Dome Inc. filed a motion to have the Court resolve their unresolved motions to dismiss before considering the plaintiffs’ motion to admit the amended complaint. An opposition to the plaintiffs’ motion to admit was also filed by Barrick Gold Inc. and Placer Dome Inc. on the same basis. This motion is now fully briefed and awaiting determination by the Court. It is not known when these motions or the outstanding motions to dismiss will be decided by the Court. The Company intends to defend the action vigorously. No amounts have been accrued for any potential loss under this complaint.

Pakistani Constitutional Litigation

In November 2006, a Constitutional Petition was filed in the High Court of Balochistan by three Pakistani citizens against: Barrick, the governments of Balochistan and Pakistan, the Balochistan Development Authority (“BDA”), Tethyan Copper Company (“TCC”), Antofagasta Plc (“Antofagasta”), Muslim Lakhani and BHP (Pakistan) Pvt Limited (“BHP”).

The Petition alleged, among other things, that the entry by the BDA into the 1993 Joint Venture Agreement (“JVA”) with BHP to facilitate the exploration of the Reko Diq area and the grant of related exploration licenses were illegal and that the subsequent transfer of the interests of BHP in the JVA and the licenses to TCC was also illegal and should therefore be set aside. Barrick currently indirectly holds 50% of the shares of TCC, with Antofagasta indirectly holding the other 50%.

In June 2007, the High Court of Balochistan dismissed the Petition against Barrick and the other respondents in its entirety. In August 2007, the petitioners filed a Civil Petition for Leave to Appeal in the Supreme Court of Pakistan. In late 2010, the Supreme Court of Pakistan began hearing this matter, together with several other related petitions filed against TCC or its related parties. The related petitions primarily relate to whether it is in the public interest for TCC to receive a mining lease. On February 3, 2011, the Supreme Court issued an interim order providing, among other things, that the Government of Balochistan may not take any decision in respect of the grant or otherwise of a mining lease to TCC until matters before the Supreme Court are decided. As of February 16, 2011, no decision has been reached by the Supreme Court. Barrick and TCC continue to defend these actions vigorously. No amounts have been accrued for any potential loss under these complaints.

Pueblo Viejo

In April, 2010, Pueblo Viejo Dominicana Corporation (“PVDC”) received a copy of an action filed in the Dominican Republic by Fundacion Amigo de Maimon Inc., Fundacion Miguel L. de Pena Garcia Inc., and a number of individuals. The action alleges a variety of matters couched as violations of fundamental rights, including taking of private property, violations of mining and environmental and other laws, slavery, human trafficking, and bribery of government officials. The complaint does not describe the relief sought, but the action is styled as an “Amparo” remedy, which typically includes some form of injunctive relief. PVDC intends to vigorously defend the action.

Argentine Glacier Legislation

On September 30, 2010, the National Law on Minimum Requirements for the Protection of Glaciers was enacted in Argentina, and came into force in early November 2010. The federal law bans new mining exploration and exploitation activities on glaciers and in the “peri-glacial” environment, and subjects ongoing mining activities to an environmental audit. If such audit identifies significant impacts on glaciers and peri-glacial environment, the relevant authority is empowered to take action, which according to the legislation could include the suspension or relocation of the activity. In the case of the Veladero mine and the Pascua-Lama project, the competent authority is the Province of San Juan. The Province of San Juan had previously adopted glacier protection legislation, with which Veladero and Pascua-Lama comply.

In November 2010, in response to legal actions brought against the National State by local unions and San Juan based mining and construction chambers, as well as by Barrick’s subsidiaries, Barrick Exploraciones Argentina S.A. and Minera Argentina Gold S.A., which own the Veladero mine and the Argentine portion of the Pascua-Lama project, respectively, the Federal Court in the Province of San Juan, granted injunctions, based on the unconstitutionality of the federal law, suspending its application in the Province and, in particular to Veladero and Pascua-Lama. In December 2010, the Province of San Juan became a party to the actions, joining the challenge to the constitutionality of the new federal legislation. As a result of the intervention of the Province, the actions have been removed to the National Supreme Court of Justice of Argentina to determine the constitutionality of the legislation.

SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2010
SIGNIFICANT ACCOUNTING POLICIES
Nature Of Operations

Barrick Gold Corporation (“Barrick” or the “Company”) principally engages in the production and sale of gold, as well as related activities such as exploration and mine development. We also produce significant amounts of copper and hold interests in oil and gas properties located in Canada through our oil and gas subsidiary, Barrick Energy. Our producing mines are concentrated in three regional business units: North America, South America, and Australia Pacific. We also hold a 73.9% equity interest in a listed company, African Barrick Gold plc (“ABG”), which includes our African gold mines and exploration properties. We sell our gold production into the world market and we sell our copper production into the world market and to private customers.

Basis of Preparation

a) Basis of Preparation

These consolidated financial statements have been prepared under United States generally accepted accounting principles (“US GAAP”). To ensure comparability of financial information, certain prior year amounts have been reclassified to reflect current financial statement presentation.

Principles of Consolidation

b) Principles of Consolidation

These consolidated financial statements include the accounts of Barrick Gold Corporation and those entities that we have the ability to control either through voting rights or means other than voting rights. For these entities, we record 100% of the revenues, expenses, cash flows, assets and liabilities in our consolidated financial statements. For entities that we control but hold less than a 100% ownership interest, a non-controlling interest is recorded in the consolidated income statement to reflect the non-controlling interest’s share of the net income (loss), and a non-controlling interest is recorded in the consolidated balance sheet to reflect the non-controlling interest’s share of the net assets of the entity. For entities that are subject to joint control (“joint ventures” or “JVs”) we account for our interest using the equity method of accounting where our interest is held through a corporate structure.

For unincorporated JVs in which we hold an undivided interest in the assets and liabilities and receive our share of production from the joint venture, we include our pro rata share of the assets, liabilities, revenues, expenses and cash flows in our financial statements.

We have assessed all entities including those entities that hold economic interests in projects that are in the exploration or development stage, in which we hold an economic interest, to determine if they are variable interest entities (“VIEs”).  If they are determined to be VIEs, we assess on an ongoing basis who the primary beneficiary is based on who has the power to direct matters that most significantly impact the activities of the VIE and who has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Matters that may have a significant impact on the activities of VIEs include, but are not limited to, approval of budgets and programs, construction decisions and delegation of certain responsibilities to the operator of the project. For VIEs where we are the primary beneficiary, we consolidate the entity and record a non-controlling interest, measured initially at its estimated fair value, for the interest held by other equity owners. For VIEs where we have shared power with unrelated parties over the aforementioned matters that most significantly impact the activities of the VIE, we use the equity method of accounting to report their results (note 12). For all VIEs, our risk is limited to our investment in the entity.

Foreign Currency Translation

c) Foreign Currency Translation

The functional currency of our gold and copper operations is the US dollar. We translate non-US dollar balances for these operations into US dollars as follows:

·                 Property, plant and equipment, intangible assets and equity method investments using historical rates;

·                  Available-for-sale securities using closing rates with translation gains and losses recorded in other comprehensive income;

·                  Asset retirement obligations using historical rates;

·                  Deferred tax assets and liabilities using closing rates with translation gains and losses recorded in income tax expense;

·                  Other assets and liabilities using closing rates with translation gains and losses recorded in other income/expense; and

·                  Income and expenses using average exchange rates, except for expenses that relate to non-monetary assets and liabilities measured at historical rates, which are translated using the same historical rate as the associated non-monetary assets and liabilities.

The functional currency of our oil and gas operations, (“Barrick Energy”) is the Canadian dollar. We translate balances related to Barrick Energy into US dollars as follows:

·                  Assets and liabilities using closing exchange rates with translation gains and losses recorded in other comprehensive income; and

·                  Income and expense using average exchange rates with translation gains and losses recorded in other comprehensive income.

Use of Estimates

d) Use of Estimates

The preparation of these financial statements requires us to make estimates and assumptions. The most significant ones are: classification of mineralization as either reserves or non-reserves; quantities of proven and probable mineral reserves; fair values of acquired assets and liabilities under business combinations, including the value of mineralized material beyond proven and probable mineral reserves; future costs and expenses to produce proven and probable mineral reserves; future commodity prices for gold, copper, silver and other products; future costs of oil and other consumables; future currency exchange rates; the future cost of asset retirement obligations; amounts and likelihood of contingencies; the fair values of reporting units that include goodwill; uncertain tax positions; and credit risk adjustments to discount rates. Using these and other estimates and assumptions, we make various decisions in preparing the financial statements including:

·                  The treatment of expenditures at mineral properties prior to when production begins as either an asset or an expense (note 15);

·                  Whether tangible, intangible long-lived assets and equity investments are impaired, and if so, estimates of the fair value of those assets and any corresponding impairment charge (note 15);

·                  Our ability to realize deferred income tax assets and amounts recorded for any corresponding valuation allowances and amounts recorded for uncertain tax positions (note 24);

·                  The useful lives of tangible and intangible long-lived assets and the measurement of amortization (note 15);

·                 The fair value of asset retirement obligations (note 22);

·                  Whether to record a liability for loss contingencies and the amount of any such liability (notes 15 and 30);

·                 The amount of income tax expense (note 9);

·                  Allocations of the purchase price in business combinations to assets and liabilities acquired (notes 3 and 17);

·                  Whether any impairments of goodwill have occurred and if so the amounts of impairment charges (note 17);

·                 Transfers of value beyond proven and probable reserves to assets subject to amortization (note 15); and

·                  Fair value of derivative instruments including credit risk adjustments to the discount rates in determining fair value (notes 20 and 21).

As the estimation process is inherently uncertain, actual future outcomes could differ from our present estimates and assumptions, potentially having material future effects on our financial statements.

Accounting Changes

e) Accounting Changes

Future Accounting Policy Changes

Barrick has made the decision to convert our basis of accounting from US GAAP to International Financial Reporting Standards (“IFRS”) for periods beginning January 1, 2011, preparing its first interim financial statements in accordance with IFRS for the three-month period ending March 31, 2011. As a result of our transition to reporting under IFRS, new US GAAP pronouncements effective from 2011 onwards will not have an impact on our consolidated financial statements.

Revenue Recognition

Principal Products

All of our gold mining operations produce gold in doré form, except Bulyanhulu and Buzwagi which produce both gold doré and gold concentrate. Gold doré is unrefined gold bullion bars usually consisting of 90% gold that is refined to pure gold bullion prior to sale to our customers. Gold concentrate is a processing product containing the valuable ore mineral (gold) from which most of the waste mineral has been eliminated. This concentrate undergoes a smelting process to convert it into gold bullion. Gold bullion is sold primarily in the London spot market. Gold concentrate is sold to third-party smelters. At our Zaldívar mine we produce copper cathode, which consists of 99.9% copper. Copper cathodes are sold directly under copper cathode sales contracts with various third-party buyers.

Revenue Recognition

We record revenue when the following conditions are met: persuasive evidence of an arrangement exists; delivery and transfer of title (gold revenue only) have occurred under the terms of the arrangement; the price is fixed or determinable; and collectability is reasonably assured. Revenue is presented net of direct sales taxes of  $68 million (2009:  $30 million; 2008:  $23 million). Incidental revenues from the sale of by-products, primarily copper and silver, are classified within cost of sales.

Bullion Sales

We record revenue from gold and silver bullion sales at the time of physical delivery, which is also the date that title to the gold or silver passes. The sales price is fixed at the delivery date based on either the terms of gold sales contracts or the gold spot price.

Concentrate Sales

Under the terms of concentrate sales contracts with independent smelting companies, gold and copper sales prices are provisionally set on a specified future date after shipment based on market prices. We record revenues under these contracts at the time of shipment, which is also when title passes to the smelting companies, using forward market gold and copper prices on the expected date that final sales prices will be determined. Variations between the price recorded at the shipment date and the actual final price set under the smelting contracts are caused by changes in market gold and copper prices and result in an embedded derivative in the accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value included as a component of revenue.

Copper Cathode Sales

Under the terms of copper cathode sales contracts, copper sales prices are provisionally set on a specified future date based upon market commodity prices plus certain price adjustments. Revenue is recognized at the time of shipment when risk of loss passes to the customer, and collectability is reasonably assured. Revenue is provisionally measured using forward market prices on the expected date that final selling prices will be determined. Variations occur between the price recorded on the date of revenue recognition and the actual final price under the terms of the contracts due to changes in market copper prices and result in an embedded derivative in the accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value included as a component of revenue.

Oil and Gas Sales

Revenue from the sale of crude oil, natural gas and natural gas liquids is recorded at the time it enters the pipeline system, which is also when title transfers and there is reasonable assurance of collectability. At the time of delivery of oil and gas, prices are fixed and determinable based upon contracts referenced to monthly market commodity prices plus certain price adjustments. Price adjustments include product quality and transportation adjustments and market differentials.

Royalties

Royalties

Certain of our properties are subject to royalty arrangements based on mineral production at the properties. The primary type of royalty is a net smelter return (NSR) royalty. Under this type of royalty we pay the holder an amount calculated as the royalty percentage multiplied by the value of gold production at market gold prices less third-party smelting, refining and transportation costs. Other types of royalties include:

· Net profits interest (NPI) royalty,

· Modified net smelter return (NSR) royalty,

· Net smelter return sliding scale (NSRSS) royalty,

· Gross proceeds sliding scale (GPSS) royalty,

· Gross smelter return (GSR) royalty,

· Net value (NV) royalty, and a

· Land tenement (LT) royalty.

Royalty expense is recorded on completion of the production process.

Royalties applicable to our oil and gas properties include:

· Crown royalties,
· Net profits interest (NPI) royalty, and

· Overriding royalty (ORR).

Exploration and Project Expenditures

Accounting Policy for Exploration and Project Expenditures

Exploration Expenditures

Exploration activities relate to the initial search for deposits with economic potential and the evaluation and assessment of deposits that have been identified as having economic potential. Exploration activity is undertaken at both greenfield sites (sites where we do not have any mineral deposits that are already being mined or developed) and brownfield sites (sites that are adjacent or in close proximity to a mineral deposit that is classified within proven and probable reserves as defined by United States reporting standards and is already being mined or developed). Exploration expenditures reflect the costs of such activities, including exploratory drilling costs.

Expenditures on exploration activity conducted at greenfield sites are expensed as incurred. Exploration expenditures are capitalized when incurred at brownfield sites where the activities are directed at obtaining additional information on an ore body that is classified within proven and probable reserves or for the purpose of converting a mineral resource into a proven and probable reserve and, prior to the commencement of the exploration program, we can conclude that it is probable that such a conversion will take place. Our assessment of probability is based on the following factors: results from previous exploration programs; results from geological models; results from a mine scoping study confirming economic viability of the resource; and preliminary estimates of mine inventory, ore grade, cash flow and mine life. Costs incurred at brownfield sites that meet the above criteria are capitalized as mine development costs. All other exploration expenditures incurred at these sites are expensed as mine site exploration.

Project Expenditures

Project expenditures reflect costs incurred at development projects related to establishing the technical and commercial viability of developing mineral deposits identified through exploration or acquired through a business combination or asset acquisition. Project expenditures include the cost of: i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities in an ore body that is classified as either a mineral resource or a proven and probable reserve; ii) determining the optimal methods of extraction and metallurgical and treatment processes; iii) studies related to surveying, transportation and infrastructure requirements; iv) permitting activities; and v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, prefeasibility and final feasibility studies.

We capitalize the costs of activities at projects after mineralization is classified as proven and probable reserves. Before classifying mineralization as proven and probable reserves, the costs of project activities are expensed as incurred, except for costs incurred to construct tangible assets that are capitalized within property, plant and equipment. The costs of start-up activities at mines and projects, such as recruiting and training costs, are also expensed as incurred within project development expense.

Environmental Costs

Environmental Costs

During the production phases of a mine, we incur and expense the cost of various activities connected with environmental aspects of normal operations, including compliance with and monitoring of environmental regulations; disposal of hazardous waste produced from normal operations; and operation of equipment designed to reduce or eliminate environmental effects. In limited circumstances, costs to acquire and install plant and equipment are capitalized during the production phase of a mine if the costs are expected to mitigate risk or prevent future environmental contamination from normal operations.

When a contingent loss arises from the improper use of an asset, a loss accrual is recorded if the loss is probable and reasonably estimable. Amounts recorded are adjusted as further information develops or if circumstances change. Recoveries of environmental remediation costs from other parties are recorded as assets when receipt is deemed probable.

Earnings Per Share

Earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if additional common shares are assumed to be issued under securities that entitle their holders to obtain common shares in the future. For stock options, the number of additional shares for inclusion in diluted earnings per share calculations is determined using the treasury stock method. Under this method, stock options, whose exercise price is less than the average market price of our common shares, are assumed to be exercised and the proceeds are used to repurchase common shares at the average market price for the period. The incremental number of common shares issued under stock options and repurchased from proceeds is included in the calculation of diluted earnings per share. For convertible debentures, the number of additional shares for inclusion in diluted earnings per share calculations is determined using the as if converted method. The incremental number of common shares issued is included in the number of weighted average shares outstanding and interest on the convertible debentures is excluded from the calculation of income.

Equity Method Investments

Accounting Policy for Equity Method Investments

Under the equity method, we record our equity share of the income or loss of equity investees each period. On acquisition of an equity investment, the underlying identifiable assets and liabilities of an equity investee are recorded at fair value and the income or loss of equity investees is based on these fair values. For an investment in a company that represents a business, if the cost of any equity investment exceeds the total amount of the fair value of identifiable assets and liabilities, any excess is accounted for in a manner similar to goodwill, with the exception that an annual goodwill impairment test is not required. Additional funding into an investee is recorded as an increase in the carrying value of the investment. The carrying amount of each investment in a publicly traded equity investee is evaluated for impairment using the same method as an available-for-sale security.

Our investments in non-publicly traded equity investees are exploration and development projects; therefore, we assess if there has been a potential impairment triggering event for an other-than-temporary impairment by: testing the underlying assets of the equity investee for recoverability; and assessing if there has been a change in the mining plan or strategy for the project. If we determine underlying assets are recoverable and no other potential impairment conditions were identified, then our investment in the non-publicly traded equity investee is carried at cost. If the other underlying assets are not recoverable, we record an impairment charge equal to the difference between the carrying amount of the investee and its fair value. Where reliable information is available, we determine fair value based on the present value of cash flows expected to be generated by the investee. Where reliable cash flow information is not available, we determine fair value using a market comparable approach.

Available-for-Sale Securities

Accounting Policy for Available-for-Sale Securities

Available-for-sale securities are recorded at fair value with unrealized gains and losses recorded in other comprehensive income (“OCI”). Realized gains and losses are recorded in earnings when investments mature or on sale, calculated using the average cost of securities sold. If the fair value of an investment declines below its carrying amount, we undertake an assessment of whether the impairment is other than temporary. We consider all relevant facts and circumstances in this assessment, particularly: the length of time and extent to which fair value has been less than the carrying amount; the financial condition and near-term prospects of the investee, including any specific events that have impacted its fair value; both positive and negative evidence that the carrying amount is recoverable within a reasonable period of time; and our ability and intent to hold the investment for a reasonable period of time sufficient for an expected recovery of the fair value up to or beyond the carrying amount. We record in earnings any unrealized declines in fair value judged to be other than temporary.

Inventory

Accounting Policy for Inventory

Material extracted from our mines is classified as either ore or waste. Ore represents material that, at the time of extraction, we expect to process into a saleable form, and sell at a profit. Ore is recorded as an asset that is classified within inventory as material is extracted from the open pit or underground mine. Ore is accumulated in stockpiles that are subsequently processed into gold/copper in a saleable form under a mine plan that takes into consideration optimal scheduling of production of our reserves, present plant capacity, and the market price of gold/copper. Gold/copper work in process represents gold/copper in the processing circuit that we count as production but is not yet in a saleable form.

Gold and copper ore contained in stockpiles is measured by estimating the number of tons added and removed from the stockpile, and the associated estimate of gold and copper contained therein (based on assay data) and applying estimated metallurgical recovery rates (based on the expected processing method). Stockpile ore tonnages are verified by periodic surveys. Costs are allocated to ore stockpiles based on quantities of material stockpiled using current mining costs incurred up to the point of stockpiling the ore and including allocations of waste mining costs, overheads, depreciation, depletion and amortization relating to mining operations. As ore is processed, costs are removed based on recoverable quantities of gold and/or copper and each stockpile’s average cost per unit. Ore stockpiles are reduced by provisions required to reduce inventory to net realizable value.

We record gold in process, gold doré and gold in concentrate form at average cost, less provisions required to reduce inventory to market value. Average cost is calculated based on the cost of inventory at the beginning of a period, plus the cost of inventory produced in a period. Costs capitalized to in process and finished goods inventory include the cost of stockpiles processed; direct and indirect materials and consumables; direct labor; repairs and maintenance; utilities; amortization of property, plant and equipment; and local mine administrative expenses. Costs are removed from inventory and recorded in cost of sales and amortization expense based on the average cost per ounce of gold in inventory. Mine operating supplies are recorded at the lower of purchase cost and market value.

We record provisions to reduce inventory to net realizable value, to reflect changes in economic factors that impact inventory value or to reflect present intentions for the use of slow moving and obsolete supplies inventory.

Ore on leach pads

The recovery of gold and copper from certain oxide ores is achieved through the heap leaching process. Our Pierina, Lagunas Norte, Veladero, Cortez, Bald Mountain, Round Mountain, Ruby Hill and Marigold mines all use a heap leaching process for gold and our Zaldívar mine uses a heap leaching process for copper. Under this method, ore is placed on leach pads where it is treated with a chemical solution, which dissolves the gold or copper contained in the ore. The resulting “pregnant” solution is further processed in a plant where the gold or copper is recovered. For accounting purposes, costs are added to ore on leach pads based on current mining and leaching costs, including applicable depreciation, depletion and amortization relating to mining operations. Costs are removed from ore on leach pads as ounces or pounds are recovered based on the average cost per recoverable ounce of gold or pound of copper on the leach pad.

Estimates of recoverable gold or copper on the leach pads are calculated from the quantities of ore placed on the leach pads (measured tons added to the leach pads), the grade of ore placed on the leach pads (based on assay data) and a recovery percentage (based on ore type).

Although the quantities of recoverable gold or copper placed on the leach pads are reconciled by comparing the grades of ore placed on pads to the quantities of gold or copper actually recovered (metallurgical balancing), the nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is regularly monitored and estimates are refined based on actual results over time. Historically, our operating results have not been materially impacted by variations between the estimated and actual recoverable quantities of gold or copper on our leach pads. At December 31, 2010, the weighted average cost per recoverable ounce of gold and recoverable pound of copper on leach pads was  $547 per ounce and  $1.10 per pound, respectively (2009:  $383 per ounce of gold and  $1.01 per pound of copper). Variations between actual and estimated quantities resulting from changes in assumptions and estimates that do not result in write-downs to net realizable value are accounted for on a prospective basis.

Property, Plant and Equipment

a) Accounting Policy for Property, Plant and Equipment

Capitalized Reserve Acquisition Costs

We capitalize the cost of acquisition of land and mineral rights. On acquiring a mineral or petroleum and natural gas property, we estimate the fair value of proven and probable reserves, and we record these amounts as assets at the date of acquisition. When production begins, capitalized reserve acquisition costs are amortized using the units-of-production (“UOP”) method, whereby the numerator is the number of ounces of gold/pounds of copper/barrels of oil equivalent (boe) produced and the denominator is the estimated recoverable ounces of gold/pounds of copper/boe contained in proven and probable reserves.

Value Beyond Proven and Probable Reserves (“VBPP”)

On acquisition of mineral property, we prepare an estimate of the fair value of the resources and exploration potential of that property and record this amount as an asset (VBPP) as at the date of acquisition. As part of our annual business cycle, we prepare estimates of proven and probable gold and copper mineral reserves for each mineral property. The change in reserves, net of production is used to determine the amount to be converted from VBPP to proven and probable reserves subject to amortization. For 2010 the effect on amortization expense of transfers from VBPP to proven and probable reserves is an increase of  $3 million (2009:  $3 million increase; 2008:  $5 million increase).

Capitalized Development Costs

Capitalized development costs include the costs of removing overburden and waste materials at our open pit mining operations prior to the commencement of production; costs incurred to access reserves at our underground mining operations; exploration expenditures incurred that meet the definition of an asset (refer to note 7 for capitalization criteria for drilling and related costs), and qualifying development costs incurred at our petroleum and natural gas properties.

The costs of removing overburden and waste materials to access the ore body at an open pit mine prior to the production phase are referred to as “pre-stripping costs”. Pre-stripping costs are capitalized during the development of an open pit mine. Where a mine operates several open pits that utilize common processing facilities, we capitalize the pre-stripping costs associated with each pit. The production phase of an open pit mine commences when saleable materials, beyond a de minimus amount, are produced. Stripping costs incurred during the production phase of a mine are variable production costs that are included as a component of inventory to be recognized as a component of cost of sales in the same period as the revenue from the sale of inventory. Capitalized pre-stripping costs are amortized using the UOP method, whereby the denominator is the estimated recoverable ounces of gold/pounds of copper in proven and probable reserves in the associated open pit.

At our underground mines, we incur development costs to build new shafts, drifts and ramps that will enable us to physically access ore underground. The time over which we will continue to incur these costs depends on the mine life, which could in some cases be greater than 25 years. These underground development costs are capitalized as incurred. Costs incurred and capitalized to enable access to specific ore blocks or areas of the mine, and which only provide an economic benefit over the period of mining that ore block or area, are amortized using the UOP method, whereby the denominator is estimated recoverable ounces of gold/pounds of copper contained in proven and probable reserves within that ore block or area. If capitalized underground development costs provide an economic benefit over the entire mine life, the costs are amortized using the UOP method, whereby the denominator is the estimated recoverable ounces of gold/pounds of copper contained in total accessible proven and probable reserves.

For our petroleum and natural gas properties, we follow the successful efforts method of accounting, whereby exploration expenditures which are either general in nature or related to an unsuccessful drilling program are expensed. Only costs which relate directly to the discovery and development of specific commercial oil and gas reserves are capitalized as development costs and amortized using the UOP method, whereby the denominator is the estimated recoverable amount of boe in proven developed reserves.

Buildings, Plant and Equipment

We record buildings, plant and equipment at cost, which includes all expenditures incurred to prepare an asset for its intended use. Cost includes the purchase price; brokers’ commissions; and installation costs including architectural, design and engineering fees, legal fees, survey costs, site preparation costs, freight charges, transportation insurance costs, duties, testing and preparation charges. In addition, if the cost of an asset acquired other than through a business combination is different from its tax basis on acquisition, the cost is adjusted to reflect the related future income tax consequences.

We capitalize costs that extend the productive capacity or useful economic life of an asset. Costs incurred that do not extend the productive capacity or useful economic life of an asset are considered repairs and maintenance and expensed as incurred. We amortize the capitalized cost of assets less any estimated residual value, using the straight-line method over the estimated useful economic life of the asset based on their expected use in our business. The longest estimated useful economic life for buildings and equipment at ore processing facilities is 25 years and for mining equipment is 15 years. Depreciation of oil and gas plants and related facilities is calculated using the UOP method.

In the normal course of our business, we have entered into certain leasing arrangements whose conditions meet the criteria for the leases to be classified as capital leases. For capital leases, we record an asset and an obligation at an amount equal to the present value at the beginning of the lease term of minimum lease payments over the lease term. In the case of our capital leasing arrangements, there is transfer of ownership of the leased assets to us at the end of the lease term and therefore we amortize these assets on a basis consistent with our other owned assets. As at December 31, 2010, the carrying value of our capital leases is  $72 million.

Exploration Properties and Development Projects

The amounts capitalized to exploration and development projects comprise the cost of mineral interests acquired either as individual asset purchases or as part of a business combination. The amount capitalized to development projects with proven and probable reserves also includes the capitalization cost associated with developing and constructing the mine. The value of such assets is primarily driven by the nature and amount of mineralized material contained in such properties. Exploration and development stage mineral interests represent interests in properties that contain proven and probable reserves or are believed to potentially contain mineralized material consisting of (i) other mineralized material such as measured, indicated and inferred material; (ii) other mine exploration potential such as inferred material not immediately adjacent to existing reserves and mineralization but located within the immediate mine area; (iii) other mine-related exploration potential that is not part of measured, indicated or inferred material greenfield exploration potential; and (iv) any acquired right to explore and develop a potential mineral deposit.

Amounts capitalized to capital projects include costs associated with the construction of tangible assets, such as processing plants, permanent housing facilities and other tangible infrastructure associated with the project.

Capitalized Interest

Interest cost is considered an element of the historical cost of an asset when a period of time is necessary to prepare it for its intended use. We capitalize interest costs to exploration properties and development projects prior to when production begins while exploration, development or construction activities are in progress. We also capitalize interest costs on the cost of certain equity method investments, wherein the only significant assets are exploration properties or capital projects, and while exploration, development or construction activities are in progress. For 2010, we capitalized  $289 million of interest costs (2009:  $269 million).

Gold and Copper Mineral Reserves

At the end of each fiscal year, as part of our annual business cycle, we prepare estimates of proven and probable gold and copper mineral reserves for each mineral property. We prospectively revise calculations of amortization expense for property, plant and equipment amortized using the UOP method, whereby the denominator is estimated recoverable ounces of gold/pounds of copper.

Impairment Evaluations

c) Impairment Evaluations

Producing Mines, Development Projects and Petroleum & Natural Gas Properties

We review and test the carrying amounts of assets when events or changes in circumstances suggest that the carrying amount may not be recoverable. We group assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For operating mines, capital projects and petroleum and natural gas properties, the individual mine/project/property is a single reporting unit for impairment testing purposes. A potential impairment is identified if the sum of the reporting unit’s undiscounted cash flows is less than its carrying amount. When a potential long-lived asset impairment is identified, the amount of impairment is calculated by comparing its fair value to its carrying amount.

Long-lived assets subject to potential impairment at mine sites/capital projects/petroleum and natural gas properties include buildings, plant and equipment, capitalized reserve acquisition and development costs and VBPP. For impairment assessment purposes, the estimated fair value of buildings, plant and equipment is based on a combination of current depreciated replacement cost and current market value. The estimated fair value of capitalized reserve acquisition, development costs and VBPP is determined using an income approach which measures the present value of the related cash flows expected to be derived from the asset.

Exploration Properties

After acquisition, various factors can affect the recoverability of the capitalized cost of land and mineral rights, particularly the results of exploration drilling. The length of time between the acquisition of land and mineral rights and when we undertake exploration work varies based on the prioritization of our exploration projects and the size of our exploration budget. If we determine that a potential impairment condition may exist, we compare the sum of the undiscounted cash flows expected to be generated from the project to its carrying amount. If the sum of undiscounted cash flows is less than the carrying amount, an impairment charge is recognized if the carrying amount of the individual long-lived assets within the group exceeds their fair value. For projects that do not have reliable cash flow projections, a market approach is applied.

Insurance

e) Insurance

We purchase insurance coverage for certain insurable losses, subject to varying deductibles, at our mineral properties and corporate locations including losses such as property damage and business interruption. We record losses relating to insurable events as they occur. Proceeds receivable from insurance coverage are recorded at such time as receipt is probable and the amount receivable is fixed or determinable.

Intangible Assets

Accounting Policy for Intangible Assets

Intangible assets acquired as part of an acquisition of a business are recognized separately from goodwill if the asset is separable or arises from contractual or legal rights. Intangible assets are also recognized when acquired individually or with a group of other assets.

Intangible assets are initially recorded at their estimated fair value. Intangible assets with a finite life are amortized over their useful economic lives on a straight-line or UOP basis, as appropriate. Intangible assets having indefinite lives and intangible assets that are not yet ready for use are not amortized and are reviewed annually for impairment. We also review and test the carrying amounts of all intangible assets when events or changes in circumstances suggest that their carrying amount may not be recoverable.

Goodwill and Goodwill Impairment

Accounting Policy for Goodwill and Goodwill Impairment

Under the purchase method, the costs of business acquisitions are allocated to the assets acquired and liabilities assumed based on the estimated fair value at the date of acquisition. The excess of purchase cost over the net fair value of identified tangible and intangible assets and liabilities acquired represents goodwill that is allocated to reporting units. We believe that goodwill arises principally because of the following factors: 1) The going concern value implicit in our ability to sustain and/or grow our business by increasing reserves and resources through new discoveries; 2) The ability to capture unique synergies that can be realized from managing a portfolio of both acquired and existing mines and mineral properties in our regional business units; and 3) the requirement to record a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed in a business combination at amounts that do not reflect fair value.

Each individual mineral property that is an operating mine is a reporting unit for goodwill impairment testing purposes. On an annual basis, as at October 1, and at any other time if events or changes in circumstances indicate that the fair value of a reporting unit has been reduced below its carrying amount, we evaluate the carrying amount of goodwill for potential impairment.

There is no active market for our reporting units. Consequently, when assessing a reporting unit for potential goodwill impairment, we use an income approach (being the net present value of expected future cash flows or net asset value (“NAV”) of the relevant reporting unit) to determine the fair value we could receive for the reporting unit in an arm’s length transaction at the measurement date. Expected future cash flows are based on a probability-weighted approach applied to potential outcomes. Estimates of expected future cash flows reflect estimates of projected future revenues, cash costs of production and capital expenditures contained in our long-term life of mine (“LOM”) plans, which are updated for each reporting unit in the fourth quarter of each fiscal year.

Our LOM plans are based on detailed research, analysis and modeling to optimize the internal rate of return generated from each reporting unit. As such, these plans consider the optimal level of investment, overall production levels and sequence of extraction taking into account all relevant characteristics of the ore body, including waste to ore ratios, ore grades, haul distances, chemical and metallurgical properties impacting process recoveries and capacities of available extraction, haulage and processing equipment. Therefore, the LOM plan is the appropriate basis for forecasting production output in each future year and the related production costs and capital expenditures.

Projected future revenues reflect the forecasted future production levels at each of our reporting units as detailed in our LOM plans. Included in these forecasts is the production of mineral resources that do not currently qualify for inclusion in proven and probable ore reserves where there is a high degree of confidence in its economic extraction. This is consistent with the methodology we use to measure value beyond proven and probable reserves when allocating the purchase price of a business combination to acquired mining assets.

Projected future revenues also reflect our estimated long-term metals prices, which are determined based on current prices, an analysis of the expected total production costs of the producers, forward pricing curves of the particular metal and forecasts of expected long-term metals prices prepared by analysts. These estimates often differ from current price levels, but our methodology is consistent with how a market participant would assess future long-term metals prices. In 2010, we have used estimated 2011, 2012 and long-term gold prices of  $1,250,  $1,250 and  $1,150 per ounce, respectively (2009: short-term  $1,050, long-term  $950), and estimated 2011, 2012 and long-term copper prices of  $3.25,  $3.25 and  $2.75 per pound, respectively (2009: short-term  $2.50, long-term  $2.25).

Our estimates of future cash costs of production and capital expenditures are based on the LOM plans for each reporting unit. Costs incurred in currencies other than the US dollar are translated to US dollars using expected long-term exchange rates based on the relevant forward pricing curve. Oil prices are a significant component, both directly and indirectly, of our expected cash costs of production. We have used an estimated average oil price of  $75 per barrel (2009:  $75), which is based on the spot price, forward pricing curve, and long-term oil price forecasts prepared by analysts.

The discount rate applied to present value the net future cash flows is based upon our real weighted average cost of capital with an appropriate adjustment for the remaining life of a mine and risks associated with the relevant cash flows based on the geographic location of the reporting unit. These risk adjustments were based on observed historical country risk premiums and the average credit default swap spreads for the period. In 2010, we used the following real discount rates for our gold mines with goodwill: United States 2.31% — 3.87% (2009: 3.03% — 4.61% ); Australia 3.05% — 3.83% (2009: 3.53% — 4.45%); Argentina 10.25% (2009: 12.52%); Tanzania 7.12% — 8.67% (2009: 8.79% — 10.37%); Papua New Guinea 8.67% (2009: 8.46%); and Peru 3.76% — 4.53% (2009: 4.87% — 5.78%).The decrease in discount rates compared to the prior year primarily reflects lower risk free borrowing rates. Discount rates for Papua New Guinea increased due to higher country risk premiums. For our copper mine, we used the following real discount rate in 2010: Chile 8.94% (2009: 8.82%). The increase in discount rates compared to the prior year primarily reflects a higher country risk premium.

For our gold reporting units, we apply a market multiple to the NAV computed using the present value of future cash flows approach in order to assess their estimated fair value. Gold companies typically trade at a market capitalization that is based on a multiple of their underlying NAV. Consequently, a market participant would generally apply a NAV multiple when estimating the fair value of an operating gold mine.

When selecting NAV multiples to arrive at fair value, we considered trading prices of comparable gold mining companies on October 1, 2010. The selected ranges of multiples for all operating gold mines were also based on mine life. The range of selected multiples in respect of operating gold mines with lives of five years or less were based on the lower end of the observed multiples. Mines with lives greater than five years were generally based on median and/or average observation. Mines with lives of twenty years or greater were based on a 20% increase on the median and/or average observations. In 2010, we have used the following multiples in our assessment of the fair value of our gold reporting units: North America 1.0 – 1.9 (2009: 1.2 – 2.2); Australia 1.0 – 1.6 (2009: 1.3 – 1.8); South America 1.0 – 1.5 (2009: 1.1 – 1.6); and Africa 1.0 – 1.7 (2009: 1.2 – 2.0).

Debt Policy
Amortization of debt issue costs is calculated using the interest method over the term of each debt obligation, and classified as a component of interest cost (see note 20b).

Financial Instruments

Financial instruments include cash; evidence of ownership in an entity; or a contract that imposes an obligation on one party and conveys a right to a second entity to deliver/receive cash or another financial instrument. Information on certain types of financial instruments is included elsewhere in these financial statements as follows: accounts receivable — note 14; investments — note 12; restricted share units — note 28b.

Cash and Equivalents
a) Cash and Equivalents Cash and equivalents include cash, term deposits, treasury bills and money markets with original maturities of less than 90 days.

Use of Derivative Instruments (Derivatives) in Risk Management

c) Use of Derivative Instruments (“Derivatives”) in Risk Management

In the normal course of business, our assets, liabilities and forecasted transactions, as reported in US dollars, are impacted by various market risks including, but not limited to:

Item	Impacted by

· Sales	· Prices of gold, copper, oil and natural gas
· Cost of sales
· Consumption of diesel fuel, propane, natural gas and electricity	· Prices of diesel fuel, propane, natural gas and electricity
· Non-US dollar expenditures	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, JPY, PGK, TZS and ZAR
· By-product credits	· Prices of silver and copper
· Corporate and regional administration, exploration and business development costs	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, JPY, PGK, TZS and ZAR
· Capital expenditures
· Non-US dollar capital expenditures	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, EUR and PGK
· Consumption of steel	· Price of steel
· Interest earned on cash and equivalents	· US dollar interest rates
· Interest paid on fixed-rate borrowings	· US dollar interest rates

The timeframe and manner in which we manage risks varies for each item based upon our assessment of the risk and available alternatives for mitigating risk. For these particular risks, we believe that derivatives are an appropriate way of managing the risk.

The primary objective of our risk management program is to mitigate variability associated with changing market values related to the hedged item. Many of the derivatives we use meet the hedge effectiveness criteria and are designated in a hedge accounting relationship. Some of the derivative instruments are effective in achieving our risk management objectives, but they do not meet the strict hedge effectiveness criteria, and they are classified as “economic hedges”. The change in fair value of these economic hedges is recorded in current period earnings, classified with the income statement line item that is consistent with the derivative instruments’ intended risk objective.

Derivatives

Hedged items that relate to operating and/or sustaining capital expense are identified as the first stated quantity of dollars of forecasted expenditures in a future month. For A $110 million, C $295 million, and CLP 30,780 million of collar contracts, we have concluded that the hedges are 100% effective because the critical terms (including notional amount and maturity date) of the hedged items and the currency contracts are the same. For all remaining currency hedges, prospective and retrospective hedge effectiveness is assessed using the hypothetical derivative method. The prospective test is based on regression analysis of the month-on-month change in fair value of both the actual derivative and a hypothetical derivative caused by actual historic changes in forward exchange rates over the last three years. The retrospective test involves comparing the effect of historic changes in exchange rates each period on the fair value of both the actual and hypothetical derivative, and ineffectiveness is measured using a dollar offset approach. The effective portion of changes in fair value of the currency contracts is recorded in OCI until the forecasted expenditure impacts earnings.

Hedged items that relate to pre-production expenditures at our development projects are identified as the stated quantity of dollars of the forecasted expenditures associated with a specific transaction in a pre-defined time period. For AUD 55 million, EUR 20 million and CLP 54,900 million, hedge effectiveness is assessed using the dual spot method, where changes in fair value attributable to changes in spot prices are calculated on a discounted basis for the actual derivative and an undiscounted basis for the hypothetical derivative. The effectiveness testing excludes time value of the hedging instrument. Prospective and retrospective hedge effectiveness uses a dollar offset method.

Non-hedge Contracts

We concluded that CLP 146,100 million of collar contracts do not meet the effectiveness criteria of the dual spot method. These contracts represent an economic hedge of pre-production capital expenditures at our Pascua-Lama and Cerro Casale projects. Although not qualifying as an accounting hedge, the contracts protect us against variability of the CLP to the US dollar on pre-production expenditures at our Pascua-Lama and Cerro Casale projects. Changes in the fair value of the non-hedge CLP contracts are recorded in current period project expense. In 2010, we recorded an unrealized gain of  $24 million on the outstanding collar contracts. Non-hedge currency contracts are used to mitigate the variability of the US dollar amount of non-US dollar denominated exposures that do not meet the strict hedge effectiveness criteria. Changes in the fair value of non-hedge currency contracts are recorded in current period cost of sales, corporate administration, other income, other expense or income tax expense according to the intention of the hedging instrument.

Commodity Contracts

Diesel/Propane/Electricity/Natural Gas

Cash Flow Hedges

During the year, we entered into 480 thousand barrels of WTI/ ULSD crack spread swaps, 1,222 thousand barrels of MOPS forwards, 228 thousand barrels of WTB forwards, 228 thousand barrels of JET forwards, and 19 million gallons of propane designated against forecasted fuel purchases for expected consumption at our mines. The designated contracts act as a hedge against variability in market prices on the cost of future fuel purchases over the next four years. Hedged items are identified as the first stated quantity of forecasted consumption purchased in a future month. Prospective and retrospective hedge effectiveness is assessed using the hypothetical derivative method. The prospective test is based on regression analysis of the month-on-month change in fair value of both the actual derivative and a hypothetical derivative caused by actual historic changes in commodity prices over the last three years. The retrospective test involves comparing the effect of historic changes in commodity prices each period on the fair value of both the actual and hypothetical derivative, and ineffectiveness is measured using a dollar offset approach. The effective portion of changes in fair value of the commodity contracts is recorded in OCI until the forecasted transaction impacts earnings.

In 2009, we entered into a diesel fuel supply contract. Under the terms of the contract, fuel purchased for consumption at our Nevada based mines is priced based on the ULSD index. We have continued to hedge our exposure to diesel using our existing WTI forward contracts. Retrospective hedge effectiveness testing shows a strong correlation between ULSD and WTI and thus we expect that these hedges will continue to be effective. The prospective and retrospective testing is assessed using the hypothetical derivative method.

Non-hedge Contracts

Non-hedge electricity contracts of 88 thousand megawatt hours are used to mitigate the risk of price changes on electricity consumption at Barrick Energy. Although not qualifying as an accounting hedge, the contracts protect the Company to a significant extent from the effects of changes in electricity prices. Changes in the fair value of non-hedge electricity contracts are recorded in current period cost of sales.

Copper

Cash Flow Hedges

Copper collar contracts totaling 185 million pounds have been designated as hedges against copper cathode sales at our Zaldívar mine. The contracts contain purchased put and sold call options with weighted average strike prices of  $3.00/lb and  $4.35/lb, respectively.

For collars designated against copper cathode production, the hedged items are identified as the first stated quantity of pounds of forecasted sales in a future month. Prospective hedge effectiveness is assessed on these hedges using a dollar offset method. The dollar offset assessment involves comparing the effect of theoretical shifts in forward copper prices on the fair value of both the actual hedging derivative and a hypothetical hedging derivative. The retrospective assessment involves comparing the effect of historic changes in copper prices each period on the fair value of both the actual and hypothetical derivative using a dollar offset approach. The effective portion of changes in fair value of the copper contracts is recorded in OCI until the forecasted copper sale impacts earnings.

Non-hedge Contracts

Copper sell collar contracts totaling 22 million pounds were entered into during the year containing purchased puts and sold calls with an average strike price of  $3.25/lb and  $4.77/lb, respectively. The options mature over a period of two years, with 14 million pounds maturing in 2011 and the remaining 8 million pounds maturing in 2012. During 2010, we also de-designated collar sell contracts for 79 million pounds and crystallized  $12 million of losses in OCI. These hedges were originally designated against future copper production at our Zaldívar mine. The exposure is still expected to occur and therefore amounts crystallized in OCI will be recorded in copper revenue when the sales occur. We continue to hold these collars as non-hedge contracts. The contracts contain purchased put and sold call options with an average strike of  $3.00/lb and  $4.02/lb, respectively.

During 2010, we purchased 79 million pounds of collar buy contracts containing sold put and purchased call options with an average strike of  $3.00/lb and  $3.99/lb, respectively, for a net premium of  $11 million. Premiums paid have been recorded as a reduction of current period revenue. The options mature evenly throughout 2011.

During 2010, we purchased 132 million pounds of call options at an average strike of  $4.26/lb and sold 132 million pounds of call options at  $4.72/lb for a net premium of  $13 million. Premiums paid have been recorded as a reduction of current period revenue. The options mature evenly throughout 2011. These contracts are not designated as cash flow hedges. Changes in the fair value of these copper options are recorded in current period revenue.

Silver

Cash Flow Hedges

During the year we designated silver collar contracts totaling 15 million ounces as hedges against silver bullion sales from our silver producing mines. The contracts contain purchased put and sold call options with weighted average strike prices of  $20/oz and  $55/oz respectively. For collars designated against silver bullion sales, the hedged items are identified as the first stated quantity of ounces of forecasted sales in a future month. Prospective hedge effectiveness is assessed using a regression method. The regression method involves comparing week-by-week changes in the fair value of both the actual hedging derivative and a hypothetical derivative caused by actual historical changes in commodity prices over the last fifty-two weeks. The retrospective assessment involves comparing the effect of historic changes in silver prices each period on the fair value of both the actual and hypothetical derivative using a regression approach. The effective portion of changes in fair value of the silver contracts is recorded in OCI until the forecasted silver sale impacts earnings.

Credit Risk

f) Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss to us by failing to discharge its obligations. Credit risk arises and is associated with our overall position in cash and cash equivalents, derivative assets and accounts receivables. To mitigate our exposure to credit risk we maintain policies to limit the concentration of credit risk, review counterparty creditworthiness on a monthly basis, and ensure liquidity of available funds.

Specifically, we invest our cash and cash equivalents in highly rated financial institutions primarily within the United States and other investment grade countries.(1)

We sell our gold and copper production into the world market and to private customers with strong credit ratings. Historically the level of customer defaults has not had a significant impact on our operating results or financial position.

The fair value of our derivative contracts is adjusted for credit risk based on observed credit default swap spreads. In cases where we have a legally enforceable master netting agreement with a counterparty, credit risk exposure represents the net amount of the positive and negative fair values by counterparty. For derivatives in a net asset position, credit risk is measured using credit default swap spreads for each particular counterparty, as appropriate. For derivatives in a net liability position, credit risk is measured using Barrick’s credit default swap spreads. We specifically mitigate credit risk on derivatives in a net asset position by:

·        entering into derivatives with high credit-quality counterparties (investment grade);

·        limiting the amount of exposure to each counterparty; and

·        monitoring the financial condition of counterparties on a regular basis.

Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means. Level 3 inputs are unobservable (supported by little or no market activity). The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

c) Valuation Techniques

Cash Equivalents

The fair value of our cash equivalents is classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices in active markets. Our cash equivalents are comprised of U.S. Treasury bills and money market securities that are invested primarily in U.S. Treasury bills.

Available-for-Sale Securities

The fair value of available-for-sale securities is determined based on a market approach reflecting the closing price of each particular security at the balance sheet date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the particular security, and therefore available-for-sale securities are classified within Level 1 of the fair value hierarchy.

Derivative Instruments

The fair value of derivative instruments is determined using either present value techniques or option pricing models that utilize a variety of inputs that are a combination of quoted prices and market-corroborated inputs. The fair values of all our derivative contracts include an adjustment for credit risk. For counterparties in a net asset position credit risk is based upon the observed credit default swap spread for each particular counterparty, as appropriate. For counterparties in a net liability position credit risk is based upon Barrick’s observed credit default swap spread. The fair value of US dollar interest rate and currency swap contracts is determined by discounting contracted cash flows using a discount rate derived from observed LIBOR and swap rate curves and CDS rates. In the case of currency contracts, we convert non-US dollar cash flows into US dollars using an exchange rate derived from currency swap curves and CDS rates. The fair value of commodity forward contracts is determined by discounting contractual cash flows using a discount rate derived from observed LIBOR and swap rate curves and CDS rates. Contractual cash flows are calculated using a forward pricing curve derived from observed forward prices for each commodity. Derivative instruments are classified within Level 2 of the fair value hierarchy.

Receivables from Provisional Copper and Gold Sales

The fair value of receivables rising from copper and gold sales contracts that contain provisional pricing mechanisms is determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, these receivables are classified within Level 2 of the fair value hierarchy.

Asset Retirement Obligations

Each period we assess cost estimates and other assumptions used in the valuation of AROs at each of our mineral properties to reflect events, changes in circumstances and new information available. Changes in these cost estimates and assumptions have a corresponding impact on the fair value of the ARO. For closed mines, any change in the fair value of AROs results in a corresponding charge or credit within other expense, whereas at operating mines the charge is recorded as an adjustment to the carrying amount of the corresponding asset.

AROs arise from the acquisition, development, construction and normal operation of mining property, plant and equipment, due to government controls and regulations that protect the environment on the closure and reclamation of mining properties. The major parts of the carrying amount of AROs relate to tailings and heap leach pad closure/rehabilitation; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance of closed mines. The fair values of AROs are measured by discounting the expected cash flows using a discount factor that reflects the credit-adjusted risk-free rate of interest. We prepare estimates of the timing and amount of expected cash flows when an ARO is incurred. We update expected cash flows to reflect changes in facts and circumstances. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and a corresponding change in the life-of-mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; and changes in laws and regulations governing the protection of the environment. When expected cash flows increase, the revised cash flows are discounted using a current discount factor whereas when expected cash flows decrease the reduced cash flows are discounted using a historic discount factor, and then in both cases any change in the fair value of the ARO is recorded. We record the fair value of an ARO when it is incurred. At producing mines AROs incurred and changes in the fair value of AROs are recorded as an adjustment to the corresponding asset carrying amounts. At closed mines, any adjustment to the fair value of an ARO is charged directly to earnings. AROs are adjusted to reflect the passage of time (accretion) calculated by applying the discount factor implicit in the initial fair-value measurement to the beginning-of-period carrying amount of the AROs. For producing mines, development projects and closed mines, accretion is recorded in amortization and accretion. Upon settlement of an ARO, we record a gain or loss if the actual cost differs from the carrying amount of the ARO. Settlement gains/losses are recorded in other (income) expense. Other environmental remediation costs that are not AROs are expensed as incurred.

Deferred Income Taxes

Recognition and Measurement

We record deferred income tax assets and liabilities where temporary differences exist between the carrying amounts of assets and liabilities in our balance sheet and their tax bases. The measurement and recognition of deferred income tax assets and liabilities takes into account: enacted rates that will apply when temporary differences reverse; interpretations of relevant tax legislation; tax planning strategies; estimates of the tax bases of assets and liabilities; and the deductibility of expenditures for income tax purposes. We recognize the effect of changes in our assessment of these estimates and factors when they occur. Changes in deferred income tax assets, liabilities and valuation allowances are allocated between net income and other comprehensive income based on the source of the change.

Valuation Allowances

We consider the need to record a valuation allowance against deferred tax assets, taking into account the effects of local tax law. A valuation allowance is not recorded when we conclude that sufficient positive evidence exists to demonstrate that it is more likely than not that a deferred tax asset will be realized.

The main factors considered are:

·        Historic and expected future levels of taxable income;

·        Tax plans that affect whether tax assets can be realized; and

·        The nature, amount and expected timing of reversal of taxable temporary differences.

Levels of future taxable income are mainly affected by: market gold and silver prices; forecasted future costs and expenses to produce gold reserves; quantities of proven and probable gold reserves; market interest rates; and foreign currency exchange rates. If these factors or other circumstances change, we record an adjustment to valuation allowances to reflect our latest assessment of the amount of deferred tax assets that will more likely than not be realized.

Share Based Compensation Option And Incentive Plans

a) Stock Options

Under Barrick’s stock option plan, certain officers and key employees of the Corporation may purchase common shares at an exercise price that is equal to the closing share price on the day before the grant of the option. The grant date is the date when the details of the award, including the number of options granted by individual and the exercise price, are approved. Stock options vest evenly over four years, beginning in the year after granting.

We use the straight-line method for attributing stock option expense over the vesting period. Stock option expense incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate.

b) Restricted Share Units (RSUs) and Deferred Share Units (DSUs)

Under our RSU plan, selected employees are granted RSUs where each RSU has a value equal to one Barrick common share. RSUs vest at the end of a two-and-a-half or three-year period and are settled in cash on the third anniversary of the grant date. Additional RSUs are credited to reflect dividends paid on Barrick common shares over the vesting period.

A liability for RSUs is recorded at fair value on the grant date, with a corresponding amount recorded as a deferred compensation asset that is amortized on a straight-line basis over the vesting period. Changes in the fair value of the RSU liability are recorded each period, with a corresponding adjustment to the deferred compensation asset.

Compensation expense for RSUs incorporates an expected forfeiture rate. The expected forfeiture rate is estimated based on historical forfeiture rates and expectations of future forfeiture rates. We make adjustments if the actual forfeiture rate differs from the expected rate. At December 31, 2010, the weighted average remaining contractual life of RSUs was 1.22 years.

Under our DSU plan, Directors must receive a specified portion of their basic annual retainer in the form of DSUs, with the option to elect to receive 100% of such retainer in DSUs. Each DSU has the same value as one Barrick common share. DSUs must be retained until the Director leaves the Board, at which time the cash value of the DSUs will be paid out. Additional DSUs are credited to reflect dividends paid on Barrick common shares. DSUs are recorded at fair value on the grant date and are adjusted for changes in fair value. The fair value of amounts granted each period together with changes in fair value are expensed.

c) Performance Restricted Share Units (PRSUs)

In 2008, Barrick launched a PRSU plan. Under this plan, selected employees are granted PRSUs, where each PRSU has a value equal to one Barrick common share. PRSUs vest at the end of a three-year period and are settled in cash on the third anniversary of the grant date. Additional PRSUs are credited to reflect dividends paid on Barrick common shares over the vesting period. Vesting, and therefore, the liability is based on the achievement of performance goals and the target settlement will range from 0% to 200% of the value. At December 31, 2010, 335 thousand units were outstanding (2009: 250 thousand units).

d) Employee Share Purchase Plan (ESPP)

In 2008, Barrick launched an Employee Share Purchase Plan. This plan enables Barrick employees to purchase Company shares through payroll deduction. Each year, employees may contribute 1%—6% of their combined base salary and annual bonus, and Barrick will match 50% of the contribution, up to a maximum of  $5,000 per year. During 2010, Barrick contributed  $0.6 million to this plan (2009:  $0.8 million).

e) ABG Stock Options

African Barrick Gold has a stock option plan for its directors and selected employees. The exercise price of the granted options is determined by the ABG Remuneration Committee before the grant of an option provided that this price cannot be less than the average of the middle-market quotation of ABG’s shares (as derived from the London Stock Exchange Daily Official List) for the three dealing days immediately preceding the date of grant. All options outstanding at the end of the year expire in 2017. None of the ABG options granted were exercisable at December 31, 2010. Stock option expense of  $1 million (2009:  $nil; 2008:  $nil) is included as a component of other expense.

Pension And Other Postretirement Plans

a) Defined Contribution Pension Plans

Certain employees take part in defined contribution employee benefit plans. We also have a retirement plan for certain officers of the Company, under which we contribute 15% of the officer’s annual salary and bonus. Our share of contributions to these plans, which is expensed in the year it is earned by the employee, was  $56 million in 2010,  $50 million in 2009 and  $47 million in 2008.

b) Defined Benefit Pension Plans

We have qualified defined benefit pension plans that cover certain of our United States and Canadian employees and provide benefits based on employees’ years of service. Our policy is to fund the amounts necessary on an actuarial basis to provide enough assets to meet the benefits payable to plan members. Independent trustees administer assets of the plans, which are invested mainly in fixed income and equity securities.

Actuarial gains and losses arise when the actual return on plan assets differs from the expected return on plan assets for a period, or when the expected and actuarial accrued benefit obligations differ at the end of the year. We amortize actuarial gains and losses over the average remaining life expectancy of plan participants, in excess of a 10% corridor.

Pension plan assets, which consist primarily of fixed-income and equity securities, are valued using current market quotations. Plan obligations and the annual pension expense are determined on an actuarial basis and are affected by numerous assumptions and estimates including the market value of plan assets, estimates of the expected return on plan assets, discount rates, future wage increases and other assumptions. The discount rate, assumed rate of return on plan assets and wage increases are the assumptions that generally have the most significant impact on our pension cost and obligation.

The discount rate used to calculate the benefit obligation and pension cost is the rate at which the pension obligation could be effectively settled. This rate was developed by matching the cash flows underlying the pension obligation with a spot rate curve based on the actual returns available on high-grade (Moody’s Aa) US corporate bonds. Bonds included in this analysis were restricted to those with a minimum outstanding balance of  $50 million. Only non-callable bonds, or bonds with a make-whole provision, were included. Finally, outlying bonds (highest and lowest 10%) were discarded as being non-representative and likely to be subject to a change in investment grade. The procedure was applied separately for pension and post-retirement plan purposes, and produced the same rate in each case.

The assumed rate of return on assets for pension cost purposes is the weighted average of expected long-term asset return assumptions. In estimating the long-term rate of return for plan assets, historical markets are studied and long-term historical returns on equities and fixed-income investments reflect the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are finalized.

Wage increases reflect the best estimate of merit increases to be provided, consistent with assumed inflation rates.

e) Other Post-retirement Benefits

We provide post-retirement medical, dental, and life insurance benefits to certain employees. We use the corridor approach in the accounting for post-retirement benefits. Actuarial gains and losses resulting from variances between actual results and economic estimates or actuarial assumptions are deferred and amortized over the average remaining life expectancy of participants when the net gains or losses exceed 10% of the accumulated post-retirement benefit obligation.

Litigation and Claims

If the assessment of a contingency suggests that a loss is probable, and the amount can be reliably estimated, then a loss is recorded. When a contingent loss is not probable but is reasonably possible, or is probable but the amount of loss cannot be reliably estimated, then details of the contingent loss are disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case we disclose the nature of the guarantee. Legal fees incurred in connection with pending legal proceedings are expensed as incurred.

SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2010
SIGNIFICANT ACCOUNTING POLICIES
Policy used to account for significant entities where we hold less than a 100% economic interest

Consolidation Method at December 31, 2010

	Entity type at December 31, 2010	Economic interest at December 31, 2010(1)	Method
African Barrick Gold(2)	Non-Wholly Owned Subsidiary	73.9%	Consolidation
Australia
Kalgoorlie Mine	Unincorporated JV	50%	Pro Rata
Porgera Mine(3)	Unincorporated JV	95%	Pro Rata
North America
Round Mountain Mine	Unincorporated JV	50%	Pro Rata
Marigold Mine	Unincorporated JV	33%	Pro Rata
Turquoise Ridge Mine	Unincorporated JV	75%	Pro Rata
Capital Projects
Pueblo Viejo Project(4)	VIE	60%	Consolidation
Cerro Casale Project(5)	VIE	75%	Consolidation
Donlin Creek Project(6)	VIE	50%	Equity Method
Reko Diq Project(6),(7)	VIE	37.5%	Equity Method
Kabanga Project(6),(8)	VIE	50%	Equity Method

(1)          Unless otherwise noted, all of our joint ventures are funded by contributions made by their partners in proportion to their economic interest.

(2)          In 2010, we completed an initial public offering (“IPO”) for a non-controlling interest in our African gold mining operations. As a result of this transaction, our economic interest in the North Mara, Bulyanhulu and Buzwagi gold mines was reduced from 100% to 73.9% and our economic interest in the Tulawaka gold mine (an unincorporated JV held through ABG) was reduced from 70% to 51.7% (note 3e).

(3)          We hold an undivided interest in our share of assets and liabilities at the Porgera mine.

(4)          In accordance with the terms of the agreement with our partner, Barrick is responsible for 60% of the funding requirements for the Pueblo Viejo project. We consolidate Pueblo Viejo and record a non-controlling interest for the 40% interest held by our partner. In 2009, we determined that the mineralization at Pueblo Viejo met the definition of proven and probable reserves for United States reporting purposes and began capitalizing development costs attributable to the project. At December 31, 2010, the consolidated carrying amounts (100%) of the Pueblo Viejo project were: assets of  $2,889 million (2009:  $1,385 million) and liabilities of  $1,392 million (2009:  $182 million). The maximum exposure to loss related to this VIE is  $898 million (2009:  $722 million), calculated as 60% of the shareholder’s equity of the entity.

(5)          On March 31, 2010, we obtained control over the Cerro Casale project by acquiring an additional 25% interest, which increased our ownership interest to 75%. As a result, we began to consolidate Cerro Casale and record a non-controlling interest for the 25% interest held by our partner, prospectively from March 31, 2010. Previously, we had joint control over Cerro Casale and accounted for our ownership interest using the equity method of accounting. At December 31, 2010, the consolidated carrying amounts (100%) of the Cerro Casale project were: assets of  $1,883 million (2009:  $861 million) and of liabilities  $22 million (2009:  $nil). The maximum exposure to loss related to this VIE is  $1,396 million (2009:  $861 million), calculated as 75% of the shareholder’s equity of the entity.

(6)          Our Donlin Creek, Reko Diq and Kabanga projects are VIEs that we account for ownership interests using the equity method of accounting. Our maximum exposure to loss is limited to the carrying amount of the investment (note 12).

(7)          We hold a 50% interest in Atacama Copper, which has a 75% interest in the Reko Diq project. We use the equity method to account for our interest in Atacama Copper (note 12).

(8)          In accordance with an agreement with our partner, from 2006 until the third quarter of 2008, our partner was responsible for funding 100% of exploration and project expenditures and we did not incur any costs attributable to our economic interest in this period. During the third quarter of 2008, our partner reached the  $145 million funding cap for these expenditures, and thereafter we began funding 50% of the exploration and project expenditures (note 12).

Other Notes to the Financial Statements

	Note	Page
Acquisitions and divestitures	3	112
Segment information	4	115
Sales	5	118
Cost of sales	6	119
Exploration and project development expense	7	120
Other expense and income	8	121
Income tax expense	9	122
Earnings (loss) per share	10	124
Cash flow — other items	11	125
Equity in investees and other investments	12	126
Inventories	13	127
Accounts receivable and other current assets	14	129
Property, plant and equipment	15	130
Intangible assets	16	134
Goodwill	17	135
Other assets	18	137
Other current liabilities	19	137
Financial instruments	20	137
Fair value measurements	21	147
Asset retirement obligations	22	148
Other non-current liabilities	23	149
Deferred income taxes	24	150
Capital stock	25	152
Other comprehensive income (loss) (“OCI”)	26	153
Non-controlling interests	27	153
Stock-based compensation	28	154
Post-retirement benefits	29	157
Litigation and claims	30	160

ACQUISITIONS AND DIVESTITURES (Tables)	12 Months Ended
Dec. 31, 2010
ACQUISITIONS AND DIVESTITURES
Gross cash paid or received on acquisition or divestiture
For the years ended December 31	2010	2009
Cash paid on acquisition(1)
Cerro Casale	$454	$—
Barrick Energy acquisitions	264	53
Tusker Gold Limited	74	—
REN joint venture	36	—
Hemlo	—	50
	$828	$103
Less: cash acquired	(15)	(2)
	$813	$101
Cash proceeds on divestiture(1)
ABG	$884	$—
Osborne	17	—
	$901	$—

(1) All amounts represent gross cash paid or received on acquisition or divestiture.

Purchase Cost and Allocation of Fair Values to Bountiful, Puskwa and Dolomite's Net Assets

Total Costs to Allocate

Purchase cost	$264

Allocation of Fair Values to Bountiful, Puskwa, and Dolomite’s Net Assets

Current assets	$8
Property, plant and equipment	252
Goodwill	64
Total assets	324
Current liabilities	2
Asset retirement obligations	8
Bank debt	13
Deferred income tax liabilities	37
Total liabilities	60
Net assets acquired	$264

Purchase Cost and Preliminary Allocation of Fair Values to Tusker's Net Assets

Total Costs to Allocate

Purchase cost	$74
Less: cash acquired	(8)
Cash consideration paid	$66

Preliminary Allocation of Fair Values to Tusker’s Net Assets

Property, plant and equipment	$80
Goodwill	22
Total assets	102
Current liabilities	10
Other non-current liabilities	4
Deferred income tax liabilities	22
Total liabilities	36
Net assets acquired	$66

Purchase Cost and Preliminary Allocation of Purchase Price to Cerro Casale's Net Assets

Total Costs to Allocate

Purchase cost (25% interest)	$455
Purchase price adjustment	(1)
Less: cash acquired	(7)
Cash consideration paid	447
Equity method investment	879
Non-controlling interest	454
Subtotal	1,780
Fair value of net assets	1,809
Gain on acquisition	$29

Preliminary Allocation of Purchase Price to Cerro Casale’s Net Assets (100% basis)

Current assets	$1
Water rights	75
VAT receivables	11
Property, plant and equipment	1,732
Total assets	1,819
Current liabilities	10
Net assets acquired	$1,809

Purchase Cost and Preliminary Allocation of Fair Values to Hemlo's Net Assets

Total Costs to Allocate

Purchase cost	$65
Purchase price adjustment	(15)
Less: cash acquired	(2)
$48

Preliminary Allocation of Fair Values to Hemlo’s Net Assets

Current assets	$10
Property, plant and equipment
Buildings, plant and equipment	25
Capitalized development costs	21
Capitalized reserve acquisition costs	81
Total assets	137
Current liabilities	8
Asset retirement obligations	32
Deferred income tax liabilities	21
Total liabilities	61
Net assets acquired	$76

Results of Discontinued Operations

Results of Discontinued Operations

For the years ended December 31	2010	2009	2008
Gold sales
Osborne	$43	$31	$27
Henty	—	25	52
Copper sales
Osborne	244	212	221
	$287	$268	$300
Income before tax
Osborne	$173	$129	$(85)
Henty	—	9	(23)
	$173	$138	$(108)
Net income
Osborne	$121	$91	$(81)
Henty	—	6	(23)
	$121	$97	$(104)

SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2010
SEGMENT INFORMATION
Income Statement Information

Income Statement Information

For the year ended December 31, 2010	Sales	Cost of Sales	Exploration & Project Development	RBU Costs	Other Expenses (Income)(1)	Amortization	Segment Income (Loss)(2)
Gold
North America	$3,823	$1,511	$106	$39	$53	$444	$1,670
South America	2,523	515	17	41	36	165	1,749
Australia Pacific	2,434	1,276	61	51	36	251	759
African Barrick Gold	919	487	23	38	26	119	226
Copper
South America	1,102	345	—	5	20	84	648
Capital Projects(3)	—	—	134	3	(49)	4	(92)
Barrick Energy	123	67	—	7	4	60	(15)
	$10,924	$4,201	$341	$184	$126	$1,127	$4,945

Income Statement Information

For the year ended December 31, 2009	Sales	Cost of Sales	Exploration & Project Development	RBU Costs	Other Expenses (Income)(1)	Amortization	Segment Income (Loss)(2)
Gold
North America	$2,780	$1,421	$66	$43	$(9)	$362	$897
South America	1,831	499	30	24	33	134	1,111
Australia Pacific	1,836	1,110	38	50	56	282	300
African Barrick Gold	688	377	8	32	35	93	143
Copper
South America	943	361	1	3	14	76	488
Capital Projects(3)	—	—	107	5	(6)	3	(109)
Barrick Energy	58	39	—	6	4	30	(21)
	$8,136	$3,807	$250	$163	$127	$980	$2,809

Income Statement Information

For the year ended December 31, 2008	Sales	Cost of Sales	Exploration & Project Development	RBU Costs	Other Expenses (Income)(1)	Amortization	Segment Income (Loss)(2)
Gold
North America	$2,627	$1,517	$108	$46	$(16)	$354	$618
South America	1,833	531	55	20	33	163	1,031
Australia Pacific	1,579	1,002	47	48	—	240	242
African Barrick Gold	538	327	16	24	14	63	94
Copper
South America	1,007	315	11	4	4	66	607
Capital Projects(3)	—	—	162	5	9	—	(176)
Barrick Energy	29	14	1	2	—	13	(1)
	$7,613	$3,706	$400	$149	$44	$899	$2,415

(1)          Other expenses include accretion expense. For the year ended December 31, 2010, accretion expense was  $47 million (2009:  $57 million; 2008:  $45 million). See note 15 for further details.

(2)          We manage the performance of our regional business units using a measure of income before interest and taxes, consequently interest income, interest expense and income taxes are not allocated to our regional business units.

(3)          Segment loss for the Capital Projects segment includes project development expense and losses from equity investees that hold capital projects. See notes 7 and 12 for further details. For the year ended December 31, 2010, Capital Projects other expenses (income) includes a  $29 million pre-tax gain on the acquisition of the 25% interest in Cerro Casale (note 3f).

Reconciliation of Segment Income to Income from Continuing Operations Before Income Taxes and Other Items

Reconciliation of Segment Income to Income (Loss) from Continuing Operations Before Income Taxes and Other Items

For the years ended December 31	2010	2009	2008
Segment income	$4,945	$2,809	$2,415
Amortization of corporate assets	(22)	(36)	(13)
Exploration not attributable to segments	(9)	(11)	(12)
Project development not attributable to segments	(36)	(58)	(97)
Corporate administration	(154)	(171)	(155)
Other expense not attributable to segments	(76)	2	137
Elimination of gold sales contracts	—	(5,933)	—
Impairment charges	(7)	(277)	(598)
Interest income	14	10	39
Interest expense	(121)	(57)	(21)
Write-down of investments	—	(1)	(205)
Loss from capital projects held through equity investees	53	93	69
Income (loss) from continuing operations before income taxes and other items	$4,587	$(3,630)	$1,559

Geographic Information

Geographic Information

	Long-lived assets(1)			Sales(2)
For the years ended December 31	2010	2009	2008	2010	2009	2008
North America
United States	$4,746	$4,618	$4,322	$3,520	$2,552	$2,501
Canada	1,528	1,040	643	426	286	155
Dominican Republic	2,550	1,352	446	—	—	—
South America
Peru	415	283	318	1,200	1,291	1,367
Chile	4,395	2,181	1,930	1,102	943	1,007
Argentina	1,758	1,214	1,104	1,323	540	466
Australia Pacific
Australia	1,680	1,646	1,536	1,823	1,306	1,040
Papua New Guinea	868	682	677	611	530	539
Africa
Tanzania	1,864	1,628	1,645	919	688	538
Other	17	12	17	—	—	—
Segment total	$19,821	$14,656	$12,638	$10,924	$8,136	$7,613

(1) Long-lived assets include property, plant and equipment and other assets.

(2) Presented based on the location in which the sale originated.

Asset Information

Asset Information

	Segment assets			Segment capital expenditures(1)
For the years ended December 31	2010	2009	2008	2010	2009	2008
Gold
North America	$4,877	$4,779	$4,304	$523	$553	$434
South America	1,311	1,166	1,183	202	161	84
Australia Pacific	2,548	2,328	2,212	295	221	207
African Barrick Gold	1,855	1,621	1,024	137	126	138
Copper
South America	1,231	1,242	1,267	63	37	57
Capital projects	6,643	2,686	1,904	2,187	1,317	919
Barrick Energy	808	501	382	86	31	15
Segment total	19,273	14,323	12,276	3,493	2,446	1,854
Cash and equivalents	3,968	2,564	1,437
Other current assets	3,145	2,315	2,642
Equity in investees	291	1,136	1,085
Other investments	203	92	60
Intangible assets	140	66	74
Deferred income tax assets	467	949	869
Assets of discontinued operations	—	100	76
Goodwill	5,287	5,197	5,280
Other items not allocated to segments	548	333	362	67	21	62
Enterprise total	$33,322	$27,075	$24,161	$3,560	$2,467	$1,916

(1)          Segment capital expenditures are presented for internal management reporting purposes on an accrual basis. Capital expenditures in the Consolidated Statements of Cash Flow are presented on a cash basis. In 2010, cash expenditures were  $3,323 million (2009:  $2,351 million; 2008:  $1,749 million) and the increase in accrued expenditures was  $237 million in 2010 (2009:  $116 million increase; 2008:  $167 million increase).

SALES (Tables)	12 Months Ended
Dec. 31, 2010
SALES
Revenues
For the years ended December 31	2010	2009	2008
Gold bullion sales(1),(2)
Spot market sales	$9,374	$6,991	$6,455
Concentrate sales(3)	325	144	122
	9,699	7,135	6,577
Copper sales(1),(4)
Copper cathode sales	1,098	943	1,007
Concentrate sales	4	—	—
	1,102	943	1,007
Oil and gas sales	123	58	29
	$10,924	$8,136	$7,613

(1)          Revenues include amounts transferred from OCI to earnings for commodity cash flow hedges (see notes 20e and 26).

(2)          Gold sales include gains and losses on non-hedge derivative contracts: For the year ended December 31, 2010:  $26 million gain (2009:  $56 million gain; 2008:  $19 million gain).

(3)          Concentrate sales include gains and losses on the mark-to-market receivable balances arising from smelting contracts, which are accounted for as embedded derivatives: For the year ended December 31, 2010:  $3 million gain (2009:  $1 million gain; 2008:  $3 million loss).

(4)          Copper sales include gains and losses on economic copper hedges that do not qualify for hedge accounting treatment: For the year ended December 31, 2010:  $40 million gain (2009:  $55 million loss; 2008:  $67 million gain). Sales also include gains and losses on the mark-to-market receivable balances arising from copper smelting contracts, which are accounted for as embedded derivatives: For the year ended December 31, 2010:  $10 million gain (2009:  $4 million gain; 2008:  $nil).

Schedule of revenues before treatment and refining charges subject to final price adjustments

Revenues before treatment and refining charges subject to final price adjustments as at December 31 and final provisional price adjustments recorded within the year were as follows:

At December 31	2010	2009	2008
Copper	$143	$88	$45
Gold	66	8	15

Final price adjustments recorded during the year:

For the years ended December 31	2010	2009	2008
Gain (loss)
Copper	$21	$45	$(36)
Gold	—	—	—

COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2010
COST OF SALES.
Cost of Sales

	Gold			Copper			Oil & Gas
For the years ended December 31	2010	2009	2008	2010	2009	2008	2010	2009	2008
Cost of goods sold(1)	$3,542	$3,230	$3,211	$349	$362	$315	$39	$29	$8
Unrealized (gains) losses on non-hedge contracts	(6)	(7)	14	—	—	—	—	—	—
By-product revenues	(124)	(73)	(92)	(4)	(1)	—	—	—	—
Royalty expense	287	218	202	—	—	—	28	10	6
Mining production taxes	90	39	42	—	—	—	—	—	—
	$3,789	$3,407	$3,377	$345	$361	$315	$67	$39	$14

(1)          Cost of goods sold includes charges to reduce the cost of inventory to net realizable value as follows:  $3 million for the year ended December 31, 2010 (2009:  $6 million; 2008:  $62 million). The cost of inventory sold in the period reflects all components capitalized to inventory, except that, for presentation purposes, the component of inventory cost relating to amortization of property, plant and equipment is classified in the income statement under “amortization”. Some companies present this amount under “cost of sales”. The amount presented in amortization rather than cost of sales was  $1,097 million in the year ended December 31, 2010 (2009:  $964 million; 2008:  $893 million).

Royalty expenses
Producing mines &
development projects	Type of royalty

North America
Goldstrike	0%–5% NSR, 0%–6% NPI
Williams	1.5% NSR, 0.75% NV,
1% NV
David Bell	3%–3.5% NSR
Round Mountain	3.53%–6.35% NSRSS
Bald Mountain	3.5%–7% NSRSS,
2.9%–4% NSR,
10% NPI
Ruby Hill	3% modified NSR
Cortez	1.5% GSR
Cortez – Pipeline/South Pipeline deposit	0.4%–9% GSR
Cortez – portion of Pipeline/South Pipeline deposit	5% NV

South America
Veladero	3.75% modified NSR
Lagunas Norte	2.51% NSR

Australia Pacific
Porgera	2% NSR, 0.25% other
Queensland & Western Australia production(1)	2.5%–2.7% of gold revenue
Cowal	4% of net gold revenue
Africa
Bulyanhulu	3% NSR
Tulawaka	3% NSR
North Mara – Nyabirama and Nyabigena pit	3% NSR, 1% LT
North Mara – Gokona pit	3% NSR, 1.1% LT
Buzwagi	3% NSR, 30% NPI(2)
Capital Projects
Donlin Creek Project	1.5% NSR (first 5 years),
4.5% NSR (thereafter),
8.0% NPI(3)
Pascua-Lama Project – Chile gold production	1.5%–9.8% GPSS
Pascua-Lama Project – Chile copper production	2% NSR
Pascua-Lama Project – Argentina production	3% modified NSR
Pueblo Viejo	3.2% NSR (for gold & silver),
28.75% NPI(3)
Cerro Casale	3% NSR (capped at
$3 million cumulative)
Reko Diq	2% NSR
Kabanga	3% NSR
Other
Barrick Energy	0.40% NPI, 0.54% ORR,
22.1% Crown royalty, net

(1)          Includes the Kalgoorlie, Kanowna, Granny Smith, Plutonic, Darlot and Lawlers mines.

(2)          The NPI is calculated as a percentage of profits realized from the Buzwagi mine after all capital, exploration, and development costs and interest incurred in relation to the Buzwagi mine have been recouped and all operating costs relating to the Buzwagi mine have been paid. No amount is currently payable.

(3)          The NPI is calculated as a percentage of profits realized from the mine until all funds invested to date with interest at an agreed upon rate are recovered. No amount is currently payable.

EXPLORATION AND PROJECT DEVELOPMENT EXPENSE (Tables)	12 Months Ended
Dec. 31, 2010
EXPLORATION AND PROJECT DEVELOPMENT EXPENSE
Exploration and Project Development Expense
For the years ended December 31	2010	2009	2008

Exploration:
Minesite exploration	$66	$42	$62
Projects	114	99	136
	$180	$141	$198
Project development expense:
Pueblo Viejo(1)	$3	$(3)	$62
Sedibelo	2	8	17
Fedorova	1	2	24
Pascua-Lama	12	17	21
Kainantu	3	10	28
Cerro Casale	63	—	—
Other	19	27	33
	103	61	185
Other project expenses(2)	50	24	57
	$153	$85	$242

(1)

We record a non-controlling interest balance for our partner’s share of expenditures within “non-controlling interests” in the income statement. In 2009, the costs include a reimbursement of historical remediation expenditures.

(2)	Includes costs related to corporate development activities, research and development costs, and other corporate project expenditures.

OTHER EXPENSE AND INCOME (Tables)	12 Months Ended
Dec. 31, 2010
OTHER EXPENSE AND INCOME
Other Expense
For the years ended December 31	2010	2009	2008
Regional business unit costs(1)	$184	$163	$149
Severance costs(2)	16	41	1
Currency translation losses(3)	26	8	37
Changes in estimate of AROs at closed mines	14	8	9
Finance charges(4)	22	—	—
Community relations(5)	35	14	21
Environmental costs	8	13	7
World Gold Council fees	16	14	11
Non-hedge derivative losses	—	1	17
Provision for supply contract restructuring costs(6)	46	—	—
Pension and other post-retirement benefit expense	6	9	5
Other items	90	72	45
	$463	$343	$302

(1)          Relates to costs incurred at regional business unit offices.

(2)          In 2009, includes  $21 million in restructuring costs related to an organizational review, and other termination and restructuring costs.

(3)          Amounts attributable to currency translation losses on working capital balances.

(4)          Represents financing charges on the settlement obligation to close out gold sales contracts. Those contracts were settled in fourth quarter 2010 (note 23).

(5)          Amounts mainly related to community programs and other related expenses.

(6)          Amount relates to the present value of required payments to restructure a tire supply contract.

Impairment Charges
For the years ended December 31	2010	2009	2008
Impairment of goodwill (note 17)(1)	$—	$63	$584
Impairment of long-lived assets(2)	7	214	14
	7	277	598
Write-down of investments (note 12)(3)	—	1	205
	$7	$278	$803

(1)          In 2009, we recorded an impairment charge of  $63 million for Plutonic. Impairment charges for Osborne ( $64 million) and Henty ( $30 million) in 2008 are reflected in the results of discontinued operations. Impairment charges recorded in 2008 related to Kanowna ( $272 million), North Mara ( $216 million), Barrick Energy ( $88 million) and Marigold ( $8 million).

(2)          In 2010, an impairment charge of  $7 million was recorded to write off the remaining carrying amount of an intangible asset relating to a tire supply contract. In 2009, impairment charges of  $43 million and  $158 million were recorded to reduce the carrying amount of long-lived assets for Plutonic and Sedibelo to their estimated fair values, respectively. In 2008, impairment charges primarily relate to a  $12 million charge recorded to reduce the carrying amount of long-lived assets at Marigold to their estimated fair value.

(3)          In 2008, we recorded impairment charges on our investments in Highland Gold ( $140 million), on Asset-Backed Commercial Paper ( $39 million) and various other investments in junior gold mining companies ( $26 million).

Other Income
For the years ended December 31	2010	2009	2008
Gains on sale of assets(1)	$21	$13	$187
Gain on sale of investments(2)	12	6	59
Gain on acquisition of assets(3)	29	72	—
Royalty income	7	5	25
Sale of water rights	3	4	4
Non-hedge derivative gains	24	—	—
Other	28	12	16
	$124	$112	$291

(1)          In 2008, we recorded a gain of  $167 million on the disposition of royalties to Royal Gold and a gain of  $9 million on the sale of the Doyon royalty.

(2)          In 2008, we recorded a gain of  $12 million on the sale of available-for-sale investments. We also sold Asset-Backed Commercial Paper for cash proceeds of  $49 million and recorded a gain on sale of  $42 million.

(3)          Relates to a  $29 million gain recorded on gaining control of Cerro Casale following the acquisition of an additional 25% interest (note 3f). In 2009, we recorded a gain of  $72 million on the acquisition of the remaining 50% interest in Hemlo (note 3h).

INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2010
INCOME TAX EXPENSE
Income Tax Expense

For the years ended December 31	2010	2009	2008
Current
Canada	$15	$(21)	$22
International	1,180	562	613
	$1,195	$541	$635
Deferred
Canada	$54	$(11)	$3
International	179	210	(146)
	$233	$199	$(143)
Income tax expense before elements below	$1,428	$740	$492
Net currency translation (gains) losses on deferred tax balances	(2)	(40)	98
Impact of legislative amendments in Australia	(78)	—	—
Dividend withholding tax	74	—	—
Canadian functional currency election	—	(70)	—
Canadian tax rate changes	—	59	—
Total expense	1,422	689	590
Current (2010) and deferred income tax (expense) recovery (2009 and 2008) – discontinued operations	(52)	(41)	4
Income tax expense – continuing operations	$1,370	$648	$594

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2010	2009	2008
At 31% (2009: 33%; 2008: 33.50%) statutory rate	$1,422	$(1,198)	$522
Increase (decrease) due to:
Allowances and special tax deductions(1)	(168)	(110)	(100)
Impact of foreign tax rates(2)	73	1,786	(86)
Expenses not tax deductible	25	16	13
Impairment charges not tax deductible	—	21	199
Gain on acquisition of assets not taxable	—	(18)	—
Net currency translation (gains)/losses on deferred tax balances	(2)	(40)	98
Canadian functional currency election	—	(70)	—
Impact of legislative amendments in Australia	(78)	—	—
Release of valuation allowances	(129)	—	(175)
Valuation allowances set up against current year tax losses	73	163	74
Canadian tax rate changes	—	59	—
Dividend withholding tax	74	—	—
Other withholding taxes	21	16	21
Mining taxes(3)	48	21	19
Other items	11	2	9
Income tax expense	$1,370	$648	$594

(1)         We are able to claim certain allowances and tax deductions unique to extractive industries that result in a lower effective tax rate.

(2)         We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate. Additionally, we have reinvested earnings and cash flow generated by the Zaldívar mine in Chile to fund a portion of the construction cost of Pascua-Lama. The reinvestment of these earnings and cash flow resulted in a lower tax rate applied for the period. Amounts in 2009 include the impact of the elimination of gold sales contracts in a low tax jurisdiction.

(3)         For 2010, this includes the impact of adopting the new Chilean specific mining tax (royalty).

EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2010
EARNINGS (LOSS) PER SHARE
Schedule of earnings (loss) per share

For the years ended December 31 ( $ millions, except shares in millions	2010		2009		2008
and per share amounts in dollars)	Basic	Diluted	Basic	Diluted	Basic	Diluted
Income (loss) from continuing operations	$3,153	$3,153	$(4,371)	$(4,371)	$889	$889
Plus: interest on convertible debentures	—	—	—	—	—	3
Income (loss) available to common shareholders and after assumed conversions	3,153	3,153	(4,371)	(4,371)	889	892
Income (loss) from discontinued operations	121	121	97	97	(104)	(104)
Net income (loss)	$3,274	$3,274	$(4,274)	$(4,274)	$785	$788
Weighted average shares outstanding	987	987	903	903	872	872
Effect of dilutive securities
Stock options	—	2	—	—	—	4
Convertible debentures	—	8	—	—	—	9
	987	997	903	903	872	885
Earnings (loss) per share
Income (loss) from continuing operations	$3.19	$3.16	$(4.84)	$(4.84)	$1.02	$1.01
Net income (loss)	$3.32	$3.28	$(4.73)	$(4.73)	$0.90	$0.89

CASH FLOW - OTHER ITEMS (Tables)	12 Months Ended
Dec. 31, 2010
CASH FLOW - OTHER ITEMS
Operating Cash Flows - Other Items

For the years ended December 31	2010	2009	2008
Adjustments for non-cash income statement items:
Currency translation losses (note 8a)	$26	$8	$37
Amortization of premium on debt securities (note 20b)	(6)	(6)	(7)
Amortization of debt issue costs (note 20b)	4	6	7
Stock option expense (note 28a)	14	20	25
Loss from equity in investees (note 12)	41	87	64
Gain on sale of investments (note 8c)	(12)	(6)	(59)
Losses on write-down of inventory (note 13)	3	6	62
Non-controlling interests (notes 2b and 27)	23	6	12
Net change in current operating assets and liabilities, excluding inventory	195	148	7
Revisions to AROs (note 22)	8	10	9
Settlement of AROs (note 22)	(44)	(39)	(38)
Amortization of hedge gains/losses on acquired gold hedge position	(2)	(10)	(2)
Other net operating activities	$250	$230	$117
Operating cash flow includes payments for:
Pension plan contributions (note 29a)	$56	$50	$47
Cash interest paid	400	311	213

Investing Cash Flows - Other Items

For the years ended December 31	2010	2009	2008
Funding for equity investees (note 12)	$(51)	$(80)	$(107)
Loans to joint venture partners	—	—	(4)
Purchase of land and water rights	—	—	(16)
Purchases of royalties	—	—	(42)
Long-term supply contract	—	—	(35)
Other	—	(7)	(27)
Other net investing activities	$(51)	$(87)	$(231)

Financing Cash Flows - Other Items

For the years ended December 31	2010	2009	2008
Financing fees on long-term debt	$(37)	$(16)	$(11)
Derivative settlements	12	(10)	(23)
Other net financing activities	$(25)	$(26)	$(34)

EQUITY IN INVESTEES AND OTHER INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2010
EQUITY IN INVESTEES AND OTHER INVESTMENTS
Equity Method Investment Continuity

	Highland	Atacama(1)	Cerro Casale	Donlin Creek	Kabanga	Total
At January 1, 2008	$169	$118	$734	$64	$—	$1,085
Purchases	1	—	41	—	—	42
Equity pick-up (loss) from equity investees	5	(32)	(11)	(17)	(9)	(64)
Capitalized interest	—	9	42	4	—	55
Funding	—	62	9	27	9	107
Impairment charges	(140)	—	—	—	—	(140)
At January 1, 2009	35	157	815	78	—	1,085
Equity pick-up (loss) from equity investees	6	(39)	(21)	(18)	(15)	(87)
Capitalized interest	—	8	46	4	—	58
Funding	—	31	21	11	17	80
At January 1, 2010	41	157	861	75	2	1,136
Equity pick-up (loss) from equity investees	12	(19)	(6)	(22)	(6)	(41)
Capitalized interest	—	8	12	4	—	24
Funding	—	12	12	22	5	51
Transfer to property, plant and equipment(2)	—	—	(879)	—	—	(879)
At December 31, 2010	$53	$158	$—	$79	$1	$291
Publicly traded	Yes	No	No	No	No

(1)         Represents our investment in Reko Diq.

(2)         The carrying amount of the Cerro Casale investment has been transferred to property, plant and equipment as a result of our obtaining control over the entity due to the acquisition of an additional 25% interest. See note 3f for further details.

Other investments

b) Other Investments

At December 31	2010	2009
Available-for-sale securities	$171	$61
Other investments	32	31
	$203	$92

Available-for-sale Securities

		2010		2009
	Fair	Gains	Fair	Gains
At December 31	value(1)	in OCI	value	in OCI
Securities in an unrealized gain position
Equity securities	$169	$85	$54	$27
Benefit plans(2)
Fixed-income	—	—	1	—
Equity	—	—	5	—
	169	85	60	27
Securities in an unrealized loss position
Other equity securities(3)	2	—	1	—
	171	85	61	27
Other investments
Long-term loan receivable(4)	32	—	31	—
	$203	$85	$92	$27

(1) Refer to note 21 for further information on the measurement of fair value.

(2) Under various benefit plans for certain former Homestake executives, a portfolio of marketable fixed-income and equity securities are held in a rabbi trust that is used to fund obligations under the plans.

(3) Other equity securities in a loss position consist of investments in various junior mining companies.

(4) The long-term loan receivable is measured at amortized cost. The principal amount is  $35 million.

Gains on Investments Recorded in Earnings

	2010	2009	2008
Gains realized on sales	$12	$6	$59
Cash proceeds from sales	$15	$7	$76

INVENTORIES (Tables)	12 Months Ended
Dec. 31, 2010
INVENTORIES
Inventories

	Gold		Copper
At December 31	2010	2009	2010	2009
Raw materials
Ore in stockpiles	$1,440	$1,052	$110	$77
Ore on leach pads	242	215	156	172
Mine operating supplies	563	488	25	19
Work in process	265	215	48	5
Finished products
Gold doré	75	69	—	—
Copper cathode	—	—	15	4
Gold concentrate	19	20	—	—
	2,604	2,059	354	277
Non-current ore in stockpiles(1)	(958)	(679)	(148)	(117)
	$1,646	$1,380	$206	$160

(1) Ore that we do not expect to process in the next 12 months is classified within other assets.

Inventory impairment charges

For the years ended December 31	2010	2009	2008
Inventory impairment charges	$3	$6	$62

Ore in Stockpiles

At December 31	2010	2009	Year(1)
Gold
Goldstrike
Ore that requires roasting	$499	$452	2025
Ore that requires autoclaving	42	46	2024
Kalgoorlie	89	80	2021
Porgera	140	117	2024
Cowal	93	88	2019
Veladero	21	26	2024
Cortez	365	98	2027
Turquoise Ridge	14	15	2036
Other	177	130
Copper
Zaldívar	110	77	2026
	$1,550	$1,129

(1) Year in which we expect to complete full processing of the ore in stockpiles.

Ore on Leach pads
At December 31	2010	2009	Year(1)
Gold
Veladero	$87	$75	2011
Cortez	16	25	2011
Ruby Hill	10	24	2011
Bald Mountain	15	24	2011
Lagunas Norte	17	22	2011
Round Mountain	25	18	2011
Pierina	53	14	2011
Marigold	19	13	2011
Copper
Zaldívar	156	172	2011
	$398	$387

(1) Year in which we expect to complete full processing of the ore on leachpads.

ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2010
ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS
Accounts Receivable and Other Current Assets
At December 31	2010	2009
Accounts receivable
Amounts due from concentrate sales	$22	$9
Amounts due from copper cathode sales	159	109
Other receivables	165	133
	$346	$251
Other current assets
Derivative assets (note 20e)	$615	$214
Goods and services taxes recoverable(1)	211	201
Deferred share-based compensation (note 28b)	13	7
Prepaid expenses	95	92
Other	13	10
	$947	$524

(1)          2010 includes  $59 million and  $132 million in VAT and fuel tax receivables in Africa and South America, respectively (2009:  $50 million and  $111 million, respectively).

PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2010
PROPERTY, PLANT AND EQUIPMENT
Property, Plant and Equipment

	Assets			Exploration
	subject to	Accumulated	Capital	properties	Construction
	amortization(1),(2)	amortization	Projects(6)	& VBPP	in progress(3)	Total
At January 1, 2008	$14,073	$(7,598)	$1,089	$474	$397	$8,435
Additions	584	(155)	756	—	626	1,811
Acquisitions	1,609	—	—	409	—	2,018
Capitalized interest(5)	57	—	102	8	—	167
Amortization	—	(912)	—	—	—	(912)
Impairments	(14)	—	—	—	—	(14)
Transfers between categories(4)	481	—	(31)	(178)	(272)	—
At January 1, 2009	16,790	(8,665)	1,916	713	751	11,505
Additions	445	21	1,207	3	608	2,284
Acquisitions	276	—	—	—	—	276
Capitalized interest(5)	71	—	132	8	—	211
Amortization	—	(1,033)	—	—	—	(1,033)
Impairments	(56)	—	(122)	—	—	(178)
Currency translation adjustment	60	—	—	—	—	60
Transfers between categories(4)	1,130	—	(616)	(92)	(422)	—
At January 1, 2010	18,716	(9,677)	2,517	632	937	13,125
Additions	533	43	1,957	(1)	1,032	3,564
Acquisitions	252	—	1,732	116	—	2,100
Capitalized interest(5)	14	—	241	10	—	265
Amortization	—	(1,331)	—	—	—	(1,331)
Currency translation adjustment	28	—	—	—	—	28
Transfers between categories(4)	1,263	—	5	(64)	(1,204)	—
At December 31, 2010	$20,806	$(10,965)	$6,452	$693	$765	$17,751

(1)          Represents capitalized reserve acquisition and development costs and buildings, plant and equipment.

(2)          Includes assets under capital leases, leach pads and tailings dams.

(3)          Includes construction in process for tangible assets at operating mines, as well as deposits on long lead capital items. Once an asset is available for use, it is transferred to assets subject to amortization and amortized over its estimated useful life.

(4)          Includes construction in process that is transferred to buildings, plant and equipment as the asset is available for use and value beyond proven and probable reserves (“VBPP”) that is transferred to capitalized reserve acquisition and development costs, once mineralized material is converted into proven and probable reserves. In 2009, Buzwagi transitioned from a development project to an operating mine and its property, plant, and equipment balance was transferred from exploration properties, capital projects & VBPP to assets subject to amortization and construction in progress.

(5)          Capitalized interest for assets subject to amortization primarily reflects capitalized interest at Cortez Hills.

(6)          Includes construction in process for tangible assets at capital projects.

Value Beyond Proven and Probable Reserves ("VBPP")

VBPP
At January 1, 2008	$313
VBPP conversion to reserves	(178)
Acquisitions(1)	381
At January 1, 2009	516
VBPP conversion to reserves	(93)
At January 1, 2010	$423
VBPP conversion to reserves	(64)
At December 31, 2010	$359

(1) Represents VBPP acquired on acquisition of the additional 40% interest in Cortez.

Exploration Properties, Capital Projects and VBPP

	Carrying amount	Carrying amount
	at December 31,	at December 31,
	2010	2009
Exploration projects and other land positions
Papua New Guinea land positions	$194	$187
Tanzanian exploration properties(1)	82	—
REN joint venture	36	—
Other	22	22
Value beyond proven and probable reserves at producing mines	359	423
Capital projects(2)
Pascua-Lama	2,164	1,196
Pueblo Viejo	2,502	1,321
Cerro Casale(3)	1,786	—
	$7,145	$3,149

(1)          Represents amounts allocated to exploration properties as a result of the Tusker acquisition. See note 3b for further details.

(2)          The carrying amounts for the Donlin Creek, Reko Diq, and Kabanga projects are reflected in the carrying amounts of the equity investments through which they are owned. Refer to note 12.

(3)          The carrying amount for the Cerro Casale investment has been transferred to property, plant and equipment in 2010 as a result of our obtaining control of the entity due to the acquisition of an additional 25% interest. Refer to note 3f.

Amortization and Accretion

	2010	2009	2008
Amortization	$1,149	$1,016	$912
Accretion (note 22)	47	57	45
	$1,196	$1,073	$957

Insurance Proceeds

Insurance Proceeds	2010	2009	2008
Cost of sales	$2	$18	$30
Other income	6	26	2
	$8	$44	$32

INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2010
INTANGIBLE ASSETS
Intangible Assets

	2010			2009
	Gross carrying	Accumulated	Net carrying	Gross carrying	Accumulated	Net carrying
For the years ended December 31	amount	amortization	amount	amount	amortization	amount
Water rights(1)	$116	$—	$116	$40	$—	$40
Technology(2)	17	—	17	17	—	17
Supply contracts(3)	23	16	7	24	15	9
	$156	$16	$140	$81	$15	$66
Aggregate period amortization expense		$1			$—

For the years ended December 31	2011	2012	2013	2014	2015
Estimated aggregate amortization expense	$—	$2	$2	$2	$2

(1)          Water rights in South America ( $116 million) are subject to annual impairment testing and will be amortized when used in the future. In 2010, we recorded a  $75 million increase as a result of gaining control of Cerro Casale. Refer to note 3f. In 2009, we increased our investment in water rights for our Sedibelo project by  $26 million. We subsequently recorded an impairment charge for water rights related to Sedibelo ( $34 million) in third quarter 2009 (note 15c).

(2)          The amount will be amortized using the UOP method over the estimated proven and probable reserves of the Pueblo Viejo mine, with no assumed residual value.

(3)          Relates to a supply agreement with Michelin North America Inc. to secure a supply of tires and will be amortized upon the commencement of the supply of tires in the future.

GOODWILL (Tables)	12 Months Ended
Dec. 31, 2010
GOODWILL
Goodwill

	Gold				Copper	Other
	North		South		South	Barrick
	America	Australia	America	Africa	America	Energy	Total
At January 1, 2008	$2,381	$1,815	$441	$373	$743	$—	$5,753
Additions(1)	23	—	—	—	—	96	119
Other(2)	—	—	—	—	—	(8)	(8)
Impairments(3)	(8)	(272)	—	(216)	—	(88)	(584)
At December 31, 2008	2,396	1,543	441	157	743	—	5,280
Other(4)	(20)	—	—	—	—	—	(20)
Impairments(5)	—	(63)	—	—	—	—	(63)
At December 31, 2009	2,376	1,480	441	157	743	—	5,197
Additions(6)	—	—	—	22	—	64	86
Other(2)	—	—	—	—	—	4	4
At December 31, 2010	$2,376	$1,480	$441	$179	$743	$68	$5,287

(1)          Represents goodwill acquired as a result of the acquisitions of an additional 40% interest in Cortez ( $20 million), an additional 40% interest in Storm ( $3 million) and Barrick Energy ( $96 million).

(2)          Represents the impact of foreign exchange rate changes on the translation of Barrick Energy from C $ to US $.

(3)          Impairment charges recorded in 2008 related to Kanowna ( $272 million), North Mara ( $216 million), Barrick Energy ( $88 million), and Marigold ( $8 million).

(4)          Represents a reduction of goodwill as a result of the acquisition of an additional 50% interest in the Hemlo mine (note 3h).

(5)          Impairment charge recorded in 2009 related to Plutonic ( $63 million).

(6)          Represents goodwill acquired as a result of the acquisition of Tusker ( $22 million) (note 3b) and Bountiful, Puskwa and Dolomite ( $64 million) (note 3a).

OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2010
OTHER ASSETS.
Other Assets
At December 31	2010	2009
Non-current ore in stockpiles (note 13)	$1,106	$796
Derivative assets (note 20e)	511	290
Goods and services taxes recoverable(1)	138	124
Debt issue costs	54	42
Unamortized share-based compensation (note 28b)	70	67
Notes receivable	90	94
Deposits receivable	—	11
Other	101	107
	$2,070	$1,531

(1)          Includes  $75 million and  $63 in VAT and fuel tax receivables in South America and Africa, respectively (2009:  $94 million and  $30 million, respectively).

OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2010
OTHER CURRENT LIABILITIES.
Other Current Liabilities

At December 31	2010	2009
Asset retirement obligations (note 22)	$88	$85
Derivative liabilities (note 20e)	173	180
Post-retirement benefits (note 29)	10	16
Income taxes payable (note 9)	535	94
Restricted stock units (note 28b)	64	33
Other	94	67
	$964	$475

FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2010
FINANCIAL INSTRUMENTS
Cash and Equivalents

At December 31	2010	2009
Cash deposits	$1,345	$509
Term deposits	1,236	298
Treasury bills	—	125
Money market investments	1,387	1,632
	$3,968	$2,564

Long-Term Debt

2010				2009				2008
		Repay-	Amorti-			Repay-	Amorti-			Repay-	Amorti-
		ments/	zation			ments/	zation			ments/	zation
At		Redemp-	and	At		Redemp-	and	At		Redemp-	and	At
Dec. 31	Proceeds	tions(7)	Other(2)	Dec. 31	Proceeds	tions	Other(2)	Dec. 31	Proceeds	tions	Other(2)	Jan. 1
Fixed rate notes	$3,217	$—	$—	$3	$3,214	$1,964	$—	$—	$1,250	$1,250	$—	$—	$—
5.80%/4.875% notes(3)	752	—	—	4	748	—	—	1	747	—	—	2	745
Copper-linked notes	—	—	—	—	—	—	190	—	190	—	325	—	515
US dollar notes(8)	996	—	—	—	996	190	—	1	805	325	—	—	480
Convertible senior debentures	—	—	281	(4)	285	—	—	(4)	289	—	—	(4)	293
Project financing	754	754	62	—	62	—	53	—	115	—	99	—	214
Capital leases	72	—	24	34	62	—	25	17	70	—	21	6	85
Other debt obligations(4)	901	—	63	(4)	968	—	16	7	977	152	150	52	923
First credit facility(5)	—	—	—	—	—	—	—	—	—	990	990	—	—
	6,692	754	430	33	6,335	2,154	284	22	4,443	2,717	1,585	56	3,255
Less: current portion(6)	(14)	—	—	—	(54)	—	—	—	(93)	—	—	—	(102)
	$6,678	$754	$430	$33	$6,281	$2,154	$284	$22	$4,350	$2,717	$1,585	$56	$3,153
Short-term debt
Demand financing facility	—	—	—	—	—	—	113	—	113	—	18	—	131
	$—	$—	$—	$—	$—	$—	$113	$—	$113	$—	$18	$—	$131

(1)

The agreements that govern our long-term debt each contain various provisions which are not summarized herein. In certain cases, these provisions allow Barrick to, at its option, redeem indebtedness prior to maturity at specified prices and also may permit redemption of debt by Barrick upon the occurrence of certain specified changes in tax legislation.

(2)	Amortization of debt premium/discount.
(3)

During third quarter 2004, we issued  $400 million of debentures at a  $3 million discount that mature on November 15, 2034 and  $350 million of debentures at a  $2 million discount that mature on November 15, 2014.

(4)

The obligations have an aggregate amount of  $901 million, of which  $100 million is subject to floating interest rates and  $801 million is subject to fixed interest rates ranging from 4.75% to 8.05%. The obligations mature at various times between 2012 and 2035.

(5)

We have a credit and guarantee agreement with a group of banks (the “Lenders”), which requires the Lenders to make available to us a credit facility of up to  $1.5 billion or the equivalent amount in Canadian currency. The credit facility, which is unsecured, has an interest rate of LIBOR plus 0.25% to 0.35% on drawn down amounts, and a commitment rate of 0.07% to 0.08% on undrawn amounts.  $50 million matures in 2012 and the remaining  $1.45 billion matures in 2013.

(6)	The current portion of long-term debt consists of capital leases ( $14 million).
(7)	On October 20, 2010 we redeemed all of our entire outstanding Placer Dome 2.75% Convertible Senior Debentures due 2023.
(8)	$400 million of US dollar notes with a coupon of 5.75% mature in 2016 and $600 million of US dollar notes with a coupon of 6.35% mature in 2036.

Interest

	For the years ended December 31
	2010		2009		2008
	Interest	Effective	Interest	Effective	Interest	Effective
Interest	cost	rate(1)	cost	rate(1)	cost	rate(1)
Fixed rate notes	$211	6.49%	$142	6.40%	$26	7.00%
5.80%/4.875% notes	41	5.48%	44	5.80%	42	5.70%
US dollar notes	62	6.22%	62	6.20%	62	6.20%
Convertible senior debentures	2	0.80%	3	0.80%	4	1.50%
Project financing	16	3.65%	8	8.20%	19	11.00%
Capital leases	3	4.30%	2	5.60%	4	5.00%
Other debt obligations	47	4.94%	49	5.10%	50	5.30%
Deposit on silver sale agreement (note 23)	21	8.59%	6	8.59%	—	—
First credit facility	—	—	—	—	17	3.30%
Demand financing facility	—	—	5	8.70%	11	8.90%
Other interest	7		5		8
	410		326		243
Less: interest capitalized	(289)		(269)		(222)
	$121		$57		$21
Cash interest paid	$400		$311		$213
Amortization of debt issue costs	4		6		7
Amortization of premium	(6)		(6)		(7)
Losses on interest rate hedges	2		3		1
Increase in interest accruals	10		12		29
Interest cost	$410		$326		$243

(1)   The effective rate includes the stated interest rate under the debt agreement, amortization of debt issue costs and debt discount/premium and the impact of interest rate contracts designated in a hedging relationship with long-term debt.

Scheduled Debt Repayments

						2016 and
Scheduled Debt Repayments	2011	2012	2013	2014	2015	thereafter
Fixed rate notes	$—	$—	$500	$—	$—	$2,750
5.80%/4.875% notes	—	—	—	350	—	400
Project financing	—	—	38	76	76	592
US dollar notes	—	—	—	—	1,000	—
Other debt obligations	—	120	65	—	100	566
	$—	$120	$603	$426	$1,176	$4,308
Minimum annual payments under capital leases	$14	$17	$16	$10	$8	$7

Market Risks Managed with Derivatives

Item	Impacted by

· Sales	· Prices of gold, copper, oil and natural gas
· Cost of sales
· Consumption of diesel fuel, propane, natural gas and electricity	· Prices of diesel fuel, propane, natural gas and electricity
· Non-US dollar expenditures	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, JPY, PGK, TZS and ZAR
· By-product credits	· Prices of silver and copper
· Corporate and regional administration, exploration and business development costs	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, JPY, PGK, TZS and ZAR
· Capital expenditures
· Non-US dollar capital expenditures	· Currency exchange rates — US dollar versus A $, ARS, C $, CLP, EUR and PGK
· Consumption of steel	· Price of steel
· Interest earned on cash and equivalents	· US dollar interest rates
· Interest paid on fixed-rate borrowings	· US dollar interest rates

Summary of Derivatives

					Accounting
					classification by
	Notional amount by term to maturity				notional amount
	Within	2 to 3	4 to 5		Cash flow	Fair value	Non-	Fair value
	1 year	years	years	Total	hedge	hedge	hedge	(USD)
US dollar interest rate contracts
Total receive — fixed swap positions	$—	$100	$100	$200	$—	$200	$—	$6
Total pay — fixed swap positions	—	—	(100)	(100)	—	—	(100)	(3)
Total pay — fixed swaption positions	—	—	(200)	(200)	—	—	(200)	(2)
Currency contracts
A $:US $ contracts (A $ millions)	1,638	2,064	515	4,217	4,217	—	—	804
C $:US $ contracts (C $ millions)	353	19	—	372	372	—	—	12
CLP:US $ contracts (CLP millions)(1)	172,595	71,800	—	244,395	98,295	—	146,100	37
EUR:US $ contracts (EUR millions)	10	10	—	20	20	—	—	(1)
PGK:US $ contracts (PGK millions)	54	—	—	54	—	—	54	1
Commodity contracts
Copper collar sell contracts (millions of pounds)	278	8	—	286	185	—	101	(128)
Copper net call spread contracts (millions of pounds)	132	—	—	132	—	—	132	23
Copper net collar buy contracts (millions of pounds)	79	—	—	79	—	—	79	56
Silver collar sell contracts (millions of ozs)	—	—	15	15	15	—	—	(15)
Diesel contracts (thousands of barrels)(2)	2,316	2,341	50	4,707	4,707	—	—	55
Propane contracts (millions of gallons)	13	6	—	19	19	—	—	3
Electricity contracts (thousands of megawatt hours)	53	35	—	88	—	—	88	—

(1)   Non-hedge contracts economically hedge pre-production capital expenditures at our Pascua-Lama project.

(2)   Diesel commodity contracts represent a combination of WTI, ULSD and ULSD/WTI Crack spread swaps, WTB, MOPS and JET hedge contracts. These derivatives hedge physical supply contracts based on the price of ULSD, WTB, MOPS and JET respectively, plus a spread. WTI represents West Texas Intermediate, WTB represents Waterborne, MOPS represents Mean of Platts Singapore, JET represents Jet Fuel, ULSD represents Ultra Low Sulfur Diesel US Gulf Coast.

Fair Values of Derivative Instruments

	Asset Derivatives				Liability Derivatives
	At Dec. 31, 2010		At Dec. 31, 2009		At Dec. 31, 2010		At Dec. 31, 2009
	Balance sheet	Fair	Balance sheet	Fair	Balance sheet	Fair	Balance sheet	Fair
	classification	value	classification	value	classification	value	classification	value
Derivatives designated as hedging instruments
US dollar interest rate contracts	Other assets	$6	Other assets	$—	Other liabilities	$—	Other liabilities	$—
Currency contracts	Other assets	831	Other assets	374	Other liabilities	1	Other liabilities	9
Commodity contracts	Other assets	112	Other assets	53	Other liabilities	192	Other liabilities	131
Total derivatives classified as hedging instruments		$949		$427		$193		$140
Derivatives not designated as hedging instruments
US dollar interest rate contracts	Other assets	$—	Other assets	$1	Other liabilities	$5	Other liabilities	$7
Currency contracts	Other assets	30	Other assets	15	Other liabilities	7	Other liabilities	9
Commodity contracts	Other assets	147	Other assets	61	Other liabilities	73	Other liabilities	43
Total derivatives not designated as hedging instruments		$177		$77		$85		$59
Total derivatives		$1,126		$504		$278		$199

Non-hedge Gains (Losses)

For the years ended December 31	2010	2009	2008	Income statement classification
Risk management activities
Commodity contracts
Copper	$33	$(53)	$73	Revenue/cost of sales
Fuel	—	1	(30)	Cost of sales
Steel	—	—	(3)	Project development expense
Currency contracts	30	(4)	(8)	Cost of sales/corporate administration/ other income/expense/
Interest rate contracts	(2)	(7)	(4)	Interest income/expense
	61	(63)	28
Other use of derivative instruments
Commodity contracts
Gold	26	56	19	Revenue
Copper	7	(2)	—	Revenue
Interest rate swaptions	—	3	—	Interest income/expense
	33	57	19
Other gains (losses)
Embedded derivatives(1)	13	5	(3)	Revenue
Hedge ineffectiveness	11	(3)	(6)	Cost of sales/revenue/other income
Ineffective portion of fair value hedge	3	—	—	Other income/expense
	$27	$2	$(9)
	$121	$(4)	$38

(1) Includes embedded derivatives on gold concentrate sales and copper cathode sales.

Derivative Assets and Liabilities

	2010	2009
At January 1	$305	$(43)
Derivatives cash (inflow) outflow
Operating activities	(168)	(328)
Financing activities	(12)	10
Change in fair value of:
Non-hedge derivatives	103	(39)
Cash flow hedges
Effective portion	601	708
Ineffective portion	11	(3)
Fair value hedges	5	—
Ineffective portion of fair value hedge	3	—
At December 31	$848	$305
Classification:
Other current assets	$615	$214
Other long-term assets	511	290
Other current liabilities	(173)	(180)
Other long-term obligations	(105)	(19)
	$848	$305

Cash Flow Hedge Gains (Losses) in OCI By Type of Risk Hedged

	Commodity						Interest rate
	price hedges			Currency hedges			hedges
				Operating	Administration/	Capital	Long-term
	Silver(1)	Copper	Fuel	costs	other costs	expenditures	debt	Total
At January 1, 2008	$15	$14	$79	$238	$27	$(1)	$(17)	$355
Effective portion of change in fair value of hedging instruments	—	582	(215)	(610)	(46)	5	(17)	(301)
Transfers to earnings:
On recording hedged items in earnings	(2)	(112)	(33)	(106)	(11)	(4)	1	(267)
At December 31, 2008	13	484	(169)	(478)	(30)	—	(33)	(213)
Effective portion of change in fair value of hedging instruments	—	(273)	68	820	42	48	—	705
Transfers to earnings:
On recording hedged items in earnings	(10)	(283)	95	(22)	7	(3)	3	(213)
Hedge ineffectiveness due to changes in original forecasted transaction	—	—	2	(5)	—	—	—	(3)
At December 31, 2009	3	(72)	(4)	315	19	45	(30)	276
Effective portion of change in fair value of hedging instruments	(15)	(60)	29	549	56	53	—	612
Transfers to earnings:
On recording hedged items in earnings	(2)	54	26	(146)	(33)	(6)	3	(104)
At December 31, 2010	$(14)	$(78)	$51	$718	$42	$92	$(27)	$784

	Cost of	Copper	Cost of	Cost of	Administration/		Interest
Hedge gains/losses classified within	sales	sales	sales	sales	Other expense	Amortization	expense
Portion of hedge gain (loss) expected to affect 2011 earnings(2)	$2	$(78)	$22	$273	$39	$—	$(3)	$255

(1) Amounts prior to 2010 reflect amortization of crystallized gold positions.

(2) Based on the fair value of hedge contracts at December 31, 2010.

Cash Flow Hedge Gains (Losses) in OCI By Contract Type

							Amount of gain (loss)
				Amount of gain (loss)		Location of gain (loss)	recognized in income
	Amount of gain			transferred from		recognized in income	(ineffective portion and
	(loss) recognized		Location of gain (loss)	OCI into income		(ineffective portion and	amount excluded from
Derivatives in cash flow	in OCI		transferred from OCI into	(effective portion)		amount excluded from	effectiveness testing)
hedging relationships	2010	2009	income (effective portion)	2010	2009	effectiveness testing)	2010	2009
Interest rate contracts	$—	$—	Interest income/expense	$(3)	$(3)	Interest income/expense	$—	$—
Foreign exchange			Cost of sales/corporate			Cost of sales/corporate	14	2
contracts	658	910	administration/amortization	185	21	administration/amortization
Commodity contracts	(46)	(205)	Revenue/cost of sales	(78)	198	Revenue/cost of sales	—	(2)
Total	$612	$705		$104	$216		$14	$—

Fair Value Hedge Gains

		Amount of gain
	Location of gain	recognized in income
	recognized in income	on derivative
Derivatives in fair value hedging relationships	on derivative	2010	2009
Interest rate contracts	Interest income/expense	$8	$—

Maximum Exposure to Credit Risk

At December 31	2010	2009
Cash and equivalents	$3,968	$2,564
Accounts receivable	346	251
Net derivative assets by counterparty	901	235
	$5,215	$3,050

(1)          Investment grade countries include Canada, Chile, Australia, and Peru. Investment grade countries are defined as being rated BBB- or higher by S&P.

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2010
FAIR VALUE MEASUREMENTS
Fair Value Measurements

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable	Aggregate
	identical assets	inputs	inputs	fair
	(Level 1)	(Level 2)	(Level 3)	value
Cash equivalents	$2,781	$—	$—	$2,781
Available-for-sale securities	171	—	—	171
Derivatives	—	848	—	848
Receivables from provisional copper and gold sales	—	159	—	159
	$2,952	$1,007	$—	$3,959

Fair Values of Financial Instruments

	2010		2009
		Estimated		Estimated
	Carrying	fair	Carrying	fair
At December 31	amount	value	amount	value
Financial assets
Cash and equivalents(1)	$3,968	$3,968	$2,564	$2,564
Accounts receivable(1)	346	346	251	251
Available-for-sale securities(2)	171	171	61	61
Derivative assets	1,126	1,126	504	504
	$5,611	$5,611	$3,380	$3,380
Financial liabilities
Accounts payable(1)	$1,511	$1,511	$1,221	$1,221
Long-term debt(3)	6,692	7,070	6,335	6,723
Settlement obligation to close out gold sales contracts	—	—	647	647
Derivative liabilities	278	278	199	199
Restricted share units(4)	153	153	124	124
Deferred share units(4)	9	9	6	6
	$8,643	$9,021	$8,532	$8,920

(1)          Fair value approximates the carrying amounts due to the short-term nature and historically negligible credit losses.

(2)          Recorded at fair value. Quoted market prices are used to determine fair value.

(3)          Long-term debt is generally recorded at cost except for obligations that are designated in a fair-value hedge relationship, which are recorded at fair value in periods when a hedge relationship exists. The fair value of long-term debt is primarily determined using quoted market prices. Balance includes current portion of long-term debt.

(4)          Recorded at fair value based on our period-end closing market share price.

ASSET RETIREMENT OBLIGATIONS (Tables)	12 Months Ended
Dec. 31, 2010
ASSET RETIREMENT OBLIGATIONS
Asset Retirement Obligations (AROs)

	2010	2009
At January 1	$1,207	$1,036
AROs acquired during the year	9	30
AROs arising in the year	305	119
Impact of revisions to expected cash flows recorded in earnings	8	10
Settlements
Cash payments	(44)	(39)
Settlement gains	(5)	(6)
Accretion	47	57
At December 31	1,527	1,207
Current portion (note 19)	(88)	(85)
	$1,439	$1,122

Adjustments to Asset Retirement Obligations

At December 31	2010	2009
Operating mines and development properties
ARO increase(1)	$301	$119
ARO decrease(2)	(8)	(1)
Closed mines
ARO increase(3)	14	8
Barrick Energy
ARO increase(1)	13	2

(1)          These adjustments were recorded with a corresponding adjustment to property, plant and equipment. 2010 balance includes revisions to mine closure plans at Porgera ( $118 million) and Pierina ( $90 million).

(2)          Represents a decrease in AROs at a mine where the corresponding ARO asset had been fully amortized and was therefore recorded as a recovery in other income.

(3)          For closed mines, any change in the fair value of AROs results in a corresponding charge or credit to other expense or other income, respectively.

OTHER NON-CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2010
OTHER NON-CURRENT LIABILITIES
Other Non-current Liabilities

At December 31	2010	2009
Deposit on silver sale agreement	$312	$196
Settlement obligation to close out gold sales contracts	—	647
Pension benefits (note 29c)	103	96
Other post-retirement benefits (note 29e)	25	26
Derivative liabilities (note 20e)	105	19
Restricted share units (note 28b)	89	91
Provision for supply contract restructuring costs	31	—
Provision for offsite remediation	61	—
Other	142	70
	$868	$1,145

DEFERRED INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2010
DEFERRED INCOME TAXES
Sources of Deferred Income Tax Assets and Liabilities

At December 31	2010	2009
Deferred tax assets
Tax loss carry forwards	$553	$659
Capital tax loss carry forwards	101	—
Alternative minimum tax (“AMT”) credits	318	287
Asset retirement obligations	494	413
Property, plant and equipment	177	268
Post-retirement benefit obligations	14	16
Accrued interest payable	63	108
Other	53	—
	1,773	1,751
Valuation allowances	(425)	(481)
	1,348	1,270
Deferred tax liabilities
Property, plant and equipment	(1,725)	(1,328)
Derivative instruments	(168)	(81)
Inventory	(102)	(70)
Other	—	(26)
	$(647)	$(235)
Classification:
Non-current assets	$467	$949
Non-current liabilities	(1,114)	(1,184)
	$(647)	$(235)

Expiration Dates of Tax Losses and AMT Credits

						No
						expiry
	2011	2012	2013	2014	2015+	date	Total
Tax losses(1)
Canada	$7	$—	$2	$—	$1,290	$—	$1,299
Barbados	—	—	—	—	7,280	—	$7,280
Chile	—	—	—	—	—	202	$202
Tanzania	—	—	—	—	—	97	$97
Dominican Republic	—	—	—	—	—	247	$247
Other	—	—	—	—	6	100	$106
	$7	$—	$2	$—	$8,576	$646	$9,231
AMT credits(2)						$318	$318

(1)          Represents the gross amount of tax loss carry forwards translated at closing exchange rates at December 31, 2010.

(2)          Represents the amounts deductible against future taxes payable in years when taxes payable exceed “minimum tax” as defined by United States tax legislation.

Net Deferred Tax Assets

	2010	2009
Gross deferred tax assets
Canada	$350	$366
Chile	20	44
Argentina	97	119
Australia	104	109
Tanzania	56	122
United States	136	542
Barbados	73	69
Other	56	59
	892	1,430
Valuation allowances
Canada	(52)	(45)
Chile	(20)	(22)
Argentina	(97)	(119)
Australia	(104)	(11)
Tanzania	(30)	(30)
United States	(7)	(136)
Barbados	(73)	(69)
Other	(42)	(49)
	(425)	(481)
Net	$467	$949

Source of Changes in Deferred Tax Balances

For the years ended December 31	2010	2009	2008
Temporary differences
Property, plant and equipment	$(402)	$(279)	$(3)
Asset retirement obligations	81	47	24
Tax loss carry forwards	(106)	2	(72)
Capital tax loss carry forwards	101	—	—
Derivatives	(86)	(171)	212
Other	(1)	8	(2)
	(413)	(393)	159
Net currency translation gains/ (losses) on deferred tax balances	2	40	(98)
Canadian tax rate changes	—	(59)	—
Canadian functional currency election	—	70	—
Release of other valuation allowances	—	—	175
	$(411)	$(342)	$236
Intraperiod allocation to:
Income (loss) from continuing operations before income taxes	$(231)	$(107)	$41
Income (loss) from discontinued operations	—	(41)	4
Tusker acquisition	(22)	—	—
Acquisition of Hemlo	—	(56)	—
Share issue costs	—	40	—
Redemption of convertible senior debentures	(12)	—	—
Cortez acquisition	—	—	11
Barrick Energy Inc. acquisitions	(37)	—	(22)
Kainantu acquisition	—	—	(19)
Other acquisition	—	—	2
OCI (note 26)	(109)	(178)	219
Other	(1)	(8)	(2)
	$(412)	$(350)	$234

Unrecognized Tax Benefits

	2010	2009
At January 1	$67	$46
Additions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	—	38
Reductions for tax positions of prior years	—	—
Settlements	(3)	(17)
At December 31(1)	$64	$67

(1)          If recognized, the total amount of  $64 million would be recognized as a benefit to income taxes on the income statement, and therefore would impact the reported effective tax rate.

Tax Years Still Under Examination

Canada	2006–2010
United States	2010
Peru	2007–2010
Chile(1)	2007–2010
Argentina	2004–2010
Australia	All years open
Papua New Guinea	2004–2010
Tanzania	All years open

(1)          In addition, operating loss carry forwards from earlier periods are still open for examination.

OTHER COMPREHENSIVE INCOME (LOSS) (Tables)	12 Months Ended
Dec. 31, 2010
OTHER COMPREHENSIVE INCOME (LOSS) ("OCI")
Schedule of other comprehensive income (loss)

	2010	2009	2008
Accumulated OCI at beginning of period
Cash flow hedge gains, net of tax of $81, $89, $105	$195	$(124)	$250
Investments, net of tax of $3, $nil, $4	24	(2)	37
Currency translation adjustments, net of tax of $nil, $nil, $nil	(141)	(197)	(143)
Pension plans and other post-retirement benefits, net of tax of $14, $19, $2	(23)	(33)	7
	55	(356)	151
Other comprehensive income (loss) for the period:
Changes in fair value of cash flow hedges	612	705	(301)
Changes in fair value of investments	69	34	(52)
Currency translation adjustments(1)	22	56	(54)
Pension plan and other post-retirement benefit adjustments (note 29):
Net actuarial gain (loss)	(2)	15	(62)
Transition obligation (asset)	—	—	1
Less: reclassification adjustments for (gains) losses recorded in earnings:
Transfers of cash flow hedge gains to earnings on recording hedged items in earnings	(104)	(216)	(267)
Investments:
Other than temporary impairment charges	—	1	26
Gains realized on sale	(12)	(6)	(17)
Other comprehensive income (loss), before tax	585	589	(726)
Income tax recovery (expense) related to OCI	(109)	(178)	219
Other comprehensive income (loss), net of tax	$476	$411	$(507)
Accumulated OCI at December 31
Cash flow hedge gains, net of tax of $186, $81, $89	$598	$195	$(124)
Investment, net of tax of $7, $3, $nil	77	24	(2)
Currency translation adjustments, net of tax of $nil, $nil, $nil	(119)	(141)	(197)
Pension plans and other post-retirement benefits, net of tax of $14, $14, $19	(25)	(23)	(33)
	$531	$55	$(356)

(1) Represents currency translation adjustments for Barrick Energy.

NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2010
NON-CONTROLLING INTERESTS
Non-controlling Interests

	Pueblo Viejo project	African Barrick Gold(1)	Cerro Casale(2)	Other	Total
At January 1, 2008	$60	$17	$—	$5	$82
Share of net earnings (loss)	(26)	38	—	—	12
Cash contributed	120	(30)	—	—	90
Other increase in non-controlling interest	—	—	—	(2)	(2)
At December 31, 2008	154	25	—	3	182
Share of net earnings (loss)	1	5	—	—	6
Cash contributed	307	(8)	—	—	299
Other increase in non-controlling interest	—	—	—	(3)	(3)
At December 31, 2009	462	22	—	—	484
Share of net earnings (loss)	(3)	41	(15)	—	23
Cash contributed	101	—	13	—	114
Other increase in non-controlling interest	—	594	454	—	1,048
At December 31, 2010	$560	$657	$452	$—	$1,669

(1)          Represents non-controlling interest in ABG. The balance at January 1, 2010 includes the non-controlling interest of 30% in our Tulawaka mine.

(2)          Represents non-controlling interest in Cerro Casale. Refer to note 3f.

STOCK-BASED COMPENSATION (Tables)	12 Months Ended
Dec. 31, 2010
STOCK-BASED COMPENSATION
Employee Stock Option Activity

	2010		2009		2008
		Average		Average		Average
	Shares	price	Shares	price	Shares	price
C $ options
At January 1	3.3	$27	4.8	$27	7.1	$27
Exercised	(1.9)	27	(1.4)	26	(2.1)	28
Forfeited	—	—	—	—	—	—
Cancelled/expired	—	—	(0.1)	23	(0.2)	28
At December 31	1.4	$26	3.3	$27	4.8	$27
US $ options
At January 1	9.1	$33	8.9	$28	7	$28
Granted	0.9	55	1.6	41	2.8	34
Exercised	(2.9)	28	(1.3)	24	(0.8)	24
Forfeited	(0.1)	38	(0.1)	35	(0.1)	31
Cancelled/expired	—	—	—	—	—	—
At December 31	7.0	$38	9.1	$33	8.9	$28

Stock Options Outstanding

	Outstanding				Exercisable
				Intrinsic			Intrinsic
		Average	Average	value(1)		Average	value(1)
Range of exercise prices	Shares	price	life (years)	( $ millions)	Shares	price	( $ millions)
C $ options
$ 22 – $ 27	0.8	$24	2	$24	0.8	$24	$24
$ 28 – $ 31	0.6	29	3	15	0.6	29	15
	1.4	$26	2	$39	1.4	$26	$39
US $ options
$ 9 – $ 19	0.1	$13	2	$3	0.1	$13	$3
$ 20 – $ 27	1.9	26	3	53	1.4	25	40
$ 28 – $ 41	1.4	37	5	32	1.3	37	22
$ 42 – $ 55	3.6	46	6	21	0.8	43	9
	7.0	$38	5	$109	3.6	$33	$74

(1)          Based on the closing market share price on December 31, 2010 of C $53.12 and US $53.18.

Option Information

For the years ended December 31
(per share and per option amounts in dollars)	2010		2009		2008
Valuation assumptions	Lattice	(1),(2)	Lattice	(1),(2)	Lattice	(1),(2)
Expected term (years)	5.0–5.1		5.0–5.1		4.5–5.2
Expected volatility(2)	33%–60%		35%–60%		30%–70%
Weighted average expected volatility(2)	36%		51%		43%
Expected dividend yield	1%–1.13%		1%–1.1%		0.7%–1.5%
Risk-free interest rate(2)	0.19%–2.88%		0.16%–3.44%		0.25%–5.1%

Options granted (in millions)	0.9		1.6		2.8
Weighted average fair value per option	$16		$13		$12

(1)          Different assumptions were used for the multiple stock option grants during the year.

(2)          The volatility and risk-free interest rate assumption varied over the expected term of these stock option grants.

DSU and RSU Activity

		Fair		Fair
	DSUs	value	RSUs	value
	(thousands)	( $ millions)	(thousands)	( $ millions)
At January 1, 2008	100	$4	2,383	$100
Settled for cash	(4)	(0.1)	(348)	(10.3)
Forfeited	—	—	(262)	(10.6)
Granted	34	1.2	1,493	42
Credits for dividends	—	—	20	0.7
Change in value	—	(0.5)	—	(1.7)
At December 31, 2008	130	$5	3,286	$120
Settled for cash	—	—	(897)	(35.7)
Forfeited	—	—	(279)	(11.1)
Granted	37	1.2	1,013	42.1
Credits for dividends	—	—	27	1
Change in value	—	0.7	—	7.4
At December 31, 2009	167	$7	3,150	$124
Settled for cash	(20)	(0.6)	(824)	(42.8)
Forfeited	—	—	(326)	(17.0)
Granted	33	1.5	918	49.3
Credits for dividends	—	—	30	1.3
Change in value	—	1.9	—	37.9
At December 31, 2010	180	$9	2,948	$153

POST-RETIREMENT BENEFITS (Tables)	12 Months Ended
Dec. 31, 2010
POST-RETIREMENT BENEFITS
Pension Expense (Credit)

For the years ended December 31	2010	2009	2008
Expected return on plan assets	$(14)	$(14)	$(19)
Service cost	—	—	—
Interest cost	17	19	21
Actuarial losses	2	2	1
	$5	$7	$3

Fair Value of Plan Assets

For the years ended December 31	2010	2009	2008
Balance at January 1	$215	$237	$293
Increase for plans assumed on acquisitions(1)	—	8	9
Actual return on plan assets	25	36	(41)
Company contributions	12	9	12
Settlements	—	(24)	—
Benefits paid	(25)	(52)	(33)
Foreign currency adjustments	—	1	(3)
Balance at December 31	$227	$215	$237

(1)          In 2009, represents plan acquired on acquisition of additional 50% in Hemlo.

In 2008, represents plan acquired on acquisition of additiona l 40% in Cortez.

Composition of plan assets

	2010		2010
At December 31	Target(1)	Actual	Actual
Composition of plan assets(2)
Equity securities	54%	54%	$122
Fixed income securities	46%	46%	105
	100%	100%	$227

(1)          Based on the weighted average target for all defined benefit plans

(2)          Holdings in Equity and Fixed income securities consist of Level 1 and Level 2 assets within the fair value hierarchy.

Projected Benefit Obligation (PBO)

For the years ended December 31	2010	2009
Balance at January 1	$321	$357
Increase for plans assumed on acquisitions	—	6
Amendments	1	—
Service cost	—	—
Interest cost	17	19
Actuarial losses	20	6
Benefits paid	(25)	(52)
Foreign currency adjustments	2	8
Settlements	—	(23)
Balance at December 31	$336	$321
Funded status(1)	$(109)	$(106)
ABO(2)	$335	$321

(1)          Represents the fair value of plan assets less projected benefit obligations.

(2)          Represents the accumulated benefit obligation (“ABO”) for all plans. The ABO for plans where the PBO exceeds the fair value of plan assets was  $326 million (2009:  $314 million). Based on actuarial reports at December 31, 2010, our funding requirements for 2011 are  $nil.

Pension Plan Assets/Liabilities

For the years ended December 31	2010	2009
Non-current assets	$2	$3
Current liabilities	(8)	(13)
Non-current liabilities	(103)	(96)
Other comprehensive loss	43	34
	$(66)	$(72)

Projected benefit obligation and fair value of plan assets for pension plans with a projected benefit obligation in excess of plan assets

For the years ended December 31	2010	2009
Projected benefit obligation, end of year	$328	$314
Fair value of plan assets, end of year	$217	$206

Projected benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan asset

For the years ended December 31	2010	2009
Projected benefit obligation, end of year	$328	$314
Accumulated benefit obligation, end of year	$326	$314
Fair value of plan assets, end of year	$217	$206

Expected Future Benefit Payments

For the years ending December 31
2011	$24
2012	23
2013	31
2014	23
2015	23
2016 – 2020	$114

Actuarial Assumptions

For the years ended December 31	2010	2009	2008
Discount rate(1)
Benefit obligation	4.95%–5.77%	5.55–6.87%	4.50–6.25%
Pension cost	4.82%–6.87%	6.00–6.25%	4.50–6.25%
Return on plan assets(1)	4.50%–7.00%	4.50–7.00%	3.75–7.00%
Wage increases	5.00%	5.00%	3.50–5.00%

(1)          Effect of a one-percent change: Discount rate:  $32 million increase in ABO and  $1.5 million decrease in pension cost; Return on plan assets:  $2 million decrease in pension cost.

Other Post-retirement Benefits Expense

For the years ended December 31	2010	2009	2008
Interest cost	$1	$2	$2

Fair Value of Plan Assets

For the years ended December 31	2010	2009	2008
Balance at January 1	$—	$—	$—
Contributions	2	1	2
Benefits paid	(2)	(1)	(2)
Balance at December 31	$—	$—	$—

Accumulated Post-retirement Benefit Obligation (APBO)

For the years ended December 31	2010	2009	2008
Balance at January 1	$29	$32	$30
Interest cost	1	2	2
Actuarial (gains) losses	(1)	(3)	2
Benefits paid	(2)	(2)	(2)
Balance at December 31	$27	$29	$32
Funded status	(27)	(29)	(32)
Unrecognized net transition obligation	n/a	n/a	n/a
Unrecognized actuarial losses	n/a	n/a	n/a
Net benefit liability recorded	n/a	n/a	n/a

Other Post-retirement Liabilities

For the years ended December 31	2010	2009
Current liability	$2	$3
Non-current liability	25	26
	$27	$29

Amounts recognized in accumulated other comprehensive income consist

For the years ended December 31	2010	2009
Net actuarial loss (gain)	$(4)	$(4)
Transition obligation (asset)	—	1
	$(4)	$(3)

(1)          The estimated amounts that will be amortized into net periodic benefit cost in 2011.

Expected Future Benefit Payments

For the years ending December 31
2011	$2
2012	2
2013	3
2014	3
2015	2
2016 – 2020	$5

NATURE OF OPERATIONS (Details)	12 Months Ended
Dec. 31, 2010
NATURE OF OPERATIONS
Number of business units in which producing mines are concentrated	3
African Barrick Gold
Business acquisition
Equity interest in African Barrick Gold plc (as a percent)	73.90%

SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			12 Months Ended												12 Months Ended		1 Months Ended	12 Months Ended				3 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 African Barrick Gold	Dec. 31, 2010 African Barrick Gold North Mara	Dec. 31, 2010 African Barrick Gold Bulyanhulu	Dec. 31, 2010 African Barrick Gold Buzwagi	Dec. 31, 2010 African Barrick Gold Tulawaka Mine	Dec. 31, 2010 Kalgoorlie Australia.	Dec. 31, 2010 Porgera Australia.	Dec. 31, 2010 Round Mountain North America	Dec. 31, 2010 Marigold North America	Dec. 31, 2010 Turquoise Ridge North America	Dec. 31, 2010 Pueblo Viejo	Dec. 31, 2009 Pueblo Viejo	Dec. 31, 2010 Cerro Casale	Dec. 31, 2009 Cerro Casale	Mar. 31, 2010 Cerro Casale South America	Dec. 31, 2010 Donlin Creek	Dec. 31, 2010 Reko Diq Project	Dec. 31, 2010 Reko Diq Project Australia.	Dec. 31, 2010 Kabanga Project	Sep. 30, 2008 Kabanga Project Africa	Sep. 30, 2008 Kabanga Project Africa	Dec. 31, 2010 Atacama Copper Australia.
SIGNIFICANT ACCOUNTING POLICIES
Ownership interest below which consolidation of financial statements is reviewed (as a percent)	100.00%
Significant entities where we hold less than a 100% economic interest
Economic Interest (as a percent)				73.90%					50.00%	95.00%	50.00%	33.00%	75.00%	60.00%		75.00%			50.00%	37.50%		50.00%			50.00%
Economic Interest before all transactions (as a percent)					100.00%	100.00%	100.00%	70.00%
Economic Interest after all transactions (as a percent)					73.90%	73.90%	73.90%	51.70%
Barrick's funding requirement (as a percent)														60.00%
Non-controlling interest (as a percent)														40.00%		25.00%
Percentage of project consolidated (as a percent)														100.00%		100.00%
Total assets	$ 33,322	$ 27,075	$ 24,161											$ 2,889	$ 1,385	$ 1,883	$ 861
Total liabilities	12,588	11,528												1,392	182	22
Maximum exposure to loss related to this VIE														898	722	1,396	861
Additional ownership acquired (as a percent)																		25.00%
Atacama Copper's interest in the Reko Diq project (as a percent)																					75.00%
Partner's funding requirement prior to meeting the spending requirement (as a percent)																								100.00%
Partner spending requirement completed																							145
Barrick's funding amount subsequent to completion of Partner spending requirement (as a percent)																							50.00%
Reclassification of non-controlling interests to the Equity section of the Balance Sheet		$ 484	$ 182

ACQUISITIONS AND DIVESTITURES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended	9 Months Ended	12 Months Ended						12 Months Ended	1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended			12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 31, 2010 Cerro Casale	Dec. 31, 2010 Cerro Casale	Dec. 31, 2010 Cerro Casale	Dec. 31, 2010 Bountiful, Puskwa and Dolomite	May 17, 2010 Bountiful	Jun. 25, 2010 Puskwa	Sep. 17, 2010 Dolomite	Apr. 27, 2010 African Barrick Gold Tusker Gold Limited	Dec. 31, 2010 Tusker Gold Limited	Apr. 30, 2010 REN Joint Venture	Dec. 31, 2010 REN Joint Venture	Apr. 08, 2010 REN Joint Venture	Apr. 30, 2009 Hemlo	Dec. 31, 2009 Hemlo	Apr. 22, 2009 Hemlo	Sep. 30, 2009 Valhalla	Sep. 17, 2009 Valhalla	Dec. 31, 2010 Barrick Energy	Dec. 31, 2010 African Barrick Gold	Apr. 27, 2010 African Barrick Gold	Dec. 31, 2010 Osborne
Cash paid on acquisition
Gross cash paid on acquisition	$ 828	$ 103				$ 454	$ 264					$ 74		$ 36		$ 50	$ 50		$ 53
Purchase price adjustment					(1)	(1)											(15)
Less: cash acquired	(15)	(2)				(7)						(8)					(2)
Cash paid on acquisition, net of cash acquired	813	101	2,174			447						66					48
Cash proceeds on divesture
Cash proceeds on divestiture	901																					884		17
Number of acquisitions																					3
Purchase price	828	103			455	455	264	109	130	25	74	74			36		65			53
Allocation of Fair Values to Net Assets Acquired
Current assets					1	1	8										10
VAT receivables					11	11
Property, plant and equipment:
Buildings, plant and equipment																	25
Capitalized development costs																	21
Capitalized reserve acquisition costs																	81
Water rights					75	75
Property, plant and equipment					1,732	1,732	252					80
Goodwill							64					22
Total assets					1,819	1,819	324					102					137
Current liabilities					10	10	2					10					8
Other non-current liabilities												4
Asset retirement obligations							8										32
Bank debt							13
Deferred income tax liabilities							37					22					21
Total liabilities							60					36					61
Net assets acquired					1,809	1,809	264					66					76
Percentage of interest in Nyanzaga joint venture prior to Tusker Gold acquisition (as a percent)																							51.00%
Percentage of interest in Nyanzaga joint venture after Tusker Gold acquisition (as a percent)																							100.00%
Percentage of additional interest acquired (as a percent)		40.00%		25.00%		25.00%
Elimination of contingent obligation				20
Percentage of cumulative interest acquired (as a percent)				75.00%							100.00%							100.00%		50.00%
Percentage of operating results, cash flows and net assets consolidated (as a percent)					100.00%
Percent of ownership interest prior to transaction (as a percent)				50.00%														50.00%
Gain recognized on remeasurement of ownership interest				29												29
Equity method investment					879	879
Non-controlling interest					454	454
Subtotal					1,780	1,780
Fair value of net assets						1,809
Gain on the acquisition	29					29
Percentage of remaining interest acquired (as a percent)													64.00%				50.00%
Bargain purchase gain recognized																43
Total gain recorded in other income	$ 124	$ 112	$ 291													$ 72

ACQUISITIONS AND DIVESTITURES (Details 2) (Sedibelo, USD $) In Millions, unless otherwise specified	1 Months Ended
Dec. 31, 2010
Subsequent Event
Date entered into disposal agreement	2011-02-04
Ownership interest to be sold (as a percent)	10.00%
Interest currently held by Bakgatla-Ba-Kgafela Tribe (as a percent)	90.00%
Approximate total consideration to be received for Sedibelo	$ 44

ACQUISITIONS AND DIVESTITURES (Details 3) (African Barrick Gold IPO, USD $) In Millions, unless otherwise specified	1 Months Ended		12 Months Ended
	Apr. 30, 2010	Mar. 31, 2010	Dec. 31, 2010	Mar. 24, 2010
Subsidiary, Sale of Stock
Number of ordinary shares admitted to the Official List of the UK Listing Authority and to trading on the London Stock Exchange's main market for listed securities (in shares)		404
Number of shares sold in initial public offering (in shares)		101
Equity interest sold (as a percent)				25.00%
Number of shares retained (in shares)				303
Equity interest retained (as a percent)		75.00%
Dilution of equity interest from partial exercise of over-allotment option (as a percent)	1.10%
Equity interest after partial exercise of over-allotment option (as a percent)	73.90%
Net proceeds from IPO and exercise of over-allotment option			$ 884
Carrying value of equity sold			596
Difference between the IPO proceeds received and the carrying value that has been recorded as additional paid-in capital			$ 288

ACQUISITIONS AND DIVESTITURES (Details 4) (USD $) In Millions	12 Months Ended			1 Months Ended	12 Months Ended			1 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Sep. 30, 2010 Osborne	Dec. 31, 2010 Osborne	Dec. 31, 2009 Osborne	Dec. 31, 2008 Osborne	Jul. 31, 2009 Henty	Dec. 31, 2009 Henty	Dec. 31, 2008 Henty	Jul. 06, 2009 Henty
Results of Discontinued Operations
Gold sales					$ 43	$ 31	$ 27		$ 25	$ 52
Copper sales					244	212	221
Sales	287	268	300
Income (loss) before tax	173	138	(108)		173	129	(85)		9	(23)
Net income	121	97	(104)		121	91	(81)		6	(23)
Proceeds on sale of discontinued operations
Cash consideration received for divestiture				17				4
Consideration for divestiture received in Bendigo shares											2
Cap on future royalties receivable				14							17
Gain recognized on sale								4
Loss primarily due to severance obligations				$ 7

SEGMENT INFORMATION (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Income Statement Information
Sales	$ 10,924		$ 8,136		$ 7,613
Cost of Sales	4,201	[1]	3,807	[1]	3,706	[1]
Exploration & Project Development	341		250		400
RBU Costs	184		163		149
Other Expenses (Income)	126		127		44
Amortization	1,127		980		899
Segment Income (Loss)	4,945		2,809		2,415
Accretion expense	47		57		45
Pre-tax gain on the acquisition	29
North America | Gold
Income Statement Information
Sales	3,823		2,780		2,627
Cost of Sales	1,511		1,421		1,517
Exploration & Project Development	106		66		108
RBU Costs	39		43		46
Other Expenses (Income)	53		(9)		(16)
Amortization	444		362		354
Segment Income (Loss)	1,670		897		618
South America | Gold
Income Statement Information
Sales	2,523		1,831		1,833
Cost of Sales	515		499		531
Exploration & Project Development	17		30		55
RBU Costs	41		24		20
Other Expenses (Income)	36		33		33
Amortization	165		134		163
Segment Income (Loss)	1,749		1,111		1,031
South America | Copper
Income Statement Information
Sales	1,102		943		1,007
Cost of Sales	345		361		315
Exploration & Project Development			1		11
RBU Costs	5		3		4
Other Expenses (Income)	20		14		4
Amortization	84		76		66
Segment Income (Loss)	648		488		607
Australia Pacific | Gold
Income Statement Information
Sales	2,434		1,836		1,579
Cost of Sales	1,276		1,110		1,002
Exploration & Project Development	61		38		47
RBU Costs	51		50		48
Other Expenses (Income)	36		56
Amortization	251		282		240
Segment Income (Loss)	759		300		242
African Barrick Gold | Gold
Income Statement Information
Sales	919		688		538
Cost of Sales	487		377		327
Exploration & Project Development	23		8		16
RBU Costs	38		32		24
Other Expenses (Income)	26		35		14
Amortization	119		93		63
Segment Income (Loss)	226		143		94
Capital Projects
Income Statement Information
Exploration & Project Development	134		107		162
RBU Costs	3		5		5
Other Expenses (Income)	(49)		(6)		9
Amortization	4		3
Segment Income (Loss)	(92)		(109)		(176)
Barrick Energy
Income Statement Information
Sales	123		58		29
Cost of Sales	67		39		14
Exploration & Project Development					1
RBU Costs	7		6		2
Other Expenses (Income)	4		4
Amortization	60		30		13
Segment Income (Loss)	(15)		(21)		(1)
Gold
Income Statement Information
Cost of Sales	3,542		3,230		3,211
Copper
Income Statement Information
Cost of Sales	349		362		315
Cerro Casale
Income Statement Information
Pre-tax gain on the acquisition	$ 29

[1]	Exclusive of amortization.

SEGMENT INFORMATION (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of Segment Income to Income (Loss) from Continuing Operations Before Income Taxes and Other Items
Segment income	$ 4,945	$ 2,809	$ 2,415
Amortization of corporate assets	(22)	(36)	(13)
Exploration not attributable to segments	(9)	(11)	(12)
Project development not attributable to segments	(36)	(58)	(97)
Corporate administration	(154)	(171)	(155)
Other expense not attributable to segments	(76)	2	137
Elimination of gold sales contracts		(5,933)
Impairment charges	(7)	(277)	(598)
Interest income	14	10	39
Interest expense (note 20B)	(121)	(57)	(21)
Write-down of investments (note 8B)		(1)	(205)
Loss from capital projects held through equity investees	53	93	69
Income (loss) from continuing operations before income taxes and other items	$ 4,587	$ (3,630)	$ 1,559

SEGMENT INFORMATION (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Reporting Information
Long-lived assets(1)	$ 19,821	$ 14,656	$ 12,638
Sales	10,924	8,136	7,613
United States
Segment Reporting Information
Long-lived assets(1)	4,746	4,618	4,322
Sales	3,520	2,552	2,501
Canada
Segment Reporting Information
Long-lived assets(1)	1,528	1,040	643
Sales	426	286	155
Dominican Republic
Segment Reporting Information
Long-lived assets(1)	2,550	1,352	446
Peru
Segment Reporting Information
Long-lived assets(1)	415	283	318
Sales	1,200	1,291	1,367
Chile
Segment Reporting Information
Long-lived assets(1)	4,395	2,181	1,930
Sales	1,102	943	1,007
Argentina
Segment Reporting Information
Long-lived assets(1)	1,758	1,214	1,104
Sales	1,323	540	466
Australia
Segment Reporting Information
Long-lived assets(1)	1,680	1,646	1,536
Sales	1,823	1,306	1,040
Papua New Guinea
Segment Reporting Information
Long-lived assets(1)	868	682	677
Sales	611	530	539
Tanzania
Segment Reporting Information
Long-lived assets(1)	1,864	1,628	1,645
Sales	919	688	538
Other
Segment Reporting Information
Long-lived assets(1)	$ 17	$ 12	$ 17

SEGMENT INFORMATION (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Asset information
Segment long-lived assets	$ 19,273	$ 14,323	$ 12,276
Cash and equivalents (note 20A)	3,968	2,564	1,437	2,207
Other current assets	3,145	2,315	2,642
Equity in investees	291	1,136	1,085	1,085
Other investments (note 12B)	203	92	60
Intangible assets (note 16)	140	66	74
Deferred income tax assets (note 24)	467	949	869
Assets of discontinued operations		100	76
Goodwill	5,287	5,197	5,280	5,753
Other items not allocated to segments	548	333	362
Total assets	33,322	27,075	24,161
Segment capital expenditures	3,493	2,446	1,854
Other items not allocated to segments	67	21	62
Cash capital expenditures	3,323	2,351	1,749
Increase in accrued expenditures	237	116	167
Enterprise total	3,560	2,467	1,916
North America | Gold
Asset information
Segment long-lived assets	4,877	4,779	4,304
Goodwill	2,376	2,376	2,396	2,381
Segment capital expenditures	523	553	434
South America | Gold
Asset information
Segment long-lived assets	1,311	1,166	1,183
Goodwill	441	441	441	441
Segment capital expenditures	202	161	84
South America | Copper
Asset information
Segment long-lived assets	1,231	1,242	1,267
Goodwill	743	743	743	743
Segment capital expenditures	63	37	57
Australia Pacific | Gold
Asset information
Segment long-lived assets	2,548	2,328	2,212
Segment capital expenditures	295	221	207
African Barrick Gold | Gold
Asset information
Segment long-lived assets	1,855	1,621	1,024
Segment capital expenditures	137	126	138
Capital Projects
Asset information
Segment long-lived assets	6,643	2,686	1,904
Segment capital expenditures	2,187	1,317	919
Barrick Energy
Asset information
Segment long-lived assets	808	501	382
Segment capital expenditures	$ 86	$ 31	$ 15

SALES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue
Revenues,total	$ 10,924	$ 8,136	$ 7,613
Gains (losses) on non-hedge derivative contracts	121	(4)	38
Percentage of gold in gold dore (as a percent)	90.00%
Percentage of copper in copper cathodes (as a percent)	99.90%
Direct sales taxes	68	30	23
Gold
Revenue
Spot market sales	9,374	6,991	6,455
Concentrate sales	325	144	122
Gold bullion sales, total	9,699	7,135	6,577
Gains (losses) on non-hedge derivative contracts	26	56	19
Gains (losses) on embedded derivatives	3	1	(3)
Revenues subject to final price adjustments	66	8	15
Copper
Revenue
Copper cathode sales	1,098	943	1,007
Concentrate sales	4
Copper sales, total	1,102	943	1,007
Gains (losses) on non-hedge derivative contracts	40	(55)	67
Gains (losses) on embedded derivatives	10	4
Final price adjustments	21	45	(36)
Revenues subject to final price adjustments	143	88	45
Oil and gas sales
Revenue
Oil and gas sales	$ 123	$ 58	$ 29

COST OF SALES (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Cost of Sales
Cost of Sales	$ 4,201	[1]	$ 3,807	[1]	$ 3,706	[1]
Total costs and expenses	6,354		11,830		6,158
Charges to reduce the cost of inventory to net realizable value	3		6		62
Cost of inventory sold presented in amortization rather than cost of sales	1,097		964		893
Gold
Cost of Sales
Cost of Sales	3,542		3,230		3,211
Unrealized (gains) losses on non-hedge contracts	(6)		(7)		14
By-product revenues	(124)		(73)		(92)
Royalty expense	287		218		202
Mining production taxes	90		39		42
Total costs and expenses	3,789		3,407		3,377
Copper
Cost of Sales
Cost of Sales	349		362		315
By-product revenues	(4)		(1)
Total costs and expenses	345		361		315
Oil and gas sales
Cost of Sales
Cost of Sales	39		29		8
Royalty expense	28		10		6
Total costs and expenses	$ 67		$ 39		$ 14

[1]	Exclusive of amortization.

COST OF SALES (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
North America | Goldstrike | Net smelter return (NSR) royalty
Royalties
Royalty rate, low end of range (as a percent)	0.00%
Royalty rate, high end of range (as a percent)	5.00%
North America | Goldstrike | Net profits interest (NPI) royalty
Royalties
Royalty rate, low end of range (as a percent)	0.00%
Royalty rate, high end of range (as a percent)	6.00%
North America | Williams | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	1.50%
North America | Williams | Net value (NV) royalty
Royalties
Royalty rate, low end of range (as a percent)	0.75%
Royalty rate, high end of range (as a percent)	1.00%
North America | David Bell | Net smelter return (NSR) royalty
Royalties
Royalty rate, low end of range (as a percent)	3.00%
Royalty rate, high end of range (as a percent)	3.50%
North America | Round Mountain | Net smelter return sliding scale (NSRSS) royalty
Royalties
Royalty rate, low end of range (as a percent)	3.53%
Royalty rate, high end of range (as a percent)	6.35%
North America | Bald Mountain | Net smelter return (NSR) royalty
Royalties
Royalty rate, low end of range (as a percent)	2.90%
Royalty rate, high end of range (as a percent)	4.00%
North America | Bald Mountain | Net profits interest (NPI) royalty
Royalties
Royalty rate (as a percent)	10.00%
North America | Bald Mountain | Net smelter return sliding scale (NSRSS) royalty
Royalties
Royalty rate, low end of range (as a percent)	3.50%
Royalty rate, high end of range (as a percent)	7.00%
North America | Ruby Hill | Modified Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
North America | Cortez | Gross smelter return (GSR) royalty
Royalties
Royalty rate (as a percent)	1.50%
North America | Cortez - Pipeline/South Pipeline deposit | Gross smelter return (GSR) royalty
Royalties
Royalty rate, low end of range (as a percent)	0.40%
Royalty rate, high end of range (as a percent)	9.00%
North America | Cortez - portion of Pipeline/South Pipeline deposit | Net value (NV) royalty
Royalties
Royalty rate (as a percent)	5.00%
South America | Veladero | Modified Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.75%
South America | Lagunas Norte | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	2.51%
Australia Pacific | Porgera | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	2.00%
Australia Pacific | Porgera | Other.
Royalties
Royalty rate (as a percent)	0.25%
Australia Pacific | Queensland and Western Australia production | Gold revenue
Royalties
Royalty rate, low end of range (as a percent)	2.50%
Royalty rate, high end of range (as a percent)	2.70%
Australia Pacific | Cowal | Net gold revenue
Royalties
Royalty rate (as a percent)	4.00%
Africa | Bulyanhulu | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Africa | Tulawaka Mine | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Africa | North Mara - Nyabirama and Nyabigena pit | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Africa | North Mara - Nyabirama and Nyabigena pit | Land tenement (LT) royalty
Royalties
Royalty rate (as a percent)	1.00%
Africa | North Mara - Gokona pit | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Africa | North Mara - Gokona pit | Land tenement (LT) royalty
Royalties
Royalty rate (as a percent)	1.10%
Africa | Buzwagi | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Africa | Buzwagi | Net profits interest (NPI) royalty
Royalties
Royalty rate (as a percent)	30.00%
Barrick Energy | Net profits interest (NPI) royalty
Royalties
Royalty rate (as a percent)	0.40%
Barrick Energy | Crown royalty
Royalties
Royalty rate (as a percent)	22.10%
Barrick Energy | Overriding royalty (ORR)
Royalties
Royalty rate (as a percent)	0.54%
Donlin Creek | Net smelter return (NSR) royalty
Royalties
Royalty rate for first five years (as a percent)	1.50%
Royalty rate after five years (as a percent)	4.50%
Donlin Creek | Net profits interest (NPI) royalty
Royalties
Royalty rate (as a percent)	8.00%
Pascua-Lama Project - Chile gold production | Gross proceeds sliding scale (GPSS) royalty
Royalties
Royalty rate, low end of range (as a percent)	1.50%
Royalty rate, high end of range (as a percent)	9.80%
Pascua-Lama Project - Chile copper production | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	2.00%
Pascua-Lama Project - Argentina production | Modified Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Pueblo Viejo | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.20%
Pueblo Viejo | Net profits interest (NPI) royalty
Royalties
Royalty rate (as a percent)	28.75%
Cerro Casale | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%
Royalty cumulative cap	3
Reko Diq Project | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	2.00%
Kabanga Project | Net smelter return (NSR) royalty
Royalties
Royalty rate (as a percent)	3.00%

EXPLORATION AND PROJECT DEVELOPMENT EXPENSE (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Exploration:
Minesite exploration	$ 66	$ 42	$ 62
Projects	114	99	136
Total exploration expenses	180	141	198
Project development expense
Other projects	50	24	57
Project development expense	153	85	242
Project Development
Project development expense
Mining project development expense	103	61	185
Pueblo Viejo
Project development expense
Mining project development expense	3	(3)	62
Sedibelo.
Project development expense
Mining project development expense	2	8	17
Fedorova
Project development expense
Mining project development expense	1	2	24
Pascua-Lama
Project development expense
Mining project development expense	12	17	21
Kainantu
Project development expense
Mining project development expense	3	10	28
Cerro Casale
Project development expense
Mining project development expense	63
Other:
Project development expense
Mining project development expense	$ 19	$ 27	$ 33

OTHER EXPENSE AND INCOME (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other Expense
Other Expense	$ 463	$ 343	$ 302
Regional business unit costs
Other Expense
Other Expense	184	163	149
Severance costs
Other Expense
Other Expense	16	41	1
Organizational restructuring costs
Other Expense
Other Expense		21
Currency translation losses
Other Expense
Other Expense	26	8	37
Changes in estimate of AROs at closed mines
Other Expense
Other Expense	14	8	9
Finance charges
Other Expense
Other Expense	22
Community relations
Other Expense
Other Expense	35	14	21
Environmental costs
Other Expense
Other Expense	8	13	7
World Gold Council fees
Other Expense
Other Expense	16	14	11
Non-hedge derivative losses
Other Expense
Other Expense		1	17
Provision for supply contract restructuring costs
Other Expense
Other Expense	46
Pension and other post-retirement benefit expense
Other Expense
Other Expense	6	9	5
Other items
Other Expense
Other Expense	$ 90	$ 72	$ 45

OTHER EXPENSE AND INCOME (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Impairment Charges
Impairment of goodwill		$ 63	$ 584
Impairment of long-lived assets	7	214	14
Impairment of long-lived assets		178	14
Impairment charges (note 8B)	7	277	598
Write-down of investments		1	205
Impairment charges and write-down of investments	7	278	803
Plutonic
Impairment Charges
Impairment of goodwill		63
Impairment of long-lived assets		43
Osborne
Impairment Charges
Impairment of goodwill			64
Henty
Impairment Charges
Impairment of goodwill			30
Sedibelo.
Impairment Charges
Impairment of long-lived assets		158
Tire supply contract
Impairment Charges
Impairment of long-lived assets	7
Marigold
Impairment Charges
Impairment of goodwill			8
Impairment of long-lived assets			12
Highland Gold
Impairment Charges
Write-down of investments			140
Junior gold mining companies
Impairment Charges
Write-down of investments			26
Asset-Backed Commercial Paper
Impairment Charges
Write-down of investments			39
Kanowna
Impairment Charges
Impairment of goodwill			272
North Mara
Impairment Charges
Impairment of goodwill			216
Barrick Energy
Impairment Charges
Impairment of goodwill			$ 88

OTHER EXPENSE AND INCOME (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Component of Other Income, Nonoperating:
Other Income	$ 124	$ 112	$ 291
Percentage of additional interest acquired (as a percent)		40.00%
Gain on sale of assets
Component of Other Income, Nonoperating:
Other Income	21	13	187
Disposition of royalties to Royal Gold
Component of Other Income, Nonoperating:
Other Income			167
Sale of Doyon royalty
Component of Other Income, Nonoperating:
Other Income			9
Gain on sale of investments
Component of Other Income, Nonoperating:
Other Income	12	6	59
Available-for-sale securities.
Component of Other Income, Nonoperating:
Other Income			12
Asset-Backed Commercial Paper
Component of Other Income, Nonoperating:
Other Income			42
Cash proceeds from sale of Asset-Backed Commercial Paper			49
Gain on acquisition of assets
Component of Other Income, Nonoperating:
Other Income	29	72
Cerro Casale
Component of Other Income, Nonoperating:
Other Income	29
Percentage of additional interest acquired (as a percent)	25.00%
Hemlo
Component of Other Income, Nonoperating:
Other Income		72
Percentage of remaining interest acquired (as a percent)		50.00%
Royalty income
Component of Other Income, Nonoperating:
Other Income	7	5	25
Sale of water rights
Component of Other Income, Nonoperating:
Other Income	3	4	4
Non-hedge derivative gains
Component of Other Income, Nonoperating:
Other Income	24
Other-,
Component of Other Income, Nonoperating:
Other Income	$ 28	$ 12	$ 16

INCOME TAX EXPENSE (Details) (USD $) In Millions	3 Months Ended				12 Months Ended
	Dec. 31, 2010	Jun. 30, 2010	Dec. 31, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current
Canada					$ 15	$ (21)	$ 22
International					1,180	562	613
Total current income tax expense					1,195	541	635
Deferred
Canada					54	(11)	3
International					179	210	(146)
Total deferred income tax expense					233	199	(143)
Income tax expense before elements below					1,428	740	492
Net currency translation (gains) losses on deferred tax balances					(2)	(40)	98
Impact of legislative amendments in Australia					(78)
Dividend withholding tax	74				74
Canadian functional currency election				(70)		(70)
Canadian tax rate changes			59			59
Total expense					1,422	689	590
Current (2010) and deferred income tax (expense) recovery (2009 and 2008) - discontinued operations					(52)	(41)	4
Income tax expense					1,370	648	594
Income tax
Gains (losses) arising from deferred tax liabilities appreciation Of Canadian and Australian dollar against US Dollar	2				2
Gains (losses) arising from deferred tax liabilities weakening of Argentine Peso against US dollar	40				40
Income tax reconciliation, tax exempt income due to amendment		78
Canada
Income tax
Deferred tax liabilities	25				25
Argentina
Income tax
Deferred tax liabilities	106				106
Australia and Papua New Guinea
Income tax
Deferred tax liabilities	$ 144				$ 144

INCOME TAX EXPENSE (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Dec. 31, 2010	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation to Canadian Statutory Rate
Statutory rate (as a percent)			31.00%	33.00%	33.50%
At statutory rate			$ 1,422	$ (1,198)	$ 522
Allowances and Special tax deductions			(168)	(110)	(100)
Impact of foreign tax rates			73	1,786	(86)
Expenses not tax deductible			25	16	13
Impairment charges not tax deductible				21	199
Gain on acquisition of assets not taxable				(18)
Net currency translation (gains)/losses on deferred tax balances			(2)	(40)	98
Canadian functional currency election		(70)		(70)
Impact of legislative amendments in Australia			(78)
Release of valuation allowances			(129)		(175)
Valuation allowances set up against current year tax losses			73	163	74
Canadian tax rate changes				59
Dividend withholding tax	74		74
Other withholding taxes			21	16	21
Mining taxes			48	21	19
Other items			11	2	9
Income tax expense			$ 1,370	$ 648	$ 594

EARNINGS (LOSS) PER SHARE (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
EARNINGS (LOSS) PER SHARE
Income (loss) from continuing operations	$ 3,153	$ (4,371)	$ 889
Plus: interest on convertible debentures			3
Income (loss) available to common shareholders and after assumed conversions	3,153	(4,371)	892
Income (loss) from discontinued operations	121	97	(104)
Net income (loss), basic	3,274	(4,274)	785
Net income (loss), diluted	$ 3,274	$ (4,274)	$ 788
Weighted average shares outstanding	987	903	872
Effect of dilutive securities
Stock options	2		4
Convertible debentures	8		9
Weighted average diluted shares outstanding	997	903	885
Earnings (loss) per share
Income (loss) from continuing operations, basic	$ 3.19	$ (4.84)	$ 1.02
Income (loss) from continuing operations, diluted	$ 3.16	$ (4.84)	$ 1.01
Net income (loss), basic	$ 3.32	$ (4.73)	$ 0.9
Net income (loss), diluted	$ 3.28	$ (4.73)	$ 0.89

CASH FLOW - OTHER ITEMS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Adjustments for non-cash income statement items:
Currency translation (gains) losses (note 8A)	$ 26	$ 8	$ 37
Amortization of premium/discount	(6)	(6)	(7)
Amortization of debt issue costs (note 20B)	4	6	7
Stock option expense (note 28A)	14	20	25
Loss from equity investees (note 12)	41	87	64
Gain on sale of investments (note 8C)	(12)	(6)	(59)
Losses on write-down of inventory (note 13)	3	6	62
Non-controlling interests (notes 2B and 27)	23	6	12
Net change in operating assets and liabilities, excluding inventory	195	148	7
Revisions to AROs at closed mines and Barrick Energy (note 22)	8	10	9
Settlement of AROs (note 22)	(44)	(39)	(38)
Amortization of hedge gains/losses on acquired gold hedge position	(2)	(10)	(2)
Other net operating activities	250	230	117
Operating cash flow includes payments for:
Pension plan contributions (note 29A)	56	50	47
Cash interest paid	400	311	213
Investing Cash Flows - Other Items
Funding for equity investees (note 12)	(51)	(80)	(107)
Loans to joint venture partners			(4)
Purchase of land and water rights			(16)
Purchases of royalties			(42)
Long-term supply contract			(35)
Other		(7)	(27)
Other net investing activities	(51)	(87)	(231)
Financing Cash Flows - Other Items
Financing fees on long-term debt	(37)	(16)	(11)
Derivative settlements	12	(10)	(23)
Other net financing activities	$ (25)	$ (26)	$ (34)

EQUITY IN INVESTEES AND OTHER INVESTMENTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Equity Method Investment
Balance at the beginning of the period	$ 1,136	$ 1,085	$ 1,085
Purchases			42
Equity pick-up (loss) from equity investees	(41)	(87)	(64)
Capitalized interest	24	58	55
Funding	51	80	107
Impairment charges			(140)
Transfer to property, plant and equipment	(879)
Balance at the end of the period	291	1,136	1,085
Percentage of additional interest acquired (as a percent)		40.00%
Highland Gold
Equity Method Investment
Balance at the beginning of the period	41	35	169
Purchases			1
Equity pick-up (loss) from equity investees	12	6	5
Impairment charges			(140)
Balance at the end of the period	53	41	35
Atacama Copper
Equity Method Investment
Balance at the beginning of the period	157	157	118
Equity pick-up (loss) from equity investees	(19)	(39)	(32)
Capitalized interest	8	8	9
Funding	12	31	62
Balance at the end of the period	158	157	157
Cerro Casale
Equity Method Investment
Balance at the beginning of the period	861	815	734
Purchases			41
Equity pick-up (loss) from equity investees	(6)	(21)	(11)
Capitalized interest	12	46	42
Funding	12	21	9
Transfer to property, plant and equipment	(879)
Balance at the end of the period		861	815
Percentage of additional interest acquired (as a percent)	25.00%
Donlin Creek
Equity Method Investment
Balance at the beginning of the period	75	78	64
Equity pick-up (loss) from equity investees	(22)	(18)	(17)
Capitalized interest	4	4	4
Funding	22	11	27
Balance at the end of the period	79	75	78
Kabanga Project
Equity Method Investment
Balance at the beginning of the period	2
Equity pick-up (loss) from equity investees	(6)	(15)	(9)
Funding	5	17	9
Balance at the end of the period	$ 1	$ 2

EQUITY IN INVESTEES AND OTHER INVESTMENTS (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other Investments
Fair value	$ 203	$ 92
Gains (losses) in OCI	85	27
Long-term loan receivable	35
Gains on Investment Recorded in Earnings
Gains realized on sales	12	6	59
Cash proceeds from sales	15	7	76
Available-for-sale securities.
Other Investments
Fair value	171	61
Gains (losses) in OCI	85	27
Securities in an unrealized gain position
Other Investments
Fair value	169	60
Gains (losses) in OCI	85	27
Equity securities
Other Investments
Fair value	169	54
Gains (losses) in OCI	85	27
Benefit plans, Fixed-income
Other Investments
Fair value		1
Benefit plans, Equity
Other Investments
Fair value		5
Other equity securities
Other Investments
Fair value	2	1
Long-term loan receivable
Other Investments
Fair value	$ 32	$ 31

INVENTORIES (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Raw materials
Ore in stockpiles	$ 1,550	$ 1,129
Ore on leach pads	398	387
Finished products
Non-current ore in stockpiles	(1,106)	(796)
Inventories, Net	1,852	1,540
Gold
Raw materials
Ore in stockpiles	1,440	1,052
Ore on leach pads	242	215
Mine operating supplies	563	488
Work in process	265	215
Finished products
Gold dore	75	69
Gold concentrate	19	20
Total current and non-current inventory	2,604	2,059
Non-current ore in stockpiles	(958)	(679)
Inventories, Net	1,646	1,380
Copper
Raw materials
Ore in stockpiles	110	77
Ore on leach pads	156	172
Mine operating supplies	25	19
Work in process	48	5
Finished products
Copper cathode	15	4
Total current and non-current inventory	354	277
Non-current ore in stockpiles	(148)	(117)
Inventories, Net	$ 206	$ 160

INVENTORIES (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Inventories
Inventory impairment charges	$ 3	$ 6	$ 62
The maximum expected period, following the date the last ton of ore is placed on the leach pad, upon which leaching operations will terminate (in years)	6
Ore in stockpiles	1,550	1,129
Ore on leach pads	398	387
Purchase obligations for supplies and consumables	1,449
Round Mountain | Gold
Inventories
Ore on leach pads	25	18
Bald Mountain | Gold
Inventories
Ore on leach pads	15	24
Ruby Hill | Gold
Inventories
Ore on leach pads	10	24
Cortez | Gold
Inventories
Ore in stockpiles	365	98
Ore on leach pads	16	25
Veladero | Gold
Inventories
Ore in stockpiles	21	26
Ore on leach pads	87	75
Lagunas Norte | Gold
Inventories
Ore on leach pads	17	22
Porgera | Gold
Inventories
Ore in stockpiles	140	117
Cowal | Gold
Inventories
Ore in stockpiles	93	88
Gold
Inventories
Average cost per unit (in dollars per unit)	547	383
Ore in stockpiles	1,440	1,052
Ore on leach pads	242	215
Gold | Goldstrike ore that requires roasting
Inventories
Ore in stockpiles	499	452
Gold | Goldstrike ore that requires autoclaving
Inventories
Ore in stockpiles	42	46
Gold | Kalgoorlie
Inventories
Ore in stockpiles	89	80
Gold | Turquoise Ridge
Inventories
Ore in stockpiles	14	15
Gold | Other,
Inventories
Ore in stockpiles	177	130
Gold | Pierina
Inventories
Ore on leach pads	53	14
Gold | Marigold
Inventories
Ore on leach pads	19	13
Copper
Inventories
Average cost per unit (in dollars per unit)	1.1	1.01
Ore in stockpiles	110	77
Ore on leach pads	156	172
Copper | Zaldivar
Inventories
Ore in stockpiles	110	77
Ore on leach pads	$ 156	$ 172

ACCOUNTS RECEIVABLE AND OTHER CURRENT ASSETS (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable
Amounts due from concentrate sales	$ 22	$ 9
Amounts due from copper cathode sales	159	109
Other receivables	165	133
Accounts receivable, total	346	251
Other current assets
Derivative assets (note 20E)	615	214
Goods and services taxes recoverable (1)	211	201
Deferred share-based compensation (note 28b)	13	7
Prepaid expenses	95	92
Other	13	10
Other current assets, total	947	524
South America
Other current assets
VAT and fuel tax receivables	132	111
Africa
Other current assets
VAT and fuel tax receivables	$ 59	$ 50

PROPERTY, PLANT AND EQUIPMENT (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Changes in tangible assets, property, plant and equipment
Balance at the beginning of the period	$ 13,125	$ 11,505	$ 8,435
Additions	3,564	2,284	1,811
Acquisitions	2,100	276	2,018
Capitalized interest	265	211	167
Amortization	(1,331)	(1,033)	(912)
Impairments		(178)	(14)
Currency translation adjustment	28	60
Balance at the end of the period	17,751	13,125	11,505
Changes in accumulated depreciation, depletion and amortization
Balance at the beginning of the period	(9,677)	(8,665)	(7,598)
Additions	43	21	(155)
Amortization	(1,331)	(1,033)	(912)
Balance at the end of the period	(10,965)	(9,677)	(8,665)
Assets subject to amortization
Changes in tangible assets, property, plant and equipment
Balance at the beginning of the period	18,716	16,790	14,073
Additions	533	445	584
Acquisitions	252	276	1,609
Capitalized interest	14	71	57
Impairments		(56)	(14)
Currency translation adjustment	28	60
Transfers between categories	1,263	1,130	481
Balance at the end of the period	20,806	18,716	16,790
Capital Projects
Changes in tangible assets, property, plant and equipment
Balance at the beginning of the period	2,517	1,916	1,089
Additions	1,957	1,207	756
Acquisitions	1,732
Capitalized interest	241	132	102
Impairments		(122)
Transfers between categories	5	(616)	(31)
Balance at the end of the period	6,452	2,517	1,916
Exploration Properties, capital projects and VBPP
Changes in tangible assets, property, plant and equipment
Balance at the beginning of the period	632	713	474
Additions	(1)	3
Acquisitions	116		409
Capitalized interest	10	8	8
Transfers between categories	(64)	(92)	(178)
Balance at the end of the period	693	632	713
Construction in progress
Changes in tangible assets, property, plant and equipment
Balance at the beginning of the period	937	751	397
Additions	1,032	608	626
Transfers between categories	(1,204)	(422)	(272)
Balance at the end of the period	$ 765	$ 937	$ 751

PROPERTY, PLANT AND EQUIPMENT (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Tangible assets Property, Plant and Equipment
Increase (decrease) in amortization expense due to transfers from VBPP to proven and probable reserves	$ 3	$ 3	$ 5
Changes in Value Beyond Proven and Probable
Balance at the beginning of the period	423	516	313
VBPP conversion to reserves	(64)	(93)	(178)
Acquisitions			381
Balance at the end of the period	359	423	516
Additional interest acquired in Cortez (as a percent)		40.00%
Number of years development costs at underground mines may be incurred (in years)	25
Carrying value of our capital leases	$ 72
Ore processing facilities | Buildings, Plant and Equipment
Changes in Value Beyond Proven and Probable
Longest estimated useful economic life (in years)	25
Mining equipment | Buildings, Plant and Equipment
Changes in Value Beyond Proven and Probable
Longest estimated useful economic life (in years)	15
Cortez
Changes in Value Beyond Proven and Probable
Additional interest acquired in Cortez (as a percent)			40.00%

PROPERTY, PLANT AND EQUIPMENT (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended																3 Months Ended			12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2010 Exploration Properties, capital projects and VBPP	Dec. 31, 2009 Exploration Properties, capital projects and VBPP	Dec. 31, 2010 PNG land positions	Dec. 31, 2009 PNG land positions	Dec. 31, 2010 Tanzanian exploration properties	Dec. 31, 2010 REN joint venture.	Dec. 31, 2010 Other;	Dec. 31, 2009 Other;	Dec. 31, 2010 Pascua-Lama	Dec. 31, 2009 Pascua-Lama	Dec. 31, 2010 Pueblo Viejo	Dec. 31, 2009 Pueblo Viejo	Sep. 30, 2009 Sedibelo.	Dec. 31, 2009 Sedibelo.	Dec. 31, 2008 Sedibelo.	Dec. 31, 2010 Cerro Casale	Dec. 31, 2009 Plutonic	Dec. 31, 2008 Marigold	Dec. 31, 2008 Osborne
Property, Plant and Equipment
Property, plant and equipment	$ 17,751	$ 13,125	$ 11,505	$ 8,435	$ 7,145	$ 3,149	$ 194	$ 187	$ 82	$ 36	$ 22	$ 22	$ 2,164	$ 1,196	$ 2,502	$ 1,321		$ 9		$ 1,786
VBPP at producing mines	359	423	516	313
Percentage of additional interest acquired (as a percent)		40.00%																		25.00%
Interest capitalized during the year	289	269	222
Decrease in amortization expense due to changes in reserve estimates		70	57
Amortization	1,149	1,016	912
Accretion	47	57	45
Amortization and accretion (notes 4 and 15B)	1,196	1,073	957
Impairment of long-lived assets		178	14														158				43	12	57
Ownership interest in property required for Bankable feasibility study (as a percent)																			10.00%
Right to increase interest in property (as a percent)																		65.00%
Cash paid on acquisition	828	103																106
Commitments for construction activities of capital projects	$ 1,254

PROPERTY, PLANT AND EQUIPMENT (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Insurance Proceeds
Insurance Proceeds	$ 8	$ 44	$ 32
Cost of sales
Insurance Proceeds
Insurance Proceeds	2	18	30
Other income
Insurance Proceeds
Insurance Proceeds	$ 6	$ 26	$ 2

INTANGIBLE ASSETS (Details) (USD $) In Millions	3 Months Ended		12 Months Ended
	Jun. 30, 2010	Sep. 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Intangible Assets by Major Class
Gross carrying amount			$ 156	$ 81
Accumulated amortization			16	15
Net carrying amount			140	66
Aggregate period amortization expense			1
Estimated aggregate amortization expense 2011			0
Estimated aggregate amortization expense 2012			2
Estimated aggregate amortization expense 2013			2
Estimated aggregate amortization expense 2014			2
Estimated aggregate amortization expense 2015			2
Impairment of intangible assets	7	34
South America
Intangible Assets by Major Class
Gross carrying amount			116
Cerro Casale | Water rights
Intangible Assets by Major Class
Investment in intangible assets			75
Sedibelo. | Water rights
Intangible Assets by Major Class
Investment in intangible assets				26
Impairment of intangible assets		34
Water rights
Intangible Assets by Major Class
Gross carrying amount			116	40
Net carrying amount			116	40
Technology
Intangible Assets by Major Class
Gross carrying amount			17	17
Net carrying amount			17	17
Supply contracts
Intangible Assets by Major Class
Gross carrying amount			23	24
Accumulated amortization			16	15
Net carrying amount			7	9
Impairment of intangible assets	$ 7

GOODWILL (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended							12 Months Ended																12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2009 Hemlo North America Gold	Dec. 31, 2009 North America Gold	Dec. 31, 2008 North America Gold	Dec. 31, 2010 North America Gold	Dec. 31, 2008 North America Gold Marigold	Dec. 31, 2008 North America Gold Cortez	Dec. 31, 2008 North America Gold Storm property	Dec. 31, 2009 Gold Plutonic Australia.	Dec. 31, 2008 Gold Kanowna Australia.	Dec. 31, 2009 Gold Australia.	Dec. 31, 2008 Gold Australia.	Dec. 31, 2010 Gold Australia.	Dec. 31, 2010 South America Gold	Dec. 31, 2009 South America Gold	Dec. 31, 2008 South America Gold	Dec. 31, 2007 South America Gold	Dec. 31, 2010 South America Copper	Dec. 31, 2009 South America Copper	Dec. 31, 2008 South America Copper	Dec. 31, 2007 South America Copper	Dec. 31, 2010 Copper Africa	Dec. 31, 2008 Copper Africa	Dec. 31, 2008 Copper Africa North Mara	Dec. 31, 2008 Barrick Energy	Dec. 31, 2010 Barrick Energy Other-	Dec. 31, 2008 Barrick Energy Other-	Dec. 31, 2008 Cortez	Dec. 31, 2010 Bountiful, Puskwa and Dolomite	Dec. 31, 2010 Tusker Gold Limited	Dec. 31, 2009 Plutonic	Dec. 31, 2008 Kanowna	Dec. 31, 2008 North Mara	Dec. 31, 2008 Marigold
Goodwill
Balance at the beginning of the period	$ 5,197	$ 5,280	$ 5,753		$ 2,396	$ 2,381	$ 2,376						$ 1,543	$ 1,815	$ 1,480	$ 441	$ 441	$ 441	$ 441	$ 743	$ 743	$ 743	$ 743	$ 157	$ 373
Additions	86		119			23			20	3														22				64	96		64	22
Other	4	(20)	(8)		(20)																							4	(8)
Impairments		(63)	(584)			(8)		(8)			(63)	(272)	(63)	(272)											(216)	(216)	(88)		(88)				(63)	(272)	(216)	(8)
Balance at the end of the period	$ 5,287	$ 5,197	$ 5,280		$ 2,376	$ 2,396	$ 2,376						$ 1,480	$ 1,543	$ 1,480	$ 441	$ 441	$ 441	$ 441	$ 743	$ 743	$ 743	$ 743	$ 179	$ 157			$ 68
Percentage of additional interest acquired (as a percent)		40.00%		50.00%					40.00%	40.00%																				40.00%

GOODWILL (Details 2)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
GOODWILL
Estimated price of gold, first year (in dollars per ounce)	1,250	1,050
Estimated price of gold, second year (in dollars per ounce)	1,250	950
Estimated long-term price of gold (in dollars per ounce)	1,150	950
Estimated price of copper, first year (in dollars per pound)	3.25	2.5
Estimated price of copper, second year (in dollars per pound)	3.25	2.25
Estimated long-term price of copper (in dollars per pound)	2.75	2.25
Estimated average oil price (in dollars per barrel)	75	75

GOODWILL (Details 3)	12 Months Ended																				1 Months Ended
	Dec. 31, 2010 United States Gold	Dec. 31, 2009 United States Gold	Dec. 31, 2010 Australia Gold	Dec. 31, 2009 Australia Gold	Dec. 31, 2010 Argentina Gold	Dec. 31, 2009 Argentina Gold	Dec. 31, 2010 Tanzania Gold	Dec. 31, 2009 Tanzania Gold	Dec. 31, 2010 Papua New Guinea Gold	Dec. 31, 2009 Papua New Guinea Gold	Dec. 31, 2010 Peru Gold	Dec. 31, 2009 Peru Gold	Dec. 31, 2010 Chile Copper	Dec. 31, 2009 Chile Copper	Dec. 31, 2010 North America Gold	Dec. 31, 2009 North America Gold	Dec. 31, 2010 South America Gold	Dec. 31, 2009 South America Gold	Dec. 31, 2010 Africa Gold	Dec. 31, 2009 Africa Gold	Oct. 31, 2010 Gold
Real Weighted Average Discount Rate.
Real discount rate for computation of present value of net future cash flows, low end of the range (as a percent)	2.31%	3.03%	3.05%	3.53%			7.12%	8.79%			3.76%	4.87%
Real discount rate for computation of present value of net future cash flows, high end of the range (as a percent)	3.87%	4.61%	3.83%	4.45%			8.67%	10.37%			4.53%	5.78%
Real discount rate for computation of present value of net future cash flows (as a percent)					10.25%	12.52%			8.67%	8.46%			8.94%	8.82%
NAV multiples for assessment of fair value
Mine life of mines using the low end of the range of NAV multiples																					Five years or less
Mine life of mines using the median of the range of NAV multiples																					Greater than five years
Mine life of mines using the median, plus an additional percentage increase, of the range of NAV multiples																					Twenty years or greater
Percentage increase added to median range of NAV multiples for mines with lives of twenty years or greater (as a percent)																					20.00%
NAV multiples used to assess fair value of gold reporting units, range			1.0 - 1.6	1.3 - 1.8											1.0 - 1.9	1.2 - 2.2	1.0 - 1.5	1.1 - 1.6	1.0 - 1.7	1.2 - 2.0

OTHER ASSETS (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 South America	Dec. 31, 2009 South America	Dec. 31, 2010 Africa	Dec. 31, 2009 Africa	Dec. 31, 2009 Fixed rate notes	Oct. 16, 2009 Fixed rate notes BPDAF	Mar. 19, 2009 Fixed rate note of 6.95%	Dec. 31, 2009 Fixed rate note of 6.95%	Dec. 31, 2010 Pueblo Viejo
Other Assets
Non-current ore in stockpiles (note 13)	$ 1,106	$ 796
Derivative assets (note 20E)	511	290
Goods and services taxes recoverable(1)	138	124
Debt issue costs	54	42
Unamortized share-based compensation (note 28B)	70	67
Notes receivable	90	94
Deposits receivable		11
Other	101	107
Other Assets,Total	2,070	1,531
VAT and fuel tax receivables			75	94	63	30
Debt issue costs							16				9
Debenture issuances							$ 1,250	$ 1,250	$ 750	$ 750

OTHER CURRENT LIABILITIES (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Other Current Liabilities
Asset retirement obligations (note 22)	$ 88	$ 85
Derivative liabilities (Note 20E)	278	199
Post-retirement benefits (note 29)	10	16
Income taxes payable (note 9)	535	94
Other	94	67
Other Current Liabilities, Total	964	475
Other Liabilities
Other Current Liabilities
Derivative liabilities (Note 20E)	173	180
RSUs
Other Current Liabilities
Restricted stock units (note 28B).	$ 64	$ 33

FINANCIAL INSTRUMENTS (Details) (USD $)	12 Months Ended				1 Months Ended	12 Months Ended				12 Months Ended						0 Months Ended		1 Months Ended		0 Months Ended			12 Months Ended	1 Months Ended			3 Months Ended	12 Months Ended										1 Months Ended					12 Months Ended											12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010	Dec. 31, 2007	Oct. 19, 2010 2.75% Convertible Senior Debentures	Dec. 31, 2010 2.75% Convertible Senior Debentures	Dec. 31, 2009 2.75% Convertible Senior Debentures	Dec. 31, 2008 2.75% Convertible Senior Debentures	Oct. 20, 2010 2.75% Convertible Senior Debentures	Dec. 31, 2010 Long Term Debt.	Dec. 31, 2009 Long Term Debt.	Dec. 31, 2008 Long Term Debt.	Dec. 31, 2010 Fixed rate notes	Dec. 31, 2009 Fixed rate notes	Dec. 31, 2008 Fixed rate notes	Oct. 16, 2009 Fixed rate notes BPDAF	Dec. 31, 2010 Fixed rate notes BPDAF	Sep. 30, 2008 Fixed rate notes the LLCs	Dec. 31, 2010 Fixed rate notes the LLCs	Oct. 16, 2009 BPDAF Fixed rate notes, 5.95%	Oct. 16, 2009 BPDAF Fixed rate notes, 4.95%	Mar. 19, 2009 Fixed rate note of 6.95%	Dec. 31, 2009 Fixed rate note of 6.95%	Sep. 30, 2008 Fixed rate note of 6.125% the LLCs	Sep. 30, 2008 Fixed rate note of 6.8% the LLCs	Sep. 30, 2008 Fixed rate note of 7.5% the LLCs	Sep. 30, 2004 5.80%/4.875% notes	Dec. 31, 2010 5.80%/4.875% notes	Dec. 31, 2009 5.80%/4.875% notes	Dec. 31, 2008 5.80%/4.875% notes	Dec. 31, 2009 Copper-linked notes	Dec. 31, 2008 Copper-linked notes	Dec. 31, 2009 US dollar notes	Dec. 31, 2008 US dollar notes	Dec. 31, 2010 US dollar notes	Dec. 31, 2010 US dollar notes of 5.75%	Dec. 31, 2010 US dollar notes of 6.35%	Jun. 30, 2010 Pueblo Viejo Project financing	Apr. 30, 2010 Pueblo Viejo Project financing	Apr. 30, 2010 Pueblo Viejo Project financing $400 million tranche	Apr. 30, 2010 Pueblo Viejo Project financing $375 million tranche	Apr. 30, 2010 Pueblo Viejo Project financing $260 million tranche	Dec. 31, 2010 Project financing	Dec. 31, 2009 Project financing	Dec. 31, 2008 Project financing	Dec. 31, 2010 Project financing Minera Argentina Gold S.A.	Dec. 31, 2010 Capital leases	Dec. 31, 2009 Capital leases	Dec. 31, 2008 Capital leases	Dec. 31, 2010 Other debt obligations	Dec. 31, 2009 Other debt obligations	Dec. 31, 2008 Other debt obligations	Dec. 31, 2010 Other floating debt obligation	Dec. 31, 2010 Other fixed debt obligation	Dec. 31, 2010 First credit facility	Dec. 31, 2008 First credit facility	Dec. 31, 2009 Demand financing facility	Dec. 31, 2008 Demand financing facility	Dec. 31, 2007 Demand financing facility
Cash and Equivalents
Cash equivalent, threshold number of days (in days)			90
Cash deposits	$ 509,000,000		$ 1,345,000,000
Term deposits	298,000,000		1,236,000,000
Treasury bills	125,000,000
Money market investments	1,632,000,000		1,387,000,000
Total, Cash and equivalents	2,564,000,000	1,437,000,000	3,968,000,000	2,207,000,000
Long term debt
Number of tranches in which debt was issued																2																							3
Beginning balance						285,000,000	289,000,000	293,000,000		6,335,000,000	4,443,000,000	3,255,000,000	3,214,000,000	1,250,000,000														748,000,000	747,000,000	745,000,000	190,000,000	515,000,000	805,000,000	480,000,000	996,000,000								62,000,000	115,000,000	214,000,000	62,000,000	62,000,000	70,000,000	85,000,000	968,000,000	977,000,000	923,000,000
Proceeds											2,154,000,000	2,717,000,000		1,964,000,000	1,250,000,000																		190,000,000	325,000,000				782,000,000		400,000,000		260,000,000	754,000,000									152,000,000				990,000,000
Proceeds, net of issuance cost										754,000,000
Repayments/Redemptions						281,000,000				430,000,000	284,000,000	1,585,000,000																			190,000,000	325,000,000											62,000,000	53,000,000	99,000,000	62,000,000	24,000,000	25,000,000	21,000,000	63,000,000	16,000,000	150,000,000				990,000,000
Amortization and Other						(4,000,000)	(4,000,000)	(4,000,000)		33,000,000	22,000,000	56,000,000	3,000,000															4,000,000	1,000,000	2,000,000			1,000,000														34,000,000	17,000,000	6,000,000	(4,000,000)	7,000,000	52,000,000
Ending balance							285,000,000	289,000,000		6,692,000,000	6,335,000,000	4,443,000,000	3,217,000,000	3,214,000,000	1,250,000,000													752,000,000	748,000,000	747,000,000		190,000,000	996,000,000	805,000,000	996,000,000								754,000,000	62,000,000	115,000,000		72,000,000	62,000,000	70,000,000	901,000,000	968,000,000	977,000,000
Current portion of long term debt	(54,000,000)	(93,000,000)	(14,000,000)	(102,000,000)																																											(14,000,000)
Long-term debt, non-current portion	6,281,000,000	4,350,000,000	6,678,000,000	3,153,000,000
Repayment of short-term debt	113,000,000	18,000,000																																																							113,000,000	18,000,000
Short term debt		113,000,000		131,000,000																																																						113,000,000	131,000,000
Interest rate, low end of the range (as a percent)																												0.04875	0.04875	0.04875																								0.0475
Interest rate, high end of the range (as a percent)																												0.058	0.058	0.058																								0.0805
Interest rate on debentures (as a percent)									2.75%											5.95%	4.95%	6.95%		6.13%	6.80%	7.50%										5.75%	6.35%				4.02%
Debt issued that matures on November 15, 2034																											400,000,000
Debt issued that matures on November 15, 2014																											350,000,000
Debt discount, debt issued that matures on November 15, 2034																											3,000,000
Debt discount, debt issued that matures on November 15, 2014																											2,000,000
Aggregate amount of other debt obligations																																																					100,000,000	801,000,000
Debt instrument redemption price (as a percent)									100.83%
Redemption amount of securities (per unit)									1,008.63
Basis in project (as a percent)																																						100.00%	100.00%
Interest rate reference																																								LIBOR		LIBOR													LIBOR
Maturity period of debt (in years)																				30	10	10		5	10	30														15	15	12
Debt Instrument, Variable Rate through first period (as a percent)																																								3.25%		3.25%
Debt Instrument, Variable Rate for second period (as a percent)																																								5.10%		4.85%
Period during which second variable rate is applicable (in years)																																								years 13-15		years 11-12
Financing fees paid														16,000,000																								28,000,000
Maximum borrowing capacity permitted																																							1,035,000,000	400,000,000	375,000,000	260,000,000													1,500,000,000
Additional basis points on libor for unsecured credit facility low end of range (as a percent)																																																							0.25%
Variable interest rate added to reference rate, high end of range (as a percent)																																																							0.35%
Commitment rate on undrawn credit facility, low end of range (as a percent)																																																							0.07%
Commitment rate on undrawn credit facility, high end of range (as a percent)																																																							0.08%
Credit facility maturing in 2012																																																							50,000,000
Credit facility maturing in 2013																																																							1,450,000,000
Debt issued														1,250,000,000		1,250,000,000		1,250,000,000				750,000,000	750,000,000
Principal amount of securities (per unit)					1,000				1,000
Conversion rate per common share (in shares)					40.9378
Principal amount of securities																				850,000,000	400,000,000			500,000,000	500,000,000	250,000,000										400,000,000	600,000,000
Irrevocable guarantee on debentures																	$ 1,250,000,000		$ 1,250,000,000

FINANCIAL INSTRUMENTS (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Debt Instrument
Interest cost	$ 410	$ 326	$ 243
Less: interest capitalized	(289)	(269)	(222)
Interest expense	121	57	21
Cash interest paid	400	311	213
Amortization of debt issue costs	4	6	7
Amortization of premium/discount	(6)	(6)	(7)
Losses on interest rate hedges	2	3	1
Increase (decrease) in interest accruals	10	12	29
Scheduled Debt Repayments
Due in 2012	120
Due in 2013	603
Due in 2014	426
Due in 2015	1,176
Due 2016 and thereafter	4,308
Fixed rate notes
Debt Instrument
Interest cost	211	142	26
Effective rate (as a percent)	6.49%	6.40%	7.00%
Scheduled Debt Repayments
Due in 2013	500
Due 2016 and thereafter	2,750
5.80%/4.875% notes
Debt Instrument
Interest cost	41	44	42
Effective rate (as a percent)	5.48%	5.80%	5.70%
Scheduled Debt Repayments
Due in 2014	350
Due 2016 and thereafter	400
US dollar notes
Debt Instrument
Interest cost	62	62	62
Effective rate (as a percent)	6.22%	6.20%	6.20%
Scheduled Debt Repayments
Due in 2015	1,000
2.75% Convertible Senior Debentures
Debt Instrument
Interest cost	2	3	4
Effective rate (as a percent)	0.80%	0.80%	1.50%
Project financing
Debt Instrument
Interest cost	16	8	19
Effective rate (as a percent)	3.65%	8.20%	11.00%
Scheduled Debt Repayments
Due in 2013	38
Due in 2014	76
Due in 2015	76
Due 2016 and thereafter	592
Capital leases
Debt Instrument
Interest cost	3	2	4
Effective rate (as a percent)	4.30%	5.60%	5.00%
Scheduled Debt Repayments
Due in 2011	14
Due in 2012	17
Due in 2013	16
Due in 2014	10
Due in 2015	8
Due 2016 and thereafter	7
Other debt obligations
Debt Instrument
Interest cost	47	49	50
Effective rate (as a percent)	4.94%	5.10%	5.30%
Scheduled Debt Repayments
Due in 2012	120
Due in 2013	65
Due in 2015	100
Due 2016 and thereafter	566
Deposit on silver sale agreement.
Debt Instrument
Interest cost	21	6
Effective rate (as a percent)	8.59%	8.59%
First credit facility
Debt Instrument
Interest cost			17
Effective rate (as a percent)			3.30%
Demand financing facility
Debt Instrument
Interest cost		5	11
Effective rate (as a percent)		8.70%	8.90%
Other interest
Debt Instrument
Interest cost	$ 7	$ 5	$ 8

FINANCIAL INSTRUMENTS (Details 3) (USD $)	12 Months Ended
Dec. 31, 2010
Derivative
Gain on premium	$ 2,000,000
Loss on position	1,000,000
USD pay-fixed swaptions outstanding	200,000,000
U.S. dollar interest rate contract, Total receive-fixed swap positions
Notional amount by term to maturity
Notional amount by term to maturity, maturing in 2 to 3 years	100,000,000
Notional amount by term to maturity, maturing in 4 to 5 years	100,000,000
Notional amount of derivatives by term to maturity	200,000,000
Accounting classification by notional amount
Fair value hedge	200,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	6,000,000
U.S. dollar interest rate contract, Total pay-fixed swap positions
Notional amount by term to maturity
Notional amount by term to maturity, maturing in 4 to 5 years	(100,000,000)
Notional amount of derivatives by term to maturity	(100,000,000)
Accounting classification by notional amount
Non-hedge	(100,000,000)
Derivative Fair Value of Derivative Asset (Liabilities)	(3,000,000)
U.S. dollar interest rate contract, Total pay-fixed swaption positions
Derivative
Net USD pay-fixed swaptions	100,000,000
Notional amount by term to maturity
Notional amount by term to maturity, maturing in 4 to 5 years	(200,000,000)
Notional amount of derivatives by term to maturity	(200,000,000)
Accounting classification by notional amount
Non-hedge	(200,000,000)
Derivative Fair Value of Derivative Asset (Liabilities)	(2,000,000)
A $:US $ contracts (A $ millions)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	1,638,000,000
Notional amount by term to maturity, maturing in 2 to 3 years	2,064,000,000
Notional amount by term to maturity, maturing in 4 to 5 years	515,000,000
Notional amount of derivatives by term to maturity	4,217,000,000
Accounting classification by notional amount
Cash flow hedge	4,217,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	804,000,000
C $:US $ contracts (C $ millions)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	353,000,000
Notional amount by term to maturity, maturing in 2 to 3 years	19,000,000
Notional amount of derivatives by term to maturity	372,000,000
Accounting classification by notional amount
Cash flow hedge	372,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	12,000,000
CLP:US $ contracts (CLP millions)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	172,595,000,000
Notional amount by term to maturity, maturing in 2 to 3 years	71,800,000,000
Notional amount of derivatives by term to maturity	244,395,000,000
Accounting classification by notional amount
Cash flow hedge	98,295,000,000
Non-hedge	146,100,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	37,000,000
EUR:US $ contracts (EUR millions)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	10,000,000
Notional amount by term to maturity, maturing in 2 to 3 years	10,000,000
Notional amount of derivatives by term to maturity	20,000,000
Accounting classification by notional amount
Cash flow hedge	20,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	(1,000,000)
PGK:US $ contracts (PGK millions)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	54,000,000
Notional amount of derivatives by term to maturity	54,000,000
Accounting classification by notional amount
Non-hedge	54,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	1,000,000
Gold contracts
Derivative
Gain on premium	26,000,000
Long positions (in ounces)	100,000
Gold contracts | Put Option
Derivative
Average outstanding notional volume of gold contracts (in ounces)	300,000
Gold contracts | Call option sold
Derivative
Average outstanding notional volume of gold contracts (in ounces)	300,000
Copper contracts
Derivative
Gain on premium	7,000,000
Long positions (in pounds)	7,000,000
Copper contracts | Call option sold
Derivative
Average outstanding notional volume of copper contracts (in pounds)	5,000,000
Copper collar sell contracts (millions of pounds)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	278,000,000
Notional amount by term to maturity, maturing in 2 to 3 years	8,000,000
Notional amount of derivatives by term to maturity	286,000,000
Accounting classification by notional amount
Cash flow hedge	185,000,000
Non-hedge	101,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	(128,000,000)
Diesel contracts (thousands of barrels)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	2,316,000
Notional amount by term to maturity, maturing in 2 to 3 years	2,341,000
Notional amount by term to maturity, maturing in 4 to 5 years	50,000
Notional amount of derivatives by term to maturity	4,707,000
Accounting classification by notional amount
Cash flow hedge	4,707,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	55,000,000
Propane contracts (millions of gallons)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	13,000,000
Notional amount by term to maturity, maturing in 2 to 3 years	6,000,000
Notional amount of derivatives by term to maturity	19,000,000
Accounting classification by notional amount
Cash flow hedge	19,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	3,000,000
Electricity contracts (thousands of megawatt hours)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	53,000
Notional amount by term to maturity, maturing in 2 to 3 years	35,000
Notional amount of derivatives by term to maturity	88,000
Accounting classification by notional amount
Non-hedge	88,000
Copper net call spread contracts (millions of pounds)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	132,000,000
Notional amount of derivatives by term to maturity	132,000,000
Accounting classification by notional amount
Non-hedge	132,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	23,000,000
Copper net collar buy contracts (millions of pounds)
Notional amount by term to maturity
Notional amount by term to maturity, maturing within 1 year	79,000,000
Notional amount of derivatives by term to maturity	79,000,000
Accounting classification by notional amount
Non-hedge	79,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	56,000,000
Silver collar sell contracts (millions of ozs)
Notional amount by term to maturity
Notional amount by term to maturity, maturing in 4 to 5 years	15,000,000
Notional amount of derivatives by term to maturity	15,000,000
Accounting classification by notional amount
Cash flow hedge	15,000,000
Derivative Fair Value of Derivative Asset (Liabilities)	$ (15,000,000)

FINANCIAL INSTRUMENTS (Details 4) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Fair Values of Derivative Instruments
Total derivatives assets classified as hedging instruments	$ 949	$ 427
Total derivatives assets not designated as hedging instruments	177	77
Total derivatives Assets	1,126	504
Total derivatives liabilities classified as hedging instruments	193	140
Total derivatives liabilities not designated as hedging instruments	85	59
Total derivatives liabilities	278	199
Other Liabilities | US dollar interest rate contract
Fair Values of Derivative Instruments
Total derivatives liabilities not designated as hedging instruments	5	7
US dollar interest rate contract | Other Assets
Fair Values of Derivative Instruments
Total derivatives assets classified as hedging instruments	6
Total derivatives assets not designated as hedging instruments		1
Other Liabilities | Currency contracts
Fair Values of Derivative Instruments
Total derivatives liabilities classified as hedging instruments	1	9
Total derivatives liabilities not designated as hedging instruments	7	9
Currency contracts | Other Assets
Fair Values of Derivative Instruments
Total derivatives assets classified as hedging instruments	831	374
Total derivatives assets not designated as hedging instruments	30	15
Other Liabilities | Commodity contracts
Fair Values of Derivative Instruments
Total derivatives liabilities classified as hedging instruments	192	131
Total derivatives liabilities not designated as hedging instruments	73	43
Commodity contracts | Other Assets
Fair Values of Derivative Instruments
Total derivatives assets classified as hedging instruments	112	53
Total derivatives assets not designated as hedging instruments	147	61
Other Liabilities
Fair Values of Derivative Instruments
Total derivatives liabilities	$ 173	$ 180

FINANCIAL INSTRUMENTS (Details 5) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Currency contracts | Cash Flow Hedges
Derivative contracts relating to copper
Gain or loss on derivatives instruments recorded in OCI	$ 658,000,000	$ 910,000,000
A $:US $ contracts (A $ millions) | Cash Flow Hedges | Designated hedge
Derivative
Notional amount of currency contracts entered into during the year	1,449,000,000
A $:US $ contracts (A $ millions) | Cash Flow Hedges | Designated hedge | Operating and/or sustaining capital expense
Derivative
Notional monetary amount of derivative contract	110,000,000
A $:US $ contracts (A $ millions) | Cash Flow Hedges | Designated hedge | Pre-production expenditures
Derivative
Notional monetary amount of derivative contract	55,000,000
C $:US $ contracts (C $ millions) | Cash Flow Hedges | Designated hedge
Derivative
Notional amount of currency contracts entered into during the year	370,000,000
C $:US $ contracts (C $ millions) | Cash Flow Hedges | Designated hedge | Operating and/or sustaining capital expense
Derivative
Notional monetary amount of derivative contract	295,000,000
Effective portion of hedge (as a percent)	100.00%
CLP:US $ contracts (CLP millions) | Cash Flow Hedges | Designated hedge
Derivative
Notional amount of currency contracts entered into during the year	145,885,000,000
CLP:US $ contracts (CLP millions) | Cash Flow Hedges | Designated hedge | Operating and/or sustaining capital expense
Derivative
Notional monetary amount of derivative contract	30,780,000,000
Percentage effectiveness of collar contracts (as a percent)	100.00%
CLP:US $ contracts (CLP millions) | Cash Flow Hedges | Designated hedge | Pre-production expenditures
Derivative
Notional monetary amount of derivative contract	54,900,000,000
EUR:US $ contracts (EUR millions) | Cash Flow Hedges | Designated hedge
Derivative
Notional amount of currency contracts entered into during the year	13,000,000
EUR:US $ contracts (EUR millions) | Cash Flow Hedges | Designated hedge | Pre-production expenditures
Derivative
Notional monetary amount of derivative contract	20,000,000
PGK:US $ contracts (PGK millions) | Cash Flow Hedges | Designated hedge
Derivative
Notional amount of currency contracts entered into during the year	42,000,000
Commodity contracts | Cash Flow Hedges
Derivative contracts relating to copper
Gain or loss on derivatives instruments recorded in OCI	(46,000,000)	(205,000,000)
Copper contracts | Cash Flow Hedges | Designated hedge
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	185,000,000
Copper contracts | Cash Flow Hedges | Designated hedge | Call option sold
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	4.35
Copper contracts | Cash Flow Hedges | Designated hedge | Put option purchased
Derivative contracts relating to copper
Average Strike Price of collar options (in dollars per unit)	3
Copper contracts | Cash Flow Hedges | Non-hedge contracts
Derivative contracts relating to copper
Maturity period (in years)	2 years
Derivatives maturing in 2011 (in pounds)	14,000,000
Derivatives maturing in 2012 (in pounds)	8,000,000
Copper contracts | Cash Flow Hedges | Non-hedge contracts | Call option sold
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	4.77
Copper contracts | Cash Flow Hedges | Non-hedge contracts | Put option purchased
Derivative contracts relating to copper
Average Strike Price of collar options (in dollars per unit)	3.25
Cash Flow Hedges
Derivative contracts relating to copper
Gain or loss on derivatives instruments recorded in OCI	612,000,000	705,000,000	(301,000,000)
Cash Flow Hedges | Designated hedge | Call option sold | Silver contracts
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	55
Cash Flow Hedges | Designated hedge | Silver contracts
Derivative contracts relating to copper
Nonmonetary notional amount of contracts entered into during the year	15,000,000
Number of weeks included in calculation of prospective hedge effectiveness using regression method (in weeks)	52
Cash Flow Hedges | Designated hedge | WTI/ULSD crack spread swaps (thousands of barrels)
Derivative contracts relating to copper
Nonmonetary notional amount of contracts entered into during the year	480,000
Cash Flow Hedges | Designated hedge | MOPS Forwards (thousands of barrels)
Derivative contracts relating to copper
Nonmonetary notional amount of contracts entered into during the year	1,222,000
Cash Flow Hedges | Designated hedge | WTB Forwards (thousands of barrels)
Derivative contracts relating to copper
Nonmonetary notional amount of contracts entered into during the year	228,000
Cash Flow Hedges | Designated hedge | JET Forwards (thousands of barrels)
Derivative contracts relating to copper
Nonmonetary notional amount of contracts entered into during the year	228,000
Cash Flow Hedges | Designated hedge | Fuel purchases
Derivative contracts relating to copper
Nonmonetary notional amount of contracts entered into during the year	19,000,000
Designated hedge | Silver contracts | Put option purchased
Derivative contracts relating to copper
Average Strike Price of collar options (in dollars per unit)	20
CLP:US $ contracts (CLP millions) | Non-hedge contracts | Pre-production expenditures
Derivative
Amount of derivative contracts not meeting the effectiveness criteria of the dual spot method	146,100,000,000
Unrealized gain (loss) on foreign currency derivatives non hedged contracts	24,000,000
Copper contracts | Non-hedge contracts
Derivative contracts relating to copper
Net premium	13,000,000
Nonmonetary notional amount of contracts entered into during the year	22,000,000
Copper contracts | Non-hedge contracts | Call option sold
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	4.72
Nonmonetary notional amount of contracts entered into during the year	132,000,000
Copper contracts | Non-hedge contracts | Call option purchased
Derivative contracts relating to copper
Average Strike Price of collar options (in dollars per unit)	4.26
Number of Derivatives contracts purchased	132,000,000
Electricity contracts (thousands of megawatt hours) | Non-hedge contracts
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	88,000
Copper contracts | De-designated as hedge | Put Option
Derivative contracts relating to copper
Derivative contracts de-designated volume	79,000,000
Gain or loss on derivatives instruments recorded in OCI	(12,000,000)
Average Strike Price of collar options (in dollars per unit)	3
Copper contracts | De-designated as hedge | Call option sold
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	4.02
Copper contracts | De-designated as hedge | Call option purchased
Derivative contracts relating to copper
Average Strike Price of collar options (in dollars per unit)	3.99
Copper contracts | De-designated as hedge | Put option purchased
Derivative contracts relating to copper
Average Strike Price of collar options (in dollars per unit)	3
Copper net collar buy contracts (millions of pounds) | De-designated as hedge | Call option sold
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	3.99
U.S. dollar interest rate contract, Total receive-fixed swap positions
Derivative
Notional monetary amount of derivative contract	300,000,000
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	200,000,000
A $:US $ contracts (A $ millions)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	4,217,000,000
C $:US $ contracts (C $ millions)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	372,000,000
CLP:US $ contracts (CLP millions)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	244,395,000,000
EUR:US $ contracts (EUR millions)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	20,000,000
PGK:US $ contracts (PGK millions)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	54,000,000
Copper net collar buy contracts (millions of pounds)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	79,000,000
Number of Derivatives contracts purchased	79,000,000
Net premium	11,000,000
Copper net collar buy contracts (millions of pounds) | Put Option
Derivative contracts relating to copper
Average Strike Price of options sold (in dollars per unit)	3
Diesel contracts (thousands of barrels)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	4,707,000
Propane contracts (millions of gallons)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	19,000,000
Electricity contracts (thousands of megawatt hours)
Derivative contracts relating to copper
Nonmonetary notional amount of derivative contract	$ 88,000

FINANCIAL INSTRUMENTS (Details 6) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Derivative
Non-hedge gains (losses)	$ 121	$ (4)	$ 38
Other gains (losses)	27	2	(9)
US dollar interest rate contract | Risk Management Activities | Non-hedge contracts | Interest income/expense
Derivative
Non-hedge gains (losses)	(2)	(7)	(4)
Currency contracts | Risk Management Activities | Non-hedge contracts | Cost of sales/corporate administration/other income/expense/ income tax expense
Derivative
Non-hedge gains (losses)	30	(4)	(8)
Copper contracts | Risk Management Activities | Non-hedge contracts | Revenue/cost of sales
Derivative
Non-hedge gains (losses)	33	(53)	73
Copper contracts | Other Use of Derivative Instruments | Non-hedge contracts | Revenue
Derivative
Non-hedge gains (losses)	7	(2)
Risk Management Activities | Non-hedge contracts
Derivative
Non-hedge gains (losses)	61	(63)	28
Risk Management Activities | Non-hedge contracts | Cost of sales | Fuel commodity contract
Derivative
Non-hedge gains (losses)		1	(30)
Risk Management Activities | Non-hedge contracts | Project development expense | Steel commodity contract
Derivative
Non-hedge gains (losses)			(3)
Other Use of Derivative Instruments | Non-hedge contracts
Derivative
Non-hedge gains (losses)	33	57	19
Other Use of Derivative Instruments | Non-hedge contracts | Revenue | Gold commodity contract
Derivative
Non-hedge gains (losses)	26	56	19
Other Use of Derivative Instruments | Non-hedge contracts | Interest income/expense | Interest rate swaptions
Derivative
Non-hedge gains (losses)		3
Non-hedge contracts | Revenue
Derivative
Other Gains (Losses), Embedded derivatives	13	5	(3)
Non-hedge contracts | Cost of sales/revenue/ other income
Derivative
Other gains (losses) non-hedge derivative instruments	11	(3)	(6)
Other income/expense
Derivative
Ineffective portion of fair value hedge	$ 3

FINANCIAL INSTRUMENTS (Details 7) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Derivative Assets and Liabilities
Beginning balance	$ 305	$ (43)
Derivatives cash (inflow) outflow from operating activities	(168)	(328)
Derivatives cash (inflow) outflow from financing activities	(12)	10	23
Non-hedge gains (losses)	121	(4)	38
Change in fair value of non-hedge derivatives	103	(39)
Cash flow hedges effective portion	601	708
Cash flow hedges ineffective portion	11	(3)
Fair value hedges effective portion	5
Fair value hedges ineffective portion	3
Ending balance	848	305	(43)
Other current assets:
Derivative Assets and Liabilities
Beginning balance	615	214
Ending balance	615	214
Other Assets
Derivative Assets and Liabilities
Beginning balance	511	290
Ending balance	511	290
Other current liabilities
Derivative Assets and Liabilities
Beginning balance	(173)	(180)
Ending balance	(173)	(180)
Other long-term obligations
Derivative Assets and Liabilities
Beginning balance	(105)	(19)
Ending balance	$ (105)	$ (19)

FINANCIAL INSTRUMENTS (Details 8) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2010 Commodity contracts Cash Flow Hedges	Dec. 31, 2009 Commodity contracts Cash Flow Hedges	Dec. 31, 2010 Cash Flow Hedges Revenue Silver contracts	Dec. 31, 2009 Cash Flow Hedges Revenue Silver contracts	Dec. 31, 2008 Cash Flow Hedges Revenue Silver contracts	Dec. 31, 2010 Cash Flow Hedges Cost of sales Silver contracts	Dec. 31, 2010 Copper contracts Cash Flow Hedges Revenue	Dec. 31, 2009 Copper contracts Cash Flow Hedges Revenue	Dec. 31, 2008 Copper contracts Cash Flow Hedges Revenue	Dec. 31, 2010 Cash Flow Hedges Revenue Fuel commodity contract	Dec. 31, 2009 Cash Flow Hedges Revenue Fuel commodity contract	Dec. 31, 2008 Cash Flow Hedges Revenue Fuel commodity contract	Dec. 31, 2010 Cash Flow Hedges Cost of sales Fuel commodity contract	Dec. 31, 2010 Currency contracts Cash Flow Hedges	Dec. 31, 2009 Currency contracts Cash Flow Hedges	Dec. 31, 2010 Currency contracts Cash Flow Hedges Cost of sales	Dec. 31, 2010 Currency contracts Cash Flow Hedges Operating costs	Dec. 31, 2009 Currency contracts Cash Flow Hedges Operating costs	Dec. 31, 2008 Currency contracts Cash Flow Hedges Operating costs	Dec. 31, 2010 Currency contracts Cash Flow Hedges Administration/other costs	Dec. 31, 2009 Currency contracts Cash Flow Hedges Administration/other costs	Dec. 31, 2008 Currency contracts Cash Flow Hedges Administration/other costs	Dec. 31, 2010 Currency contracts Cash Flow Hedges Capital expenditures	Dec. 31, 2009 Currency contracts Cash Flow Hedges Capital expenditures	Dec. 31, 2008 Currency contracts Cash Flow Hedges Capital expenditures	Dec. 31, 2010 US dollar interest rate contract Cash Flow Hedges	Dec. 31, 2009 US dollar interest rate contract Cash Flow Hedges	Dec. 31, 2010 US dollar interest rate contract Cash Flow Hedges Long Term Debt	Dec. 31, 2009 US dollar interest rate contract Cash Flow Hedges Long Term Debt	Dec. 31, 2008 US dollar interest rate contract Cash Flow Hedges Long Term Debt	Dec. 31, 2010 US dollar interest rate contract Cash Flow Hedges Interest expense	Dec. 31, 2010 US dollar interest rate contract Fair Value Hedges	Dec. 31, 2010 Cash Flow Hedges	Dec. 31, 2009 Cash Flow Hedges	Dec. 31, 2008 Cash Flow Hedges
Cash Flow Hedge Gain (Loss) in Other Comprehensive Income
Cash flow hedge gains, net of tax of $81, $89, $105	$ 598	$ 195	$ (124)	$ 250			$ 3	$ 13	$ 15		$ (72)	$ 484	$ 14	$ (4)	$ (169)	$ 79					$ 315	$ (478)	$ 238	$ 19	$ (30)	$ 27	$ 45		$ (1)			$ (30)	$ (33)	$ (17)			$ 276	$ (213)	$ 355
Effective portion of change in fair value of hedging instruments					(46)	(205)	(15)				(60)	(273)	582	29	68	(215)		658	910		549	820	(610)	56	42	(46)	53	48	5					(17)			612	705	(301)
Transfers to earnings on recording hedged items in earnings							(2)	(10)	(2)		54	(283)	(112)	26	95	(33)					(146)	(22)	(106)	(33)	7	(11)	(6)	(3)	(4)			3	3	1			(104)	(213)	(267)
Hedge ineffectiveness due to changes in original forecasted transaction															2							(5)																(3)
Cash flow hedge gains, net of tax of $186, $81, $89	598	195	(124)	250			(14)	3	13		(78)	(72)	484	51	(4)	(169)					718	315	(478)	42	19	(30)	92	45				(27)	(30)	(33)			784	276	(213)
Portion of hedge gain (loss) expected to affect 2011 earnings										2	(78)						22			273				39											(3)		255
Amount of gain(loss) transferred from OCI into income (Effective portion)					(78)	198												185	21											(3)	(3)						104	216
Amount of gain (loss) recognized in income (Ineffective portion and amount excluded from effectiveness testing)						(2)												14	2																		14
Fair Value Hedge Gains
Amount of gain recognized in income on derivative																																				$ 8

FINANCIAL INSTRUMENTS (Details 9) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
FINANCIAL INSTRUMENTS
Cash and equivalents	$ 3,968	$ 2,564	$ 1,437	$ 2,207
Accounts receivable	346	251
Net derivative assets by counterparty	901	235
Financial assets	$ 5,215	$ 3,050

FAIR VALUE MEASUREMENTS (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets and Liabilities Measured at Fair Value on a Recurring Basis
Derivatives	$ 848	$ 305	$ (43)
Quoted prices in active markets for identical assets (Level 1) | Fair value, measurements, recurring
Assets and Liabilities Measured at Fair Value on a Recurring Basis
Cash equivalents	2,781
Available-for-sale securities	171
Total fair value of assets and liabilities measured on a recurring Basis	2,952
Significant other observable inputs (Level 2) | Fair value, measurements, recurring
Assets and Liabilities Measured at Fair Value on a Recurring Basis
Derivatives	848
Receivables from provisional copper and gold sales	159
Total fair value of assets and liabilities measured on a recurring Basis	1,007
Estimated fair value
Assets and Liabilities Measured at Fair Value on a Recurring Basis
Cash equivalents	2,781
Available-for-sale securities	171
Derivatives	848
Receivables from provisional copper and gold sales	159
Total fair value of assets and liabilities measured on a recurring Basis	$ 3,959

FAIR VALUE MEASUREMENTS (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Financial assets
Derivative assets	$ 1,126	$ 504
Carrying amount
Financial assets
Cash and equivalents	3,968	2,564
Accounts receivable	346	251
Available-for-sale securities	171	61
Derivative assets	1,126	504
Total fair value of assets measured on a recurring Basis	5,611	3,380
Financial liabilities
Accounts payable	1,511	1,221
Long-term debt	6,692	6,335
Settlement obligation to close out gold sales contracts		647
Derivative liabilities	278	199
Restricted share units	153	124
Deferred share units	9	6
Total fair value of liabilities measured on a recurring Basis	8,643	8,532
Estimated fair value
Financial assets
Cash and equivalents	3,968	2,564
Accounts receivable	346	251
Available-for-sale securities	171	61
Derivative assets	1,126	504
Total fair value of assets measured on a recurring Basis	5,611	3,380
Financial liabilities
Accounts payable	1,511	1,221
Long-term debt	7,070	6,723
Settlement obligation to close out gold sales contracts		647
Derivative liabilities	278	199
Restricted share units	153	124
Deferred share units	9	6
Total fair value of liabilities measured on a recurring Basis	$ 9,021	$ 8,920

ASSET RETIREMENT OBLIGATIONS (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset Retirement Obligations (AROs)
Balance at beginning of period	$ 1,207	$ 1,036
AROs acquired during the year	9	30
AROs arising in the year	305	119
Impact of revisions to expected cash flows recorded in earnings	8	10	9
Cash payments	(44)	(39)
Settlement gains	(5)	(6)
Accretion	47	57	45
Balance at end of period	1,527	1,207	1,036
Current portion	(88)	(85)
Asset retirement obligations, noncurrent	$ 1,439	$ 1,122

ASSET RETIREMENT OBLIGATIONS (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating mines and development
Asset retirement obligations
ARO increase	$ 301	$ 119
ARO decrease	(8)	(1)
Porgera
Asset retirement obligations
ARO increase	118
Pierina
Asset retirement obligations
ARO increase	90
Closed mines and Barrick Energy
Asset retirement obligations
ARO increase	27	10	9
Closed mines
Asset retirement obligations
ARO increase	14	8
Barrick Energy
Asset retirement obligations
ARO increase	$ 13	$ 2

OTHER NON-CURRENT LIABILITIES (Details) (USD $)	1 Months Ended	12 Months Ended
	Sep. 30, 2009	Dec. 31, 2010	Dec. 31, 2009
Other Noncurrent Liabilities:
Deposit on silver sale agreement		$ 312,000,000	$ 196,000,000
Derivative liabilities (Note 20E)		278,000,000	199,000,000
Provision for supply contract restructuring costs		31,000,000
Other		142,000,000	70,000,000
Other Non-current Liabilities		868,000,000	1,145,000,000
Upfront cash payment receivable over three years from the date of the Silver Sale Agreement	625,000,000
Number of years upfront cash payments are receivable under the Silver Sale Agreement (in years)	3
Amount receivable per ounce subject to prevailing market price under Silver Sale Agreement (in dollars per ounce)	3.9
Annual inflation adjustment starting three years after project completion at Pascua-Lama (as a percent)	1.00%
Number of years after which annual inflation adjustment will start (in years)	3
Cash received under Silver Sale Agreement		137,500,000	213,000,000
Payment on settlement for derivative contracts		656,000,000	5,221,000,000
Defined Benefit Pension Plans,
Other Noncurrent Liabilities:
Non-current liabilities		103,000,000	96,000,000
Other Post-retirement Benefits
Other Noncurrent Liabilities:
Non-current liabilities		25,000,000	26,000,000
Other Liabilities, Noncurrent
Other Noncurrent Liabilities:
Settlement obligation to close out gold sales contracts			647,000,000
Derivative liabilities (Note 20E)		105,000,000	19,000,000
Provision for offsite remediation		61,000,000
RSUs
Other Noncurrent Liabilities:
Restricted share units (Note 28B)		89,000,000	91,000,000
Pascua-Lama
Other Noncurrent Liabilities:
Percentage of silver production sold under agreement (as a percent)	25.00%
Additional cash receivable under Silver Sale Agreement		275,000,000
Lagunas Norte, Pierina and Veladero
Other Noncurrent Liabilities:
Percentage of silver production sold under agreement (as a percent)	100.00%
Floating Contracts
Other Noncurrent Liabilities:
Obligation of derivative contracts			600,000,000
Payment on settlement for derivative contracts		$ 600,000,000

DEFERRED INCOME TAXES (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Deferred tax assets
Current income tax on undistributed earnings of certain foreign subsidiaries	$ 74
Deferred income tax liability on undistributed earnings of certain foreign subsidiaries	48
Tax loss carry forwards	553	659
Capital tax loss carryforwards	101
Alternative minimum tax ("AMT") credits	318	287
Asset retirement obligations	494	413
Property, plant and equipment	177	268
Post-retirement benefit obligations	14	16
Accrued interest payable	63	108
Other	53
Total deferred tax assets	1,773	1,751
Valuation allowances	(425)	(481)
Total deferred tax assets,net	1,348	1,270
Deferred tax liabilities
Property, plant and equipment	(1,725)	(1,328)
Derivative instruments	(168)	(81)
Inventory	(102)	(70)
Other		(26)
Total deferred tax assets (liabilities)	(647)	(235)
Classification:
Non-current assets	467	949	869
Non-current liabilities	(1,114)	(1,184)
Total deferred tax assets (liabilities)	$ (647)	$ (235)

DEFERRED INCOME TAXES (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Tax Losses and AMT Credits
Tax losses	$ 9,231
Alternative minimum tax ("AMT") credits	318	287
Canada
Tax Losses and AMT Credits
Tax losses	1,299
Canada | 2011
Tax Losses and AMT Credits
Tax losses	7
Canada | 2013
Tax Losses and AMT Credits
Tax losses	2
Canada | 2015
Tax Losses and AMT Credits
Tax losses	1,290
Barbados
Tax Losses and AMT Credits
Tax losses	7,280
Barbados | 2015
Tax Losses and AMT Credits
Tax losses	7,280
Chile
Tax Losses and AMT Credits
Tax losses	202
Chile | No expiration date
Tax Losses and AMT Credits
Tax losses	202
Tanzania
Tax Losses and AMT Credits
Tax losses	97
Tanzania | No expiration date
Tax Losses and AMT Credits
Tax losses	97
Dominican Republic
Tax Losses and AMT Credits
Tax losses	247
Dominican Republic | No expiration date
Tax Losses and AMT Credits
Tax losses	247
Other
Tax Losses and AMT Credits
Tax losses	106
Other | 2015
Tax Losses and AMT Credits
Tax losses	6
Other | No expiration date
Tax Losses and AMT Credits
Tax losses	100
2011
Tax Losses and AMT Credits
Tax losses	7
2013
Tax Losses and AMT Credits
Tax losses	2
2015
Tax Losses and AMT Credits
Tax losses	8,576
No expiration date
Tax Losses and AMT Credits
Tax losses	646
Alternative minimum tax ("AMT") credits	$ 318

DEFERRED INCOME TAXES (Details 3) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Deferred Tax Assets
Gross deferred tax assets	$ 892	$ 1,430
Valuation allowances	(425)	(481)
Net Deferred Tax Assets	467	949	869
Canada
Net Deferred Tax Assets
Gross deferred tax assets	350	366
Valuation allowances	(52)	(45)
Net Deferred Tax Assets	298
Chile
Net Deferred Tax Assets
Gross deferred tax assets	20	44
Valuation allowances	(20)	(22)
Argentina
Net Deferred Tax Assets
Gross deferred tax assets	97	119
Valuation allowances	(97)	(119)
Australia
Net Deferred Tax Assets
Gross deferred tax assets	104	109
Valuation allowances	(104)	(11)
Tanzania
Net Deferred Tax Assets
Gross deferred tax assets	56	122
Valuation allowances	(30)	(30)
United States
Net Deferred Tax Assets
Gross deferred tax assets	136	542
Valuation allowances	(7)	(136)
Barbados
Net Deferred Tax Assets
Gross deferred tax assets	73	69
Valuation allowances	(73)	(69)
Other
Net Deferred Tax Assets
Gross deferred tax assets	56	59
Valuation allowances	$ (42)	$ (49)

DEFERRED INCOME TAXES (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Temporary differences
Property, plant and equipment	$ (402)	$ (279)	$ (3)
Asset retirement obligations	81	47	24
Tax loss carry forwards	(106)	2	(72)
Capital tax loss carry forwards	101
Derivatives	(86)	(171)	212
Other	(1)	8	(2)
Total change in temporary differences	(413)	(393)	159
Net currency translation gains/(losses) on deferred tax balances	2	40	(98)
Canadian tax rate changes		(59)
Canadian functional currency election		70
Release of other valuation allowances			175
Total change in deferred tax balances, net of other temporary differences	(411)	(342)	236
Intraperiod allocation to:
Income (loss) from continuing operations before income taxes	(231)	(107)	41
Income (loss) from discontinued operations		(41)	4
Share issue costs		40
Redemption of convertible senior debentures	(12)
Other	(1)	(8)	(2)
Total Changes in Deferred Tax Balances	(412)	(350)	234
Tusker Gold Limited
Intraperiod allocation to:
Acquisitions	(22)
Hemlo
Intraperiod allocation to:
Acquisitions		(56)
Cortez
Intraperiod allocation to:
Acquisitions			11
Barrick Energy
Intraperiod allocation to:
Acquisitions	(37)		(22)
Kainantu.
Intraperiod allocation to:
Acquisitions			(19)
Other acquisition
Intraperiod allocation to:
Acquisitions			$ 2

DEFERRED INCOME TAXES (Details 5) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2004	Dec. 31, 2002	Sep. 30, 2004
Unrecognized Tax Benefits.
Balance at beginning of period	$ 67	$ 46
Additions based on tax positions related to the current year
Additions for tax positions of prior years		38
Reductions for tax positions of prior years
Settlements	(3)	(17)
Balance at end of period	64	67
Amount of unrecognized tax benefits that would impact effective tax rate if recognized	64
Peruvian Tax Assessment
Income tax assessment amount	53				32
Reduction in current and deferred income tax liabilities based on written confirmation in Barrick's favor			141	141
Reduction in other accrued costs based on written confirmation in Barrick's favor			21	21
Interest and penalties on tax assessment	209
Expected settlement of income tax and mining tax assessments
Significant Change in Unrecognized Tax Benefits is Reasonably Possible
Amount of unrecognized tax benefits	2
Approximate decrease in the amount of unrecognized tax benefits	3
Reduction of available tax pools
Significant Change in Unrecognized Tax Benefits is Reasonably Possible
Approximate decrease in the amount of unrecognized tax benefits	$ 37

CAPITAL STOCK (Details) (USD $) In Millions, except Share data	1 Months Ended	12 Months Ended						3 Months Ended	12 Months Ended
	Sep. 30, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 First preferred shares Series A	Dec. 31, 2010 First preferred shares Series B	Dec. 31, 2010 Second preferred shares Series A	Mar. 31, 2009 Barrick Gold Inc.	Dec. 31, 2010 Barrick Gold Inc.
Equity share capital, issued (in shares)		998,499,673
Preferred shares capital, authorized (in share)					9,764,929	9,047,619	14,726,854
Preferred share capital, issued (in shares)
Common stock offering
Shares issued during the year (in shares)	109,000,000
Price per share issued during the period (in dollars per share)	$ 36.95
Proceeds on common share offering	$ 3,885		$ 3,885
Dividends per share (in dollars per share)		$ 0.44	$ 0.4	$ 0.4
Dividends		$ 436	$ 369	$ 349
Exchangeable Shares
Exchangeable shares issued (in shares)									11,100,000
Exchange ratio of exchangeable shares (per share)									0.53
Number of exchangeable shares redeemed (in shares)								500,000
Number of shares issued on redemption (in shares)								300,000

OTHER COMPREHENSIVE INCOME (LOSS) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Accumulated OCI at beginning of period
Cash flow hedge gains, net of tax of $81, $89, $105	$ 195	$ (124)	$ 250
Tax on accumulated cash flow hedge gains (losses)	186	81	(89)	105
Investments, net of tax of $3, $nil, $4	24	(2)	37
Tax on gains on adjustments to available for sale securities	7	3		4
Currency translation adjustments, net of tax of $nil, $nil, $nil	(141)	(197)	(143)
Tax on currency translation adjustments
Pension plans and other post-retirement benefits, net of tax of $14, $19, $2	(23)	(33)	7
Tax on gains on pension plans and other post-retirement benefits	(14)	(14)	(19)	2
Accumulated OCI at beginning of period	55	(356)	151
Other comprehensive income (loss) for the period:
Changes in fair value of cash flow hedges	612	705	(301)
Changes in fair value of investments	69	34	(52)
Currency translation adjustments	22	56	(54)
Pension plan and other post-retirement benefit adjustments:
Net actuarial gain (loss)	(2)	15	(62)
Transition obligation (asset)			1
Less: reclassification adjustments for (gains) losses recorded in earnings:
Transfers of cash flow hedge gains to earnings on recording hedged items in earnings	(104)	(216)	(267)
Investments:
Other than temporary impairment charges		1	26
Gains realized on sale	(12)	(6)	(17)
Other comprehensive income (loss), before tax	585	589	(726)
Income tax recovery (expense) related to OCI	(109)	(178)	219
Other comprehensive income (loss), net of tax	476	411	(507)
Accumulated OCI at December 31
Cash flow hedge gains, net of tax of $186, $81, $89	598	195	(124)	250
Investment, net of tax of $7, $3, $nil	77	24	(2)	37
Currency translation adjustments, net of tax of $nil, $nil, $nil	(119)	(141)	(197)	(143)
Pension plans and other post-retirement benefits, net of tax of $14, $14, $19	(25)	(23)	(33)	7
Accumulated OCI at end of period	$ 531	$ 55	$ (356)	$ 151

NON-CONTROLLING INTERESTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Noncontrolling Interest
Balance at begining of period	$ 484	$ 182	$ 82
Share of net earnings (loss)	3,297	(4,268)	797
Cash contributed	114	299	90
Other increase in non-controlling interest	1,048	(3)	(2)
Balance at end of period	1,669	484	182
Non-controlling interests (note 27) | Pueblo Viejo
Noncontrolling Interest
Share of net earnings (loss)	(3)	1	(26)
Pueblo Viejo
Noncontrolling Interest
Balance at begining of period	462	154	60
Cash contributed	101	307	120
Balance at end of period	560	462	154
Non-controlling interests (note 27) | African Barrick Gold
Noncontrolling Interest
Share of net earnings (loss)	41	5	38
African Barrick Gold
Noncontrolling Interest
Balance at begining of period	22	25	17
Cash contributed		(8)	(30)
Other increase in non-controlling interest	594
Balance at end of period	657	22	25
Non-controlling interests (note 27) | Cerro Casale
Noncontrolling Interest
Share of net earnings (loss)	(15)
Cerro Casale
Noncontrolling Interest
Cash contributed	13
Other increase in non-controlling interest	454
Balance at end of period	452
Other.-
Noncontrolling Interest
Balance at begining of period		3	5
Other increase in non-controlling interest		(3)	(2)
Balance at end of period			3
Tulawaka Mine
Noncontrolling Interest
Non-controlling interest (as a percent)	30.00%
Non-controlling interests (note 27)
Noncontrolling Interest
Share of net earnings (loss)	23	6	12
Cash contributed	114	299	90
Other increase in non-controlling interest	$ 1,048	$ (3)	$ (2)

STOCK-BASED COMPENSATION (Details) In Millions, except Share data, unless otherwise specified	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CAD ( $)	Dec. 31, 2010 Stock Options USD ( $)	Dec. 31, 2009 Stock Options USD ( $)	Dec. 31, 2008 Stock Options USD ( $)	Dec. 31, 2010 C $ options CAD ( $)	Dec. 31, 2009 C $ options CAD ( $)	Dec. 31, 2008 C $ options CAD ( $)	Dec. 31, 2010 C $ options CAD ( $)	Dec. 31, 2010 $22- $27 CAD ( $)	Dec. 31, 2010 $28- $31 CAD ( $)	Dec. 31, 2010 US $ options USD ( $)	Dec. 31, 2009 US $ options USD ( $)	Dec. 31, 2008 US $ options USD ( $)	Dec. 31, 2010 US $ options USD ( $)	Dec. 31, 2010 $9- $19 USD ( $)	Dec. 31, 2010 $20- $27 USD ( $)	Dec. 31, 2010 $28- $41 USD ( $)	Dec. 31, 2010 $42- $55 USD ( $)
Stock-based Compensation
Vesting period (in years)			four years
Number of years over which the options are exercisable that are granted in and prior to July 2004 (in years)			10
Number of years over which the options are exercisable that are granted since December 2004 (in years)			7
Common shares available for granting options (in shares)			6,700,000	6,900,000	7,400,000
Compensation expense			$ 14	$ 20	$ 25
Additional compensation expenses as result of accelerating the vesting condition				7
Reduction of earnings per share on recognition of compensation expense for stock options (in dollars per share)			$ 0.01	$ 0.03	$ 0.03
Total intrinsic value relating to options exercised			96	38	61
Employee Stock Option Activity
Range of exercise price, low end of the range (in dollars per share)										$ 22	$ 28					$ 9	$ 20	$ 28	$ 42
Range of exercise price, high end of the range (in dollars per share)										$ 27	$ 31					$ 19	$ 27	$ 41	$ 55
Outstanding at the beginning of the period (in shares)						3,300,000	4,800,000	7,100,000	1,400,000			9,100,000	8,900,000	7,000,000	7,000,000
Granted (in shares)												900,000	1,600,000	2,800,000
Exercised (in shares)						(1,900,000)	(1,400,000)	(2,100,000)				(2,900,000)	(1,300,000)	(800,000)
Forfeited (in shares)												(100,000)	(100,000)	(100,000)
Cancelled/expired (in shares)							(100,000)	(200,000)
Outstanding at the end of the period (in shares)							3,300,000	4,800,000	1,400,000	800,000	600,000		9,100,000	8,900,000	7,000,000	100,000	1,900,000	1,400,000	3,600,000
Average price
Outstanding at beginning of period (in dollars per share)						$ 27	$ 27	$ 27	$ 26			$ 33	$ 28	$ 28	$ 38
Average price of Employee Stock Option, Granted (in dollars per share)													$ 41	$ 34	$ 55
Average price of Employee Stock Option, Exercised (in dollars per share)							$ 26	$ 28	$ 27				$ 24	$ 24	$ 28
Average price of Employee Stock Option, Forfeited (in dollars per share)													$ 35	$ 31	$ 38
Average price of Employee Stock Option, Cancelled/expired (in dollars per share)							$ 23	$ 28
Outstanding at the end of the period (in dollars per share)							$ 27	$ 27	$ 26	$ 24	$ 29		$ 33	$ 28	$ 38	$ 13	$ 26	$ 37	$ 46
Average life of Stock Options Outstanding (in years)									2	2	3				5	2	3	5	6
Intrinsic value of Employee Stock Option outstanding									39	24	15				109	3	53	32	21
Employee Stock Option, exercisable (in shares)									1,400,000	800,000	600,000				3,600,000	100,000	1,400,000	1,300,000	800,000
Average price of Employee Stock Option, exercisable (in dollars per share)									$ 26	$ 24	$ 29				$ 33	$ 13	$ 25	$ 37	$ 43
Intrinsic value of Employee Stock Option, exercisable									39	24	15				74	3	40	22	9
Closing market share price (in dollars per share)	$ 53.18	$ 53.12
Valuation assumptions
Expected term, minimum (in years)			5	5	4.5
Expected term, maximum (in years)			5.1	5.1	5.2
Expected volatility, minimum (as a percent)			33.00%	35.00%	30.00%
Expected volatility, maximum (as a percent)			60.00%	60.00%	70.00%
Weighted average expected volatility (as a percent)			36.00%	51.00%	43.00%
Expected dividend yield, minimum (as a percent)			1.00%	1.00%	0.70%
Expected dividend yield, maximum (as a percent)			1.13%	1.10%	1.50%
Risk-free interest rate, minimum (as a percent)			0.19%	0.16%	0.25%
Risk-free interest rate, maximum (as a percent)			2.88%	3.44%	5.10%
Weighted average fair value per option (in dollars per share)			$ 16	$ 13	$ 12
Total unrecognized compensation cost relating to unvested RSUs			$ 37	$ 58	$ 42
Weighted average period during which unvested awards, not yet recognized, is expected to be recognized (in years)			2	2	2

STOCK-BASED COMPENSATION (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock-based Compensation
Stock option expense	$ 14,000,000	$ 20,000,000	$ 25,000,000
Restricted Share Units
Stock-based Compensation
Value of award equivalent common shares (in shares)	1
Number of years in which the units are settled in cash after the grant date (in years)	Third anniversary
Compensation expense	48,000,000	40,000,000	33,000,000
Total unrecognized compensation cost relating to unvested RSUs	83,000,000	74,000,000	84,000,000
Weighted average remaining contractual life of RSU's (in years)	1.22
Vesting period, low end of range (in years)	2.5
Vesting period, high end of range (in years)	3
Percentage of annual retainer directors can opt to receive in the form of DSUs (as a percent)	100.00%
Performance restricted share units, Deferred share units and Restricted Share Units, outstanding	153,000,000	124,000,000	120,000,000
DSU and RSU Activity
Outstanding at beginning of period (in shares)	3,150,000	3,286,000	2,383,000
Settled for cash (in shares)	(824,000)	(897,000)	(348,000)
Forfeited (in shares)	(326,000)	(279,000)	(262,000)
Granted (in shares)	918,000	1,013,000	1,493,000
Credits for dividends (in shares)	30,000	27,000	20,000
Outstanding at end of period (in shares)	2,948,000	3,150,000	3,286,000
Outstanding at beginning of period, Fair value	124,000,000	120,000,000	100,000,000
Settled for cash, Fair value	(42,800,000)	(35,700,000)	(10,300,000)
Forfeited, Fair value	(17,000,000)	(11,100,000)	(10,600,000)
Granted, Fair value	49,300,000	42,100,000	42,000,000
Credits for dividends, Fair value	1,300,000	1,000,000	700,000
Change in value	37,900,000	7,400,000	(1,700,000)
Outstanding at end of period, Fair value	153,000,000	124,000,000	120,000,000
DSUs
Stock-based Compensation
Value of award equivalent common shares (in shares)	1
Performance restricted share units, Deferred share units and Restricted Share Units, outstanding	9,000,000	7,000,000	5,000,000
DSU and RSU Activity
Outstanding at beginning of period (in shares)	167,000	130,000	100,000
Settled for cash (in shares)	(20,000)		(4,000)
Granted (in shares)	33,000	37,000	34,000
Outstanding at end of period (in shares)	180,000	167,000	130,000
Outstanding at beginning of period, Fair value	7,000,000	5,000,000	4,000,000
Settled for cash, Fair value	(600,000)		(100,000)
Granted, Fair value	1,500,000	1,200,000	1,200,000
Change in value	1,900,000	700,000	(500,000)
Outstanding at end of period, Fair value	9,000,000	7,000,000	5,000,000
PRSUs
Stock-based Compensation
Value of award equivalent common shares (in shares)			1
Number of years in which the units are settled in cash after the grant date (in years)			Third anniversary
Vesting period (in years)	3 year
Target settlement, minimum (as a percent)			0.00%
Target settlement, maximum (as a percent)			200.00%
Performance restricted share units, Deferred share units and Restricted Share Units, outstanding	335,000		133,000
DSU and RSU Activity
Outstanding at beginning of period, Fair value	250,000
Outstanding at end of period, Fair value	335,000		133,000
ESPP
Stock-based Compensation
Employee contribution as a percentage of their combined base salary and annual bonus, minimum (as a percent)			1.00%
Employee contribution as a percentage of their combined base salary and annual bonus, maximum (as a percent)			6.00%
Matching contribution by employer percentage (as a percent)			50.00%
Matching contribution by employer, maximum per year for an employee			5,000
Contribution by employer	600,000	800,000	500,000
ABG Stock option Member
Stock-based Compensation
Stock option expense	$ 1,000,000
Period, based on which the exercise price is determined (in days)	3

POST-RETIREMENT BENEFITS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended											12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2009 Hemlo Defined Benefit Pension Plans,	Dec. 31, 2008 Cortez Defined Benefit Pension Plans,	Dec. 31, 2010 Defined Benefit Pension Plans,	Dec. 31, 2009 Defined Benefit Pension Plans,	Dec. 31, 2008 Defined Benefit Pension Plans,	Dec. 31, 2007 Defined Benefit Pension Plans,	Dec. 31, 2010 Nonqualified Defined Benefit Pension Plans	Dec. 31, 2009 Nonqualified Defined Benefit Pension Plans	Dec. 31, 2010 Other Post-retirement Benefits	Dec. 31, 2009 Other Post-retirement Benefits	Dec. 31, 2008 Other Post-retirement Benefits	Dec. 31, 2008 Cortez
Defined Contribution Pension Plans
Percent of officer's annual salary and bonus contributed by the employer (as a percent)	15.00%
Employer contribution	$ 56	$ 50	$ 47
Defined Benefit Plan Disclosure
Number of plans wound up							2		1
Fair value of assets of held in rabbi trust										0	6
Corridor Limit Percentage (as a percent)	10.00%
Benefit Plan Expense (Credit)
Expected return on plan assets						(14)	(14)	(19)
Interest cost						17	19	21				1	2	2
Actuarial losses						2	2	1
Net Pension Expense (Credit)						5	7	3
Fair Value of Plan Assets
Fair value of plan assets, beginning						215	237	293
Increase for plans assumed on acquisitions							8	9
Actual return on plan assets						25	36	(41)
Company contributions						12	9	12				2	1	2
Settlements							(24)
Benefits paid						(25)	(52)	(33)				(2)	(1)	(2)
Foreign currency adjustments							1	(3)
Fair value of plan assets, ending						227	215	237	293
Percentage of additional interest acquired (as a percent)		40.00%		50.00%	40.00%										40.00%
Composition of plan assets, Weighted average target allocation
Equity securities (as a percent)						54.00%
Fixed income securities (as a percent)						46.00%
Target allocations (as a percent)						100.00%
Percentage of plan assets, Actual allocation
Equity securities (as a percent)						54.00%
Fixed income securities (as a percent)						46.00%
Actual Allocation (as a percent)						100.00%
Composition of plan assets, Actual allocation
Equity securities						122
Fixed income securities						105
Actual Allocation						227
Projected Benefit Obligation (PBO), Accumlated Post-retirement Benefit Obligation (APBO)
Projected benefit obligation, beginning of year						321	357					29	32	30
Increase for plans assumed on acquisitions							6
Amendments						1
Interest cost						17	19					1	2	2
Actuarial (gains) losses						20	6					(1)	(3)	2
Benefits paid						(25)	(52)					(2)	(2)	(2)
Foreign currency adjustments						2	8
Settlements							(23)
Projected benefit obligation, end of year						336	321	357				27	29	32
Funded status						(109)	(106)					(27)	(29)	(32)
ABO						335	321
ABO for plans where the PBO exceeds the fair value of plan assets						326	314
Benefit Plan Assets/Liabilities
Non-current assets						2	3
Current liabilities						8	13					2	3
Non-current liabilities						103	96					25	26
Other comprehensive income						43	34
Total						66	72					27	29
Projected benefit obligation and fair value of plan assets for pension plans with a projected benefit obligation in excess of plan assets
Projected benefit obligation, end of year						328	314
Fair value of plan assets, end of year						217	206
Projected benefit obligation and fair value of plan assets for pension plans with a Accumulated benefit obligation in excess of plan assets
Projected benefit obligation, end of year						328	314
Accumulated benefit obligation, end of year						326	314
Fair value of plan assets, end of year						217	206
Expected Future Benefit Payments
2011						24						2
2012						23						2
2013						31						3
2014						23						3
2015						23						2
2016 - 2020						114						5
Actuarial Assumptions
Benefit obligation, discount rate, low range, percent (as a percent)						4.95%	5.55%	4.50%
Benefit obligation, discount rate, high range, percent (as a percent)						5.77%	6.87%	6.25%
Pension cost, discount rate, low range, percent (as a percent)						4.82%	6.00%	4.50%
Pension cost, discount rate, high range, percent (as a percent)						6.87%	6.25%	6.25%
Return on plan assets, discount rate, low range, percent (as a percent)						4.50%	4.50%	3.75%
Return on plan assets, discount rate, high range, percent (as a percent)						7.00%	7.00%	7.00%
Wage increases, discount rate (as a percent)						5.00%	5.00%
Wage increases, discount rate, low range, percent (as a percent)								3.50%
Wage increases, discount rate, high range, percent (as a percent)						5.00%	5.00%	5.00%
Effect of a one-percent change in discount rate, increase in ABO						32	32	32
Effect of a one-percent change in discount rate, decrease in pension cost						1.5	1.5	1.5
Effect of a one-percent change in return on plan assets, decrease in pension cost						2	2	2
Minimum outstanding balance on bonds included in analysis of discount rate						50
Percentage of highest and lowest range of outlying bonds discarded from analysis of discount rate as non-representative (as a percent)						10.00%
Amounts recognized in accumulated other comprehensive income that will be amortized into net periodic benefit cost in next fiscal year
Net actuarial loss (gain)												(4)	(4)
Transition obligation (asset)													1
Total amounts recognized in accumulated other comprehensive income, to be amortized in next fiscal year												$ (4)	$ (3)
Health care cost trend assumed for next fiscal year (as a percent)												8.00%
Health cost trend, decreasing ratability in 2019 and thereafter (as a percent)												4.75%

LITIGATION AND CLAIMS (Details) (USD $) In Billions, unless otherwise specified	Dec. 31, 2009 Cortez Hills Complaint	Dec. 31, 2007 Marinduque Complaint Marcopper	Dec. 31, 2010 Calancan Bay (Philippines) Complaint Marcopper	Aug. 31, 2009 Perilla Complaint Marcopper	Nov. 30, 2006 Pakistani Constitutional Litigation	Dec. 31, 2010 Pakistani Constitutional Litigation Tethyan Copper Company (TCC)
Loss Contingencies:
Number of claims plantiffs were likely to succeed	2
Minority shareholding owned by Placer Dome until divestiture in 1997 (as a percent)		39.90%
Approximate total amount of damages claimed			$ 1
Number of named individuals on whose behalf complaint was filed				2
Approximate number of residents on whose behalf complaint was filed				200,000
Number of Pakistani citizens filing constitutional petition					3
Percentage of indirect ownership in TCC (as a percent)						50.00%
Percentage of indirect ownership in TCC by Antofagasta (as a percent)						50.00%

Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information
Entity Registrant Name	BARRICK GOLD CORP
Entity Central Index Key	0000756894
Document Type	40-F
Document Period End Date	Dec 31, 2010
Amendment Flag	true
Amendment Description	On March 31, 2011, Barrick Gold Corporation ("Barrick") filed its annual report on Form 40-F for the year ended December 31, 2010 (the "Annual Report"). Subsequent to filing the Annual Report, Barrick noted certain typographical errors in Exhibit 101, which includes certain financial information of Barrick in Extensible Business Reporting Language (XBRL) format. A corrected version of Exhibit 101, together with certifications under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, is filed herewith. No other portions of the Annual Report are being amended.
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	998,499,673
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	CY